UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-07238

SUNAMERICA SERIES TRUST

(Exact name of registrant as specified in charter)

1 SunAmerica Center Los Angeles, CA 90067-6022
(Address of principal executive offices)  (Zip code)

John T. Genoy
Senior Vice President
SunAmerica Asset Management Corp.
Harborside Financial Center,
3200 Plaza 5
Jersey City, NJ 07311
(Name and address of agent for service)
Registrant’s telephone number, including area code: (201) 324-6414

Date of fiscal year end: January 31
Date of reporting period: October 31, 2010

Item 1 — Schedule of Investments
This filing is on behalf of thirty-one of the thirty-five Investment Company Series of SunAmerica Series Trust.

SUNAMERICA SERIES TRUST
CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS — October 31, 2010
(unaudited)

Short-Term Investment Securities — 100.1%	Principal	Value
	Amount	(Note 1)

ASSET-BACKED COMMERCIAL PAPER — 27.1%
Amsterdam Funding Corp. 0.30% due 01/04/11*	$1,000,000	$999,430
Argento Variable Funding Co. LLC 0.32% due 11/23/10*	1,000,000	999,804
Argento Variable Funding Co. LLC 0.32% due 11/29/10*	2,000,000	1,999,502
Argento Variable Funding Co. LLC 0.43% due 11/02/10*	3,000,000	2,999,964
Atlantis One Funding Corp. 0.55% due 01/18/11*	2,000,000	1,999,000
Cancara Asset Securitisation LLC 0.30% due 12/08/10*	1,000,000	999,691
Cancara Asset Securitisation LLC 0.30% due 01/18/11*	2,000,000	1,998,580
Cancara Asset Securitisation LLC 0.31% due 12/14/10*	1,000,000	999,630
Cancara Asset Securitisation LLC 0.31% due 01/04/11*	1,000,000	999,430
Cancara Asset Securitisation LLC 0.33% due 12/02/10*	1,000,000	999,716
Cancara Asset Securitisation LLC 0.38% due 11/10/10*	5,000,000	4,999,525
Falcon Asset Securitization Co. LLC 0.27% due 12/02/10*	2,000,000	1,999,535
Falcon Asset Securitization Co. LLC 0.40% due 02/02/11*	1,000,000	999,290
FCAR Owner Trust I 0.30% due 01/04/11	6,500,000	6,496,685
FCAR Owner Trust I 0.30% due 01/05/11	2,800,000	2,798,544
FCAR Owner Trust I 0.45% due 04/05/11	500,000	499,210
Gotham Funding Corp. 0.31% due 12/01/10*	1,200,000	1,199,690
Gotham Funding Corp. 0.32% due 11/10/10*	7,000,000	6,999,440
Grampian Funding LLC 0.32% due 12/06/10*	2,000,000	1,999,378
Grampian Funding LLC 0.43% due 11/02/10*	3,000,000	2,999,964
Jupiter Securitization Co. LLC 0.40% due 02/02/11*	1,000,000	999,130
Jupiter Securitization Co. LLC 0.48% due 01/21/11*	8,000,000	7,994,080
LMA Americas LLC 0.34% due 11/24/10*	1,000,000	999,783
LMA Americas LLC 0.36% due 11/24/10*	6,000,000	5,998,620
Manhattan Asset Funding Co. LLC 0.30% due 11/22/10*	2,000,000	1,999,650
MetLife Short Term Funding LLC 0.33% due 01/03/11*	2,000,000	1,999,080
MetLife Short Term Funding LLC 0.33% due 01/10/11*	1,000,000	999,480
MetLife Short Term Funding LLC 0.34% due 01/03/11*	1,000,000	999,540
MetLife Short Term Funding LLC 0.38% due 12/28/10*	2,000,000	1,998,797
Royal Park Investments Funding Corp. 0.30% due 12/13/10*	1,000,000	999,650
Royal Park Investments Funding Corp. 0.31% due 12/08/10*	500,000	499,841
Royal Park Investments Funding Corp. 0.31% due 12/22/10*	1,000,000	999,561
Royal Park Investments Funding Corp. 0.31% due 01/12/11*	1,000,000	999,420
Royal Park Investments Funding Corp. 0.31% due 01/13/11*	2,000,000	1,998,820
Royal Park Investments Funding Corp. 0.32% due 12/29/10*	2,000,000	1,998,969
Sheffield Receivables Corp. 0.30% due 01/03/11*	2,000,000	1,998,960
Sheffield Receivables Corp. 0.30% due 01/04/11*	8,000,000	7,995,760
Sheffield Receivables Corp. 0.31% due 01/05/11*	2,000,000	1,998,920
Sheffield Receivables Corp. 0.37% due 03/01/11*	2,500,000	2,497,150
Sheffield Receivables Corp. 0.37% due 03/02/11*	1,000,000	998,850
Surrey Funding Corp 0.32% due 01/11/11*	300,000	299,823
Thunder Bay Funding LLC 0.31% due 04/01/11*	500,000	499,175
Victory Receivables Corp. 0.30% due 01/05/11*	6,000,000	5,996,520
Windmill Funding I Corp. 0.32% due 01/04/11*	3,000,000	2,998,410

TOTAL ASSET-BACKED COMMERCIAL PAPER (cost $102,748,455)		102,753,997

CERTIFICATES OF DEPOSIT — 22.3%
Bank of Nova Scotia 0.45% due 01/18/11	400,000	400,172
Barclays Bank PLC 0.36% due 04/21/11	2,000,000	1,999,220
Barclays Bank PLC 0.37% due 03/28/11	4,500,000	4,499,640
Barclays Bank PLC 0.46% due 02/11/11	3,000,000	3,001,140
BNP Paribas 0.43% due 03/07/11	5,800,000	5,801,218
BNP Paribas 0.43% due 03/14/11	2,000,000	2,000,460
BNP Paribas 0.43% due 03/21/11	5,800,000	5,801,392
BNP Paribas 0.44% due 03/14/11	4,000,000	4,001,040
Credit Industriel et Commercial 0.48% due 11/05/10	3,000,000	3,000,000
Dexia Credit Local SA 0.35% due 11/02/10	11,000,000	11,000,000
Natixis 0.37% due 02/01/11	1,000,000	1,000,110
Natixis 0.45% due 11/01/10	10,000,000	10,000,000
Nordea Bank Finland PLC 0.47% due 01/28/11	1,000,000	1,000,450
Nordea Bank Finland PLC 0.54% due 01/10/11	3,000,000	3,001,530

Rabobank Nederland 0.41% due 02/04/11	3,000,000	3,001,140
Rabobank Nederland 0.57% due 01/10/11	3,000,000	3,001,950
Royal Bank of Canada 0.31% due 03/07/11	1,000,000	1,000,250
Royal Bank of Scotland PLC 0.28% due 12/13/10	4,000,000	4,000,000
Royal Bank of Scotland PLC 0.28% due 12/17/10	6,000,000	6,000,000
Societe Generale 0.32% due 02/01/11	4,000,000	3,999,880
Sumitomo Mitsui Banking Corp. 0.28% due 01/05/11	2,000,000	1,999,960
Svenska Handelsbanken 0.48% due 12/09/10	1,000,000	1,000,031
UBS AG 0.36% due 04/07/11	2,000,000	1,999,920
US Bank NA 0.25% due 11/29/10	2,000,000	2,000,000

TOTAL CERTIFICATES OF DEPOSIT (cost $84,500,129)		84,509,503

COMMERCIAL PAPER — 5.1%
General Electric Capital Corp. 0.31% due 03/01/11	3,000,000	2,997,300
General Electric Capital Corp. 0.43% due 01/18/11	1,500,000	1,499,250
General Electric Capital Corp. 0.50% due 01/18/11	2,000,000	1,999,000
The Coca-Cola Co. 0.37% due 01/03/11*	5,000,000	4,997,800
The Proctor & Gamble Co. 0.23% due 11/09/10*	8,000,000	7,999,591

TOTAL COMMERCIAL PAPER (cost $19,489,689)		19,492,941

U.S. CORPORATE NOTES — 0.4%
Cheyne Finance LLC 4.83% due 10/25/07*(1)(2)(3)(4)(5)(6)	2,169,914	36,672
Cheyne Finance LLC 4.83% due 01/25/08*(1)(2)(3)(4)(5)(6)	3,157,859	53,368
Issuer Entity LLC 0.24% due 10/28/11*(1)(2)(3)(7)	6,450,675	1,579,770

TOTAL U.S. CORPORATE NOTES (cost $6,587,137)		1,669,810

MUNICIPAL BONDS & NOTES — 1.5%
Colorado Housing & Finance Authority, Revenue Bonds 0.25% due 10/01/34 VRS(8)	200,000	200,000
Colorado Housing & Finance Authority, Revenue Bonds 0.26% due 05/01/41 VRS(8)	1,000,000	1,000,000
Colorado Housing Finance Authority Single Family Mtg., Revenue Bonds 0.25% due 11/01/33 VRS(8)	975,000	975,000
Iowa Finance Authority Single Family Mtg., Revenue Bonds 0.24% due 07/01/37 VRS(8)	1,675,000	1,675,000
New Mexico Finance Authority State Transportation, Revenue Bonds 0.26% due 12/15/26 VRS(8)	300,000	300,000
State of Texas, General Obligation Bonds 0.25% due 12/01/29 VRS(8)	750,000	750,000
State of Texas, General Obligation Bonds 0.30% due 12/01/23 VRS(8)	475,000	475,000
Wisconsin Housing & Economic Development Authority, Revenue Bonds 0.32% due 09/01/34 VRS(8)	225,000	225,000

TOTAL MUNICIPAL BONDS & NOTES (cost $5,600,000)		5,600,000

U.S. GOVERNMENT AGENCIES — 40.5%
Federal Home Loan Bank
Disc. Notes
0.10% due 11/01/10	137,350,000	137,350,000
0.21% due 02/11/11	2,000,000	1,999,160
Federal Home Loan Mtg. Corp.
Disc. Notes
0.21% due 02/22/11	477,000	476,776
0.25% due 01/18/11	2,000,000	1,999,400
0.25% due 01/31/11	3,000,000	2,998,950
0.30% due 11/23/10	3,000,000	2,999,450
0.31% due 11/10/10	2,000,000	1,999,845
Federal National Mtg. Assoc.
Disc. Notes
0.18% due 02/14/11	2,000,000	1,999,120
0.21% due 02/23/11	1,000,000	999,530
0.25% due 01/19/11	1,000,000	999,690

TOTAL U.S. GOVERNMENT AGENCIES (cost $153,819,584)		153,821,921

U.S. GOVERNMENT TREASURIES — 3.2%
United States Treasury Bills
0.19% due 02/24/11	2,000,000	1,999,180
0.21% due 01/06/11	4,000,000	3,999,200
0.22% due 12/30/10	2,000,000	1,999,520
United States Treasury Notes
0.88% due 02/28/11	2,200,000	2,205,082
1.25% due 11/30/10	750,000	750,591
4.50% due 02/28/11	1,000,000	1,014,180

TOTAL U.S. GOVERNMENT TREASURIES (cost $11,966,100)		11,967,753

TOTAL SHORT-TERM INVESTMENT SECURITIES — 100.1% (cost $384,711,094)		379,815,925

TOTAL INVESTMENTS — (cost $384,711,094)(9)	100.1%	379,815,925
Liabilities in excess of other assets	(0.1)	(214,950)

NET ASSETS	100.0%	$379,600,975

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At October 31, 2010, the aggregate value of these securities was $107,626,759 representing 28.4% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 1.

(2)	Illiquid security. At October 31, 2010, the aggregate value of these securities was $1,669,810 representing 0.4% of net assets.

(3)	Floating rate security where the rate fluctuates. The rate moves up or down at each reset date. The rate reflected is as of October 31, 2010.

(4)	Security in default

(5)	Security issued by a structured investment vehicle (“SIV”). These SIV’s may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning the interest in and structure of the issuer or the originator of the receivables, or the credit worthiness of the entities that provide any credit enhancements.

(6)	On August 28, 2007, mark to market losses experienced in the investment portfolio of SIV Portfolio, PLC (“SIV Portfolio”) (formerly Cheyne Finance PLC), the issuer of the underlying notes held by Cheyne Finance LLC, the issuer of the medium term notes (the “Notes”) held by the Portfolio, triggered the appointment of receivers (Deloitte & Touche LLP) (collectively, the Receiver”). On October 17, 2007, the Receiver determined that SIV Portfolio was about to become unable to pay its debts as they came due and that an insolvency event had occurred. As a result of this determination, the Notes became immediately due and payable and are in default as a result of non payment. These events, which are based on published reports, materially adversely affect the ability of SIV Portfolio to make interest and principal payments due on the Notes. On April 16, 2008, however, the Receiver made a partial payment of principal and interest due on the Notes. On July 23, 2008, the Receiver concluded the sale of SIV Portfolio’s investment portfolio and a distribution to senior creditors, including the Portfolio, was made. Furthermore, an additional distribution to senior creditors, including the Portfolio, was made on August 13, 2008. The market value of the Notes, as of October 31, 2010, represents the Notes’ residual value that may be distributed to the Portfolio.

(7)	The secured liquidity notes (“SLNs”) issued by the Ottimo Funding Ltd. (“Ottimo”) and previously held by the Portfolio have been restructured. Effective November 1, 2007, the Portfolio exchanged its SLNs for notes (the “New Notes”) issued by a new entity, Issuer Entity, LLC (“Issuer Entity”), in an amount equal to the aggregate outstanding principal amount of all the SLNs owned by the Portfolio, plus accrued and/or accreted interest through the date of issued of the New Notes. Issuer Entity then tendered SLNs as payment of the purchase price for the collateral which had been owned by Ottimo (and which had secured the SLNs), in an auction conducted pursuant to the Uniform Commercial Code and the terms of the transaction documents governing the SLNs). Issuer Entity acquired the collateral free and clear of any lien or interest on the part of the holders of Ottimo subordinated notes. As a result of this acquisition, the Portfolio now holds New Notes secured by collateral which had secured the SLNs. The New Notes were scheduled to mature on October 28, 2010 but were extended to October 27, 2011 by a vote of holders of two-thirds of the outstanding principal balance of the New Notes. The New Notes pay interest at a rate based on the weighted average coupon rate of the underlying collateral.

(8)	The security’s effective maturity date is less than one year.

(9)	See Note 4 for cost of investments on a tax basis.

VRS	— Variable Rate Security

The rates shown on VRS are the current interest rates at October 31, 2010. The dates shown on debt obligations are the original maturity dates.

Industry Allocation*
U.S. Government Agency	40.5%
Banks-Foreign-US Branches	21.8
Asset Backed Commercial Paper/Fully Supported	9.1
Asset Backed Commercial Paper/Diversified	7.5
Diversified	3.8
Sovereigns/Supranational	3.2
Asset Backed Commercial Paper/Hybrid	2.9
Asset Backed Commercial Paper/Auto	2.6
Asset Backed Commercial Paper/Other	2.5
Asset Backed Commercial Paper/Trade Receivables	1.6
Municipal	1.4
Food & Beverage	1.3
Asset Backed Commercial Paper/Credit Card	0.9
Banks-Domestic	0.5
Asset Backed/Mortgages	0.4
Single Family Housing	0.1

100.1%

*	Calculated as a percentage of net assets
The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2010 (see Note 1):

			Level 3-Signifcant
	Level 1 - Unadjusted	Level 2- Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Assets:
Short-Term Investment Securities:
Asset Backed Commercial Paper	$—	$102,753,997	$—	$102,753,997
Certificates of Deposit	—	84,509,503	—	84,509,503
Commercial Paper	—	19,492,941	—	19,492,941
U.S. Corporate Notes	—	—	1,669,810	1,669,810
Municipal Bonds & Notes	—	5,600,000	—	5,600,000
U.S. Government Agencies	—	153,821,921	—	153,821,921
U.S. Government Treasuries	—	11,967,753	—	11,967,753

Total	$—	$378,146,115	$1,669,810	$379,815,925

The following is a reconciliation of Level 3 assets which significant unobeservable inputs were used to determine fair value:

U.S. Corporate
Bonds & Notes
Balance as of 1/31/2010	$1,899,465
Accrued discounts/premiums	—
Realized gain(loss)	—
Change in unrealized appreciation(depreciation)(1)	171,816
Net purchases(sales)	(401,471)
Transfers in and/or out of Level 3(2)	—

Balance as of 10/31/2010	$1,669,810

(1)	The total change in unrealized appreciation (depreciation) attributable to level 3 investments still held at October 31, 2010 includes:

U.S. Corporate
Bonds & Notes
$171,816

(2)	The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
CORPORATE BOND PORTFOLIO
Portfolio of Investments — October 31, 2010
(unaudited)

Asset Backed Securities — 0.0%	Shares/Principal Amount	Value (Note 1)

DIVERSIFIED FINANCIAL SERVICES — 0.0%
125 Home Loan Owner Trust Series 1998-1A, Class B1 9.26% due 02/15/29*(1)	$5,652	$4,692
SMFC Trust Series 1997-A, Class B1-4 3.04% due 01/20/35* FRS(1)(2)	3,975	3,203

TOTAL ASSET BACKED SECURITIES (cost $9,393)		7,895

Convertible Bonds & Notes — 0.1%

REAL ESTATE INVESTMENT TRUSTS — 0.1%
Prologis Senior Notes 2.25% due 04/01/37 (cost $393,324)	430,000	428,097

U.S. Corporate Bonds & Notes — 82.6%

ADVERTISING AGENCIES — 0.1%
The Interpublic Group of Cos., Inc. Senior Notes 10.00% due 07/15/17	875,000	1,036,875

ADVERTISING SALES — 0.2%
Lamar Media Corp. Company Guar. Notes Class B 6.63% due 08/15/15	550,000	563,063
Lamar Media Corp. Senior Notes 6.63% due 08/15/15	1,275,000	1,305,281
Lamar Media Corp. Company Guar. Notes 7.88% due 04/15/18	200,000	213,500

		2,081,844

ADVERTISING SERVICES — 0.2%
Visant Corp. Senior Notes 10.00% due 10/01/17*	2,375,000	2,529,375

AEROSPACE/DEFENSE — 0.3%
BAE Systems Holdings, Inc. Company Guar. Notes 5.20% due 08/15/15*	3,020,000	3,343,672
Hawker Beechcraft Acquisition Co. LLC Company Guar. Notes 9.75% due 04/01/17	425,000	257,125

		3,600,797

AEROSPACE/DEFENSE-EQUIPMENT — 0.3%
Alliant Techsystems, Inc. Company Guar. Notes 6.75% due 04/01/16	1,050,000	1,089,375
Sequa Corp. Senior Notes 11.75% due 12/01/15*	325,000	351,000
Sequa Corp. Senior Notes 13.50% due 12/01/15*(5)	427,127	469,841
TransDigm, Inc. Company Guar. Notes 7.75% due 07/15/14	1,150,000	1,181,625

		3,091,841

AGRICULTURAL CHEMICALS — 0.2%
Incitec Pivot Finance LLC Company Guar. Notes 6.00% due 12/10/19*	1,940,000	2,056,491

AIRLINES — 0.3%
Southwest Airlines Co. Notes 6.50% due 03/01/12	1,320,000	1,398,352
Southwest Airlines Co. Debentures 7.38% due 03/01/27	1,215,000	1,283,897

		2,682,249

APPLIANCES — 0.3%
Whirlpool Corp. Senior Notes 5.50% due 03/01/13	2,730,000	2,930,237

APPLICATIONS SOFTWARE — 0.2%
Serena Software, Inc. Company Guar. Notes 10.38% due 03/15/16	1,400,000	1,445,500
SS&C Technologies, Inc. Company Guar. Notes 11.75% due 12/01/13	991,000	1,028,162

		2,473,662

ATHLETIC EQUIPMENT — 0.1%
Easton-Bell Sports, Inc. Senior Sec. Notes 9.75% due 12/01/16	1,275,000	1,396,125

AUCTION HOUSE/ART DEALERS — 0.0%
Kar Holdings, Inc. Senior Notes 10.00% due 05/01/15	47,000	49,703

AUTO-CARS/LIGHT TRUCKS — 1.5%
Daimler Finance North America LLC Company Guar. Notes 6.50% due 11/15/13	5,620,000	6,473,734
General Motors Corp. Notes 7.20% due 01/15/11†(3)(4)	1,000,000	347,500
General Motors Corp. Debentures 7.40% due 09/01/25†(3)(4)	2,800,000	952,000
General Motors Corp. Notes 9.45% due 11/01/11†(3)(4)	250,000	85,000
Nissan Motor Acceptance Corp. Senior Notes 4.50% due 01/30/15*	4,570,000	4,889,470
Nissan Motor Acceptance Corp. Senior Notes 5.63% due 03/14/11*	2,210,000	2,249,522

		14,997,226

AUTO-HEAVY DUTY TRUCKS — 0.0%
Navistar International Corp. Company Guar. Notes 8.25% due 11/01/21	325,000	356,281

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 0.7%
Accuride Corp. Company Guar. Notes 9.50% due 08/01/18*	50,000	54,500
American Axle & Manufacturing Holdings, Inc. Senior Sec. Notes 9.25% due 01/15/17*	300,000	337,500
ArvinMeritor, Inc. Company Guar. Notes 10.63% due 03/15/18	425,000	482,375
Cooper-Standard Automotive, Inc. Company Guar. Notes 8.50% due 05/01/18*	575,000	615,969
Johnson Controls, Inc. Senior Notes 5.00% due 03/30/20	1,240,000	1,358,796
Lear Corp. Company Guar. Notes 7.88% due 03/15/18	800,000	870,000
Lear Corp. Company Guar. Notes 8.13% due 03/15/20	150,000	166,875
Tenneco, Inc. Company Guar. Notes 8.63% due 11/15/14	1,700,000	1,759,500
Tower Automotive Holdings USA LLC / TA Holdings Finance, Inc. Senior Sec. Notes 10.63% due 09/01/17*	725,000	773,937
TRW Automotive, Inc. Senior Notes 8.88% due 12/01/17*	325,000	360,750

		6,780,202

AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT — 0.1%
Affinia Group Holdings, Inc. Senior Sec. Notes 10.75% due 08/15/16*	600,000	666,750

B2B/E-COMMERCE — 0.1%
GXS Worldwide, Inc. Senior Sec. Notes 9.75% due 06/15/15	1,400,000	1,445,500

BANKS-COMMERCIAL — 2.1%
CIT Group, Inc. Senior Sec. Notes 7.00% due 05/01/17	6,200,000	6,169,000
City National Corp. Senior Notes 5.25% due 09/15/20	1,205,000	1,239,460
Discover Bank Sub. Notes 8.70% due 11/18/19	2,900,000	3,509,621
Hudson United Bank Sub. Notes 7.00% due 05/15/12	1,000,000	1,058,878
M&T Bank Corp. Senior Notes 5.38% due 05/24/12	1,340,000	1,416,466
Manufacturers & Traders Trust Co. Sub. Notes 5.63% due 12/01/21 FRS	2,235,000	2,154,220
Marshall & Ilsley Corp. Notes 5.35% due 04/01/11	2,500,000	2,509,960
Wachovia Bank NA Sub. Notes 4.80% due 11/01/14	2,000,000	2,167,306
Wachovia Bank NA Sub. Notes 4.88% due 02/01/15	1,350,000	1,467,777

		21,692,688

BANKS-FIDUCIARY — 0.3%
Northern Trust Corp. Senior Notes 5.30% due 08/29/11	40,000	41,616
Wilmington Trust Corp. Notes 8.50% due 04/02/18	2,850,000	2,915,410

		2,957,026

BANKS-SUPER REGIONAL — 1.0%
Banc One Corp. Sub. Debentures 8.00% due 04/29/27	460,000	569,310
Capital One Financial Corp. Senior Notes 7.38% due 05/23/14	1,650,000	1,928,355
PNC Funding Corp. Bank Guar. Notes 4.25% due 09/21/15	1,000,000	1,081,440
PNC Funding Corp. Bank Guar. Notes 5.13% due 02/08/20	760,000	824,815
PNC Funding Corp. Bank Guar. Notes 5.63% due 02/01/17	1,360,000	1,490,549
Wachovia Corp. Senior Notes 5.75% due 02/01/18	4,020,000	4,561,599

		10,456,068

BEVERAGES-NON-ALCOHOLIC — 0.1%
Bottling Group LLC Senior Notes 5.50% due 04/01/16	760,000	899,574

BROADCAST SERVICES/PROGRAM — 0.7%
Clear Channel Worldwide Holdings, Inc. Company Guar. Notes, Class A 9.25% due 12/15/17	150,000	162,000
Clear Channel Worldwide Holdings, Inc. Company Guar. Notes 9.25% due 12/15/17	950,000	1,037,875

Discovery Communications LLC Company Guar. Notes 5.05% due 06/01/20	1,500,000	1,651,845
Nexstar Broadcasting, Inc. Company Guar. Notes 0.50% due 01/15/14(5)	1,201,993	1,117,853
Nexstar Broadcasting, Inc. Company Guar. Notes 7.00% due 01/15/14	400,000	380,000
XM Satellite Radio, Inc. Senior Notes 7.63% due 11/01/18*	1,000,000	1,027,500
XM Satellite Radio, Inc. Company Guar. Notes 13.00% due 08/01/13*	1,175,000	1,401,188

		6,778,261

BUILDING & CONSTRUCTION PRODUCTS-MISC. — 0.3%
Associated Materials LLC Senior Sec. Notes 9.13% due 11/01/17*	125,000	131,250
Building Materials Corp. of America Company Guar. Notes 7.50% due 03/15/20*	400,000	409,000
Interline Brands, Inc. Senior Sub. Notes 8.13% due 06/15/14	1,025,000	1,064,719
Nortek, Inc. Senior Sec. Notes 11.00% due 12/01/13	900,000	958,500
Ply Gem Industries, Inc. Senior Notes 11.75% due 06/15/13	800,000	859,000

		3,422,469

BUILDING & CONSTRUCTION-MISC. — 0.1%
Esco Corp. Senior Notes 8.63% due 12/15/13*	975,000	1,004,250

BUILDING PRODUCTS-AIR & HEATING — 0.2%
Goodman Global Group, Inc. Senior Disc. Notes zero coupon due 12/15/14	1,725,000	1,110,469
Goodman Global, Inc. Company Guar. Notes 13.50% due 02/15/16	700,000	770,000

		1,880,469

BUILDING PRODUCTS-WOOD — 0.5%
Masco Corp. Senior Bonds 4.80% due 06/15/15	5,500,000	5,484,237

CABLE/SATELLITE TV — 1.7%
CCH II LLC/CCH II Capital Corp. Company Guar. Notes 13.50% due 11/30/16	781,699	936,085
CCO Holdings LLC/CCO Holdings Capital Corp. Company Guar. Notes 7.25% due 10/30/17*	675,000	696,937
CCO Holdings LLC/CCO Holdings Capital Corp. Company Guar. Notes 7.88% due 04/30/18*	225,000	239,063
CCO Holdings LLC/CCO Holdings Capital Corp. Company Guar. Notes 8.13% due 04/30/20*	150,000	162,000
Comcast Corp. Company Guar. Notes 6.50% due 01/15/17	748,000	886,977
Comcast Holdings Corp. Company Guar. Notes 10.63% due 07/15/12	250,000	287,733
COX Communications, Inc. Senior Notes 5.45% due 12/15/14	5,335,000	6,047,457
COX Communications, Inc. Notes 7.13% due 10/01/12	1,950,000	2,160,569
Echostar DBS Corp. Company Guar. Notes 6.63% due 10/01/14	1,300,000	1,376,375
Insight Communications Co., Inc. Senior Notes 9.38% due 07/15/18*	475,000	515,375
Rainbow National Services LLC Senior Sub. Debentures 10.38% due 09/01/14*	1,353,000	1,408,811
Time Warner Cable, Inc. Company Guar. Notes 6.75% due 06/15/39	1,710,000	1,959,920
Time Warner Cable, Inc. Company Guar. Notes 8.75% due 02/14/19	490,000	652,069

		17,329,371

CAPACITORS — 0.1%
Kemet Corp. Sec. Notes 10.50% due 05/01/18*	850,000	886,125

CASINO HOTELS — 1.0%
Ameristar Casinos, Inc. Company Guar. Notes 9.25% due 06/01/14	1,175,000	1,271,937
Harrah’s Operating Co., Inc. Senior Sec. Notes 11.25% due 06/01/17	1,750,000	1,933,750
MGM Mirage, Inc. Company Guar. Notes 7.50% due 06/01/16	2,225,000	1,980,250
MGM Mirage, Inc. Senior Sec. Notes 9.00% due 03/15/20*	325,000	355,469

MGM Mirage, Inc. Senior Sec. Notes 10.38% due 05/15/14	125,000	140,625
MGM Mirage, Inc. Senior Sec. Notes 11.13% due 11/15/17	250,000	287,500
MGM Mirage, Inc. Senior Sec. Notes 13.00% due 11/15/13	550,000	654,500
San Pasqual Casino Development Group Notes 8.00% due 09/15/13*	825,000	800,250
Seminole Hard Rock Entertainment, Inc. Sec. Notes 2.79% due 03/15/14* FRS	1,400,000	1,242,500
Seminole Indian Tribe of Florida Bonds 7.80% due 10/01/20*	1,060,000	996,188
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 1st Mtg. Notes 7.75% due 08/15/20*	300,000	325,500
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp 1st Mtg. Notes 7.88% due 11/01/17	300,000	326,250

		10,314,719

CASINO SERVICES — 0.4%
American Casino & Entertainment Properties LLC Senior Sec. Notes 11.00% due 06/15/14	975,000	955,500
Herbst Gaming, Inc. Company Guar. Notes 7.00% due 11/15/14†(1)(3)(4)(6)	625,000	0
Indianapolis Downs LLC & Capital Corp. Senior Sec. Notes 11.00% due 11/01/12*(12)	1,725,000	1,367,062
Indianapolis Downs LLC & Capital Corp. Senior Sub. Notes 15.50% due 11/01/13*(7)(12)	108,970	30,784
Peninsula Gaming LLC Senior Sec. Notes 8.38% due 08/15/15	600,000	636,000
Peninsula Gaming LLC Company Guar. Notes 10.75% due 08/15/17	850,000	905,250
Tunica-Biloxi Gaming Authority Senior Notes 9.00% due 11/15/15*	475,000	426,313

		4,320,909

CELLULAR TELECOM — 1.3%
AT&T Mobility LLC Senior Notes 6.50% due 12/15/11	1,000,000	1,064,531
AT&T Wireless Services, Inc. Senior Notes 8.75% due 03/01/31	4,750,000	6,663,661
MetroPCS Wireless, Inc. Company Guar. Notes 9.25% due 11/01/14	2,525,000	2,644,937
Nextel Communications, Inc. Company Guar. Notes 7.38% due 08/01/15	1,825,000	1,831,844
Sprint Nextel Corp. Bonds 6.00% due 12/01/16	400,000	400,000
Sprint Nextel Corp. Senior Notes 8.38% due 08/15/17	600,000	661,500

		13,266,473

CHEMICALS-DIVERSIFIED — 0.8%
Celanese US Holdings LLC Company Guar. Notes 6.63% due 10/15/18*	200,000	212,500
Momentive Performance Materials, Inc. Sec. Notes 9.00% due 01/15/21*	325,000	337,187
Rohm & Haas Co. Notes 6.00% due 09/15/17	1,400,000	1,565,878
Solutia, Inc. Company Guar. Notes 7.88% due 03/15/20	375,000	413,906
Solutia, Inc. Company Guar. Notes 8.75% due 11/01/17	1,050,000	1,170,750
The Dow Chemical Co. Senior Notes 8.55% due 05/15/19	3,030,000	3,891,541
Union Carbide Chemical & Plastics Co., Inc. Debentures 7.88% due 04/01/23	225,000	238,500
Union Carbide Corp. Debentures 7.50% due 06/01/25	75,000	77,813

		7,908,075

CHEMICALS-PLASTICS — 0.2%
Hexion US Finance Corp. Sec. Notes 9.75% due 11/15/14	600,000	631,500
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC Senior Sec. Notes 8.88% due 02/01/18	1,300,000	1,395,875

Hexion US Finance Corp./Hexion Nova Scotia Finance ULC Sec. Notes 9.00% due 11/15/20*	350,000	364,000

		2,391,375

CHEMICALS-SPECIALTY — 1.1%
Albemarle Corp. Senior Notes 5.10% due 02/01/15	3,440,000	3,793,546
Chemtura Corp. Company Guar. Notes 6.88% due 06/01/16†(3)(4)(6)(8)	1,375,000	1,890,625
Ferro Corp. Senior Notes 7.88% due 08/15/18	500,000	531,875
Huntsman International LLC Company Guar. 5.50% due 06/30/16	1,125,000	1,117,969
Huntsman International LLC Company Guar. Notes 8.63% due 03/15/20	675,000	738,281
Huntsman International LLC Company Guar. Notes 8.63% due 03/15/21*	675,000	739,969
Nalco Co. Senior Sub. Notes 8.88% due 11/15/13	2,450,000	2,499,000
Omnova Solutions, Inc. Company Guar. Notes 7.88% due 11/01/18*	75,000	76,687
Vertellus Specialties, Inc. Senior Sec. Notes 9.38% due 10/01/15*	325,000	349,781

		11,737,733

CIRCUIT BOARDS — 0.1%
Viasystems, Inc. Senior Sec. Notes 12.00% due 01/15/15*	750,000	839,063

COATINGS/PAINT — 0.5%
RPM International, Inc. Senior Notes 6.13% due 10/15/19	1,875,000	2,071,209
RPM International, Inc. Senior Note 6.50% due 02/15/18	2,350,000	2,604,562

		4,675,771

COMMERCIAL SERVICES — 0.2%
Altegrity, Inc. Company Guar. Notes 10.50% due 11/01/15*	1,050,000	1,050,000
Altegrity, Inc. Company Guar. Notes 11.75% due 05/01/16*	700,000	686,000
Ceridian Corp. Company Guar. Notes 11.25% due 11/15/15	850,000	826,625

		2,562,625

COMMERCIAL SERVICES-FINANCE — 0.6%
Bankrate, Inc. Company Guar. Notes 11.75% due 07/15/15*	625,000	682,813
Global Cash Finance Corp. Senior Sub. Notes 8.75% due 03/15/12	500,000	499,375
Interactive Data Corp. Company Guar. Notes 10.25% due 08/01/18*	950,000	1,039,062
iPayment, Inc. Company Guar. Notes 9.75% due 05/15/14	800,000	756,000
Lender Processing Services, Inc. Company Guar. Notes 8.13% due 07/01/16	1,125,000	1,158,750
Moody’s Corp. Senior Notes 5.50% due 09/01/20	1,350,000	1,390,809
Trans Union LLC/TransUnion Financing Corp. Company Guar. Notes 11.38% due 06/15/18*	450,000	517,500

		6,044,309

COMMUNICATIONS SOFTWARE — 0.1%
Aspect Software, Inc. Senior Notes 10.63% due 05/15/17*	1,125,000	1,191,094

COMPUTER SERVICES — 0.8%
Compucom Systems, Inc. Senior Sub. Notes 12.50% due 10/01/15*	1,825,000	1,980,125
Stream Global Services, Inc. Senior Sec. Notes 11.25% due 10/01/14	1,275,000	1,259,063
SunGard Data Systems, Inc. Company Guar. Notes 10.25% due 08/15/15	1,750,000	1,844,062
SunGard Data Systems, Inc. Company Guar. Notes 10.63% due 05/15/15	2,000,000	2,235,000
Unisys Corp. Senior Notes 12.50% due 01/15/16	500,000	560,000

		7,878,250

COMPUTERS-INTEGRATED SYSTEMS — 0.1%
Activant Solutions, Inc. Company Guar. Notes 9.50% due 05/01/16	1,225,000	1,177,531

CONSUMER PRODUCTS-MISC. — 1.3%
American Achievement Corp. Company Guar. Notes 8.25% due 04/01/12*	700,000	700,000

Central Garden and Pet Co. Company Guar. Notes 8.25% due 03/01/18	1,450,000	1,522,500
Clorox Co. Senior Notes 3.55% due 11/01/15	800,000	863,291
Jarden Corp. Company Guar. Notes 7.50% due 05/01/17	2,350,000	2,499,812
Reynolds Group DL Escrow, Inc./Reynolds Group Escrow LLC Senior Sec. Notes 7.75% due 10/15/16*	1,425,000	1,510,500
Reynolds Group Issuer, Inc. Senior Sec. Notes 7.13% due 04/15/19*	275,000	286,688
Reynolds Group Issuer, Inc. Senior Notes 9.00% due 04/15/19*	925,000	960,844
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC Company Guar. Notes 8.50% due 05/15/18*	750,000	766,875
Spectrum Brands, Inc. Senior Sec. Notes 9.50% due 06/15/18*	350,000	388,719
Spectrum Brands, Inc. Company Guar. Notes 12.00% due 08/28/19(7)	1,629,220	1,836,946
Yankee Acquisition Corp. Company Guar. Notes 8.50% due 02/15/15	475,000	493,406
Yankee Acquisition Corp. Company Guar. Notes 9.75% due 02/15/17	1,975,000	2,058,937

		13,888,518

CONTAINERS-METAL/GLASS — 0.3%
BWAY Holding Co. Company Guar. Notes 10.00% due 06/15/18*	275,000	299,750
BWAY Parent Co., Inc. Senior Notes 10.13% due 11/01/15*(7)	675,000	675,000
Crown Americas LLC Senior Notes 7.75% due 11/15/15	1,650,000	1,716,000
Crown Americas LLC / Crown Americas Capital Corp. II Company Guar. Notes 7.63% due 05/15/17	225,000	245,250
Greif, Inc. Senior Notes 7.75% due 08/01/19	150,000	163,500

		3,099,500

CONTAINERS-PAPER/PLASTIC — 0.7%
Berry Plastics Corp. Sec. Notes 8.88% due 09/15/14	1,550,000	1,577,125
Berry Plastics Corp. Senior Sec. Notes 9.50% due 05/15/18	500,000	490,000
Graham Packaging Co LP/GPC Capital Corp. I Company Guar. Notes 8.25% due 10/01/18*	775,000	802,125
Graham Packaging Co., LP/GPC Capital Corp. I Company Guar. Notes 8.25% due 01/01/17*	750,000	778,125
Rock-Tenn Co. Company Guar. Notes 9.25% due 03/15/16	1,375,000	1,505,625
Sonoco Products Co. Senior Notes 5.75% due 11/01/40	1,700,000	1,707,266

		6,860,266

DATA PROCESSING/MANAGEMENT — 0.4%
Fidelity National Information Services, Inc. Company Guar. Notes 7.63% due 07/15/17*	175,000	189,437
Fidelity National Information Services, Inc. Company Guar. Notes 7.88% due 07/15/20*	150,000	163,875
First Data Corp. Company Guar. Notes 9.88% due 09/24/15	600,000	507,000
Fiserv, Inc. Company Guar. Notes 6.80% due 11/20/17	3,120,000	3,618,283

		4,478,595

DIAGNOSTIC KITS — 0.2%
Alere, Inc. Senior Notes 7.88% due 02/01/16	950,000	995,125
Alere, Inc. Company Guar. Notes 9.00% due 05/15/16	875,000	934,062

		1,929,187

DIRECT MARKETING — 0.2%
Affinity Group, Inc. Company Guar. Notes 9.00% due 02/15/12(8)	725,000	581,813
Affinity Group, Inc. Senior Notes 10.88% due 02/15/12†(6)(8)	386,559	185,548
Sitel LLC/Sitel Finance Corp. Senior Notes 11.50% due 04/01/18*	1,450,000	1,170,875

		1,938,236

DISTRIBUTION/WHOLESALE — 0.9%
American Tire Distributors, Inc. Senior Sec. Notes 9.75% due 06/01/17*	750,000	800,625
Baker & Taylor, Inc. Company Guar. Notes 11.50% due 07/01/13*	800,000	654,000
KAR Auction Services, Inc. Company Guar. Notes 8.75% due 05/01/14	1,625,000	1,687,969
McJunkin Red Man Corp. Senior Sec. Notes 9.50% due 12/15/16*	1,500,000	1,380,000
SGS International, Inc. Company Guar. Notes 12.00% due 12/15/13	2,250,000	2,351,250
VWR Funding, Inc. Company Guaranteed Notes 10.25% due 07/15/15(7)	2,414,218	2,553,035

		9,426,879

DIVERSIFIED BANKING INSTITUTIONS — 5.8%
Ally Financial, Inc. Company Guar. Notes 7.50% due 09/15/20*	325,000	351,000
Bank of America Corp. Senior Notes 3.70% due 09/01/15	2,000,000	2,015,886
Bank of America Corp. Senior Notes 5.38% due 06/15/14	6,000,000	6,508,428
Bank of America Corp. Senior Notes 7.63% due 06/01/19	1,000,000	1,170,659
Citigroup, Inc. Notes 5.38% due 08/09/20	2,000,000	2,104,938
Citigroup, Inc. Senior Notes 6.00% due 12/13/13	3,230,000	3,572,683
Citigroup, Inc. Senior Notes 6.88% due 03/05/38	4,440,000	4,926,269
GMAC LLC Company Guar. Notes 7.00% due 02/01/12	1,450,000	1,504,375
GMAC LLC Company Guar. Notes 8.00% due 11/01/31	1,412,000	1,542,610
GMAC, Inc. Company Guar. Notes 8.00% due 03/15/20*	900,000	994,500
GMAC, Inc. Company Guar. Notes 8.30% due 02/12/15*	1,075,000	1,171,750
JP Morgan Chase & Co. Sub. Notes 5.13% due 09/15/14	8,000,000	8,773,152
JP Morgan Chase & Co. Senior Notes 6.00% due 01/15/18	2,330,000	2,659,665
Morgan Stanley Senior Notes 3.45% due 11/02/15	990,000	995,429
Morgan Stanley Notes 5.30% due 03/01/13	2,000,000	2,158,548
Morgan Stanley Senior Notes 5.95% due 12/28/17	2,130,000	2,305,561
Morgan Stanley Senior Notes 6.00% due 04/28/15	1,980,000	2,200,839
Morgan Stanley Senior Notes 6.63% due 04/01/18	3,090,000	3,470,784
Morgan Stanley Senior Notes 7.30% due 05/13/19	5,000,000	5,766,785
The Goldman Sachs Group, Inc. Senior Notes 5.13% due 01/15/15	1,000,000	1,094,183
The Goldman Sachs Group, Inc. Senior Notes 6.00% due 05/01/14	900,000	1,011,056
The Goldman Sachs Group, Inc. Senior Notes 6.15% due 04/01/18	2,940,000	3,292,068
The Goldman Sachs Group, Inc. Notes 6.60% due 01/15/12	50,000	53,206

		59,644,374

DIVERSIFIED FINANCIAL SERVICES — 1.3%
CIT Group Funding Co. of Delaware LLC Senior Sec. Notes 10.25% due 05/01/17	1,750,000	1,804,688
General Electric Capital Corp. Senior Notes 5.63% due 05/01/18	7,580,000	8,470,711
ZFS Finance USA Trust I Bonds 6.15% due 12/15/65* FRS	3,650,000	3,599,812

		13,875,211

DIVERSIFIED MANUFACTURING OPERATIONS — 0.7%
Amsted Industries, Inc. Senior Notes 8.13% due 03/15/18*	350,000	369,250
Harsco Corp. Senior Notes 5.75% due 05/15/18	1,650,000	1,910,626
Ingersoll Rand Global Holding Co. Company Guar. Notes 6.88% due 08/15/18	1,610,000	1,935,898

Koppers, Inc. Company Guar. Notes 7.88% due 12/01/19	525,000	568,312
RBS Global, Inc./ Rexnord LLC Company Guar. Notes 8.50% due 05/01/18	1,300,000	1,365,000
SPX Corp. Senior Notes 7.63% due 12/15/14	1,325,000	1,470,750

		7,619,836

DIVERSIFIED OPERATIONS — 0.0%
American Achievement Group Holding Senior Notes 16.75% due 10/01/12(5)	189,335	192,648
Express LLC / Express Finance Corp. Company Guar. Notes 8.75% due 03/01/18	275,000	292,875

		485,523

DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES — 0.3%
ARAMARK Corp. Company Guar. Notes 3.97% due 02/01/15 FRS	300,000	279,750
ARAMARK Corp. Company Guar. Notes 8.50% due 02/01/15	2,300,000	2,415,000

		2,694,750

E-COMMERCE/SERVICES — 0.1%
eBay, Inc. Senior Notes 3.25% due 10/15/20	870,000	857,345

EDUCATIONAL SOFTWARE — 0.1%
SSI Investments II/SSI Co-Issuer LLC Senior Notes 11.13% due 06/01/18*	1,100,000	1,232,000

ELECTRIC-DISTRIBUTION — 0.1%
Aquila, Inc. Senior Notes 11.88% due 07/01/12	880,000	1,011,971

ELECTRIC-GENERATION — 0.3%
Edison Mission Energy Senior Notes 7.00% due 05/15/17	375,000	276,563
Edison Mission Energy Senior Notes 7.75% due 06/15/16	875,000	704,375
Great River Energy 1st Mtg. Bonds 5.83% due 07/01/17*	1,830,562	2,088,103

		3,069,041

ELECTRIC-INTEGRATED — 3.9%
Ameren Union Electric Co. Senior Notes 6.00% due 04/01/18	2,360,000	2,714,883
Appalachian Power Co. Senior Notes 7.95% due 01/15/20	720,000	947,866
Cleveland Electric Illuminating Co. Senior Notes 5.95% due 12/15/36	1,145,000	1,123,054
Commonwealth Edison Co. 1st Mtg. Bonds 5.80% due 03/15/18	3,335,000	3,884,685
Commonwealth Edison Co. 1st Mtg. Notes 6.15% due 09/15/17	820,000	967,251
Consolidated Edison Co. of New York, Inc. Senior Notes 6.65% due 04/01/19	1,525,000	1,902,076
Dominion Resources, Inc Senior Notes 5.95% due 06/15/35	1,500,000	1,644,709
Exelon Generation Co. LLC Senior Notes 5.35% due 01/15/14	1,000,000	1,111,466
Exelon Generation Co. LLC Senior Notes 5.75% due 10/01/41	500,000	490,968
FirstEnergy Solutions Corp. Company Guar. Notes 4.80% due 02/15/15	2,990,000	3,229,430
FirstEnergy Solutions Corp. Company Guar. Notes 6.05% due 08/15/21	2,340,000	2,519,609
FPL Energy National Wind Portfolio LLC Sec. Notes 6.13% due 03/25/19*	318,478	305,254
FPL Group Capital, Inc. Company Guar. Notes 7.88% due 12/15/15	280,000	350,292
Midamerican Energy Holdings Co. Senior Notes 5.95% due 05/15/37	4,750,000	5,189,190
Pacific Gas & Electric Co. Senior Notes 4.80% due 03/01/14	1,000,000	1,104,925
PPL Energy Supply LLC Senior Notes 6.00% due 12/15/36	1,540,000	1,530,432
Progress Energy, Inc. Senior Notes 7.05% due 03/15/19	1,550,000	1,918,850
PSEG Power LLC Company Guar. Notes 2.50% due 04/15/13	1,360,000	1,404,124
Sierra Pacific Resources Senior Notes 6.75% due 08/15/17	725,000	754,687
Texas Competitive Electric Holdings Co. LLC Company Guar. Notes 10.25% due 11/01/15	1,625,000	1,007,500

UIL Holdings Corp. Senior Notes 4.63% due 10/01/20	2,070,000	2,067,506
Virginia Electric & Power Co. Senior Notes 5.00% due 06/30/19	810,000	921,830
Westar Energy, Inc. 1st Mtg. Bonds 5.88% due 07/15/36	860,000	880,442
Westar Energy, Inc. 1st Mtg. Bonds 6.00% due 07/01/14	2,000,000	2,299,954

		40,270,983

ELECTRONIC COMPONENTS-MISC. — 0.1%
Stoneridge, Inc. Senior Sec. Notes 9.50% due 10/15/17*	1,050,000	1,123,500

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 0.3%
Advanced Micro Devices, Inc. Senior Notes 7.75% due 08/01/20*	175,000	185,500
Advanced Micro Devices, Inc. Senior Notes 8.13% due 12/15/17	800,000	864,000
Freescale Semiconductor, Inc. Senior Sec. Notes 9.25% due 04/15/18*	975,000	1,043,250
Freescale Semiconductor, Inc. Senior Notes 10.75% due 08/01/20*	1,450,000	1,504,375

		3,597,125

ELECTRONIC CONNECTORS — 0.1%
Thomas & Betts Corp. Senior Notes 5.63% due 11/15/21	960,000	1,068,123

ELECTRONIC FORMS — 0.3%
Adobe Systems, Inc. Senior Notes 3.25% due 02/01/15	2,740,000	2,878,655

ELECTRONIC MEASUREMENT INSTRUMENTS — 0.2%
Sensus Metering Systems, Inc. Senior Sub. Notes 8.63% due 12/15/13	1,575,000	1,598,625

ENGINES-INTERNAL COMBUSTION — 0.1%
Briggs & Stratton Corp. Company Guar. Notes 8.88% due 03/15/11	960,000	979,200

ENTERPRISE SOFTWARE/SERVICE — 0.2%
BMC Software, Inc. Senior Notes 7.25% due 06/01/18	1,175,000	1,416,433
Mantech International Corp. Company Guar. Notes 7.25% due 04/15/18	350,000	371,875

		1,788,308

FINANCE-AUTO LOANS — 0.9%
American Honda Finance Corp. Notes 4.63% due 04/02/13*	2,860,000	3,083,892
Ford Motor Credit Co. LLC Senior Notes 7.00% due 04/15/15	925,000	1,022,280
Ford Motor Credit Co. LLC Senior Notes 8.00% due 12/15/16	3,125,000	3,657,888
Ford Motor Credit Co., LLC Senior Notes 8.13% due 01/15/20	950,000	1,161,725

		8,925,785

FINANCE-COMMERCIAL — 0.6%
Football Trust V Pass Through Certs. 5.35% due 10/05/20*	2,400,000	2,629,375
Textron Financial Corp. Senior Notes 5.40% due 04/28/13	1,910,000	2,007,168
Textron Financial Corp. Junior Sub. Bonds 6.00% due 02/15/67* FRS	2,400,000	1,896,000

		6,532,543

FINANCE-CONSUMER LOANS — 0.9%
HSBC Finance Capital Trust IX Ltd. Guar. Bonds 5.91% due 11/30/35 FRS	3,700,000	3,533,500
HSBC Finance Corp. Notes 5.00% due 06/30/15	5,570,000	6,095,468

		9,628,968

FINANCE-CREDIT CARD — 1.6%
American Express Co. Senior Notes 4.88% due 07/15/13	1,600,000	1,730,286
American Express Co. Senior Notes 8.13% due 05/20/19	2,330,000	2,993,043
American Express Credit Corp. Senior Notes 5.13% due 08/25/14	1,500,000	1,655,838
American Express Credit Corp. Senior Notes 5.88% due 05/02/13	4,220,000	4,644,887
Capital One Bank USA NA Sub. Notes 8.80% due 07/15/19	3,250,000	4,122,323

MBNA Corp. Senior Notes 7.50% due 03/15/12	1,000,000	1,072,576

		16,218,953

FINANCE-INVESTMENT BANKER/BROKER — 1.7%
Jefferies Group, Inc. Senior Notes 6.88% due 04/15/21	750,000	798,251
Jefferies Group, Inc. Senior Notes 8.50% due 07/15/19	3,870,000	4,569,661
Lehman Brothers Holdings, Inc. Bonds 7.88% due 08/15/10†(3)(4)	4,250,000	924,375
Raymond James Financial, Inc. Senior Notes 8.60% due 08/15/19	2,650,000	3,202,660
TD Ameritrade Holding Corp. Company Guar. Notes 4.15% due 12/01/14	2,950,000	3,144,738
The Bear Stearns Cos., Inc. Senior Notes 7.25% due 02/01/18	3,810,000	4,648,932

		17,288,617

FINANCE-OTHER SERVICES — 0.9%
Cantor Fitzgerald LP Bonds 7.88% due 10/15/19*	2,200,000	2,297,581
Erac USA Finance Co. Company Guar. Notes 6.38% due 10/15/17*	2,680,000	3,134,702
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. Company Guar. Notes 9.25% due 04/01/15	825,000	869,344
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. Senior Notes 9.25% due 04/01/15*	250,000	263,438
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. Senior Notes 10.63% due 04/01/17	1,175,000	1,277,812
The NASDAQ OMX Group, Inc. Senior Notes 4.00% due 01/15/15	1,830,000	1,912,540

		9,755,417

FINANCIAL GUARANTEE INSURANCE — 0.0%
MBIA, Inc. Debentures 6.63% due 10/01/28	250,000	192,549

FOOD-CANNED — 0.0%
TreeHouse Foods, Inc. Senior Notes 7.75% due 03/01/18	175,000	191,844

FOOD-DAIRY PRODUCTS — 0.2%
Dean Foods Co. Company Guar. Notes 7.00% due 06/01/16	1,900,000	1,900,000

FOOD-MEAT PRODUCTS — 0.2%
Smithfield Foods, Inc. Senior Notes 7.75% due 05/15/13	675,000	707,906
Smithfield Foods, Inc. Senior Notes 7.75% due 07/01/17	1,100,000	1,126,125
Smithfield Foods, Inc. Senior Sec. Notes 10.00% due 07/15/14*	425,000	489,813

		2,323,844

FOOD-MISC. — 0.9%
B&G Foods, Inc. Company Guar. Notes 7.63% due 01/15/18	625,000	665,625
General Mills, Inc. Notes 5.70% due 02/15/17	2,370,000	2,797,041
Kraft Foods, Inc. Senior Notes 6.13% due 02/01/18	510,000	600,790
Kraft Foods, Inc. Senior Notes 6.50% due 02/09/40	2,510,000	2,876,861
Michael Foods, Inc. Senior Notes 9.75% due 07/15/18*	1,025,000	1,117,250
Ralcorp Holdings, Inc. Senior Sec. Notes 6.63% due 08/15/39	1,030,000	1,102,798

		9,160,365

FOOD-RETAIL — 0.2%
Jitney-Jungle Stores of America, Inc. Company Guar. Notes 10.38% due 09/15/07†(1)(6)(7)(8)	125,000	0
The Kroger Co. Senior Notes 6.90% due 04/15/38	1,290,000	1,542,180

		1,542,180

FORESTRY — 0.2%
Weyerhaeuser Co. Senior Notes 7.38% due 03/15/32	2,175,000	2,205,509

GAMBLING (NON-HOTEL) — 0.3%
Great Canadian Gaming Corp. Company Guar. Notes 7.25% due 02/15/15*	1,450,000	1,479,000
Jacobs Entertainment, Inc. Company Guar. Bonds 9.75% due 06/15/14	1,425,000	1,335,937

		2,814,937

GAS-DISTRIBUTION — 0.7%
Atmos Energy Corp. Senior Notes 5.13% due 01/15/13	1,510,000	1,629,594
Atmos Energy Corp. Senior Notes 8.50% due 03/15/19	230,000	296,624
Consolidated Natural Gas Co. Senior Notes 5.00% due 12/01/14	880,000	990,153
Florida Gas Transmission Co., LLC Senior Notes 5.45% due 07/15/20*	700,000	759,784
Sempra Energy Senior Notes 6.00% due 10/15/39	1,170,000	1,281,831
Sempra Energy Senior Notes 6.50% due 06/01/16	2,230,000	2,690,116

		7,648,102

GOLD MINING — 0.3%
Newmont Mining Corp. Company Guar. Notes 5.88% due 04/01/35	2,960,000	3,180,014

HOME FURNISHINGS — 0.5%
Norcraft Cos., LP/Norcraft Finance Corp. Senior Sec. Notes 10.50% due 12/15/15	1,300,000	1,387,750
Norcraft Holdings LP/Norcraft Capital Corp. Senior Notes 9.75% due 09/01/12(9)	364,000	359,905
Sealy Mattress Co. Company Guar. Notes 8.25% due 06/15/14	1,800,000	1,822,500
Sealy Mattress Co. Senior Sec. Notes 10.88% due 04/15/16*	517,000	591,319
Simmons Bedding Co. Company Guar. Notes 11.25% due 07/15/15*	1,075,000	1,162,343

		5,323,817

HOTELS/MOTELS — 0.4%
Choice Hotels International, Inc. Company Guar. Notes 5.70% due 08/28/20	2,400,000	2,417,695
Wyndham Worldwide Corp. Senior Notes 6.00% due 12/01/16	1,470,000	1,569,784

		3,987,479

HOUSEWARES — 0.0%
Libbey Glass, Inc. Senior Sec. Notes 10.00% due 02/15/15*	350,000	380,625

INDEPENDENT POWER PRODUCERS — 0.4%
Calpine Corp. Senior Sec. Notes 7.50% due 02/15/21*	1,025,000	1,049,344
Dynegy Holdings, Inc. Senior Bonds 7.75% due 06/01/19	925,000	631,312
NRG Energy, Inc. Company Guar. Notes 7.25% due 02/01/14	1,425,000	1,458,844
NRG Energy, Inc. Company Guar. Notes 7.38% due 02/01/16	1,000,000	1,041,250

		4,180,750

INSTRUMENTS-SCIENTIFIC — 0.1%
Thermo Fisher Scientific, Inc. Senior Notes 5.00% due 06/01/15	1,284,000	1,454,570

INSURANCE-LIFE/HEALTH — 1.6%
Aflac, Inc. Senior Notes 8.50% due 05/15/19	2,380,000	3,047,219
Lincoln National Corp. Senior Notes 7.00% due 06/15/40	875,000	959,166
Pacific Life Corp. Bonds 6.60% due 09/15/33*	2,700,000	2,610,568
Pacific Life Global Funding Notes 5.15% due 04/15/13*	2,350,000	2,540,192
Prudential Financial, Inc. Notes 4.75% due 09/17/15	2,200,000	2,398,970
Prudential Financial, Inc. Senior Notes 5.15% due 01/15/13	1,790,000	1,924,660
Prudential Financial, Inc. Senior Notes 5.80% due 06/15/12	1,000,000	1,067,297
Prudential Financial, Inc. Notes 6.63% due 12/01/37	2,130,000	2,352,828

		16,900,900

INSURANCE-MULTI-LINE — 1.0%
CNA Financial Corp. Senior Notes 5.88% due 08/15/20	570,000	583,099
CNA Financial Corp. Senior Notes 6.00% due 08/15/11	1,050,000	1,085,732
CNA Financial Corp. Notes 6.50% due 08/15/16	410,000	453,809
CNA Financial Corp. Senior Notes 7.35% due 11/15/19	810,000	912,881

Horace Mann Educators Corp. Senior Notes 6.85% due 04/15/16	830,000	902,206
MetLife, Inc. Senior Notes 6.75% due 06/01/16	3,100,000	3,715,090
MetLife, Inc. Junior Sub. Notes 10.75% due 08/01/69	900,000	1,215,000
Nationwide Mutual Insurance Co. Notes 9.38% due 08/05/39*	1,100,000	1,290,155
USF&G Capital II Company Guar. Notes 8.31% due 07/01/46*	250,000	275,840

		10,433,812

INSURANCE-MUTUAL — 1.1%
Liberty Mutual Group, Inc. Senior Notes 5.75% due 03/15/14*	3,600,000	3,798,123
Massachusetts Mutual Life Insurance Co. Sub. Notes 8.88% due 06/01/39*	3,350,000	4,431,122
New York Life Insurance Co. Sub. Notes 6.75% due 11/15/39*	420,000	498,984
The Penn Mutual Life Insurance Co. Sub. Bonds 7.63% due 06/15/40*	875,000	848,493
Union Central Life Insurance Notes 8.20% due 11/01/26*(6)	1,250,000	1,259,190

		10,835,912

INSURANCE-PROPERTY/CASUALTY — 0.6%
ACE INA Holdings, Inc. Company Guar. Notes 5.60% due 05/15/15	2,050,000	2,335,604
ACE INA Holdings, Inc. Company Guar. Notes 5.70% due 02/15/17	1,510,000	1,704,648
Travelers Cos., Inc. Senior Notes 5.50% due 12/01/15	775,000	893,849
Travelers Cos., Inc. Jr. Sub. Debentures 6.25% due 03/15/37 FRS	725,000	754,000

		5,688,101

INVESTMENT COMPANIES — 0.1%
Fox Acquisition Sub LLC Senior Notes 13.38% due 07/15/16*	1,200,000	1,297,500

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 1.9%
Blackrock, Inc. Senior Notes 6.25% due 09/15/17	5,390,000	6,352,886
Eaton Vance Corp. Senior Notes 6.50% due 10/02/17	1,550,000	1,831,069
FMR Corp. Bonds 7.57% due 06/15/29*	2,200,000	2,415,567
FMR LLC Senior Notes 5.35% due 11/15/21*	1,260,000	1,324,953
FMR LLC Notes 7.49% due 06/15/19*	400,000	478,921
Franklin Resources, Inc. Senior Notes 4.63% due 05/15/20	890,000	971,232
Janus Capital Group, Inc. Notes 6.25% due 06/15/12	750,000	786,050
Janus Capital Group, Inc. Notes 6.70% due 06/15/17	1,450,000	1,518,562
Nuveen Investments, Inc. Senior Notes 5.50% due 09/15/15	430,000	365,500
Nuveen Investments, Inc. Company Guar. Notes 10.50% due 11/15/15	2,500,000	2,612,500
Pinafore LLC/Pinafore, Inc. Senior Sec. Notes 9.00% due 10/01/18*	475,000	508,250

		19,165,490

MACHINERY-ELECTRICAL — 0.1%
Baldor Electric Co. Senior Notes 8.63% due 02/15/17	950,000	1,014,125

MACHINERY-FARMING — 0.0%
Case New Holland, Inc. Senior Notes 7.88% due 12/01/17*	350,000	391,125

MACHINERY-GENERAL INDUSTRIAL — 0.3%
Roper Industries, Inc. Senior Notes 6.25% due 09/01/19	290,000	334,842
Roper Industries, Inc. Senior Notes 6.63% due 08/15/13	2,660,000	3,009,245

		3,344,087

MACHINERY-THERMAL PROCESS — 0.1%
Cleaver-Brooks, Inc. Senior Sec. Notes 12.25% due 05/01/16*	825,000	866,250

MEDICAL INSTRUMENTS — 0.3%
Boston Scientific Corp. Senior Notes 4.50% due 01/15/15	1,500,000	1,576,004
Boston Scientific Corp. Senior Notes 6.00% due 01/15/20	1,400,000	1,535,657

		3,111,661

MEDICAL LABS & TESTING SERVICES — 0.1%
Quest Diagnostics, Inc. Company Guar. Notes 4.75% due 01/30/20	450,000	462,169
Quest Diagnostics, Inc. Company Guar. Notes 5.75% due 01/30/40	440,000	423,118

		885,287

MEDICAL PRODUCTS — 0.6%
Fresenius U.S. Finance II Company Guar. Notes 9.00% due 07/15/15*	475,000	554,563
LVB Acquisition Holding LLC Company Guar. Notes 11.63% due 10/15/17	3,075,000	3,463,219
Universal Hospital Services, Inc. Senior Sec. Notes 4.13% due 06/01/15 FRS	300,000	270,000
Universal Hospital Services, Inc. Senior Sec. Notes 8.50% due 06/01/15(7)	1,600,000	1,668,000
Zimmer Holdings, Inc. Senior Notes 5.75% due 11/30/39	600,000	638,855

		6,594,637

MEDICAL-BIOMEDICAL/GENE — 0.2%
Life Technologies Corp. Senior Notes 6.00% due 03/01/20	2,230,000	2,505,860

MEDICAL-HMO — 0.5%
CIGNA Corp. Senior Notes 6.35% due 03/15/18	1,635,000	1,910,411
Multiplan, Inc. Company Guar. Notes 9.88% due 09/01/18*	1,475,000	1,578,250
UnitedHealth Group, Inc. Senior Notes 6.00% due 02/15/18	900,000	1,045,168
WellPoint, Inc. Senior Notes 5.85% due 01/15/36	760,000	770,990

		5,304,819

MEDICAL-HOSPITALS — 1.3%
HCA, Inc. Senior Notes 7.50% due 11/06/33	625,000	575,000
HCA, Inc. Sec. Notes 9.63% due 11/15/16(9)	7,187,000	7,815,862
UHS Escrow Corp. Senior Notes 7.00% due 10/01/18*	125,000	131,456
United Surgical Partners Company Guar. Notes 9.25% due 05/01/17(7)	2,325,000	2,458,688
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. Company Guar. Notes 8.00% due 02/01/18	1,825,000	1,923,094

		12,904,100

MEDICAL-OUTPATIENT/HOME MEDICAL — 0.2%
CRC Health Corp. Company Guar. Notes 10.75% due 02/01/16	1,200,000	1,192,500
National Mentor Holdings, Inc. Company Guar. Notes 11.25% due 07/01/14	1,325,000	1,361,437

		2,553,937

METAL PROCESSORS & FABRICATION — 0.4%
Worthington Industries, Inc. Senior Notes 6.50% due 04/15/20	3,550,000	3,857,852

METAL-ALUMINUM — 0.2%
Alcoa, Inc. Notes 5.55% due 02/01/17	1,470,000	1,559,548

METAL-COPPER — 0.1%
Southern Copper Corp. Senior Notes 6.75% due 04/16/40	950,000	1,020,685

MISCELLANEOUS MANUFACTURING — 0.2%
Reddy Ice Corp. Senior Sec. Notes 11.25% due 03/15/15	425,000	443,063
Reddy Ice Corp. Senior Sec. Notes 13.25% due 11/01/15	1,758,000	1,432,770

		1,875,833

MULTIMEDIA — 1.1%
Entravision Communications Corp. Senior Sec. Notes 8.75% due 08/01/17*	200,000	214,250
NBC Universal, Inc. Senior Notes 5.15% due 04/30/20*	1,100,000	1,193,660
NBC Universal, Inc. Senior Notes 5.95% due 04/01/41*	2,000,000	2,042,534
NBC Universal, Inc. Senior Notes 6.40% due 04/30/40*	1,125,000	1,221,498

News America Holdings, Inc. Company Guar. Bonds 8.00% due 10/17/16	650,000	834,705
News America Holdings, Inc. Company Guar. Notes 9.25% due 02/01/13	1,000,000	1,171,225
News America, Inc. Company Guar. Bonds 7.63% due 11/30/28	1,000,000	1,193,142
Time Warner, Inc. Company Guar. Notes 6.10% due 07/15/40	1,000,000	1,064,772
Time Warner, Inc. Company Guar. Notes 6.20% due 03/15/40	1,500,000	1,615,875
Time Warner, Inc. Company Guar. Notes 6.88% due 05/01/12	1,000,000	1,086,961

		11,638,622

NON-HAZARDOUS WASTE DISPOSAL — 0.3%
Republic Services, Inc. Company Guar. Notes 5.50% due 09/15/19	1,000,000	1,132,215
Republic Services, Inc. Senior Notes 6.75% due 08/15/11	900,000	938,894
Waste Management, Inc. Company Guar. Notes 7.38% due 03/11/19	1,150,000	1,448,473

		3,519,582

OFFICE SUPPLIES & FORMS — 0.1%
Avery Dennison Corp. Senior Notes 5.38% due 04/15/20	890,000	975,950

OIL & GAS DRILLING — 0.3%
Nabors Industries, Inc. Company Guar. Notes 5.00% due 09/15/20*	700,000	714,169
Nabors Industries, Inc. Company Guar. Notes 9.25% due 01/15/19	990,000	1,273,169
Noble Holding International, Ltd. Company Guar. Bonds 4.90% due 08/01/20	840,000	925,116

		2,912,454

OIL COMPANIES-EXPLORATION & PRODUCTION — 1.5%
Apache Corp. Senior Notes 5.10% due 09/01/40	430,000	429,303
ATP Oil & Gas Corp. Senior Sec. Notes 11.88% due 05/01/15*	1,200,000	1,098,000
Berry Petroleum Co. Senior Notes 6.75% due 11/01/20	200,000	206,500
Chesapeake Energy Corp. Company Guar. Notes 6.63% due 08/15/20	525,000	555,844
Chesapeake Energy Corp. Company Guar. Notes 6.88% due 08/15/18	700,000	740,250
Chesapeake Energy Corp. Senior Notes 9.50% due 02/15/15	950,000	1,102,000
Denbury Resources, Inc. Company Guar. Notes 9.75% due 03/01/16	525,000	594,563
EXCO Resources, Inc. Company Guar. Notes 7.50% due 09/15/18	1,200,000	1,182,000
Hilcorp Energy I LP Senior Notes 7.75% due 11/01/15*	975,000	1,004,250
Linn Energy LLC/Linn Energy Finance Corp. Company Guar. Notes 7.75% due 02/01/21*	500,000	516,250
Linn Energy LLC/Linn Energy Finance Corp. Senior Notes 8.63% due 04/15/20*	600,000	648,000
Linn Energy LLC/Linn Energy Finance Corp. Company Guar. Notes 11.75% due 05/15/17	600,000	696,000
Mariner Energy, Inc. Company Guar. Notes 8.00% due 05/15/17	1,470,000	1,624,350
Pemex Project Funding Master Trust Company Guar. Notes 5.75% due 12/15/15	800,000	906,363
Petrohawk Energy Corp. Company Guar. Notes 7.25% due 08/15/18	1,475,000	1,530,312
Plains Exploration & Production Co. Company Guar. Notes 7.75% due 06/15/15	1,075,000	1,134,125
SandRidge Energy, Inc. Company Guar. Notes 8.00% due 06/01/18*	525,000	525,000
XTO Energy, Inc. Senior Notes 6.38% due 06/15/38	440,000	543,823
XTO Energy, Inc. Senior Notes 6.75% due 08/01/37	605,000	791,532

		15,828,465

OIL COMPANIES-INTEGRATED — 0.2%
Hess Corp. Senior Notes 5.60% due 02/15/41	2,000,000	2,041,038

OIL FIELD MACHINERY & EQUIPMENT — 0.1%
Complete Production Services, Inc. Company Guar. Notes 8.00% due 12/15/16	900,000	947,250
Thermon Industries, Inc. Senior Sec. Notes 9.50% due 05/01/17*	200,000	209,500

		1,156,750

OIL REFINING & MARKETING — 0.7%
Coffeyville Resources LLC Senior Sec. Notes 10.88% due 04/01/17*	950,000	1,026,000
Reliance Industries, Ltd. Notes 8.25% due 01/15/27*	500,000	595,924
Valero Energy Corp. Senior Notes 7.50% due 04/15/32	1,540,000	1,664,324
Valero Energy Corp. Senior Notes 9.38% due 03/15/19	3,340,000	4,280,544

		7,566,792

OIL-FIELD SERVICES — 0.1%
Aquilex Holdings LLC/Aquilex Finance Corp. Company Guar. 11.13% due 12/15/16	600,000	571,500
Basic Energy Services, Inc. Company Guar. Notes 7.13% due 04/15/16	950,000	902,500

		1,474,000

OPTICAL SUPPLIES — 0.1%
Bausch & Lomb, Inc. Senior Notes 9.88% due 11/01/15	1,000,000	1,087,500

PAPER & RELATED PRODUCTS — 0.8%
Boise Paper Holdings LLC/Boise Co-Issuer Co. Company Guar. Notes 8.00% due 04/01/20	575,000	621,000
Boise Paper Holdings LLC/Boise Finance Co. Company Guar. Notes 9.00% due 11/01/17	700,000	763,000
Clearwater Paper Corp. Company Guar. Notes 7.13% due 11/01/18*	125,000	130,625
Clearwater Paper Corp. Senior Notes 10.63% due 06/15/16	250,000	288,125
Georgia-Pacific LLC Company Guar. Notes 8.25% due 05/01/16*	1,375,000	1,577,812
International Paper Co. Senior Notes 7.30% due 11/15/39	1,500,000	1,709,739
International Paper Co. Senior Notes 7.50% due 08/15/21	1,020,000	1,243,829
NewPage Corp. Senior Sec. Notes 11.38% due 12/31/14	300,000	288,000
Pope & Talbot, Inc. Debentures 8.38% due 06/01/13†(3)(4)(6)	250,000	25
Westvaco Corp. Debentures 7.65% due 03/15/27	1,200,000	1,247,844

		7,869,999

PHARMACY SERVICES — 0.4%
Express Scripts, Inc. Senior Notes 5.25% due 06/15/12	1,740,000	1,854,556
Omnicare, Inc. Company Guar. Notes 6.88% due 12/15/15	1,700,000	1,742,500
Omnicare, Inc. Company Guar. Notes 7.75% due 06/01/15	200,000	208,750

		3,805,806

PIPELINES — 2.4%
Crosstex Energy LP/Crosstex Energy Finance Corp. Company Guar. Notes 8.88% due 02/15/18	1,500,000	1,620,000
El Paso Energy Corp. Senior Notes 7.80% due 08/01/31	1,075,000	1,150,151
Energy Transfer Equity LP Company Guar. Notes 7.50% due 10/15/20	1,125,000	1,226,250
Enterprise Products Operating LLC Company Guar. Notes 4.60% due 08/01/12	500,000	526,170
Enterprise Products Operating LLC Company Guar. Notes 9.75% due 01/31/14	3,370,000	4,158,263
Kinder Morgan Energy Partners Senior Notes 5.85% due 09/15/12	1,000,000	1,081,624
Kinder Morgan Energy Partners LP Senior Notes 5.80% due 03/15/35	2,540,000	2,475,172
Kinder Morgan Energy Partners LP Senior Notes 6.55% due 09/15/40	2,960,000	3,171,687
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. Company Guar. Notes 8.75% due 04/15/18	1,625,000	1,783,438
Regency Energy Partners LP/Regency Energy Finance Corp. Company Guar. Notes 6.88% due 12/01/18	1,000,000	1,047,500

Southern Star Central Corp. Senior Notes 6.75% due 03/01/16	700,000	707,000
Spectra Energy Capital LLC Senior Notes 6.25% due 02/15/13	3,005,000	3,295,070
Williams Partners LP Senior Notes 5.25% due 03/15/20	2,720,000	2,971,306

		25,213,631

POWER CONVERTER/SUPPLY EQUIPMENT — 0.3%
Hubbell, Inc. Senior Notes 5.95% due 06/01/18	2,160,000	2,588,864

PUBLISHING-BOOKS — 0.1%
ProQuest LLC/ProQuest Notes Co. Company Guar. Notes 9.00% due 10/15/18*	950,000	970,188

PUBLISHING-PERIODICALS — 0.5%
Idearc, Inc. Company Escrow Shares 8.00% due 11/15/16†(1)(6)	1,275,000	9,563
MediMedia USA, Inc. Senior Sub. Notes 11.38% due 11/15/14*	1,750,000	1,505,000
Nielsen Finance LLC/Nielsen Finance Co. Company Guar. Notes 7.75% due 10/15/18*	325,000	336,781
Nielsen Finance LLC/Nielsen Finance Co. Company Guar. Notes 11.50% due 05/01/16	550,000	632,500
Nielsen Finance LLC/Nielsen Finance Co. Senior Notes 11.63% due 02/01/14	1,300,000	1,495,000
Nielsen Finance LLC/Nielsen Finance Co. Company Guar. Bonds 12.50% due 08/01/16(9)	700,000	713,125

		4,691,969

QUARRYING — 0.0%
Compass Minerals International, Inc. Company Guar. Notes 8.00% due 06/01/19	425,000	456,875

RACETRACKS — 0.2%
Penn National Gaming, Inc. Senior Sub. Notes 6.75% due 03/01/15	1,075,000	1,096,500
Yonkers Racing Corp. Senior Sec. Notes 11.38% due 07/15/16*	632,000	692,040

		1,788,540

RADIO — 0.1%
Sirius XM Radio, Inc. Company Guar. Notes 8.75% due 04/01/15*	675,000	728,156

REAL ESTATE INVESTMENT TRUSTS — 1.9%
Boston Properties LP Senior Notes 5.88% due 10/15/19	3,000,000	3,384,453
Equity One, Inc. Company Guar. Notes 6.00% due 09/15/17	910,000	941,982
Equity One, Inc. Company Guar. Notes 6.25% due 12/15/14	1,500,000	1,629,954
Health Care REIT, Inc. Senior Notes 6.13% due 04/15/20	1,750,000	1,903,225
Host Hotels & Resorts LP Company Guar. Notes 6.38% due 03/15/15	550,000	563,750
Host Hotels & Resorts LP Senior Notes 6.88% due 11/01/14	850,000	877,094
Liberty Property LP Senior Notes 6.63% due 10/01/17	1,300,000	1,492,013
ProLogis Senior Sec. Notes 6.88% due 03/15/20	940,000	1,021,435
ProLogis Senior Notes 7.63% due 08/15/14	1,460,000	1,669,295
Simon Property Group LP Senior Notes 6.13% due 05/30/18	1,350,000	1,560,045
Simon Property Group LP Senior Notes 6.75% due 05/15/14	2,025,000	2,337,156
Tanger Properties LP Senior Notes 6.13% due 06/01/20	1,760,000	1,942,994
Ventas Realty LP/Ventas Capital Corp. Company Guar. Notes 6.50% due 06/01/16	200,000	210,542

		19,533,938

REAL ESTATE MANAGEMENT/SERVICES — 0.2%
AMB Property LP Company Guar. Notes 6.13% due 12/01/16	1,540,000	1,731,622

REAL ESTATE OPERATIONS & DEVELOPMENT — 0.1%
Regency Centers LP Company Guar. Notes 4.80% due 04/15/21	1,200,000	1,208,929
Susa Partnership LP Notes 8.20% due 06/01/17	250,000	301,169

		1,510,098

RECYCLING — 0.0%
Aleris International, Inc. Company Guar. Notes 9.00% due 12/15/14†(3)(6)(7)	250,000	25
Aleris International, Inc. Company Guar. Notes 10.00% due 12/15/16†(3)(6)	450,000	2,250

		2,275

RENTAL AUTO/EQUIPMENT — 0.6%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. Company Guar. Notes 8.25% due 01/15/19*	900,000	909,000
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. Company Guar. Notes 9.63% due 03/15/18	1,100,000	1,182,500
RSC Equipment Rental, Inc. Senior Notes 9.50% due 12/01/14	525,000	547,969
RSC Equipment Rental, Inc./RSC Holdings III LLC Senior Sec. Notes 10.00% due 07/15/17*	325,000	362,375
RSC Equipment Rental, Inc./RSC Holdings III LLC Company Guar. Notes 10.25% due 11/15/19	475,000	516,562
The Hertz Corp. Company Guar. Notes 8.88% due 01/01/14	1,100,000	1,130,250
The Hertz Corp. Company Guar. Notes 10.50% due 01/01/16	600,000	638,250
United Rentals North America, Inc. Company Guar. Notes 8.38% due 09/15/20	675,000	685,125

		5,972,031

RESORTS/THEME PARKS — 0.3%
Cedar Fair LP/Canada’s Wonderland Co/Magnum Management Corp. Company Guar. Notes 9.13% due 08/01/18*	1,150,000	1,236,250
HRP Myrtle Beach Operations LLC Escrow Security 7.38% due 04/01/12†*(1)(3)(6)(10)	475,000	0
Universal City Development Partners, Ltd./ UCDP Finance, Inc. Company Guar. Notes 8.88% due 11/15/15	825,000	874,500
Universal City Development Partners, Ltd./ UCDP Finance, Inc. Company Guar. Notes 10.88% due 11/15/16	1,125,000	1,240,312

		3,351,062

RETAIL-APPAREL/SHOE — 0.1%
Limited Brands, Inc. Company Guar. Notes 8.50% due 06/15/19	1,000,000	1,180,000

RETAIL-AUTOMOBILE — 0.1%
United Auto Group Company Guar. Notes 7.75% due 12/15/16	1,350,000	1,363,500

RETAIL-BOOKSTORES — 0.2%
Nebraska Book Co., Inc. Senior Sub. Notes 8.63% due 03/15/12	1,275,000	1,122,000
Nebraska Book Co., Inc. Senior Sec. Notes 10.00% due 12/01/11	675,000	684,281

		1,806,281

RETAIL-BUILDING PRODUCTS — 0.1%
Hillman Group, Inc. Company Guar. Notes 10.88% due 06/01/18*	700,000	749,000

RETAIL-CONSUMER ELECTRONICS — 0.2%
Best Buy Co., Inc. Senior Notes 6.75% due 07/15/13	2,140,000	2,396,002

RETAIL-DISCOUNT — 0.2%
Dollar General Corp. Company Guar. Notes 11.88% due 07/15/17(7)	1,425,000	1,681,500

RETAIL-DRUG STORE — 0.1%
CVS Pass-Through Trust Pass Through Certs. 5.30% due 01/11/27*	624,009	640,172

RETAIL-MAIL ORDER — 0.1%
QVC, Inc. Senior Sec. Notes 7.50% due 10/01/19*	575,000	618,125

RETAIL-OFFICE SUPPLIES — 0.0%
U.S. Office Products Co. Senior Notes 9.75% due 06/15/30†(1)(6)	300,000	0

RETAIL-PERFUME & COSMETICS — 0.2%
Sally Holdings LLC Company Guar. Notes 10.50% due 11/15/16	1,925,000	2,112,687

RETAIL-PROPANE DISTRIBUTION — 0.5%
AmeriGas Partners LP/AmeriGas Eagle Finance Corp. Senior Notes 7.13% due 05/20/16	2,000,000	2,085,000
Inergy LP/Inergy Finance Corp. Company Guar. Notes 6.88% due 12/15/14	2,125,000	2,172,812
Suburban Propane Partners LP/Suburban Energy Finance Corp. Senior Notes 7.38% due 03/15/20	650,000	691,438

		4,949,250

RETAIL-REGIONAL DEPARTMENT STORES — 0.3%
JC Penney Corp., Inc. Senior Notes 5.75% due 02/15/18	875,000	859,687
JC Penney Corp., Inc. Senior Notes 7.40% due 04/01/37	875,000	807,187
Macy’s Retail Holdings, Inc. Company Guar. Notes 6.90% due 04/01/29	375,000	374,063
Macy’s Retail Holdings, Inc. Company Guar. Notes 6.90% due 01/15/32	325,000	325,000
Macy’s Retail Holdings, Inc. Company Guar. Notes 7.00% due 02/15/28	275,000	281,188

		2,647,125

RETAIL-RESTAURANTS — 0.4%
Blue Acquisition Sub, Inc. Company Guar. Notes 9.88% due 10/15/18*	475,000	511,812
DineEquity, Inc. Senior Notes 9.50% due 10/30/18*	1,500,000	1,597,500
NPC International, Inc. Company Guar. Notes 9.50% due 05/01/14	1,525,000	1,578,375

		3,687,687

RETAIL-TOY STORES — 0.2%
Toys R Us Property Co. I LLC Company Guar. Notes 10.75% due 07/15/17	1,575,000	1,799,438

SAVINGS & LOANS/THRIFTS — 0.2%
Astoria Financial Corp. Notes 5.75% due 10/15/12	1,700,000	1,763,286

SCHOOLS — 0.2%
Boston University Notes 7.63% due 07/15/97	2,000,000	2,347,318

SCHOOL-DAY CARE — 0.1%
Knowledge Learning Corp. Company Guar. Notes 7.75% due 02/01/15*	1,375,000	1,381,875

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 0.1%
Maxim Integrated Products, Inc. Senior Notes 3.45% due 06/14/13	1,295,000	1,336,625

SEMICONDUCTOR EQUIPMENT — 0.3%
KLA Tencor Corp. Senior Notes 6.90% due 05/01/18	2,640,000	3,029,704

SOAP & CLEANING PREPARATION — 0.2%
Diversey Holdings, Inc. Senior Notes 10.50% due 05/15/20	1,050,000	1,220,625
Diversey, Inc. Company Guar. Notes 8.25% due 08/15/19	375,000	410,156

		1,630,781

SPECIAL PURPOSE ENTITIES — 1.8%
AAC Group Holding Corp. Senior Notes 10.25% due 10/01/12*(9)	1,225,000	1,221,937
Army Hawaii Family Housing Trust Bonds 5.52% due 06/15/50*	790,000	705,446
Camp Pendleton & Quantico Housing LLC Bonds 5.57% due 10/01/50*	1,630,000	1,535,330
Capital One Capital IV Ltd. Guar. Notes 6.75% due 02/17/37 FRS	2,980,000	2,987,450
Capital One Capital V Ltd. Guar. Notes 10.25% due 08/15/39	350,000	379,750
Capital One Capital VI Company Guar. Notes 8.88% due 05/15/40	2,850,000	3,006,750
Crown Castle Towers LLC Senior Sec. Notes 5.50% due 01/15/37*	5,650,000	6,158,630
Goldman Sachs Capital I Company Guar. Notes 6.35% due 02/15/34	1,500,000	1,434,066
Holly Energy Partners LP Company Guar. Notes 6.25% due 03/01/15	975,000	975,000
Nalco Finance Holdings, Inc. Senior Notes 9.00% due 02/01/14(9)	183,000	188,719

		18,593,078

STEEL PIPE & TUBE — 0.3%
Mueller Water Products, Inc. Company Guar. Notes 7.38% due 06/01/17	1,120,000	1,013,600
Mueller Water Products, Inc. Company Guar. Notes 8.75% due 09/01/20*	350,000	379,312
Valmont Industries, Inc. Senior Notes 6.63% due 04/20/20	1,780,000	1,851,574

		3,244,486

STEEL-SPECIALTY — 0.2%
Allegheny Technologies, Inc. Senior Notes 9.38% due 06/01/19	1,620,000	1,944,907

STORAGE/WAREHOUSING — 0.1%
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC Senior Notes 8.88% due 03/15/18*	1,325,000	1,447,563

TELECOM SERVICES — 0.7%
SBA Tower Trust Sec. Notes 5.10% due 04/15/17*	1,790,000	1,914,847
tw telecom holdings, Inc. Company Guar. Notes 8.00% due 03/01/18	650,000	702,000
West Corp. Company Guar. Notes 8.63% due 10/01/18*	125,000	129,688
West Corp. Company Guar. Notes 9.50% due 10/15/14	1,875,000	1,964,062
West Corp. Company Guar. Notes 11.00% due 10/15/16	1,925,000	2,079,000

		6,789,597

TELECOMMUNICATION EQUIPMENT — 0.7%
Harris Corp. Senior Notes 5.95% due 12/01/17	6,400,000	7,361,491

TELEPHONE-INTEGRATED — 1.2%
BellSouth Corp. Bonds 5.20% due 09/15/14	2,000,000	2,249,500
Citizens Communications Co. Senior Notes 9.00% due 08/15/31	900,000	1,003,500
SBC Communications Senior Notes 5.10% due 09/15/14	2,000,000	2,245,252
Sprint Capital Corp. Company Guar. Notes 6.90% due 05/01/19	4,425,000	4,524,562
Verizon Communications, Inc. Senior Notes 6.35% due 04/01/19	1,920,000	2,355,850

		12,378,664

TELEVISION — 0.1%
Umbrella Acquisition, Inc. Company Guar. Notes 9.75% due 03/15/15*(7)	1,253,355	1,330,123
Univision Communications, Inc. Senior Sec. Notes 12.00% due 07/01/14*	150,000	165,937

		1,496,060

THEATERS — 0.3%
Cinemark USA, Inc. Company Guar. Notes 8.63% due 06/15/19	1,175,000	1,267,531
Regal Cinemas Corp. Company Guar. Notes 8.63% due 07/15/19	1,475,000	1,574,563

		2,842,094

TOBACCO — 0.1%
Altria Group, Inc. Company Guar. Notes 9.25% due 08/06/19	670,000	919,893

TOYS — 0.1%
Hasbro, Inc. Senior Notes 6.35% due 03/15/40	1,240,000	1,248,131

TRANSPORT-EQUIPMENT & LEASING — 0.1%
Maxim Crane Works LP Senior Sec. Notes 12.25% due 04/15/15*	775,000	720,750

TRANSPORT-RAIL — 1.2%
Burlington North Santa Fe Corp. Notes 4.88% due 01/15/15	3,450,000	3,847,568
Burlington Northern and Santa Fe Railway Co. Pass Through Certs. Series 1992-2 7.57% due 01/02/21	337,433	412,316
Burlington Northern Santa Fe LLC Senior Notes 5.75% due 05/01/40	2,900,000	3,075,592
Kansas City Southern Railway Co. Senior Notes 8.00% due 06/01/15	825,000	891,000
Union Pacific Corp. Senior Notes 4.88% due 01/15/15	3,320,000	3,696,405

		11,922,881

TRANSPORT-SERVICES — 0.1%
PHI, Inc. Company Guar. Notes 8.63% due 10/15/18*	850,000	856,375

VITAMINS & NUTRITION PRODUCTS — 0.2%
General Nutrition Centers, Inc. Company Guar. Notes 5.75% due 03/15/14(7)	1,600,000	1,586,000
General Nutrition Centers, Inc. Company Guar. Notes 10.75% due 03/15/15	200,000	204,000

		1,790,000

WEB HOSTING/DESIGN — 0.1%
Terremark Worldwide, Inc. Senior Sec. Notes 12.00% due 06/15/17	1,175,000	1,348,313

WIRE & CABLE PRODUCTS — 0.4%
Belden, Inc. Senior Sub. Notes 7.00% due 03/15/17	1,450,000	1,471,750

General Cable Corp. Company Guar. Notes 7.13% due 04/01/17	1,930,000	1,978,250
International Wire Group, Inc. Senior Sec. Notes 9.75% due 04/15/15*	850,000	875,500

		4,325,500

TOTAL U.S. CORPORATE BONDS & NOTES (cost $777,471,774)		852,404,109

Foreign Corporate Bonds & Notes — 14.1%

ADVERTISING AGENCIES — 0.1%
MDC Partners, Inc. Company Guar. Notes 11.00% due 11/01/16	1,325,000	1,470,750

AEROSPACE/DEFENSE — 0.1%
Embraer Overseas, Ltd. Company Guar. Notes 6.38% due 01/15/20	675,000	742,500

AGRICULTURAL CHEMICALS — 0.1%
Fertinitro Finance, Inc. Company Guar. Notes 8.29% due 04/01/20*	1,005,000	905,756

BANKS-COMMERCIAL — 0.6%
Barclays Bank PLC Jr. Sub. Bonds 5.93% due 12/15/16* FRS (11)	2,850,000	2,679,000
Santander US Debt SA Unipersonal Bank Guar. Notes 3.78% due 10/07/15*	3,500,000	3,520,121

		6,199,121

BEVERAGES-WINE/SPIRITS — 0.5%
Bacardi, Ltd. Senior Notes 7.45% due 04/01/14*	3,630,000	4,299,563
Diageo Capital PLC Company Guar. Notes 7.38% due 01/15/14	840,000	996,586

		5,296,149

BROADCAST SERVICES/PROGRAM — 0.6%
Grupo Televisa SA Senior Notes 6.63% due 03/18/25	6,015,000	6,695,429

CABLE/SATELLITE TV — 0.2%
Kabel Deutschland GmbH Company Guar. Bonds 10.63% due 07/01/14	1,625,000	1,696,094

CELLULAR TELECOM — 0.8%
America Movil SA de CV Notes 5.75% due 01/15/15	2,900,000	3,319,279
Digicel Group, Ltd. Senior Notes 8.88% due 01/15/15*(6)(8)	2,250,000	2,283,750
Digicel Group, Ltd. Senior Notes 9.13% due 01/15/15(6)(8)	935,000	950,194
Digicel Group, Ltd. Senior Notes 10.50% due 04/15/18*(6)(8)	75,000	82,725
Rogers Communications, Inc. Company Guar. Notes 5.50% due 03/15/14	1,860,000	2,095,361

		8,731,309

CHEMICALS-DIVERSIFIED — 0.1%
OXEA Finance/Cy SCA Senior Sec. Notes 9.50% due 07/15/17*	475,000	513,032

COMPUTERS-MEMORY DEVICES — 0.2%
Seagate Technology HDD Holdings Company Guar. Notes 6.80% due 10/01/16	1,750,000	1,787,187

CONSUMER PRODUCTS-MISC. — 0.0%
Prestige Brands, Inc. Company Guar. Notes 8.25% due 04/01/18*	325,000	338,813

CONTAINERS-METAL/GLASS — 0.1%
Ardagh Packaging Finance PLC Company Guar. Notes 9.13% due 10/15/20*	1,275,000	1,351,500

DIVERSIFIED BANKING INSTITUTIONS — 0.0%
Citigroup, Inc. Senior Notes 4.75% due 05/19/15	400,000	426,403

DIVERSIFIED FINANCIAL SERVICES — 0.3%
Ceva Group PLC Senior Sec. Notes 11.63% due 10/01/16*	125,000	135,313
Hyundai Capital Services, Inc. Notes 6.00% due 05/05/15*	2,380,000	2,612,295

		2,747,608

DIVERSIFIED MANUFACTURING OPERATIONS — 0.3%
Tyco Electronics Group SA Company Guar. Notes 5.95% due 01/15/14	2,870,000	3,205,574

DIVERSIFIED MINERALS — 0.5%
Anglo American Capital PLC Company Guar. Notes 4.45% due 09/27/20*	600,000	623,666
Rio Tinto Finance USA, Ltd. Company Guar. Notes 6.50% due 07/15/18	2,380,000	2,924,068
Rio Tinto Finance USA, Ltd. Company Guar. Notes 8.95% due 05/01/14	1,000,000	1,248,748

		4,796,482

DIVERSIFIED OPERATIONS — 0.2%
Hutchison Whampoa International, Ltd. Company Guar. Notes 6.50% due 02/13/13*	433,000	477,712
Hutchison Whampoa International, Ltd. Company Guar. Notes 7.63% due 04/09/19*	1,000,000	1,243,978
Stena AB Senior Notes 7.00% due 12/01/16	250,000	249,375

		1,971,065

ELECTRIC-GENERATION — 0.1%
Korea Hydro & Nuclear Power Co., Ltd. Senior Notes 6.25% due 06/17/14*	1,155,000	1,300,136

ELECTRIC-INTEGRATED — 0.1%
Enersis SA Notes 7.40% due 12/01/16	600,000	704,059

ELECTRONIC COMPONENTS-MISC. — 0.2%
Koninklijke Philips Electronics N.V. Senior Notes 5.75% due 03/11/18	1,590,000	1,857,875

FINANCE-INVESTMENT BANKER/BROKER — 0.5%
Macquarie Group, Ltd. Senior Notes 6.00% due 01/14/20*	3,500,000	3,646,720
Macquarie Group, Ltd. Notes 7.63% due 08/13/19*	1,020,000	1,179,657

		4,826,377

GOLD MINING — 0.3%
AngloGold Ashanti Holdings PLC Company Guar. Notes 6.50% due 04/15/40	750,000	762,154
Barrick Gold Corp. Senior Notes 6.95% due 04/01/19	800,000	1,019,396
Gold Fields Orogen Holding BVI Ltd. Company Guar. Notes 4.88% due 10/07/20*	1,660,000	1,629,350

		3,410,900

INSURANCE-MULTI-LINE — 0.3%
AXA SA Sub. Notes 8.60% due 12/15/30	2,500,000	2,916,815

INVESTMENT COMPANIES — 0.1%
Xstrata Finance Canada, Ltd. Company Guar. Bonds 5.50% due 11/16/11*	1,400,000	1,454,929

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 0.2%
Invesco, Ltd. Company Guar. Notes 5.63% due 04/17/12	2,000,000	2,106,752

METAL-DIVERSIFIED — 0.2%
Noranda, Inc. Company Guar. Notes 6.00% due 10/15/15	1,750,000	1,959,713

MULTIMEDIA — 0.3%
Pearson Funding Two PLC Notes 4.00% due 05/17/16*	2,800,000	2,933,894
Quebecor Media, Inc. Senior Notes 7.75% due 03/15/16	475,000	495,781

		3,429,675

NON-FERROUS METALS — 0.2%
Codelco, Inc. Bonds 5.63% due 09/21/35*	1,600,000	1,692,595

OIL COMPANIES-EXPLORATION & PRODUCTION — 0.6%
Canadian Natural Resources, Ltd. Notes 4.90% due 12/01/14	770,000	867,574
Canadian Natural Resources, Ltd. Senior Notes 5.45% due 10/01/12	200,000	215,662
Canadian Natural Resources, Ltd. Bonds 5.85% due 02/01/35	4,960,000	5,331,563

		6,414,799

OIL COMPANIES-INTEGRATED — 1.4%
BP Capital Markets PLC Company Guar. Notes 3.13% due 10/01/15	1,000,000	1,026,303
Lukoil International Finance BV Company Guar. Notes 6.36% due 06/07/17*	1,000,000	1,051,400
PC Financial Partnership Notes 5.00% due 11/15/14	1,800,000	1,993,343
Petro-Canada Bonds 5.35% due 07/15/33	2,650,000	2,582,833
Petroleos Mexicanos Company Guar. Notes 4.88% due 03/15/15	5,000,000	5,423,000
Petroleos Mexicanos Company Guar. Notes 6.00% due 03/05/20	1,600,000	1,806,400
Qatar Petroleum Notes 5.58% due 05/30/11*	444,600	452,387

		14,335,666

OIL-FIELD SERVICES — 0.3%
Weatherford International, Ltd. Company Guar. Notes 6.00% due 03/15/18	600,000	672,811

Weatherford International, Ltd. Senior Notes 7.00% due 03/15/38	2,100,000	2,290,377

		2,963,188

PAPER & RELATED PRODUCTS — 0.1%
Cascades, Inc. Company Guar. Notes 7.88% due 01/15/20	275,000	295,281
PE Paper Escrow GmbH Senior Sec. Notes 12.00% due 08/01/14*	275,000	318,313

		613,594

PIPELINES — 0.4%
Enbridge, Inc. Senior Notes 5.60% due 04/01/17	3,870,000	4,425,117

PRECIOUS METALS — 0.4%
Barrick Gold Finance Co. Notes 4.88% due 11/15/14	4,000,000	4,502,468

SATELLITE TELECOM — 0.7%
Inmarsat Finance PLC Company Guar. Notes 7.38% due 12/01/17*	325,000	347,750
Intelsat Intermediate Holding Co., Ltd. Company Guar. Bonds 9.50% due 02/01/15(9)	4,500,000	4,680,000
Intelsat Jackson Holdings SA Company Guar. Notes 11.25% due 06/15/16	2,025,000	2,204,719

		7,232,469

SECURITY SERVICES — 0.1%
Garda World Security Corp. Senior Notes 9.75% due 03/15/17*	1,050,000	1,118,250

SEISMIC DATA COLLECTION — 0.2%
Cie Generale de Geophysique-Veritas Company Guar. Bonds 9.50% due 05/15/16	325,000	359,125
Compagnie Generale de Geophysique-Veritas Company Guar. Notes 7.75% due 05/15/17	1,175,000	1,230,812

		1,589,937

SEMICONDUCTOR EQUIPMENT — 0.1%
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co. Senior Notes 10.50% due 04/15/18*	1,075,000	1,152,937

SPECIAL PURPOSE ENTITY — 0.1%
Reliance Intermediate Holdings, LP Senior Notes 9.50% due 12/15/19*	900,000	935,235

STEEL-PRODUCERS — 0.7%
ArcelorMittal Senior Notes 5.25% due 08/05/20	3,000,000	3,035,382
ArcelorMittal Senior Notes 6.13% due 06/01/18	1,425,000	1,558,458
Gerdau Trade, Inc. Company Guar. Notes 5.75% due 01/30/21*	2,570,000	2,670,181

		7,264,021

TELECOM SERVICES — 0.0%
Digicel SA Senior Notes 12.00% due 04/01/14*(6)(8)	400,000	466,800

TELEPHONE-INTEGRATED — 1.4%
AT&T, Inc. Senior Notes 6.70% due 11/15/13	1,260,000	1,461,599
Deutsche Telekom International Finance BV Company Guar. Notes 4.88% due 07/08/14	960,000	1,064,578
France Telecom SA Senior Notes 5.38% due 07/08/19	1,600,000	1,873,238
KT Corp. Notes 5.88% due 06/24/14*	3,050,000	3,374,865
Telefonica Emisiones SAU Company Guar. Notes 5.86% due 02/04/13	2,440,000	2,674,284
Telefonica Emisiones SAU Company Guar. Notes 7.05% due 06/20/36	1,575,000	1,883,319
Virgin Media Finance PLC Company Guar. Notes 9.50% due 08/15/16	1,525,000	1,732,781

		14,064,664

TRANSPORT-RAIL — 0.3%
Canadian Pacific Railway Co. Bonds 7.13% due 10/15/31	2,950,000	3,413,660

TRANSPORT-SERVICES — 0.1%
CHC Helicopter SA Senior Sec. Notes 9.25% due 10/15/20*	800,000	836,000

TOTAL FOREIGN CORPORATE BONDS & NOTES (cost $131,678,059)		145,863,403

Foreign Government Agencies — 1.0%

SOVEREIGN — 0.8%
State Of Qatar Senior Notes 5.25% due 01/20/20*	2,185,000	2,408,962

United Mexican States Notes 6.63% due 03/03/15	5,150,000	6,079,575

		8,488,537

SUPRANATIONAL BANKS — 0.2%
Corporacion Andina de Fomento Senior Notes 3.75% due 01/15/16	710,000	721,320
Corporacion Andina de Fomento Notes 8.13% due 06/04/19	1,000,000	1,241,711

		1,963,031

TOTAL FOREIGN GOVERNMENT AGENCIES (cost $9,283,065)		10,451,568

U.S. Government Agencies — 0.1%

RESOLUTION FUNDING CORP — 0.1%
Resolution Funding Corp. STRIPS zero coupon due 01/15/21 (cost $289,340)	640,000	459,947

Common Stock — 0.0%

PUBLISHING-PERIODICALS — 0.0%
Dex One Corp.† (cost $426,188)	13,605	95,371

Membership Interest Certificates — 0.0%

HOME FURNISHINGS — 0.0%
CVC Claims Litigation Trust†(1)(6)(8)	5	0

RETAIL-BEDDING — 0.0%
Sleepmaster, LLC†(1)(8)(10)	264	3

TOTAL MEMBERSHIP INTEREST CERTIFICATES (cost $85,648)		3

Preferred Stock — 0.2%

DIVERSIFIED BANKING INSTITUTIONS — 0.1%
Ally Financial, Inc. 7.00%*	1,467	1,303,704

FINANCE-INVESTMENT BANKER/BROKER — 0.0%
Lehman Brothers Holdings, Inc. Class D, 5.67%	30,000	900

REAL ESTATE INVESTMENT TRUSTS — 0.1%
ProLogis Trust, Series C 8.54%	20,000	1,055,000

TOTAL PREFERRED STOCK (cost $3,401,837)		2,359,604

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $923,038,628)		1,012,069,997

Short-Term Investment Securities — 0.4%

TIME DEPOSIT — 0.4%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 11/01/10 (cost $4,114,000)	4,114,000	4,114,000

TOTAL INVESTMENTS (cost $927,152,628)(13)	98.5%	1,016,183,997
Other assets less liabilities	1.5	15,971,213

NET ASSETS	100.0%	$1,032,155,210

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At October 31, 2010, the aggregate value of these securities was $210,439,854 representing 20.4% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

†	Non-income producing security

(1)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 1.

(2)	Collateralized Mortgage Obligation

(3)	Bond in default

(4)	Company has filed for Chapter 11 bankruptcy protection.

(5)	PIK (“Payment-in-Kind”) security. Bond or preferred stock that pays interest/dividends in the form of additional bonds or preferred stocks.

(6)	Illiquid security. At October 31, 2010, the aggregate value of these securities was $7,130,695 representing 0.7% of net assets.

(7)	Income may be received in cash or additional bonds at the discretion of the issuer.

(8)	Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the “1933 Act”); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 1. Certain restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Portfolio has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of October 31, 2010, the Corporate Bond Portfolio held the following restricted securities:

		Principal			Market
	Acquisition	Amount/	Acquisition	Market	Value	% of
Name	Date	Shares	Cost	Value	Per Share	Net Assets

Affinity Group, Inc.
9.00% due 02/15/12	2/6/2004	$200,000	$200,000
	6/20/2006	100,000	70,500
	3/9/2010	200,000	141,000
	3/9/2010	150,000	105,750
	3/22/2010	75,000	52,500

		725,000	569,750	$581,813	$80.25	0.06%

Affinity Group Holdings, Inc.
10.88% due 02/15/12	3/21/2005	$200,000	$192,915
	8/2/2005	100,000	98,125
	8/15/2005	12,778	12,778
	2/15/2006	17,007	17,007
	8/15/2006	17,932	17,932
	2/20/2007	18,907	18,907
	2/22/2008	19,935	19,935

		386,559	377,599	185,548	48.00	0.02

Chemtura Corp.
6.88% due 06/01/16	1/18/2007	$300,000	$295,854
	4/11/2007	175,000	176,230
	5/12/2008	550,000	503,976
	10/27/2008	350,000	239,209

		1,375,000	1,215,269	1,890,625	137.50	0.18

CVC Claims Litigation Trust
Membership Interest Certificates	5/19/2006	$5	$9,558	0	0.00	0.00

Digicel Group, Ltd
8.88% due 01/15/15	2/22/2007	$100,000	$100,000
	2/20/2008	300,000	261,000
	4/2/2008	400,000	336,000
	4/14/2008	75,000	62,531
	12/5/2008	550,000	302,500
	12/11/2008	825,000	499,125

		2,250,000	1,561,156	2,283,750	101.5	0.22

Digicel Group, Ltd
9.13% due 01/15/15	2/22/2007	$275,000	$275,000
	7/1/2007	10,000	9,619
	12/12/2007	150,000	139,500
	10/1/2008	500,000	405,000

		935,000	829,119	950,194	101.63	0.09

Digicel Group, Ltd.
10.50% due 04/15/18	3/16/2010	$75,000	$75,000	82,725	1.10	0.00

Digicel SA
12.00% due 04/01/14	3/6/2009	$250,000	$224,003
	6/2/2009	150,000	147,750

		400,000	371,753	466,800	116.70	0.05

Jitney-Jungle Stores of America, Inc.
10.38% due 09/15/07	9/15/1997	$50,000	$51,970
	2/27/1998	25,000	26,905
	4/28/1998	50,000	52,913

		125,000	131,788	—	0.00	0.00
SleepMaster, LLC
Membership Interest Certificates	2/25/2003	$264	$58,497	3	0.01	0.00

				6,441,458		0.62%

(9)	“Step-up” security where the rate increases (“steps-up”) at a predetermined rate. Rate shown reflects the increased rate.

(10)	Company has filed for Chapter 7 bankruptcy.

(11)	Perpetual maturity — maturity date reflects the next call date.

(12)	Bond in default subsequent to October 31, 2010

(13)	See Note 4 for cost of investments on a tax basis.

STRIPS—	Separate trading of Registered Interest and Principal of Securities

FRS —	Floating Rate Security

The rates shown on FRS are the current interest rates at October 31, 2010. The dates shown on debt obligations are the original maturity dates.

Open Futures Contracts
						Unrealized
Number of			Expiration	Value at Trade	Value as of October	Appreciation
Contracts	Type	Description	Month	Date	31, 2010	(Depreciation)

260	Long	U.S. Treasury 30 Year Bonds	December 2010	$34,840,562	$34,043,750	$(796,812)

The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2010 (see Note 1):

			Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Assets:
Long-Term Investment Securities:
Asset Backed Securities	$—	$—	$7,895	$7,895
Convertible Bonds & Notes	—	428,097	—	428,097
U.S. Corporate Bonds & Notes	—	852,394,546	9,563	852,404,109
Foreign Corporate Bonds & Notes	—	145,863,403	—	145,863,403
Foreign Government Agencies	—	10,451,568	—	10,451,568
U.S. Government Agencies	—	459,947	—	459,947
Common Stock	95,371	—	—	95,371
Membership Interest Certificates	—	—	3	3
Preferred Stock	2,359,604	—	—	2,359,604
Short-Term Investment Securities:
Time Deposit	—	4,114,000	—	4,114,000

Total	$2,454,975	$1,013,711,561	$17,461	$1,016,183,997

Liabilities:
Other Financial Instruments:@
Open Futures Contracts — Depreciation	$796,812	$—	$—	$796,812

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

				Membership
	Asset Backed	U.S. Corporate		Interest
	Securities	Bonds & Notes	Common Stock	Certificates
Balance as of 1/31/2010	$16,914	$0	$817,838	$3
Accrued discounts/premiums	—	3,698	—	—
Realized gain(loss)	47	(568,377)	(2,071,543)	—
Change in unrealized appreciation (depreciation)(1)	2,403	574,242	1,660,312	—
Net purchases(sales)	(11,469)	—	(311,236)	—
Transfers in and/or out of Level 3(2)	—	—	(95,371)	—

Balance as of 10/31/2010	$7,895	$9,563	$—	$3

(1)	The total change in unrealized appreciation (depreciation) attributable to level 3 investments still held at October 31, 2010 includes:

			Membership
Asset Backed	U.S. Corporate		Interest
Securities	Bonds & Notes	Common Stock	Certificates
$2,403	$9,563	$—	$—

(2)	The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period.

See Notes to Profile of Investments

SUNAMERICA SERIES TRUST
GLOBAL BOND PORTFOLIO
Portfolio of Investments — October 31, 2010
(unaudited)

Asset Backed Securities — 5.1%		Principal Amount**	Value (Note 1)

UNITED KINGDOM — 1.2%
Arkle Master Issuer PLC Series 2010-2X, Class 2A 2.55% due 08/17/15 FRS(1)	EUR	600,000	$835,375
Pillar Funding PLC Series 2005-1, Class A 1.16% due 11/15/12 FRS	EUR	1,000,000	1,391,302
Silverstone Master Issuer PLC Series 2010-1A, Class A2 2.50% due 01/21/55 FRS *(1)(4)	EUR	900,000	1,255,400

			3,482,077

UNITED STATES — 3.9%
American Home Mtg. Assets Series 2007-1, Class A1 1.05% due 02/25/47 FRS(1)		1,387,050	677,550
American Home Mtg. Investment Trust Series 2004-3, Class 1A 0.63% due 10/25/34 FRS(1)		6,528	6,083
CIT Mtg. Loan Trust Series 2007-1, Class 2A1 1.26% due 10/01/37 FRS *(4)		189,119	178,288
CIT Mtg. Loan Trust Series 2007-1, Class 2A2 1.51% due 10/25/37 FRS *(4)		300,000	193,816
CIT Mtg. Loan Trust Series 2007-1, Class 2A3 1.51% due 10/25/37 FRS *(4)		400,000	210,069
Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1 0.47% due 03/20/46 FRS(1)		1,132,021	609,924
Countrywide Alternative Loan Trust Series 2005-82, Class A1 0.53% due 02/25/36 FRS(1)		1,253,067	639,494
Countrywide Alternative Loan Trust Series 2007-0A11, Class A1A 1.75% due 11/25/47 FRS(1)		902,907	470,287
Countrywide Alternative Loan Trust Series 2005 46CB Class A8 5.50% due 10/25/35 VRS(1)		779,093	747,146
Countrywide Alternative Loan Trust Series 2007 15CB Class A5 5.75% due 07/25/37 VRS(1)		1,395,803	1,064,534
HSBC Home Equity Loan Trust Series 2007-3, Class APT 1.46% due 11/20/36 FRS(1)		889,189	809,872
Lehman XS Trust Series 2007-7N Class 1A2 0.50% due 06/25/47 FRS(1)		1,603,565	783,216
Residential Accredit Loans, Inc. Series 2005-QS13 Class 2A3 5.75% due 09/25/35 VRS(1)		409,327	356,057
Sequoia Mtg. Trust Series 2004-10, Class A3A 0.79% due 11/20/34 FRS(1)		146,717	134,940
SLM Student Loan Trust Series 2003-10A, Class A1B 0.00% due 12/15/16 FRS *(4)		1,300,000	1,297,562
SLM Student Loan Trust Series 2003-10A, Class A1A 1.10% due 12/15/16 FRS *(4)		600,000	598,875
Structured Adjustable Rate Mtg. Loan Trust Series 2007-10, Class 1A1 6.00% due 11/25/37 FRS(1)		962,423	504,917
Washington Mutual Alternative Mtg. Pass-Through Certificates Series 2007-OA2 Class 2A 1.04% due 01/25/47 FRS(1)		693,228	296,713
Washington Mutual Alternative Mtg. Pass-Through Certificates Series-AR5 Class 4A 1.34% due 06/25/46 FRS(1)		1,889,171	827,963
Wells Fargo Alternative Loan Trust Series 2007-PA6, Class A1 6.23% due 12/28/37 VRS(1)		1,306,810	953,662

			11,360,968

TOTAL ASSET BACKED SECURITIES (cost $20,198,973)			14,843,045

Corporate Bonds & Notes — 37.7%

AUSTRALIA — 0.2%
Australia & New Zealand Banking Group, Ltd. Senior Notes 3.38% due 03/01/11	EUR	100,000	140,085
Westpac Banking Corp. Senior Notes 6.50% due 06/24/13	EUR	250,000	384,644

			524,729

AUSTRIA — 0.6%
Erste Group Bank AG Government Guar. Notes 2.25% due 05/13/11	EUR	1,150,000	1,607,968

CANADA — 2.1%
Bank of Nova Scotia Notes 1.45% due 07/26/13*		2,800,000	2,841,207
Canadian Imperial Bank of Commerce Bonds 2.00% due 02/04/13*		1,000,000	1,026,326
Canadian Imperial Bank of Commerce Notes 2.60% due 07/02/15*		460,000	480,969
Canadian Imperial Bank of Commerce Senior Notes 5.75% due 12/19/13	AUD	800,000	782,844
Toronto-Dominion Bank Notes 2.20% due 07/29/15		940,000	956,911

			6,088,257

FRANCE — 1.6%
BNP Paribas Senior Notes 2.88% due 07/13/15	EUR	1,000,000	1,404,507
Cie de Financement Foncier Notes 1.63% due 07/23/12*		1,100,000	1,112,309

Cie de Financement Foncier Company Guar. Notes 2.13% due 04/22/13(4)		1,200,000	1,225,368
HSBC Covered Bonds Notes 3.38% due 01/20/17	EUR	700,000	1,000,518

			4,742,702

GERMANY — 14.1%
Commerzbank AG Government Guar. Notes 2.75% due 01/13/12	EUR	1,700,000	2,405,341
Commerzbank AG Senior Notes 5.00% due 02/06/14	EUR	600,000	892,158
IKB Deutsche Industriebank AG Government Guar. Notes 2.88% due 01/27/12	EUR	900,000	1,277,730
Kreditanstalt fuer Wiederaufbau Government Guar. Bonds 0.75% due 03/22/11	JPY	1,070,000,000	13,326,307
Kreditanstalt fuer Wiederaufbau Government Guar. Bonds 1.35% due 01/20/14	JPY	700,000,000	8,982,434
Kreditanstalt fuer Wiederaufbau Government Guar.Bonds 2.05% due 02/16/26	JPY	731,000,000	9,740,832
Kreditanstalt fuer Wiederaufbau Government Guar.Bonds 2.60% due 06/20/37	JPY	255,000,000	3,536,638
Kreditanstalt fuer Wiederaufbau Government Guar. Notes 6.00% due 08/20/20	AUD	800,000	765,098

			40,926,538

IRELAND — 0.6%
GE Capital UK Funding Senior Notes 8.00% due 01/14/39	GBP	850,000	1,804,649

ITALY — 0.1%
Intesa Sanpaolo SpA Senior Notes 3.63% due 08/12/15*		250,000	253,531

JAPAN — 4.5%
Bank of Tokyo-Mitsubishi UFJ, Ltd. Senior Notes 2.60% due 01/22/13*		1,250,000	1,290,069
Japan Finance Corp. for Municipal Enterprises Government Guar. Bonds 1.90% due 06/22/18	JPY	860,000,000	11,664,184

			12,954,253

LUXEMBOURG — 0.4%
Enel Finance International SA Company Guar. Notes 6.25% due 09/15/17*(4)		300,000	348,089
John Deere Bank SA Company Guar. Notes 6.00% due 06/13/11	EUR	650,000	926,464

			1,274,553

NETHERLANDS — 2.4%
Achmea Hypotheekbank NV Government Liquid Guar. Notes 3.20% due 11/03/14*		1,700,000	1,807,447
Bank Nederlandse Gemeenten Bonds 1.75% due 10/06/15*(4)		1,100,000	1,103,362
E.ON International Finance BV Company Guar. Notes 5.50% due 01/19/16	EUR	1,050,000	1,655,527
LeasePlan Corp NV Government Guar. Notes 3.00% due 05/07/12		1,200,000	1,240,800
LeasePlan Corp NV Government Guar. Notes 3.25% due 05/22/14	EUR	875,000	1,270,946

			7,078,082

NORWAY — 3.1%
DNB Nor Boligkreditt AS Bonds 2.10% due 10/14/15*		1,200,000	1,201,865
DNB Nor Boligkreditt AS Bonds 3.38% due 01/20/17	EUR	700,000	1,008,598
Eksportfinans ASA Notes 2.00% due 09/15/15		2,200,000	2,227,386
Schlumberger Norge AS Company Guar. Notes 3.00% due 03/18/13		1,150,000	1,197,626
Sparebanken 1 Boligkreditt Bonds 1.25% due 10/25/13*(4)		2,200,000	2,206,228
Sparebanken 1 Boligkreditt Notes 5.00% due 09/10/13	EUR	200,000	300,991
Statoil ASA Company Guar. Notes 4.38% due 03/11/15	EUR	550,000	825,630

			8,968,324

SWEDEN — 1.6%
Nordea Hypotek AB Notes 3.50% due 01/18/17	EUR	800,000	1,157,982
Swedbank AB Government Guar. Notes 2.90% due 01/14/13		1,025,000	1,065,748
Swedbank AB Government Guar. Notes 3.38% due 05/27/14	EUR	825,000	1,204,043

Swedish Covered Bond Notes 3.00% due 02/03/15	EUR	800,000	1,141,708

			4,569,481

SWITZERLAND — 0.7%
Credit Suisse London Senior Notes 6.13% due 05/16/14	EUR	450,000	698,401
UBS AG Bonds 3.88% due 12/02/19	EUR	500,000	730,699
UBS AG Senior Notes 4.88% due 08/04/20		650,000	697,038

			2,126,138

UNITED KINGDOM — 1.9%
Abbey National Treasury Services PLC Bank Guar. Notes 4.13% due 09/14/17	GBP	450,000	724,461
Credit Suisse Guernsey Senior Notes 2.88% due 09/24/15	EUR	200,000	278,177
HSBC Bank PLC Senior Notes 1.63% due 08/12/13*(4)		2,050,000	2,068,081
Lloyds TSB Bank PLC Government Liquid Guar. Notes 2.80% due 04/02/12*(4)		1,500,000	1,539,345
Royal Bank of Scotland PLC Senior Notes 4.88% due 08/25/14*		750,000	802,714

			5,412,778

UNITED STATES — 3.8%
AT&T, Inc. Senior Notes 6.70% due 11/15/13		650,000	753,999
Citigroup, Inc. Senior Notes 4.75% due 05/19/15		650,000	692,904
Comcast Cable Communications Holdings, Inc. Company Guar. Notes 9.46% due 11/15/22		110,000	156,216
Conocophillips Senior Notes 5.75% due 02/01/19		900,000	1,078,087
Eli Lilly & Co. Senior Notes 3.55% due 03/06/12		600,000	622,583
General Electric Capital Corp. FDIC Guar. Notes 4.00% due 06/15/12	EUR	700,000	1,012,847
International Business Machines Corp. Senior Notes 6.63% due 01/30/14	EUR	400,000	633,305
JP Morgan Chase & Co. Senior Notes 4.40% due 07/22/20		950,000	966,706
Kraft Foods, Inc. Senior Notes 2.63% due 05/08/13		1,350,000	1,402,789
MassMutual Global Funding II Senior Notes 2.30% due 09/28/15*(4)		700,000	709,156
Morgan Stanley Senior Notes 6.00% due 05/13/14		600,000	660,095
Morgan Stanley Senior Notes 6.50% due 04/15/11	EUR	250,000	353,229
Wells Fargo Bank NA Notes 6.00% due 05/23/13	EUR	400,000	604,231
Wm Covered Bond Program Sec. Notes 4.00% due 09/27/16	EUR	850,000	1,213,604

			10,859,751

TOTAL CORPORATE BONDS & NOTES (cost $93,392,547)			109,191,734

Government Agencies — 32.4%

BELGIUM — 2.0%
Kingdom of Belgium Bonds 2.75% due 03/28/16	EUR	720,000	1,011,015
Kingdom of Belgium Bonds 3.50% due 03/28/15	EUR	840,000	1,229,204
Kingdom of Belgium Bonds 3.75% due 09/28/20	EUR	1,420,000	2,047,031
Kingdom of Belgium Bonds 4.00% due 03/28/14	EUR	1,010,000	1,501,040

			5,788,290

CANADA — 2.0%
Government of Canada Bonds 2.50% due 06/01/15	CAD	2,460,000	2,478,621
Government of Canada Bonds 3.50% due 06/01/13	CAD	1,940,000	1,997,768
Government of Canada Bonds 5.75% due 06/01/29	CAD	1,000,000	1,303,834

			5,780,223

DENMARK — 2.7%
Kingdom of Denmark Bonds 1.88% due 03/16/12		2,800,000	2,843,176

Kingdom of Denmark Notes 2.25% due 05/14/12		1,600,000	1,640,469
Kingdom of Denmark Bonds 3.13% due 03/17/14	EUR	600,000	876,583
Kingdom of Denmark Bonds 4.00% due 11/15/17	DKK	7,600,000	1,573,720
Kingdom of Denmark Bonds 6.00% due 11/15/11	DKK	5,000,000	980,126

			7,914,074

FINLAND — 2.1%
Government of Finland Notes 3.13% due 09/15/14	EUR	2,550,000	3,760,261
Government of Finland Bonds 4.38% due 07/04/19	EUR	1,560,000	2,461,151

			6,221,412

GERMANY — 9.4%
Bundesrepublik Deutschland Bonds 3.00% due 07/04/20	EUR	2,340,000	3,390,309
Bundesrepublik Deutschland Bonds 4.00% due 07/04/16	EUR	3,200,000	4,951,112
Federal Republic of Germany Bonds 2.25% due 04/10/15	EUR	390,000	557,620
Federal Republic of Germany Bonds 3.25% due 07/04/15	EUR	440,000	655,719
Federal Republic of Germany Bonds 3.50% due 01/04/16	EUR	1,940,000	2,925,037
Federal Republic of Germany Bonds 3.75% due 01/04/17	EUR	450,000	689,148
Federal Republic of Germany Bonds 4.25% due 07/04/39	EUR	1,580,000	2,703,307
Federal Republic of Germany Bonds 4.75% due 07/04/40	EUR	510,000	944,640
Federal Republic of Germany Bonds 5.50% due 01/04/31	EUR	1,410,000	2,660,379
Federal Republic of Germany Bonds 5.63% due 01/04/28	EUR	2,090,000	3,906,311
Federal Republic of Germany Bonds 5.75% due 07/04/13	EUR	750,000	1,114,915
Federal Republic of Germany Bonds 6.50% due 07/04/27	EUR	1,280,000	2,594,672

			27,093,169

IRELAND — 0.3%
Republic of Ireland Bonds 4.50% due 04/18/20	EUR	650,000	753,047

ITALY — 2.4%
Republic of Italy Bonds 4.00% due 09/01/20	EUR	760,000	1,068,769
Republic of Italy Bonds 4.25% due 03/01/20	EUR	283,000	406,874
Republic of Italy Bonds 4.50% due 03/01/19	EUR	500,000	737,654
Republic of Italy Bonds 5.50% due 11/01/10	EUR	800,000	1,113,440
Republic of Italy Bonds 6.00% due 05/01/31	EUR	2,170,000	3,525,909

			6,852,646

JAPAN — 8.5%
Government of Japan Bonds 1.10% due 09/20/12	JPY	500,000,000	6,324,469
Government of Japan Bonds 1.70% due 12/20/16	JPY	142,000,000	1,903,370
Government of Japan Bonds 1.90% due 03/20/24	JPY	450,000,000	5,967,111
Government of Japan Bonds 2.00% due 12/20/25	JPY	70,000,000	922,970
Government of Japan Bonds 2.10% due 12/20/26	JPY	35,000,000	464,542
Government of Japan Bonds 2.10% due 09/20/29	JPY	100,000,000	1,305,633
Government of Japan Bonds 2.10% due 12/20/29	JPY	100,000,000	1,303,701
Government of Japan Bonds 2.30% due 03/20/39	JPY	110,000,000	1,463,512
Japanese Government CPI Linked Bonds 1.00% due 06/10/16	JPY	403,564,000	4,947,383

			24,602,691

NETHERLANDS — 2.4%
Government of Netherlands Bonds 2.75% due 01/15/15	EUR	1,150,000	1,669,894
Government of Netherlands Bonds 3.25% due 07/15/15	EUR	1,750,000	2,593,115
Government of Netherlands Bonds 4.00% due 07/15/19	EUR	630,000	970,752
Government of Netherlands Bonds 4.25% due 07/15/13	EUR	1,200,000	1,804,474

			7,038,235

SPAIN — 0.5%
Government of Spain Bonds 3.00% due 04/30/15	EUR	980,000	1,358,717

SWEDEN — 0.1%
Kingdom of Sweden Bonds 6.75% due 05/05/14	SEK	2,300,000	399,243

TOTAL GOVERNMENT AGENCIES (cost $81,612,409)			93,801,747

Government Treasuries — 19.6%

ITALY — 8.0%
Italy Buoni Poliennali Del Tesoro Bonds 3.00% due 04/15/15	EUR	4,410,000	6,185,223
Italy Buoni Poliennali Del Tesoro Bonds 4.00% due 02/01/37	EUR	580,000	727,246
Italy Buoni Poliennali Del Tesoro Bonds 4.25% due 10/15/12	EUR	10,540,000	15,290,829
Italy Buoni Poliennali Del Tesoro Bonds 5.00% due 08/01/34	EUR	610,000	886,982

			23,090,280

SWEDEN — 0.2%
Vattenfall Treasury AB Company Guar. Notes 6.75% due 01/31/19	EUR	400,000	691,087

UNITED KINGDOM — 6.2%
United Kingdom Gilt Treasury Bonds
2.75% due 01/22/15	GBP	2,000,000	3,350,612
4.00% due 03/07/22	GBP	2,260,000	3,828,814
4.25% due 03/07/36	GBP	210,000	342,904
4.25% due 09/07/39	GBP	670,000	1,090,055
4.50% due 09/07/34	GBP	1,530,000	2,590,970
4.50% due 12/07/42	GBP	1,200,000	2,035,691
5.25% due 06/07/12	GBP	300,000	515,258
United Kingdom Inflation Linked Gilt Treasury Bonds 2.50% due 07/26/16	GBP	250,000	1,265,469
2.50% due 08/23/11	GBP	580,000	2,878,778

			17,898,551

UNITED STATES — 5.2%
United States Treasury Bonds
3.88% due 08/15/40		310,000	303,413
4.38% due 11/15/39		2,460,000	2,619,516
4.50% due 08/15/39		700,000	761,250
5.25% due 11/15/28		2,200,000	2,696,032
5.50% due 08/15/28		1,220,000	1,536,056
6.13% due 11/15/27		120,000	161,175
6.63% due 02/15/27		300,000	421,875
7.50% due 11/15/24		540,000	804,853
8.00% due 11/15/21(2)		3,650,000	5,454,469
United States Treasury Notes
1.25% due 08/31/15		132,000	132,773
1.25% due 09/30/15		70,000	70,328

			14,961,740

TOTAL GOVERNMENT TREASURIES (cost $55,160,167)			56,641,658

Foreign Debt Obligations — 0.6%

SUPRANATIONAL — 0.6%
Asian Development Bank Senior Notes 2.25% due 06/21/27	JPY	40,000,000	543,138

Inter-American Development Bank Notes 7.00% due 06/15/25		850,000	1,145,732

TOTAL FOREIGN DEBT OBLIGATIONS (cost $1,356,498)			1,688,870

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $251,720,594)			276,167,054

Short-Term Investment Securities — 3.3%

TIME DEPOSIT — 3.3%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 11/01/10 (cost $9,476,000)		9,476,000	9,476,000

TOTAL INVESTMENTS — (cost $261,196,594) (3)	98.7%	285,643,054
Other assets less liabilities	1.3	3,644,204

NET ASSETS —	100.0%	$289,287,258

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to institutional buyers. The Portfolio has no right to demand registration of these securities. At October 31, 2010 the aggregate value of these securities was $22,524,708 representing 7.8% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

**	In United States Dollars unless otherwise indicated.

(1)	Collateralized Mortgage Obligation

(2)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.

(3)	See Note 4 for cost of investments on a tax basis.

(4)	Illiquid Security. At October 31, 2010, the aggregate value of these securities was $12,933,639 representing 4.5% of net assets.

CPI	— Consumer Price Index

FDIC	— Federal Deposit Insurance Corp.

FRS	— Floating Rate Security

VRS	— Variable Rate Security

The rates shown on FRS and VRS are the current interest rates as of October 31, 2010. The dates shown on debt obligations are the original maturity dates.
Open Futures Contracts

					Value as of	Unrealized
Number of			Expiration	Value at	October 31,	Appreciation
Contracts	Type	Description	Month	Trade Date	2010	(Depreciation)

34	Short	Euro-BOBL	December 2010	$5,705,459	$5,653,779	$51,680
46	Long	Euro-Bund	December 2010	8,359,328	8,262,372	(96,956)
11	Long	Euro-Shatz	December 2010	1,666,567	1,663,815	(2,752)
9	Short	90 Day Euribor Interest Rate	December 2010	3,096,137	3,091,624	4,513
27	Short	90 Day Euro Dollar	December 2010	6,721,839	6,728,062	(6,223)
6	Short	Japanese 10 Year Bond	December 2010	10,515,215	10,666,659	(151,444)
2	Long	Life Long Gilt	December 2010	398,778	394,456	(4,322)
92	Long	U.S. Treasury 10 Year Note	December 2010	11,595,906	11,617,875	21,969
21	Long	U.S. Treasury 2 Year Note	December 2010	4,610,204	4,619,672	9,468
163	Long	U.S. Treasury 5 Year Note	December 2010	19,573,564	19,817,234	243,670
40	Short	U.S. Treasury Long Bond	December 2010	5,286,602	5,237,500	49,102

						$118,705

Open Forward Foreign Currency Contracts

	Contract to		In Exchange		Delivery	Unrealized	Unrealized
Counterparty	Deliver		For		Date	Appreciation	(Depreciation)

Bank Of America N.A.	EUR	1,939,000	USD	2,692,131	12/15/2010	$—	$(5,139)
	USD	2,755,782	EUR	1,975,471	11/26/2010	—	(7,096)

						—	(12,235)

Barclays Bank	EUR	1,565,682	NOK	12,391,590	12/15/2010	—	(66,813)
	NZD	3,774,396	USD	2,696,051	12/15/2010	—	(171,423)
	USD	12,347,797	JPY	1,044,623,612	11/5/2010	634,035	—

						634,035	(238,236)

Citibank N.A.	AUD	300,000	USD	294,012	12/15/2010	1,659	—
	CHF	1,288,585	EUR	971,000	12/15/2010	40,790	—
	EUR	746,000	NZD	1,311,468	12/15/2010	—	(41,387)
	EUR	482,000	USD	632,432	12/15/2010	—	(38,060)
	GBP	427,234	EUR	478,000	12/15/2010	—	(19,428)
	SEK	13,584,965	EUR	1,462,000	12/15/2010	2,680	—
	USD	1,233,000	CAD	1,266,876	12/15/2010	7,885	—
	USD	676,210	EUR	480,000	12/15/2010	—	(8,500)
	USD	665,594	NZD	890,000	12/15/2010	10,555	—
	USD	665,000	SEK	4,430,212	12/15/2010	—	(2,650)

						63,569	(110,025)

Credit Suisse London Branch	CHF	1,035,928	USD	1,021,832	12/15/2010	—	(31,257)
	EUR	484,000	GBP	428,376	12/15/2010	12,911	—
	EUR	468,000	NZD	844,983	12/15/2010	—	(9,069)
	JPY	86,893,371	USD	1,032,495	12/15/2010	—	(47,746)
	USD	3,985,821	JPY	324,600,451	11/5/2010	48,081	—
	USD	5,533,649	EUR	4,084,000	12/15/2010	147,449	—
	USD	632,363	NZD	863,000	12/15/2010	23,273	—

						231,714	(88,072)

Deutsche Bank AG London	EUR	968,000	USD	1,342,655	12/15/2010	—	(3,893)
	GBP	1,639,665	USD	2,595,287	12/6/2010	—	(31,371)
	GBP	423,215	EUR	495,000	12/15/2010	10,658	—
	USD	953,435	SEK	6,731,250	11/16/2010	53,868	—
	USD	2,828,487	EUR	2,044,000	11/26/2010	15,551	—
	USD	2,591,721	AUD	2,703,000	12/15/2010	42,379	—
	USD	1,269,000	CAD	1,326,841	12/15/2010	30,619	—

						153,075	(35,264)

HSBC Bank USA	EUR	800,000	CHF	1,035,928	12/15/2010	—	(59,761)
	EUR	485,000	NOK	3,951,829	12/15/2010	—	(1,394)
	EUR	982,000	NZD	1,730,029	12/15/2010	—	(51,690)
	EUR	1,452,000	SEK	13,416,005	12/15/2010	—	(14,030)
	EUR	3,857,000	USD	5,275,665	12/15/2010	—	(89,662)
	GBP	1,240,231	EUR	1,452,000	12/15/2010	33,186	—
	NOK	13,780,982	EUR	1,709,000	12/15/2010	29,467	—
	SEK	9,124,158	EUR	988,000	12/15/2010	10,240	—
	USD	1,944,302	EUR	1,441,000	12/15/2010	60,219	—
	USD	1,336,238	GBP	835,000	12/15/2010	1,288	—
	USD	665,000	NOK	3,858,907	12/15/2010	—	(7,560)
	USD	673,000	SEK	4,405,371	12/15/2010	—	(14,364)

						134,400	(238,461)

JPMorgan Chase N.A.	AUD	1,374,750	EUR	957,000	12/15/2010	—	(8,461)
	CAD	156,165	USD	150,599	12/15/2010	—	(2,362)
	EUR	22,164,131	USD	30,672,275	11/26/2010	—	(167,074)
	EUR	2,894,000	USD	3,971,708	12/15/2010	—	(54,026)
	JPY	54,156,144	USD	672,000	12/15/2010	—	(1,258)
	USD	2,206,655	EUR	1,684,145	12/15/2010	136,095	—

						136,095	(233,181)

Morgan Stanley	USD	1,294,976	JPY	105,422,059	11/5/2010	15,134	—

Royal Bank Of Canada	CAD	980,640	EUR	724,000	12/15/2010	46,608	—
	CAD	907,117	USD	879,000	12/15/2010	—	(9,506)
	EUR	987,000	CAD	1,304,404	12/15/2010	—	(95,335)
	EUR	486,000	CHF	639,729	12/15/2010	—	(25,730)
	EUR	1,920,000	USD	2,673,189	12/15/2010	2,350	—
	USD	1,965,020	EUR	1,436,000	12/15/2010	32,546	—

						81,504	(130,571)

Royal Bank Of Scotland	EUR	957,000	USD	1,336,001	12/15/2010	4,754	—
	JPY	54,265,344	USD	672,000	12/15/2010	—	(2,616)

						4,754	(2,616)

State Street Bank	JPY	30,611,646	USD	377,000	12/15/2010	—	(3,558)
	USD	1,337,000	JPY	110,438,874	12/15/2010	35,953	—

						35,953	(3,558)

UBS AG	CAD	995,945	EUR	718,000	12/15/2010	23,271	—
	CHF	1,294,953	EUR	962,000	12/15/2010	21,797	—
	EUR	491,000	CHF	641,369	12/15/2010	—	(31,018)
	EUR	496,000	JPY	52,855,248	12/15/2010	—	(32,881)
	EUR	1,217,790	SEK	11,320,909	12/15/2010	—	(1,462)
	GBP	427,000	USD	670,941	12/15/2010	—	(13,040)
	NOK	4,000,776	EUR	486,000	12/15/2010	—	(5,554)
	SEK	5,342,936	EUR	574,000	12/15/2010	—	(339)
	USD	749,000	CHF	727,676	12/15/2010	—	(9,270)
	USD	3,266,596	EUR	2,407,000	12/15/2010	81,691	—
	USD	766,000	JPY	62,797,446	12/15/2010	14,685	—

						141,444	(93,564)

Westpac Banking	AUD	678,000	CAD	667,728	12/15/2010	—	(6,689)
	AUD	852,047	USD	772,807	12/15/2010	—	(57,522)
	DKK	4,444,923	USD	783,371	11/18/2010	—	(46,072)
	EUR	900,000	USD	1,248,300	11/26/2010	—	(3,967)
	EUR	484,000	AUD	674,173	12/15/2010	—	(16,286)
	EUR	3,356,000	USD	4,669,460	12/15/2010	1,055	—
	GBP	422,785	EUR	481,000	12/15/2010	—	(8,127)
	JPY	54,987,706	USD	662,000	12/15/2010	—	(21,596)
	NZD	1,774,513	EUR	955,000	12/15/2010	—	(19,664)
	NZD	232,000	USD	174,128	12/15/2010	—	(2,127)
	USD	1,312,754	AUD	1,374,000	12/15/2010	26,223	—
	USD	3,340,811	EUR	2,401,000	12/15/2010	—	(871)
	USD	2,253,990	GBP	1,472,234	12/15/2010	104,275	—
						—	—

						131,553	(182,921)

						$1,763,230	$(1,368,704)

AUD — Australian Dollar	EUR — Euro Dollar	NZD — New Zealand Dollar
CAD — Canada Dollar	GBP — British Pound	SEK — Swedish Krona
CHF — Swiss Franc	JPY — Japanese Yen	USD — United States Dollar
DKK — Danish Krone	NOK — Norwegian Krone
Interest Rate Swap Contracts #

			Rates Exchanged		Upfront Payments	Gross
	Notional Amount	Termination	Payments Received	Payments Made	Made (Received) by	Unrealized
Swap Counterparty	(000’s)	Date	by the Portfolio	by the Portfolio	the Portfolio	Appreciation

Barclay’s Bank	EUR 6,120	4/23/20	4.259%	6 month EURO	—	$284,743
	EUR 1,480	5/12/20	4.265%	6 month EURO	—	68,738
	EUR 5,220	5/14/20	4.360%	6 month EURO	—	270,359
	GBP 7,900	11/2/20	3.493%	6 month BP	(5,407)	360,379
	GBP 24,690	11/9/20	3.383%	6 month BP	(11,557)	712,284
	EUR 750	12/15/40	3.750%	6 month EURO	103,631	56,804
Citibank NA	EUR 6,150	4/23/20	4.286%	6 month EURO	—	295,840
Credit Suisse First Boston International (London)	EUR 1,450	8/6/20	3.764%	6 month EURO	—	22,810
JPMorgan Chase Bank NA	EUR 1,380	8/7/20	3.653%	6 month EURO	—	12,950
	EUR 2,210	8/10/20	6 month EURO	3.042%	—	56,335
	EUR 2,740	8/10/20	3.530%	6 month EURO	—	6,340
The Royal Bank of Scotland	EUR 2,360	12/15/12	6 month EURO	1.750%	(12,493)	5,853
UBS AG	JPY 1,345,000	12/15/15	1.000%	6 month JYOR	191,441	240,623

						$2,394,058

			Rates Exchanged		Upfront Payments	Gross
	Notional Amount	Termination	Payments Received	Payments Made	Made (Received) by	Unrealized
Swap Counterparty	(000’s)	Date	by the Portfolio	by the Portfolio	the Portfolio	(Depreciation)

Barclay’s Bank	EUR 1,540	5/14/10	6 month EURO	4.055%	$—	$(269,679)
	GBP 4,680	11/2/15	6 month BP	2.587%	248	(172,385)
	GBP 14,690	11/9/15	6 month BP	2.496%	5,508	(432,185)
	GBP 3,950	11/2/25	6 month BP	3.872%	3,489	(184,381)
	GBP 12,300	11/9/25	6 month BP	3.756%	5,274	(282,890)
	EUR 1,830	4/23/40	6 month EURO	4.085%	—	(332,019)
	EUR 410	5/12/40	6 month EURO	3.940%	—	(61,917)
Citibank NA	EUR 1,850	4/23/40	6 month EURO	4.119%	—	(348,886)
Credit Suisse First Boston International (London)	EUR 9,800	12/15/15	6 month EURO	2.750%	(203,063)	(144,058)
	EUR 400	8/6/40	6 month EURO	3.630%	—	(34,649)
JPMorgan Chase Bank NA	EUR 380	8/7/40	6 month EURO	3.542%	—	(25,970)
	EUR 750	8/10/40	6 month EURO	3.417%	—	(31,691)
	EUR 1,340	8/10/40	2.920%	6 month EURO	—	(82,238)
UBS AG	USD 9,040	12/15/15	3 month LIBOR	3.000%	(132,057)	(525,297)

						$(2,928,245)

Total					$(54,986)	$(534,187)

#	Illiquid Security

BP — British Pound Offered Rate	JYOR — Japanese Yen Offered Rate
EURO — Euro Offered Rate	LIBOR — London Interbank Offered Rate

Industry Allocation*
Sovereign	45.1%
Banks-Special Purpose	13.4
Banks-Commercial	8.8
United States Treasury Bonds	5.1
Sovereign Agency	4.0
Time Deposits	3.3
Diversified Banking Institutions	3.1
Diversified Financial Services	2.5
Banks-Mortgage	2.5
Collateralized Mortgage Obligation — Other	2.3
Finance-Other Services	1.1
Finance-Leasing Companies	0.8
Banks-Money Center	0.8
Electric-Integrated	0.7
Oil Companies-Integrated	0.7
SupraNational Banks	0.6
Food-Misc.	0.5
Credit Card Other	0.5
Asset Backed Securities	0.5
Oil-Field Services	0.4
Finance-Consumer Loans	0.3
Home Equity Other	0.3
Telephone-Integrated	0.3
Special Purpose Entities	0.3
Computers	0.2
Finance-Investment Banker/Broker	0.2
Medical-Drugs	0.2
United States Treasury Notes	0.1
Cable TV	0.1

98.7%

*	Calculated as a percentage of net assets
The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2010 (see Note 1):

			Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Assets:
Long-Term Investment Securities:
Asset Backed Securities	$—	$14,843,045	$—	$14,843,045
Corporate Bonds & Notes	—	109,191,734	—	109,191,734
Government Agencies	—	93,801,747	—	93,801,747
Government Treasuries	—	56,641,658	—	56,641,658
Foreign Debt Obligations	—	1,688,870	—	1,688,870
Short-Term Investment Securities:
Time Deposit	—	9,476,000	—	9,476,000
Other Financial Instruments:@
Open Futures Contracts — Appreciation	380,402	—	—	380,402
Open Forward Foreign Currency Contracts — Appreciation	—	1,763,230	—	1,763,230
Interest Rate Swap Contracts — Appreciation	—	2,394,058	—	2,394,058

Total	$380,402	$289,800,342	$—	$290,180,744

Liabilities:
Other Financial Instruments:@
Open Futures Contracts — Depreciation	261,697	—	—	261,697
Open Forward Foreign Currency Contracts — Depreciation	—	1,368,704	—	1,368,704
Interest Rate Swap Contracts — Depreciation	—	2,928,245	—	2,928,245

Total	$261,697	$4,296,949	$—	$4,558,646

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
HIGH-YIELD BOND PORTFOLIO
Portfolio of Investments — October 31, 2010
(unaudited)

	Shares/
Convertible Bonds & Notes — 0.4%	Principal	Value
	Amount	(Note 1)

TELECOM SERVICES — 0.4%
ICO North America, Inc. Senior Sec. Notes 7.50% due 08/15/09†(1)(2)(4)(7)(8) (cost $1,272,000)	$1,272,000	$1,043,040

U.S. Corporate Bonds & Notes — 87.6%

ADVERTISING SERVICES — 0.5%
Visant Corp. Senior Notes 10.00% due 10/01/17*	1,325,000	1,411,125

AEROSPACE/DEFENSE — 0.3%
Spirit Aerosystems, Inc. Company Guar. Notes 7.50% due 10/01/17	930,000	976,500

AEROSPACE/DEFENSE-EQUIPMENT — 0.3%
BE Aerospace, Inc. Senior Notes 6.88% due 10/01/20	925,000	982,813

AIRLINES — 1.6%
Delta Air Lines, Inc. Senior Sec. Notes 9.50% due 09/15/14*	2,072,000	2,279,200
Delta Air Lines, Inc. Senior Sec. Notes 12.25% due 03/15/15*	700,000	797,125
United AirLines, Inc. Pass Through Certs. Series 2009-2, Class A 9.75% due 01/15/17	1,498,968	1,723,813

		4,800,138

APPLICATIONS SOFTWARE — 0.2%
SS&C Technologies, Inc. Company Guar. Notes 11.75% due 12/01/13	504,000	522,900

AUTO-HEAVY DUTY TRUCKS — 0.5%
Navistar International Corp. Company Guar. Notes 8.25% due 11/01/21	1,425,000	1,562,156

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 1.5%
Cooper-Standard Automotive, Inc. Company Guar. Notes 8.50% due 05/01/18*	1,380,000	1,478,325
Lear Corp. Company Guar. Notes 8.13% due 03/15/20	2,675,000	2,975,937

		4,454,262

AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT — 0.0%
Exide Corp. Escrow Notes 10.00% due 03/15/25†(1)(4)	1,975,000	0

BANKS-COMMERCIAL — 0.6%
CIT Group, Inc. Senior Sec. Notes 7.00% due 05/01/17	1,686,765	1,678,331

BANKS-SUPER REGIONAL — 1.0%
Wachovia Capital Trust III Ltd. Guar. Notes 5.80% due 03/15/11 FRS(5)	3,225,000	2,838,000

BEVERAGES-WINE/SPIRITS — 0.5%
Constellation Brands, Inc. Company Guar. Notes 7.25% due 05/15/17	1,300,000	1,425,125

BROADCAST SERVICES/PROGRAM — 0.8%
Clear Channel Communications, Inc. Company Guar. Notes 10.75% due 08/01/16	1,085,000	838,162
Fisher Communications, Inc. Senior Notes 8.63% due 09/15/14	100,000	101,125
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. Senior Sec. Notes 8.88% due 04/15/17*	1,351,000	1,432,060

		2,371,347

BUILDING & CONSTRUCTION PRODUCTS-MISC. — 0.3%
Interline Brands, Inc. Senior Sub. Notes 8.13% due 06/15/14	784,000	814,380

BUILDING-HEAVY CONSTRUCTION — 0.4%
New Enterprise Stone & Lime Co. Senior Notes 11.00% due 09/01/18*	1,250,000	1,193,750

BUILDING-RESIDENTIAL/COMMERCIAL — 1.8%
K. Hovnanian Enterprises, Inc. Senior Notes 10.63% due 10/15/16	900,000	915,750
KB Home Company Guar. Notes 9.10% due 09/15/17	875,000	910,000
Lennar Corp. Company Guar. Notes 6.95% due 06/01/18	900,000	843,750
M/I Homes Inc Senior Notes 8.63% due 11/15/18*	875,000	875,000
Standard Pacific Corp. Company Guar. Notes 7.00% due 08/15/15	1,425,000	1,396,500
Standard Pacific Corp. Sec. Notes 8.38% due 05/15/18	450,000	466,312

		5,407,312

CABLE/SATELLITE TV — 2.0%
CSC Holdings LLC Senior Notes 8.63% due 02/15/19	1,500,000	1,734,375
Echostar DBS Corp. Company Guar. Notes 7.75% due 05/31/15	1,332,000	1,450,215
Insight Communications Co., Inc. Senior Notes 9.38% due 07/15/18*	2,675,000	2,902,375

		6,086,965

CAPACITORS — 0.4%
Kemet Corp. Sec. Notes 10.50% due 05/01/18*	1,250,000	1,303,125

CASINO HOTELS — 3.0%
Eldorado Casino Corp. (Shreveport) Sec. Bonds 10.00% due 08/01/12(1)(6)	2,046,934	1,893,414
Eldorado Resorts LLC Senior Notes 9.00% due 04/15/14(1)(4)	3,250,000	2,808,650
Harrah’s Operating Co., Inc. Senior Sec. Notes 11.25% due 06/01/17	1,020,000	1,127,100
MGM Mirage, Inc. Company Guar. Notes 6.75% due 04/01/13	1,015,000	987,087
MGM Mirage, Inc. Senior Sec. Notes 11.13% due 11/15/17	775,000	891,250
Turning Stone Resort Casino Enterprise Senior Notes 9.13% due 09/15/14*	1,022,000	1,052,660

		8,760,161

CASINO SERVICES — 0.2%
Chukchansi Economic Development Authority Senior Notes 8.00% due 11/15/13*	1,095,000	700,800

CELLULAR TELECOM — 0.5%
Nextel Communications, Inc. Company Guar. Notes 7.38% due 08/01/15	1,475,000	1,480,531

CHEMICALS-DIVERSIFIED — 0.3%
Solutia, Inc. Company Guar. Notes 7.88% due 03/15/20	775,000	855,406

CHEMICALS-PLASTICS — 1.2%
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC Senior Sec. Notes 8.88% due 02/01/18	3,220,000	3,457,475

CHEMICALS-SPECIALTY — 1.0%
Ferro Corp. Senior Notes 7.88% due 08/15/18	1,150,000	1,223,313
Huntsman International LLC Company Guar. Notes 8.63% due 03/15/21*	1,625,000	1,781,406

		3,004,719

COAL — 1.6%
Arch Coal, Inc. Company Guar. Notes 8.75% due 08/01/16	1,100,000	1,234,750
Consol Energy, Inc. Company Guar. Notes 8.00% due 04/01/17*	375,000	410,625
Consol Energy, Inc. Company Guar. Notes 8.25% due 04/01/20*	350,000	390,250
Foresight Energy LLC / Foresight Energy Corp. Company Guar. Notes 9.63% due 08/15/17*	1,625,000	1,738,750
Patriot Coal Corp. Company Guar. Notes 8.25% due 04/30/18	1,075,000	1,093,812

		4,868,187

COMMERCIAL SERVICES — 0.6%
Ceridian Corp. Company Guar. Notes 11.25% due 11/15/15	1,925,000	1,872,063

COMMERCIAL SERVICES-FINANCE — 0.2%
Interactive Data Corp. Company Guar. Notes 10.25% due 08/01/18*	625,000	683,594

COMPUTER SERVICES — 1.0%
Compucom Systems, Inc. Senior Sub. Notes 12.50% due 10/01/15*	1,420,000	1,540,700
SunGard Data Systems, Inc. Company Guar. Notes 9.13% due 08/15/13	1,275,000	1,305,281

		2,845,981

CONSUMER PRODUCTS-MISC. — 1.0%
American Achievement Corp. Senior Notes 10.88% due 04/15/16*	1,350,000	1,387,125
Reynolds Group Issuer, Inc. Senior Notes 9.00% due 04/15/19*	1,450,000	1,506,187

		2,893,312

CONTAINERS-METAL/GLASS — 0.7%
Ball Corp. Company Guar. Notes 7.38% due 09/01/19	900,000	1,003,500
Crown Cork & Seal Co., Inc. Senior Notes 7.38% due 12/15/26	1,130,000	1,137,062

		2,140,562

CONTAINERS-PAPER/PLASTIC — 0.7%
Berry Plastics Corp. Senior Sec. Notes 8.25% due 11/15/15	650,000	684,125
Berry Plastics Corp. Senior Sec. Notes 9.50% due 05/15/18	435,000	426,300

Graphic Packaging International, Inc. Company Guar. Notes 9.50% due 06/15/17	850,000	937,125

		2,047,550

COSMETICS & TOILETRIES — 0.6%
Revlon Consumer Products Corp. Sec. Notes 9.75% due 11/15/15	1,650,000	1,720,125

DECISION SUPPORT SOFTWARE — 0.4%
PGS Solutions Company Guar. Notes 9.63% due 02/15/15	1,425,000	1,298,531

DIALYSIS CENTERS — 0.5%
DaVita, Inc. Company Guar. Notes 6.63% due 11/01/20	1,325,000	1,363,094

DIRECT MARKETING — 0.5%
Affinity Group, Inc. Company Guar. Notes 9.00% due 02/15/12	1,825,000	1,464,563

DISTRIBUTION/WHOLESALE — 1.1%
American Tire Distributors, Inc. Senior Sec. Notes 9.75% due 06/01/17*	1,500,000	1,601,250
McJunkin Red Man Corp. Senior Sec. Notes 9.50% due 12/15/16*	1,750,000	1,610,000

		3,211,250

DIVERSIFIED BANKING INSTITUTIONS — 1.8%
Bank of America Corp. Jr. Sub. Bonds 8.00% due 01/30/18 FRS(5)	1,248,000	1,259,444
Bank of America Corp. Jr. Sub. Notes 8.13% due 05/15/18 FRS(5)	1,727,000	1,742,837
GMAC LLC Sub. Notes 8.00% due 12/31/18	2,275,000	2,354,625

		5,356,906

DIVERSIFIED FINANCIAL SERVICES — 1.0%
Citigroup Capital XXI Company Guar. Bonds 8.30% due 12/21/57 FRS	2,975,000	3,112,594

DIVERSIFIED MANUFACTURING OPERATIONS — 0.7%
Harland Clarke Holdings Corp. Company Guar. Notes 9.50% due 05/15/15	762,000	727,710
SPX Corp. Company Guar. Notes 6.88% due 09/01/17*	1,190,000	1,297,100

		2,024,810

ELECTRIC-GENERATION — 2.5%
AES Corp. Senior Notes 8.00% due 10/15/17	1,595,000	1,754,500
AES Corp. Senior Notes 8.00% due 06/01/20	675,000	757,687
Edison Mission Energy Senior Notes 7.00% due 05/15/17	1,550,000	1,143,125
Edison Mission Energy Senior Notes 7.63% due 05/15/27	1,440,000	968,400
Homer City Funding LLC Senior Notes 8.14% due 10/01/19	466,320	438,341
Midwest Generation LLC Pass Through Certs., Series B 8.56% due 01/02/16	451,221	452,349
Reliant Energy Mid-Atlantic Power Holdings LLC Pass Through Certs., Series B 9.24% due 07/02/17	991,876	1,045,189
Reliant Energy Mid-Atlantic Power Holdings LLC Pass Through Certs., Series C 9.68% due 07/02/26	350,000	374,500
Sithe/Independence Funding Corp. Senior Notes 9.00% due 12/30/13	597,347	618,105

		7,552,196

ELECTRIC-INTEGRATED — 1.2%
Mirant Americas Generation LLC Senior Notes 8.50% due 10/01/21	1,430,000	1,401,400
Mirant Mid-Atlantic LLC Pass Through Certs. Series B 9.13% due 06/30/17	463,365	498,118
Southern Energy, Inc. Escrow Notes 7.90% due 07/01/09†(1)(4)	4,750,000	0
Texas Competitive Electric Holdings Co. LLC Company Guar. Notes 10.25% due 11/01/15	2,690,000	1,667,800

		3,567,318

ELECTRONIC COMPONENTS-MISC. — 0.9%
Jabil Circuit, Inc. Senior Notes 7.75% due 07/15/16	1,425,000	1,642,312
Jabil Circuit, Inc. Senior Notes 8.25% due 03/15/18	800,000	938,000

		2,580,312

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 0.8%
Freescale Semiconductor, Inc. Company Guar. Notes 9.13% due 12/15/14(3)	675,000	687,656

Freescale Semiconductor, Inc. Senior Sec. Notes 9.25% due 04/15/18*	865,000	925,550
Freescale Semiconductor, Inc. Senior Sec. Notes 10.13% due 03/15/18*	750,000	825,000

		2,438,206

ENERGY-ALTERNATE SOURCES — 0.5%
Headwaters, Inc. Senior Sec. Notes 11.38% due 11/01/14	1,375,000	1,457,500

ENTERPRISE SOFTWARE/SERVICE — 0.9%
JDA Software Group, Inc. Senior Notes 8.00% due 12/15/14*	1,300,000	1,391,000
Mantech International Corp. Company Guar. Notes 7.25% due 04/15/18	1,100,000	1,168,750

		2,559,750

FINANCE-AUTO LOANS — 1.0%
Ford Motor Credit Co. LLC Senior Notes 8.00% due 12/15/16	1,988,000	2,327,002
Ford Motor Credit Co. LLC Senior Notes 12.00% due 05/15/15	623,000	798,548

		3,125,550

FINANCE-OTHER SERVICES — 0.5%
SquareTwo Financial Corp. Senior Sec. Notes 11.63% due 04/01/17*	1,515,000	1,391,906

FINANCIAL GUARANTEE INSURANCE — 0.3%
Assured Guaranty Municipal Holdings, Inc. Company Guar. Notes 6.40% due 12/15/66 FRS*	1,150,000	856,750

FIREARMS & AMMUNITION — 0.5%
Freedom Group, Inc. Senior Sec. Notes 10.25% due 08/01/15*	1,325,000	1,414,438

FOOD-MEAT PRODUCTS — 0.4%
Smithfield Foods, Inc. Senior Sec. Notes 10.00% due 07/15/14*	1,000,000	1,152,500

FOOD-RETAIL — 0.3%
Ingles Markets, Inc. Senior Notes 8.88% due 05/15/17	775,000	856,375

FUNERAL SERVICES & RELATED ITEMS — 1.0%
Carriage Services, Inc. Company Guar. Notes 7.88% due 01/15/15	1,450,000	1,464,500
Service Corp. International Senior Notes 8.00% due 11/15/21	1,350,000	1,471,500

		2,936,000

GAMBLING (NON-HOTEL) — 0.8%
Downstream Development Authority Senior Sec. Notes 12.00% due 10/15/15*	2,085,000	2,006,812
Waterford Gaming LLC Senior Notes 8.63% due 09/15/14*	1,207,000	482,800

		2,489,612

GAS-DISTRIBUTION — 0.2%
MXEnergy Holdings, Inc. Senior Sec. Notes 13.25% due 08/01/14*(1)(4)	533,000	477,035

GAS-TRANSPORTATION — 0.8%
Sabine Pass LNG LP Senior Sec. Notes 7.50% due 11/30/16	2,665,000	2,461,794

HAZARDOUS WASTE DISPOSAL — 0.4%
Clean Harbors, Inc. Senior Sec. Notes 7.63% due 08/15/16	1,192,000	1,259,050

HEALTH CARE COST CONTAINMENT — 0.1%
Team Health, Inc. Company Guar. Notes 11.25% due 12/01/13	300,000	310,125

HOME FURNISHINGS — 0.5%
Norcraft Cos., LP/Norcraft Finance Corp. Senior Sec. Notes 10.50% due 12/15/15	1,380,000	1,473,150

INDEPENDENT POWER PRODUCERS — 2.4%
Calpine Corp. Senior Sec. Notes 7.88% due 07/31/20*	1,225,000	1,283,187
Calpine Corp. Escrow Notes 8.75% due 07/15/13†(1)(4)	5,150,000	0
Dynegy-Roseton / Danskammer Pass Through Certs. Series B 7.67% due 11/08/16	1,475,000	1,371,750
GenOn Escrow Corp. Senior Notes 9.50% due 10/15/18*	550,000	536,250
GenOn Escrow Corp. Senior Notes 9.88% due 10/15/20*	550,000	536,250
NGC Corp. Capital Trust I Company Guar. Bonds 8.32% due 06/01/27	1,475,000	656,375
NRG Energy, Inc. Company Guar. Notes 7.38% due 02/01/16	1,315,000	1,369,244

NRG Energy, Inc. Company Guar. Notes 8.25% due 09/01/20*	1,250,000	1,325,000

		7,078,056

INSURANCE-MULTI-LINE — 0.8%
Hartford Financial Services Group, Inc. Jr. Sub. Notes 8.13% due 06/15/38 FRS	2,125,000	2,257,812

INSURANCE-MUTUAL — 1.1%
Liberty Mutual Group, Inc. Company Guar. Bonds 10.75% due 06/15/58 FRS*	2,690,000	3,335,600

INVESTMENT COMPANIES — 0.3%
Fox Acquisition Sub LLC Senior Notes 13.38% due 07/15/16*	750,000	810,938

MACHINERY-FARMING — 0.4%
Case New Holland, Inc. Senior Notes 7.88% due 12/01/17*	1,025,000	1,145,438

MEDICAL INSTRUMENTS — 0.6%
Accellent, Inc. Senior Sec. Notes 8.38% due 02/01/17	1,775,000	1,872,625

MEDICAL PRODUCTS — 0.3%
Universal Hospital Services, Inc. Senior Sec. Notes 8.50% due 06/01/15(3)	800,000	834,000

MEDICAL-BIOMEDICAL/GENE — 0.4%
Bio-Rad Laboratories, Inc. Senior Sub. Notes 8.00% due 09/15/16	1,230,000	1,343,775

MEDICAL-HOSPITALS — 3.9%
Capella Healthcare, Inc. Company Guar. Notes 9.25% due 07/01/17*	2,100,000	2,289,000
HCA, Inc. Senior Notes 7.50% due 11/15/95	2,475,000	1,980,000
HCA, Inc. Senior Sec. Notes 8.50% due 04/15/19	3,150,000	3,543,750
Select Medical Corp. Company Guar. Notes 7.63% due 02/01/15	2,300,000	2,331,625
Tenet Healthcare Corp. Senior Notes 9.25% due 02/01/15	1,275,000	1,408,875

		11,553,250

MINING SERVICES — 0.0%
Noranda Aluminum Acquisition Corp. Company Guar. Notes 5.37% due 11/15/14 FRS(3)	43,401	37,759

MRI/MEDICAL DIAGNOSTIC IMAGING — 0.4%
Radnet Management, Inc. Senior Notes 10.38% due 04/01/18*	1,175,000	1,089,813

MULTIMEDIA — 0.2%
Haights Cross Operating Co. Bonds 16.00% due 03/15/14 FRS†(1)(4)	475,504	460,645

MUSIC — 0.5%
WMG Acquisition Corp. Senior Sec. Notes 9.50% due 06/15/16	1,250,000	1,346,875

NON-FERROUS METALS — 0.0%
Renco Metals, Inc. Bonds 11.50% due 07/01/03†(1)(4)(8)(9)	600,000	0

NON-HAZARDOUS WASTE DISPOSAL — 0.3%
Casella Waste Systems, Inc. Senior Sec. Notes 11.00% due 07/15/14	875,000	967,969

OIL COMPANIES-EXPLORATION & PRODUCTION — 5.0%
Alta Mesa Holdings/Alta Mesa Finance Services Corp. Senior Notes 9.63% due 10/15/18*	570,000	565,725
Atlas Energy Operating Co. LLC / Atlas Energy Finance Corp. Company Guar. Notes 10.88% due 02/01/18	1,225,000	1,378,125
ATP Oil & Gas Corp. Senior Sec. Notes 11.88% due 05/01/15*	990,000	905,850
Belden & Blake Corp. Company Guar. Sec. Notes 8.75% due 07/15/12	300,000	288,000
Carrizo Oil & Gas, Inc. Senior Notes 8.63% due 10/15/18*	1,175,000	1,189,687
Chaparral Energy, Inc. Company Guar. Notes 8.50% due 12/01/15	2,159,000	2,153,602
Chesapeake Energy Corp. Company Guar. Notes 6.88% due 08/15/18	690,000	729,675
Chesapeake Energy Corp. Senior Notes 9.50% due 02/15/15	375,000	435,000
Encore Acquisition Co. Senior Notes 9.50% due 05/01/16	600,000	676,500
Hilcorp Energy I LP Senior Notes 7.75% due 11/01/15*	1,010,000	1,040,300
Hilcorp Energy I LP/Hilcorp Finance Co. Senior Notes 7.63% due 04/15/21*	680,000	709,750

Linn Energy LLC/Linn Energy Finance Corp. Company Guar. Notes 7.75% due 02/01/21*	350,000	361,375
Linn Energy LLC/Linn Energy Finance Corp. Senior Notes 8.63% due 04/15/20*	950,000	1,026,000
Pioneer Natural Resources Co. Company Guar. Notes 7.20% due 01/15/28	461,000	482,000
Pioneer Natural Resources Co. Senior Notes 7.50% due 01/15/20	811,000	913,428
Plains Exploration & Production Co. Company Guar. Notes 10.00% due 03/01/16	650,000	741,813
QEP Resources, Inc. Senior Notes 6.88% due 03/01/21	975,000	1,060,313
Range Resources Corp. Company Guar. Notes 6.75% due 08/01/20	130,000	139,425

		14,796,568

OIL REFINING & MARKETING — 0.2%
Western Refining, Inc. Senior Sec. Notes 11.25% due 06/15/17*	475,000	484,500

OIL-FIELD SERVICES — 0.7%
Basic Energy Services, Inc. Senior Sec. Notes 11.63% due 08/01/14	1,000,000	1,110,000
Helix Energy Solutions Group, Inc. Company Guar. Notes 9.50% due 01/15/16*	1,000,000	1,035,000

		2,145,000

PAPER & RELATED PRODUCTS — 1.7%
Caraustar Industries, Inc. Senior Sec. Notes 10.00% due 08/15/14(1)(3)	318,224	295,948
Cellu Tissue Holdings, Inc. Senior Sec. Notes 11.50% due 06/01/14	750,000	873,750
Georgia-Pacific LLC Company Guar. Notes 7.13% due 01/15/17*	445,000	478,375
Georgia-Pacific LLC Senior Notes 7.75% due 11/15/29	304,000	348,080
Verso Paper Holdings LLC / Verso Paper, Inc. Senior Sec. Notes 9.13% due 08/01/14	250,000	257,500
Verso Paper Holdings LLC / Verso Paper, Inc. Senior Sec. Notes 11.50% due 07/01/14	600,000	669,000
Westvaco Corp. Company Guar. Notes 8.20% due 01/15/30	2,075,000	2,249,124

		5,171,777

PHOTO EQUIPMENT & SUPPLIES — 0.2%
Eastman Kodak Co. Senior Sec. Notes 9.75% due 03/01/18*	651,000	644,490

PHYSICIANS PRACTICE MANAGEMENT — 1.0%
US Oncology, Inc. Senior Sec. Notes 9.13% due 08/15/17	2,575,000	2,864,687

PIPELINES — 2.2%
Copano Energy LLC / Copano Energy Finance Corp. Company Guar. Notes 7.75% due 06/01/18	1,120,000	1,145,200
El Paso Corp. Senior Notes 6.88% due 06/15/14	640,000	693,457
Energy Transfer Equity LP Company Guar. Notes 7.50% due 10/15/20	1,425,000	1,553,250
MarkWest Energy Partners LP / MarkWest Energy Finance Corp. Company Guar. Notes 8.50% due 07/15/16	575,000	610,937
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. Company Guar. Notes 6.75% due 11/01/20	475,000	485,688
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. Company Guar. Notes 8.75% due 04/15/18	255,000	279,863
Regency Energy Partners LP/Regency Energy Finance Corp. Company Guar. Notes 6.88% due 12/01/18	850,000	890,375
Southern Star Central Corp. Senior Notes 6.75% due 03/01/16	775,000	782,750

		6,441,520

PRINTING-COMMERCIAL — 0.5%
Valassis Communications, Inc. Company Guar. Notes 8.25% due 03/01/15	1,365,000	1,434,956

PUBLISHING-BOOKS — 0.2%
TL Acquisitions, Inc. Senior Notes 10.50% due 01/15/15*	550,000	569,250

REAL ESTATE INVESTMENT TRUSTS — 1.1%
Developers Diversified Realty Corp. Senior Notes 7.88% due 09/01/20	950,000	1,031,151
DuPont Fabros Technology LP Company Guar. Notes 8.50% due 12/15/17	1,575,000	1,704,937
Sabra Health Care LP/Sabra Capital Corp. Company Guar. Notes 8.13% due 11/01/18*	600,000	621,000

		3,357,088

REAL ESTATE MANAGEMENT/SERVICES — 0.3%
CB Richard Ellis Services, Inc. Company Guar. Notes 11.63% due 06/15/17	700,000	815,500

REAL ESTATE OPERATIONS & DEVELOPMENT — 0.4%
First Industrial LP Senior Notes 5.75% due 01/15/16	1,275,000	1,147,514

RECYCLING — 0.0%
Aleris International, Inc. Company Guar. Notes 9.00% due 12/15/14†(3)(10)	3,385,000	339

RENTAL AUTO/EQUIPMENT — 2.0%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. Company Guar. Notes 9.63% due 03/15/18	1,200,000	1,290,000
Hertz Corp. Company Guar. Notes 7.50% due 10/15/18*	1,600,000	1,648,000
Rent-A-Center, Inc. Senior Notes 6.63% due 11/15/20*	225,000	227,250
RSC Equipment Rental, Inc. Senior Notes 9.50% due 12/01/14	1,405,000	1,466,469
United Rentals North America, Inc. Company Guar. Notes 8.38% due 09/15/20	1,350,000	1,370,250

		6,001,969

RETAIL-APPAREL/SHOE — 0.5%
Limited Brands, Inc. Senior Notes 6.95% due 03/01/33	912,000	850,440
Limited Brands, Inc. Company Guar. Notes 7.00% due 05/01/20	125,000	137,500
Limited Brands, Inc. Company Guar. Notes 8.50% due 06/15/19	416,000	490,880

		1,478,820

RETAIL-DRUG STORE — 0.5%
Rite Aid Corp. Senior Sec. Notes 10.25% due 10/15/19	700,000	745,500
Rite Aid Corp. Senior Sec. Notes 10.38% due 07/15/16	650,000	691,438

		1,436,938

RETAIL-PROPANE DISTRIBUTION — 0.6%
Ferrellgas Partners LP Senior Notes 6.75% due 05/01/14	595,000	602,438
Inergy LP/Inergy Finance Corp. Company Guar. Notes 7.00% due 10/01/18*	323,000	337,535
Inergy LP/Inergy Finance Corp. Company Guar. Notes 8.25% due 03/01/16	700,000	735,000

		1,674,973

RETAIL-REGIONAL DEPARTMENT STORES — 0.8%
Macy’s Retail Holdings, Inc. Company Guar. Notes 6.38% due 03/15/37	456,000	448,020
Macy’s Retail Holdings, Inc. Company Guar. Notes 6.65% due 07/15/24	650,000	658,125
Macy’s Retail Holdings, Inc. Company Guar. Notes 6.90% due 04/01/29	1,418,000	1,414,455

		2,520,600

RETAIL-RESTAURANTS — 1.3%
Blue Acquisition Sub, Inc. Company Guar. Notes 9.88% due 10/15/18*	725,000	781,188
DineEquity, Inc. Senior Notes 9.50% due 10/30/18*	975,000	1,038,375
Games Merger Corp. Senior Notes 11.00% due 06/01/18*	375,000	416,250
Landry’s Restaurants, Inc. Senior Sec. Notes 11.63% due 12/01/15	775,000	831,187
Wendy’s/Arby’s Restaurants LLC Company Guar. Notes 10.00% due 07/15/16	650,000	711,750

		3,778,750

RETAIL-TOY STORES — 0.7%
Toys R Us Property Co. LLC Senior Sec. Notes 8.50% due 12/01/17*	2,000,000	2,165,000

RUBBER/PLASTIC PRODUCTS — 0.0%
Venture Holdings Co. LLC Company Guar. Notes 11.00% due 06/01/07†(1)(4)(8)(9)	750,000	0

SEISMIC DATA COLLECTION — 0.3%
Geokinetics Holdings USA Inc Senior Sec. Notes 9.75% due 12/15/14	1,025,000	943,000

SPECIAL PURPOSE ENTITIES — 0.7%
Capital One Capital V Ltd. Guar. Notes 10.25% due 08/15/39	1,525,000	1,654,625
Local TV Finance LLC Senior Notes 9.25% due 06/15/15*(3)	568,861	510,553

		2,165,178

STEEL-PRODUCERS — 1.1%
Ryerson, Inc. Senior Sec. Notes 12.00% due 11/01/15	1,894,000	1,969,760
Steel Dynamics, Inc. Company Guar. Notes 7.75% due 04/15/16	1,100,000	1,171,500

		3,141,260

STORAGE/WAREHOUSING — 0.5%
Mobile Mini, Inc. Company Guar. Notes 9.75% due 08/01/14	1,365,000	1,433,250

TELECOM SERVICES — 2.4%
Cincinnati Bell Telephone Co. LLC Company Guar. Notes 7.18% due 12/15/23	450,000	377,438
Cincinnati Bell Telephone Co. LLC Company Guar. Notes 7.20% due 11/29/23	1,850,000	1,551,687
PAETEC Holding Corp Senior Sec. Notes 8.88% due 06/30/17	1,700,000	1,831,750
SBA Telecommunications, Inc. Company Guar. Notes 8.25% due 08/15/19	2,925,000	3,290,625

		7,051,500

TELEPHONE-INTEGRATED — 3.2%
Cincinnati Bell, Inc. Company Guar. Notes 8.25% due 10/15/17	675,000	685,125
Cincinnati Bell, Inc. Company Guar. Notes 8.38% due 10/15/20	825,000	825,000
Citizens Utility Co. Senior Notes 7.13% due 03/15/19	675,000	722,250
Frontier Communications Corp. Senior Notes 8.13% due 10/01/18	1,325,000	1,510,500
Level 3 Financing, Inc. Company Guar. Notes 10.00% due 02/01/18	1,375,000	1,316,563
Qwest Communications International, Inc. Company Guar. Notes 8.00% due 10/01/15	1,275,000	1,386,563
Sprint Capital Corp. Company Guar. Notes 6.88% due 11/15/28	1,655,000	1,559,837
Sprint Capital Corp. Company Guar. Notes 8.75% due 03/15/32	1,485,000	1,629,787

		9,635,625

TELEVISION — 0.6%
Paxson Communications Corp. Escrow Notes 8.38% due 01/15/13*†(1)(4)	2,320,361	0
Umbrella Acquisition, Inc. Company Guar. Notes 9.75% due 03/15/15*(3)	1,704,655	1,809,065
Young Broadcasting, Inc. Escrow Notes 8.75% due 01/15/14†(1)(4)	765,000	0
Young Broadcasting, Inc. Escrow Notes 10.00% due 03/01/11†(1)(4)	785,000	0

		1,809,065

THEATERS — 0.3%
AMC Entertainment, Inc. Senior Notes 8.75% due 06/01/19	800,000	857,000

TRANSPORT-AIR FREIGHT — 0.8%
Atlas Air, Inc. Pass Through Certs. Series 1991-1, Class B 7.63% due 01/02/15	576,232	495,559
Atlas Air, Inc. Pass Through Certs. Series 2000-1, Class A 8.71% due 01/02/20	1,551,097	1,508,443
Atlas Air, Inc. Pass Through Certs. Series 2000-1, Class B 9.06% due 01/02/14	376,238	368,713

		2,372,715

TRANSPORT-SERVICES — 0.5%
Bristow Group, Inc. Company Guar. Notes 7.50% due 09/15/17	1,050,000	1,089,375
PHI, Inc. Company Guar. Notes 8.63% due 10/15/18*	350,000	352,625

		1,442,000

WEB HOSTING/DESIGN — 0.5%
Equinix, Inc. Senior Notes 8.13% due 03/01/18	1,415,000	1,499,900

WIRE & CABLE PRODUCTS — 0.3%
Coleman Cable, Inc. Company Guar. Notes 9.00% due 02/15/18	775,000	810,844

TOTAL U.S. CORPORATE BONDS & NOTES (cost $254,003,465)		259,576,141

Foreign Corporate Bonds & Notes — 7.4%

CHEMICALS-DIVERSIFIED — 0.4%
OXEA Finance/Cy SCA Senior Sec. Notes 9.50% due 07/15/17*	1,000,000	1,080,067

CHEMICALS-PLASTICS — 0.8%
Montell Finance Co. BV Company Guar. Notes 8.10% due 03/15/27*	2,360,000	2,360,000

COMPUTERS-MEMORY DEVICES — 0.3%
Seagate Technology HDD Holdings Company Guar. Notes 6.80% due 10/01/16	975,000	995,719

CONTAINERS-METAL/GLASS — 0.2%
Ardagh Packaging Finance PLC Senior Sec. Notes 7.38% due 10/15/17*	275,000	291,500
Ardagh Packaging Finance PLC Company Guar. Notes 9.13% due 10/15/20*	370,000	392,200

		683,700

FORESTRY — 0.1%
Tembec Industries, Inc. Senior Sec. Notes 11.25% due 12/15/18*	425,000	419,688

INDEPENDENT POWER PRODUCERS — 0.0%
AES Drax Energy, Ltd. Sec. Notes 11.50% due 08/30/10†(1)(4)(10)(11)	4,590,000	0

INSURANCE-MULTI-LINE — 1.1%
Catlin Insurance Co., Ltd. Jr. Sub. Notes 7.25% due 01/19/17 FRS*(5)	3,777,000	3,219,892

METAL PROCESSORS & FABRICATION — 0.0%
International Utility Structures Escrow Notes 10.75% due 02/01/08†(1)(4)	3,329,000	0

OIL COMPANIES-EXPLORATION & PRODUCTION — 0.7%
Compton Petroleum Finance Corp. Company Guar. Notes 10.00% due 09/15/17	402,900	344,479
OPTI Canada, Inc. Senior Sec. Notes 7.88% due 12/15/14	2,270,000	1,702,500

		2,046,979

PAPER & RELATED PRODUCTS — 0.2%
PE Paper Escrow GmbH Senior Sec. Notes 12.00% due 08/01/14*	525,000	607,687

SATELLITE TELECOM — 1.8%
Intelsat Intermediate Holding Co., Ltd. Company Guar. Bonds 9.50% due 02/01/15(12)	2,844,000	2,957,760
Intelsat Subsidiary Holding Co., Ltd. Company Guar. Notes 8.88% due 01/15/15	2,348,000	2,430,180

		5,387,940

SEMICONDUCTOR EQUIPMENT — 0.5%
MagnaChip Semiconductor SA / MagnaChip Semiconductor Finance Co. Senior Notes 10.50% due 04/15/18*	1,350,000	1,447,875

SPECIAL PURPOSE ENTITIES — 0.6%
Hellas Telecommunications Luxembourg II Sub. Notes 6.03% due 01/15/15 FRS*†(10)(11)	1,210,000	6,050
LBG Capital No.1 PLC Bank Guar. Notes 8.00% due 06/15/20 FRS*(4)(5)	1,725,000	1,638,750

		1,644,800

STEEL-PRODUCERS — 0.5%
Essar Steel Algoma, Inc. Senior Sec. Notes 9.38% due 03/15/15*	1,340,000	1,383,550

TELEPHONE-INTEGRATED — 0.2%
Virgin Media Finance PLC Company Guar. Notes 8.38% due 10/15/19	575,000	641,125

TOTAL FOREIGN CORPORATE BONDS & NOTES (cost $27,198,008)		21,919,022

Loans(13)(14) — 0.6%

BEVERAGES-NON-ALCOHOLIC — 0.2%
Le-Natures, Inc. BTL 7.00% due 03/01/11†(1)(2)(7)(10)	1,200,000	468,000

BUILDING-RESIDENTIAL/COMMERCIAL — 0.0%
TOUSA, Inc. BTL 12.25% due 08/15/13(1)(4)(6)(7)	1,463,678	12,807

ELECTRIC-INTEGRATED — 0.1%
Texas Competitive Electric Holdings Co. LLC BTL-3 3.76% due 10/10/14(1)(7)	476,383	375,071
Texas Competitive Electric Holdings Co. LLC BTL-3 3.79% due 10/10/14(1)(7)	1,231	969

		376,040

MEDICAL-DRUGS — 0.3%
Triax Pharmaceuticals LLC BTL 16.50% due 08/30/11†(1)(4)(7)(10)(15)	1,644,949	950,534

TOTAL LOANS (cost $4,724,136)		1,807,381

Common Stock — 0.7%

CASINO SERVICES — 0.0%
Capital Gaming International, Inc.†(1)(4)	103	0

FOOD-MISC. — 0.1%
Wornick Co.†(1)(4)(7)	8,418	532,649

GAMBLING (NON-HOTEL) — 0.1%
Shreveport Gaming Holdings, Inc.†(1)(4)(7)	17,578	252,332

GAS-DISTRIBUTION — 0.1%
MXEnergy Holdings, Inc.†(1)(4)	267,187	238,331

MEDICAL-DRUGS — 0.0%
Triax Pharmaceuticals LLC†(1)(4)(7)(16)	128,418	642

MEDICAL-OUTPATIENT/HOME MEDICAL — 0.0%
Critical Care Systems International, Inc.†(1)(4)(7)	70,165	17,542

MULTIMEDIA — 0.1%
Haights Cross Communication, Inc.†(1)(4)(7)	49,215	164,378

OIL-FIELD SERVICES — 0.3%
Stallion Oilfield Services, Ltd.†(1)(4)(7)	53,296	879,384

TOTAL COMMON STOCK (cost $4,055,732)		2,085,258

Preferred Stock — 0.9%

DIVERSIFIED BANKING INSTITUTIONS — 0.9%
Ally Financial, Inc. 7.00%*	2,925	2,599,411

MEDICAL-DRUGS — 0.0%
Triax Pharmaceuticals LLC, Class C†(1)(4)(7)	39,177	196

TOTAL PREFERRED STOCK (cost $2,551,667)		2,599,607

Warrants† — 0.0%

OIL COMPANIES-EXPLORATION & PRODUCTION — 0.0%
Transmeridian Exploration, Inc. Expires 12/15/10 (Strike price $4.31)(1)(4)	44,885	0

PUBLISHING-PERIODICALS — 0.0%
Reader’s Digest Association, Inc. Expires 02/19/14(4)	6,261	0

TOTAL WARRANTS (cost $129,917)		0

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $293,934,925)		289,030,449

Repurchase Agreement — 2.4%

REPURCHASE AGREEMENT — 2.4%
State Street Bank & Trust Co. Joint Repurchase Agreement(17) (cost $7,235,000)	7,235,000	7,235,000

TOTAL INVESTMENTS (cost $301,169,925)(18)	100.0%	296,265,449
Other assets less liabilities	0.0	142,208

NET ASSETS	100.0%	$296,407,657

†	Non-income producing security

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At October 31, 2010, the aggregate value of these securities was $87,011,612 representing 29.4% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	Illiquid security. At October 31, 2010, the aggregate value of these securities was $10,871,567 representing 3.7% of net assets.

(2)	Company has filed for Chapter 11 bankruptcy protection.

(3)	Income may be received in cash or additional bonds at the discretion of the issuer.

(4)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 1.

(5)	Perpetual maturity — maturity date reflects the next call date.

(6)	PIK (“Payment-in-Kind”) security. Bond or preferred stock that pays interest/dividends in the form of additional bonds or preferred stocks.

(7)	Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the “1933 Act”); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 1. Certain restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Portfolio has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of October 31, 2010, the High-Yield Bond Portfolio held the following restricted securities:

		Principal
	Acquisition	Amount/	Acquisition		Value	% of
Name	Date	Shares	Cost	Value	Per Share	Net Assets
Critical Care Systems International, Inc.
Common Stock	06/26/06	70,165	$583,324	$17,542	$0.25	0.01%

Haights Cross Communication, Inc.	09/10/03	14,914	117,370
Common Stock	01/27/04	28,336	223,002
	12/11/09	5,965	46,948

		49,215	387,320	164,378	3.34	0.06

ICO North America, Inc.
7.50% due 08/15/09	08/11/05	$1,125,000	1,125,000
	02/15/08	47,000	47,000
	09/12/08	49,000	49,000
	02/27/09	51,000	51,000

		1,272,000	1,272,000	1,043,040	82.00	0.35

Le-Natures, Inc.
7.00% due 03/01/11
Loan Agreement	09/26/06	1,200,000	1,200,000	468,000	39.00	0.16

Shreveport Gaming Holdings, Inc.
Common Stock	07/21/05	2,402	55,294
	07/29/05	15,176	349,393

		17,578	404,687	252,332	14.35	0.09

Stallion Oilfield Services, Ltd.
Common Stock	02/02/10	53,296	1,930,000	879,384	16.50	0.30

Texas Competitive Electric Holdings Co., Inc.
3.76% due 10/10/14
Loan Agreement	11/11/08	476,383	476,383	375,071	78.73	0.13

Texas Competitive Electric Holdings Co., Inc.
3.79% due 10/10/14
Loan Agreement	12/29/09	1,231	1,231	969	78.72	0.00

TOUSA, Inc.
12.25% due 08/15/13
Loan Agreement	10/11/07	1,022,829	931,684
	01/29/08	11,293	14,571
	03/14/08	10,700	14,171
	04/09/08	26,285	26,285
	06/30/08	37,503	37,503
	10/07/08	39,014	39,014
	01/15/09	37,728	37,728
	03/31/09	35,804	35,804
	06/30/09	37,295	37,295
	09/30/09	38,857	38,857
	12/30/09	40,056	40,056
	03/31/10	40,396	40,396
	07/06/10	42,078	42,078
	09/30/10	43,840	43,840

		1,463,678	1,379,282	12,807	0.87	0.00

Triax Pharmaceuticals LLC
16.50% due 08/30/11
Loan Agreement	08/31/07	1,500,000	1,393,239
	10/31/07	3,875	22,599
	01/24/08	11,404	11,404
	04/16/08	11,239	11,239
	07/01/08	11,449	11,449
	10/01/08	11,534	11,534
	1/05/09	11,751	11,751
	4/01/09	11,579	11,579
	07/01/09	11,796	11,796
	10/07/09	11,885	11,885
	04/28/10	48,437	48,437

		1,644,949	1,556,912	950,534	57.79	0.32

Triax Pharmaceuticals LLC
Common Stock	08/31/07	128,418	53,936	642	0.00	0.00

Triax Pharmaceuticals LLC Class C
Preferred Stock	08/31/07	39,177	78,353	196	0.01	0.00

Wornick Co.
Common Stock	08/08/08	8,418	1,113,241	532,649	63.28	0.18

				$4,697,544		1.60%

(8)	Bond is in default and did not pay principal at maturity.

(9)	Company has filed for Chapter 7 bankruptcy.

(10)	Security in default

(11)	Company has filed bankruptcy in country of issuance.

(12)	“Step-up” security where the rate increases (“steps-up”) at a predetermined rate. Rate shown reflects the increased rate.

(13)	The Portfolio invests in senior loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major United States banks, or the certificate of deposit rate. Senior loans are generally considered to be restrictive in that the Portfolio is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a senior loan.

(14)	Senior loans in the Portfolio are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

(15)	A portion of the interest is paid in the form of additional bonds/loans.

(16)	Consists of more than one type of securities traded together as a unit.

(17)	See Note 2 for details of Joint Repurchase Agreements.

(18)	See Note 4 for cost of investments on a tax basis.

ADR	— American Depository Receipt

BTL	— Bank Term Loan

FRS	— Floating Rate Security

The rates shown on FRS are the current interest rates at October 31, 2010. The dates shown on debt obligations are the original maturity dates.
The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2010 (see Note 1):

			Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Assets:
Long-Term Investment Securities:
Convertible Bonds & Notes	$—	$—	$1,043,040	$1,043,040
U.S. Corporate Bonds & Notes	—	249,069,135	10,507,006	259,576,141
Foreign Corporate Bonds & Notes	—	20,280,272	1,638,750	21,919,022
Loans	—	376,040	1,431,341	1,807,381
Common Stock	—	—	2,085,258	2,085,258
Preferred Stock	2,599,411	—	196	2,599,607
Warrants	—	—	0	0
Repurchase Agreement	—	7,235,000	—	7,235,000

Total	$2,599,411	$276,960,447	$16,705,591	$296,265,449

The following is a reconciliation of Level 3 assets which significant unobeservable inputs were used to determine fair value:

	Convertible	U.S. Corporate	Foreign Corporate		Common	Preferred
	Bonds & Notes	Bonds & Notes	Bonds & Notes	Loans	Stock	Stock	Warrants

Balance as of 1/31/2010	$725,040	$8,758,282	$0	$4,243,558	$1,094,575	$392	$0
Accrued discounts/premiums	—	8,092	256	28,968	—	—	—
Realized gain(loss)	—	750,086	—	8,063	(98,064)	—	(8,553)
Change in unrealized appreciation(depreciation)(1)	318,000	120,751	77,369	(164,647)	(960,673)	(196)	2,070
Net purchases(sales)	—	(3,222,218)	1,561,125	(2,684,601)	2,049,420	—	6,483
Transfers in and/or out of Level 3)(2)	—	4,092,013	0	—	—	—	—

Balance as of 10/31/2010	$1,043,040	$10,507,006	$1,638,750	$1,431,341	$2,085,258	$196	$0

(1) The total change in unrealized appreciation (depreciation) attributable to level 3 investments still held at October 31, 2010 includes:

	Convertible	U.S. Corporate	Foreign Corporate		Common	Preferred
	Bonds & Notes	Bonds & Notes	Bonds & Notes	Loans	Stock	Stock	Warrants

	$318,000	$212,131	$77,369	$(791,197)	$(1,013,061)	$(196)	$(6,483)

(2)	The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period.

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
TOTAL RETURN BOND PORTFOLIO
Portfolio of Investments — October 31, 2010
(unaudited)

	Shares/
Asset Backed Securities — 3.7%	Principal		Value
	Amount**		(Note 1)

DIVERSIFIED FINANCIAL SERVICES — 3.7%
Access Group, Inc. Student Loan Backed Note Series 2008-1, Class A 1.59% due 10/27/25 FRS		$ 1,008,860	$1,026,414
Arran Residential Mtg. Funding PLC Series 2010-1A, Class A1B 2.20% due 05/16/47* FRS	EUR	4,800,000	6,668,810
Bear Stearns Asset Backed Securities Trust Series 2006-SD3, Class 1A-1A 5.50% due 08/25/36		551,053	378,358
Bear Stearns Commercial Mtg. Securities Series 1999-CLF1, Class A3 7.00% due 05/20/30(1)VRS		236,274	247,319
Credit-Based Asset Servicing and Securitization LLC Series 2006-CB9, Class A1 0.32% due 11/25/36 FRS		21,614	17,296
CWABS Asset Backed Certificates Trust Series 2006-15, Class A2 5.68% due 10/25/46 VRS		3,000,000	2,868,849
Franklin Auto Trust Series 2008-A, Class A3 1.84% due 06/20/12 FRS		404,560	405,404
GS Mtg. Securities Corp. II Series 2001-ROCK, Class A2 6.62% due 05/03/18*(1)		295,908	301,683
GSR Mtg. Loan Trust Series 2005-AR6, Class 2A1 2.92% due 09/25/35 FRS(2)		445,064	427,706
Harborview Mtg. Loan Trust Series 2006-12, Class 2A2A 0.45% due 01/19/38 FRS(2)		624,086	402,034
Indymac Index Mtg. Loan Trust Series 2005-AR1, Class 1A1 2.94% due 03/25/35 VRS(2)		584,720	450,353
Magnolia Funding, Ltd. Series 2010-1A, Class A1 3.00% due 04/20/17*	EUR	2,665,612	3,702,950
Prime Mtg. Trust Series 2006-1, Class 1A1 5.50% due 06/25/36(2)		622,775	534,610
Residential Asset Securitization Trust Series 2003-A8, Class A2 0.61% due 10/25/18 FRS(2)		308,450	279,897
SLM Student Loan Trust Series 2008-9, Class A 1.79% due 04/25/23 FRS		2,185,173	2,261,192
SLM Student Loan Trust Series 2007-2, Class A2 0.29% due 07/25/17 FRS		434,803	432,406
SLM Student Loan Trust Series 2008-7, Class A1 0.69% due 10/27/14 FRS		308,255	308,722
Wachovia Bank Commercial Mtg. Trust, Series 2006-C29, Class A4 5.31% due 11/15/48(1)		1,000,000	1,083,674
WaMu Mtg. Pass Through Certs. Series 2005-AR6, Class 2A1A 0.49% due 04/25/45 FRS(2)		185,997	151,220
WaMu Mtg. Pass Through Certs. Series 2005-AR13, Class A1A1 0.55% due 10/25/45 FRS(2)		531,253	431,283

TOTAL ASSET BACKED SECURITIES (cost $20,812,905)			22,380,180

U.S. Corporate Bonds & Notes — 10.4%

AUTO-CARS/LIGHT TRUCKS — 0.0%
Daimler Finance North America LLC Company Guar. Bonds 5.75% due 09/08/11		100,000	104,104

BANKS-COMMERCIAL — 0.7%
CIT Group, Inc. Senior Sec. Notes 7.00% due 05/01/13		105,338	106,655
CIT Group, Inc. Senior Sec. Notes 7.00% due 05/01/14		158,007	158,797
CIT Group, Inc. Senior Sec. Notes 7.00% due 05/01/15		158,007	157,809
CIT Group, Inc. Senior Sec. Notes 7.00% due 05/01/16		263,346	262,358
CIT Group, Inc. Senior Sec. Notes 7.00% due 05/01/17		368,684	366,841
Wachovia Bank NA Sub. Notes 0.62% due 03/15/16 FRS		3,600,000	3,319,787

			4,372,247

BANKS-SUPER REGIONAL — 0.3%
JPMorgan Chase Bank NA Sub. Notes 0.62% due 06/13/16 FRS		600,000	564,464
KeyCorp Senior Notes 6.50% due 05/14/13		1,000,000	1,100,380

			1,664,844

BUILDING PRODUCTS-WOOD — 0.3%
Masco Corp. Senior Notes 6.13% due 10/03/16		2,000,000	2,047,808

DIVERSIFIED BANKING INSTITUTIONS — 3.7%
Bank of America Corp. Senior Notes 5.65% due 05/01/18		2,000,000	2,104,968
Bank of America Corp. Senior Notes 5.75% due 12/01/17		1,600,000	1,695,774
Citigroup, Inc. Senior Notes 5.85% due 07/02/13		1,700,000	1,847,312
Citigroup, Inc. Senior Notes 6.13% due 11/21/17		2,400,000	2,671,286
GMAC, Inc. Company Guar. Notes 8.00% due 03/15/20*		4,100,000	4,530,500
Goldman Sachs Group, Inc. Senior Notes 5.95% due 01/18/18		1,200,000	1,333,549

JP Morgan Chase & Co. Senior Notes 4.25% due 10/15/20		1,800,000	1,813,131
JP Morgan Chase & Co. Senior Notes 6.00% due 01/15/18		700,000	799,041
Morgan Stanley Senior Notes 0.77% due 10/15/15 FRS		100,000	91,924
Morgan Stanley Senior Notes 6.63% due 04/01/18		3,200,000	3,594,339
The Goldman Sachs Group, Inc. Senior Notes 6.15% due 04/01/18		1,200,000	1,343,701
The Goldman Sachs Group, Inc. Senior Notes 6.25% due 09/01/17		300,000	339,008

			22,164,533

DIVERSIFIED FINANCIAL SERVICES — 0.1%
General Electric Capital Corp. Senior Notes 6.88% due 01/10/39		600,000	689,865

FINANCE-AUTO LOANS — 1.0%
Ford Motor Credit Co LLC Senior Notes 5.63% due 09/15/15		5,800,000	6,152,901

FINANCE-CONSUMER LOANS — 0.2%
SLM Corp. Senior Notes 0.52% due 10/25/11 FRS		500,000	485,558
SLM Corp. Senior Notes 4.75% due 03/17/14	EUR	600,000	774,153

			1,259,711

FINANCE-CREDIT CARD — 0.6%
American Express Credit Corp. Senior Notes 5.88% due 05/02/13		3,100,000	3,412,120

FINANCE-INVESTMENT BANKER/BROKER — 2.0%
Lehman Brothers Holdings, Inc. Senior Notes 6.88% due 05/02/18(3)(4)†		1,000,000	228,750
Merrill Lynch & Co., Inc. Senior Notes 1.19% due 05/30/14 FRS	EUR	200,000	259,677
Merrill Lynch & Co., Inc. Senior Notes 1.63% due 09/27/12 FRS	EUR	800,000	1,074,447
Merrill Lynch & Co., Inc. Senior Notes 5.00% due 01/15/15		3,900,000	4,096,201
Merrill Lynch & Co., Inc. Notes 6.88% due 04/25/18		1,900,000	2,132,473
Morgan Stanley Senior Notes 6.60% due 04/01/12		900,000	967,531
The Bear Stearns Cos., Inc. Senior Notes 5.30% due 10/30/15		400,000	450,038
The Bear Stearns Cos., Inc. Senior Notes 6.40% due 10/02/17		900,000	1,049,576
The Bear Stearns Cos., Inc. Senior Notes 7.25% due 02/01/18		1,300,000	1,586,250

			11,844,943

HOTELS/MOTELS — 0.3%
Hyatt Hotels Corp. Senior Notes 5.75% due 08/15/15*		700,000	757,553
Hyatt Hotels Corp. Senior Notes 6.88% due 08/15/19*		1,200,000	1,325,908

			2,083,461

INSURANCE-LIFE/HEALTH — 0.1%
Pricoa Global Funding I Notes 0.49% due 09/27/13* FRS		400,000	393,612

INTERNET CONNECTIVITY SERVICES — 0.0%
Rhythms Netconnections, Inc. Senior Notes 13.50% due 05/15/08(3)(5)(6)†		1,700,000	0
Rhythms Netconnections, Inc. Senior Notes 14.00% due 02/15/10(3)(5)(6)†		400,000	0

			0

MISCELLANEOUS MANUFACTURING — 0.0%
Propex Fabrics, Inc. Company Guar. Notes 10.00% due 12/01/12(3)(4)		205,000	128

PRINTING-COMMERCIAL — 0.2%
R.R. Donnelley & Sons, Co. Notes 11.25% due 02/01/19		1,100,000	1,416,129

SPECIAL PURPOSE ENTITIES — 0.3%
Barnett Capital Trust III Notes 1.09% due 02/01/27 FRS		2,700,000	1,898,116
CA FM Lease Trust Senior Notes 8.50% due 07/15/17*(5)		99,892	105,345

			2,003,461

TELEPHONE-INTEGRATED — 0.4%
AT&T Corp. Senior Notes 8.00% due 11/15/31		1,000,000	1,302,280
Sprint Capital Corp. Company Guar. Notes 7.63% due 01/30/11		1,000,000	1,012,500

			2,314,780

TOBACCO — 0.2%
Altria Group, Inc. Company Guar. Notes 9.70% due 11/10/18		500,000	689,717
Reynolds American, Inc. Company Guar. 7.25% due 06/01/13		500,000	562,031

			1,251,748

TOTAL U.S. CORPORATE BONDS & NOTES (cost $58,528,417)			63,176,395

Foreign Corporate Bonds & Notes — 10.6%

BANKS-COMMERCIAL — 2.8%
ANZ National International, Ltd. Bank Guar. Notes 6.20% due 07/19/13*		1,000,000	1,118,057
Bank of Nova Scotia Bonds 1.65% due 10/29/15*		6,000,000	5,980,498
Barclays Bank PLC Jr. Sub. Notes 7.43% due 12/15/17* FRS(7)		1,100,000	1,116,500
Barclays Bank PLC Sub. Notes 14.00% due 06/15/19 FRS(7)	GBP	100,000	205,101
Canadian Imperial Bank of Commerce Bonds 2.00% due 02/04/13*		2,900,000	2,976,345
Credit Suisse AG Sub. Notes 5.40% due 01/14/20		100,000	108,319
Group BPCE SA Senior Notes 2.38% due 10/04/13*(5)		3,000,000	3,025,760
Royal Bank of Scotland Group PLC Bonds 6.99% due 10/05/17*FRS (7)(8)		1,200,000	985,500
UBS AG Notes 5.75% due 04/25/18		1,300,000	1,474,558

			16,990,638

BANKS-MONEY CENTER — 1.9%
Deutsche Bank AG (London) Notes 4.88% due 05/20/13		1,300,000	1,413,623
Lloyds TSB Bank PLC Government Guar. Notes 1.03% due 06/09/11 FRS	EUR	500,000	696,720
Lloyds TSB Bank PLC Bank Guar. Notes 4.38% due 01/12/15*		3,500,000	3,669,515
Lloyds TSB Bank PLC Bank Guar. Notes 5.80% due 01/13/20*		600,000	642,107
Lloyds TSB Bank PLC Sub. Notes 12.00% due 12/16/24* FRS(6)(7)		4,100,000	4,886,435

			11,308,400

BANKS-MORTGAGE — 0.9%
Stadshypotek AB Notes 1.45% due 09/30/13*		5,700,000	5,734,013

BANKS-SPECIAL PURPOSE — 0.6%
Export-Import Bank of Korea Senior Notes 8.13% due 01/21/14		2,200,000	2,576,470
Fortis Bank Nederland Holding NV Government Guar. Notes 1.25% due 06/10/11 FRS	EUR	700,000	973,062

			3,549,532

DIVERSIFIED BANKING INSTITUTIONS — 1.0%
BNP Paribas Jr. Sub.Notes 7.20% due 06/25/37* FRS(7)		1,000,000	1,007,500
HSBC Holdings PLC Sub. Notes 6.80% due 06/01/38		1,000,000	1,111,512
UBS AG Senior Notes 1.44% due 02/23/12 FRS		3,800,000	3,829,959

			5,948,971

FINANCE-AUTO LOANS — 1.0%
Fiat Finance & Trade SA Company Guar. Notes 9.00% due 07/30/12	EUR	4,000,000	6,059,730

OIL & GAS DRILLING — 0.4%
Transocean, Inc. Senior Notes 1.63% due 12/15/37		2,200,000	2,191,750

OIL COMPANIES-INTEGRATED — 0.1%
Suncor Energy, Inc. Senior Notes 6.85% due 06/01/39		400,000	472,967

PAPER & RELATED PRODUCTS — 0.0%
Pindo Deli Finance BV Company Guar. Bonds zero coupon due 04/28/27*(5)		1,743,170	30,505
Pindo Deli Finance BV Company Guar. Notes 2.51% due 04/28/18* FRS(5)		432,197	45,381
Pindo Deli Finance BV Company Guar. Notes 3.05% due 04/28/15* FRS(5)		73,261	10,623
Tjiwi Kimia Finance BV Company Guar. Notes zero coupon due 04/28/27*(5)		724,965	21,749
Tjiwi Kimia Finance BV Company Guar. Notes 2.51% due 04/28/18* FRS(5)		293,490	35,219
Tjiwi Kimia Finance BV Company Guar. Notes 3.05% due 04/28/15 FRS(5)		195,908	29,386

			172,863

SPECIAL PURPOSE ENTITY — 0.2%
Pearson Dollar Finance Two PLC Company Guar. Notes 5.50% due 05/06/13*		1,100,000	1,200,713

STEEL-PRODUCERS — 1.0%
Gerdau Trade, Inc. Company Guar. Notes 5.75% due 01/30/21*		5,700,000	5,922,191

SUGAR — 0.4%
Tate & Lyle International Finance PLC Company Guar. Notes 6.63% due 06/15/16*		2,300,000	2,619,247

TELEPHONE-INTEGRATED — 0.3%
British Telecommunications PLC Senior Notes 5.95% due 01/15/18		1,700,000	1,898,288

TOTAL FOREIGN CORPORATE BONDS & NOTES (cost $60,149,577)			64,069,303

Foreign Government Agencies — 3.1%

SOVEREIGN — 3.1%
Government of Australia Bonds 6.00% due 02/15/17	AUD	3,300,000	3,384,508
Government of Canada Notes 1.50% due 03/01/12	CAD	13,700,000	13,472,316
Russian Federation Bonds 7.50% due 03/31/30*(9)		351	419
United Mexican States Notes 5.95% due 03/19/19		1,900,000	2,252,450

TOTAL FOREIGN GOVERNMENT AGENCIES (cost $17,980,096)			19,109,693

U.S. Government Agencies — 51.8%

FEDERAL HOME LOAN MTG. CORP. — 14.1%
Federal Home Loan Mtg. Corp. REMIC
Series T-62, Class 1A1 1.59% due 10/25/44 FRS(2)		174,325	176,166
Series T-61, Class 1A1 1.79% due 07/25/44 FRS(2)		962,942	967,547
4.50% due 02/01/39		691,713	725,048
4.50% due 04/01/39		208,347	218,387
4.50% due 10/01/39		599,940	628,852
4.50% due 02/01/40		500,001	524,097
4.50% due November TBA		72,000,000	75,401,268
5.50% due November TBA		6,000,000	6,427,500

			85,068,865

FEDERAL NATIONAL MTG. ASSOC. — 37.1%
3.06% due 06/01/35 FRS		409,406	430,562
4.00% due 09/01/40		7,988,816	8,243,995
4.00% due November TBA		13,000,000	13,501,566
4.00% due December TBA		26,000,000	26,715,000
4.50% due 02/01/38		811,111	852,228
4.50% due 06/01/39		1,854,485	1,948,782
4.50% due 08/01/39		15,937,263	16,747,645
4.50% due November TBA		110,000,000	115,660,980
5.00% due 04/01/38		96,627	102,771
5.00% due November TBA		7,000,000	7,439,684
5.50% due 10/01/36		268,671	289,349
5.50% due November TBA		30,000,000	32,207,820
6.00% due 08/01/37		237,124	257,856

			224,398,238

GOVERNMENT NATIONAL MTG. ASSOC. — 0.2%
0.56% due 05/20/37 FRS(2)		892,782	889,454

SOVEREIGN — 0.4%
Overseas Private Investment Corp. Government Guar. Notes 5.75% due 04/15/14(6)		2,100,000	2,684,913

TOTAL U.S. GOVERNMENT AGENCIES (cost $311,187,507)			313,041,470

U.S. Government Treasuries — 26.5%

UNITED STATES TREASURY BONDS — 7.6%
3.88% due 08/15/40		2,000,000	1,957,500
4.25% due 05/15/39		9,100,000	9,498,125
4.38% due 02/15/38		400,000	428,188
4.38% due 11/15/39		1,600,000	1,703,750
4.38% due 05/15/40		8,200,000	8,734,312
6.13% due 11/15/27		8,000,000	10,745,000
6.25% due 08/15/23		3,500,000	4,679,062
7.13% due 02/15/23		1,100,000	1,568,532
7.63% due 11/15/22		4,400,000	6,496,873

			45,811,342

UNITED STATES TREASURY NOTES — 18.9%
1.25% due 07/15/20 TIPS		19,717,927	21,173,662
1.88% due 09/30/17		8,000,000	8,002,500
2.25% due 01/31/15		7,200,000	7,593,754
2.50% due 04/30/15		12,100,000	12,891,231
2.75% due 05/31/17		32,700,000	34,664,551
3.00% due 09/30/16		1,300,000	1,407,961
3.38% due 11/15/19		5,500,000	5,903,475
3.75% due 11/15/18		6,200,000	6,914,934
8.50% due 02/15/20		1,700,000	2,550,530
8.75% due 05/15/20		600,000	917,110
8.75% due 08/15/20		2,100,000	3,223,500
8.88% due 02/15/19		6,200,000	9,333,424

			114,576,632

TOTAL U.S. GOVERNMENT TREASURIES (cost $154,385,998)			160,387,974

Municipal Bonds & Notes — 3.7%

American Municipal Power-Ohio, Inc. 6.45% due 02/15/44		1,395,000	1,443,295
Chicago Transit Authority Series A 6.90% due 12/01/40		800,000	833,112
Chicago Transit Authority Series B 6.90% due 12/01/40		900,000	937,251
District of Columbia 5.59% due 12/01/34		4,000,000	4,153,280
East Bay Municipal Utility District 5.87% due 06/01/40		2,200,000	2,333,452
Kentucky State Property & Building Commission 4.30% due 11/01/19		400,000	399,096
Kentucky State Property & Building Commission 4.40% due 11/01/20		500,000	498,420
Kentucky State Property & Building Commission 5.37% due 11/01/25		1,000,000	1,000,210
New York City Transitional Finance Authority 4.73% due 11/01/23		800,000	795,744
New York City Transitional Finance Authority 4.91% due 11/01/24		500,000	496,745
New York City Transitional Finance Authority 5.08% due 11/01/25		500,000	496,645
Ohio Housing Finance Agency Series F 6.04% due 09/01/17		380,000	396,541
State of Illinois General Obligation Bonds 4.42% due 01/01/15		100,000	104,340
State of Illinois 1.82% due 01/01/11		1,900,000	1,902,223
State of Illinois 2.77% due 01/01/12		6,500,000	6,550,050

TOTAL MUNICIPAL BONDS & NOTES (cost $21,883,420)			22,340,404

Foreign Government Treasuries — 1.7%

SOVEREIGN — 1.7%
Australian Government Bonds 4.75% due 06/15/16 (cost $9,634,626)	10,700,000	10,318,202

Common Stock — 0.0%

COMMUNICATIONS SOFTWARE — 0.0%
Ventelo GmbH†(6)	11,286	0

ELECTRIC-INTEGRATED — 0.0%
PNM Resources, Inc.	63	743

TELECOM EQUIPMENT-FIBER OPTICS — 0.0%
Viatel Holding Bermuda Ltd.	2	1

TELEPHONE-INTEGRATED — 0.0%
XO Holdings, Inc.	682	412

TOTAL COMMON STOCK (cost $418,866)		1,156

Membership Interest Certificates — 0.0%

ELECTRIC-INTEGRATED — 0.0%
SW Acquisition†(6) (cost $0)	1	6

Warrants — 0.0%

BANKS-COMMERCIAL — 0.0%
Central Bank of Nigeria Expires 11/15/20 (strike price $250.00)(6)(cost $0)	250	45,000

Put Options — Purchased — 0.0%

Put Options — Purchased (5)(11) (cost $21,340)	8,800,000	19,786

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $655,002,752)		674,889,569

Short-Term Investment Securities — 15.3%

U.S. GOVERNMENT TREASURIES — 15.3%
0.12% due 11/12/10	20,200,000	20,199,167
0.13% due 11/12/10	3,700,000	3,699,839
0.13% due 01/27/11	100,000	99,972
0.14% due 11/26/10	900,000	899,911
0.14% due 01/13/11	3,500,000	3,499,206
0.15% due 12/02/10	18,200,000	18,197,727
0.16% due 01/13/11	2,300,000	2,299,478
0.16% due 12/02/10	100,000	99,987
0.19% due 12/09/10	12,300,000	12,298,052
0.19% due 01/06/11	19,000,000	18,996,276
0.19% due 01/13/11	12,000,000	11,997,276

TOTAL SHORT-TERM INVESTMENT SECURITIES (cost $92,285,444)		92,286,891

Repurchase Agreements — 21.8%

Agreement with Barclays Capital, bearing interest at 0.23%, dated 10/29/10, to be repurchased 11/01/10 in the amount of $71,401,269 and collateralized by $50,000,000 of United States Treasury Notes, bearing interest at 0.63% due 06/30/12 and by $10,989,000 of United States Treasury Notes, bearing interest at 1.88% due 06/30/15 and by $10,993,000 of United States Treasury Notes, bearing interest at 0.63% due 06/30/12 and having a combined approximate value of $72,922,124	71,400,000	71,400,000

Agreement with Morgan Stanley, bearing interest at 0.23%, dated 10/29/10, to be repurchased 11/01/10 in the amount of $60,201,154 and collateralized by $50,000,000 of United States Treasury Bonds, bearing interest at 4.38% due 11/15/39 and having approximate value of $62,020,641	60,200,000	60,200,000

TOTAL REPURCHASE AGREEMENTS (cost $131,600,000)		131,600,000

TOTAL INVESTMENTS (cost $878,888,196) (10)	148.6%	898,776,460
Liabilities in excess of other assets	(48.6)	(294,159,572)

NET ASSETS	100.0%	$604,616,888

Bonds & Notes Sold Short — (0.4)%

U.S. GOVERNMENT AGENCIES. — (0.4)%
Government National Mtg. Assoc.
6.00% due November TBA	(1,000,000)	(1,097,344)
6.00% due December TBA	(1,000,000)	(1,095,469)

TOTAL BONDS & NOTES SOLD SHORT (proceeds $(2,179,453))		$(2,192,813)

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At October 31, 2010, the aggregate value of these securities was $58,814,638 representing 9.7% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

**	In United States Dollars unless otherwise indicated.

†	Non-income producing security

(1)	Commercial Mortgage Backed Security

(2)	Collateralized Mortgage Obligation

(3)	Bond in default

(4)	Company has filed for Chapter 11 bankruptcy protection.

(5)	Illiquid security. At October 31, 2010, the aggregate value of these securities was $3,323,754 representing 0.5% of net assets.

(6)	Fair valued security. Securities are classified as Level 2 based on the securities valuation inputs; see Note 1.

(7)	Perpetual maturity — maturity date reflects the next call date.

(8)	Effective April 30, 2010, interest payments were suspended for twenty-four months according to an agreement with the European Commission.

(9)	“Step-up” security where the rate increases (“steps-up”) at a predetermined rate. Rate shown reflects the increased rate.

(10)	See Note 4 for cost of investments on a tax basis.

(11)	Options — Purchased
Put Options — Purchased

					Value at	Unrealized
		Strike		Premiums	October 31,	Appreciation /
Issue	Expiration Month	Price	Notional Amount	Paid	2010	(Depreciation)

Put option to enter an interest rate swap with Goldman Sachs Bank USA for the right to receive a fixed rate of 2.00% versus the three month USD-LIBOR-BBA maturing on 12/03/2015	November 2010	$2.00	$8,800,000	$21,340	$19,786	$(1,554)

REMIC —	Real Estate Mortgage Investment Conduit

TBA —	Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement date.

TIPS —	Treasury Inflation Protected Security

FRS —	Floating Rate Security

VRS —	Variable Rate Security
The rates shown on FRS and VRS are the current interest rates at October 31, 2010. The dates shown on debt obligations are the original maturity dates.

Written Straddle Options

							Unrealized
		Expiration		Notional	Premiums	Value at	Appreciation/
Description	Counterparty	Date	Strike Price*	Amount	Paid	October 31, 2010	(Depreciation)

Call & Put — OTC 1 Year vs. 2 Year Forward Volatility Agreement	Morgan Stanley	11/14/2011	$—	$6,200,000	$67,332	$65,020	$2,312
Call & Put — OTC 1 Year vs. 1 Year Forward Volatility Agreement	Goldman Sachs	10/11/2011	—	12,400,000	65,474	65,474	—

				$18,600,000	$132,806	$130,494	$2,312

*	Strike price and final cost determined on a future date, based upon implied volatility parameters.

Written Options on Interest Rate Swap Contracts

					Value at	Unrealized
		Strike	Notional	Premiums	October 31,	Appreciation /
Issue	Expiration Month	Price	Amount	Received	2010	(Depreciation)

Put option to enter an interest rate swap with Royal Bank of Scotland PLC for the obligation to receive a fixed rate of 4.00% versus the three month USD-LIBOR-BBA maturing on 12/03/2015	December 2010	$4.00	$31,400,000	$193,148	$3	$193,145

Put option to enter an interest rate swap with Morgan Stanley Capital Services Inc. for the obligation to receive a fixed rate of 4.00% versus the three month USD-LIBOR-BBA maturing on 12/03/2015	December 2010	4.00	16,400,000	103,320	2	103,318

Call option to enter an interest rate swap with Morgan Stanley Capital Services Inc. for the obligation to pay a fixed rate of 0.90% versus the three month USD-LIBOR-BBA maturing on 06/20/2015	December 2010	0.90	26,400,000	65,268	89,255	(23,987)

Put option to enter an interest rate swap with Morgan Stanley Capital Services Inc. for the obligation to receive a fixed rate of 1.20% versus the three month USD-LIBOR-BBA maturing on 12/20/2015	December 2010	1.20	23,200,000	141,520	26,899	114,621

Put option to enter an interest rate swap with Barclays Bank PLC for the obligation to receive a fixed rate of 1.20% versus the three month USD-LIBOR-BBA maturing on 12/20/2015	December 2010	1.20	5,200,000	30,680	5,998	24,682

Put option to enter an interest rate swap with Morgan Stanley Capital Services Inc. for the obligation to receive a fixed rate of 1.60% versus the three month USD-LIBOR-BBA maturing on 06/20/2015	December 2010	1.60	26,400,000	68,053	10,339	57,714

Call option to enter an interest rate swap with Royal Bank of Scotland PLC for the obligation to pay a fixed rate of 3.25% versus the three month USD-LIBOR-BBA maturing on 01/26/2021	January 2011	3.25	7,200,000	40,140	333,423	(293,283)

Call option to enter an interest rate swap with Citibank NA for the obligation to pay a fixed rate of 3.25% versus the three month USD-LIBOR-BBA maturing on 01/26/2021	January 2011	3.25	2,200,000	12,100	101,879	(89,779)

Put option to enter an interest rate swap with Citibank NA for the obligation to receive a fixed rate of 5.00% versus the three month USD-LIBOR-BBA maturing on 01/26/2021	January 2011	5.00	2,200,000	17,820	25	17,795

Call option to enter an interest rate swap with Morgan Stanley Capital Services Inc. for the obligation to pay a fixed rate of 0.90% versus the three month USD-LIBOR-BBA maturing on 12/20/2015	March 2011	0.90	1,200,000	3,694	4,995	(1,301)

Put option to enter an interest rate swap with Morgan Stanley Capital Services Inc. for the obligation to receive a fixed rate of 1.60% versus the three month USD-LIBOR-BBA maturing on 12/20/2015	March 2011	1.60	1,200,000	9,637	4,462	5,175

Put option to enter an interest rate swap with Royal Bank of Scotland PLC for the obligation to receive a fixed rate of 2.75% versus the three month USD-LIBOR-BBA maturing on 06/20/2015	June 2012	2.75	10,200,000	99,960	43,399	56,561

Put option to enter an interest rate swap with Citibank NA for the obligation to receive a fixed rate of 3.00% versus the three month USD-LIBOR-BBA maturing on 06/20/2015	June 2012	3.00	6,800,000	77,082	22,556	54,526

Put option to enter an interest rate swap with Barclays Bank PLC for the obligation to receive a fixed rate of 3.00% versus the three month USD-LIBOR-BBA maturing on 06/20/2015	June 2012	3.00	7,900,000	69,972	26,205	43,767

Put option to enter an interest rate swap with Bank of America NA for the obligation to receive a fixed rate of 3.00% versus the three month USD-LIBOR-BBA maturing on 06/20/2015	June 2012	3.00	6,600,000	65,476	21,893	43,583

Put option to enter an interest rate swap with Royal Bank of Scotland PLC for the obligation to receive a fixed rate of 10.00% versus the three month USD-LIBOR-BBA maturing on 07/12/2022	July 2012	10.00	600,000	4,080	133	3,947

Put option to enter an interest rate swap with Morgan Stanley Capital Services Inc. for the obligation to receive a fixed rate of 10.00% versus the three month USD-LIBOR-BBA maturing on 07/12/2022	July 2012	10.00	5,700,000	34,803	1,263	33,540

Put option to enter an interest rate swap with Credit Suisse International for the obligation to receive a fixed rate of 10.00% versus the three month USD-LIBOR-BBA maturing on 07/12/2022	July 2012	10.00	100,000	690	22	668

Put option to enter an interest rate swap with Barclays Bank PLC for the obligation to receive a fixed rate of 10.00% versus the three month USD-LIBOR-BBA maturing on 07/12/2022	July 2012	10.00	300,000	2,040	66	1,974

Put option to enter an interest rate swap with Royal Bank of Scotland PLC for the obligation to receive a fixed rate of 2.25% versus the three month USD-LIBOR-BBA maturing on 09/26/2014	September 2012	2.25	21,400,000	166,530	92,444	74,086

Put option to enter an interest rate swap with Bank of America NA for the obligation to receive a fixed rate of 2.25% versus the three month USD-LIBOR-BBA maturing on 09/26/2014	September 2012	2.25	700,000	4,784	3,024	1,760

Put option to enter an interest rate swap with Citibank NA for the obligation to receive a fixed rate of 2.25% versus the three month USD-LIBOR-BBA maturing on 09/26/2014	September 2012	2.25	600,000	4,088	2,592	1,496

Put option to enter an interest rate swap with Morgan Stanley Capital Services Inc. for the obligation to receive a fixed rate of 2.25% versus the three month USD-LIBOR-BBA maturing on 09/26/2014	September 2012	2.25	4,000,000	24,788	17,279	7,509

Put option to enter an interest rate swap with Goldman Sachs Bank USA for the obligation to receive a fixed rate of 2.25% versus the three month USD-LIBOR-BBA maturing on 09/26/2014	September 2012	2.25	17,700,000	105,020	76,460	28,560

Put option to enter an interest rate swap with Goldman Sachs Bank USA for the obligation to receive a fixed rate of 1.00% versus the three month USD-LIBOR-BBA maturing on 11/21/2013	November 2012	1.00	8,800,000	50,207	45,383	4,824

			$234,400,000	$1,394,900	$929,999	$464,901

USD	—	United States Dollar

LIBOR	—	London Interbank Offered Rate

BBA	—	British Banking Association
Written Call Options on Exchange Traded Futures

					Value at	Unrealized
		Strike	Number of	Premiums	October 31,	Appreciation /
Issue	Expiration Month	Price	Contracts	Received	2010	(Depreciation)

CME 90-Day Eurodollar	December 2010	$99.50	8	$2,483	$3,800	$(1,317)

Written Put Options on Exchange Traded Futures

					Value at	Unrealized
		Strike	Number of	Premiums	October 31,	Appreciation /
Issue	Expiration Month	Price	Contracts	Received	2010	(Depreciation)

CME 90-Day Eurodollar	December 2010	$99.50	8	$1,964	$300	$1,664

Open Futures Contracts

						Unrealized
				Value at	Value as of	Appreciation
Number of Contracts	Type	Description	Expiration Month	Trade Date	October 31, 2010	(Depreciation)

48	Long	5 Year Euro-Bobl Futures	December 2010	$5,836,917	$5,742,720	$(94,197)
56	Long	10 Year Euro-Bund Futures	December 2010	7,342,100	7,236,880	(105,220)
116	Long	3 Month Euro EURIBOR Futures	June 2011	28,662,375	28,611,400	(50,975)

						$(250,392)

Open Forward Foreign Currency Contracts

	Contract to		In Exchange		Delivery	Unrealized	Unrealized
Counterparty	Deliver		For		Date	Appreciation	Depreciation

Bank of America N.A.	CNY	3,031,746	USD	451,287	11/17/2010	$—	$(3,317)
	USD	5,915,000	MYR	18,348,330	2/7/2011	—	(55,976)
	USD	3,076,000	SGD	4,031,406	3/9/2011	38,949	—
	USD	3,549,000	TWD	107,783,130	4/6/2011	—	(18,293)
	USD	5,915,000	KRW	6,669,754,000	5/9/2011	—	(16,848)
	USD	844,000	CNY	5,608,380	9/14/2011	12,327	—
	USD	451,287	CNY	2,908,996	2/13/2012	—	(3,716)

						51,276	(98,150)

Barclays Bank PLC	USD	1,581,998	CAD	1,627,000	11/18/2010	12,636	—
	CNY	5,167,862	USD	770,350	11/17/2010	—	(4,561)
	CNY	5,715,352	USD	851,018	11/23/2010	—	(6,082)
	USD	209,000	INR	9,818,820	1/12/2011	8,982	—
	USD	9,440	MYR	29,302	2/7/2011	—	(84)
	USD	1,254,931	CNY	8,085,738	2/13/2012	—	(10,879)

						21,618	(21,606)

Citibank N.A.	BRL	1,339,582	USD	800,467	12/2/2010	17,447	—
	CNY	2,133,048	USD	318,556	11/17/2010	—	(1,291)
	CNY	5,445,536	USD	810,951	11/23/2010	—	(5,686)
	EUR	13,622,000	USD	17,329,261	11/23/2010	—	(1,625,166)
	USD	770,000	SGD	1,014,398	11/12/2010	13,749	—
	USD	235,957	TWD	7,437,360	1/14/2011	7,215	—
	USD	3,226	MYR	10,000	2/7/2011	—	(33)
	USD	785,494	BRL	1,339,582	3/2/2011	—	(16,072)
	USD	389,000	CNY	2,572,846	4/28/2011	448	—
	USD	294,000	CNY	1,952,160	9/14/2011	4,070	—
	USD	1,525,540	CNY	9,824,552	2/13/2012	—	(13,958)

						42,929	(1,662,206)

Credit Suisse London Branch	EUR	255,000	USD	351,398	11/23/2010	—	(3,423)
	USD	570,000	SGD	749,899	11/12/2010	9,390	—

						9,390	(3,423)

Goldman Sachs International	USD	1,558,000	CNY	10,332,656	11/17/2010	—	(8,638)

HSBC Bank USA	USD	750,000	SGD	987,000	11/12/2010	12,580	—

	USD	746,452	BRL	1,339,582	12/2/2010	36,569	—
	USD	1,096,000	INR	51,522,960	1/12/2011	47,830	—
	USD	875,000	CNY	5,818,313	6/15/2011	8,530	—

						105,509	—

JP Morgan Chase Bank, N.A.	CNY	15,228,650	USD	2,270,487	11/23/2010	—	(13,270)
	USD	5,186,231	CNY	34,449,415	11/23/2010	—	(20,042)
	USD	783,000	CNY	5,230,440	1/10/2011	2,971	—
	USD	617,701	TWD	19,507,000	1/14/2011	20,101	—
	USD	1,130,000	CNY	7,494,160	4/7/2011	2,721	—
	USD	468,000	CNY	3,095,820	4/28/2011	610	—
	USD	2,270,487	CNY	14,614,459	2/13/2012	—	(21,941)
	AUD	14,413,000	USD	14,124,740	12/3/2010	58,642	—
	EUR	1,031,000	USD	1,359,899	11/23/2010	—	(74,693)
	SGD	3,752,521	USD	2,880,130	11/12/2010	—	(19,159)
	USD	153,494	EUR	118,000	11/23/2010	10,698	—
	USD	2,880,351	SGD	3,752,521	6/9/2011	19,140	—

						114,883	(149,105)

Morgan Stanley & Co. Inc.	CAD	13,741,000	USD	13,110,678	11/18/2010	—	(356,974)
	JPY	113,269,000	USD	1,345,877	11/1/2010	—	(61,716)
	USD	548,887	CNY	3,649,000	11/23/2010	—	(1,666)
	USD	375,000	INR	17,617,500	1/12/2011	16,115	—
	USD	955,545	TWD	30,028,000	1/14/2011	26,252	—

						42,367	(420,356)

Royal Bank Of Scotland PLC	JPY	165,176,000	USD	2,010,241	12/6/2010	—	(42,976)
	USD	1,388,781	JPY	113,269,000	11/1/2010	18,812	—
	USD	760,000	SGD	1,001,224	11/12/2010	13,570	—
	USD	2,552,794	EUR	2,005,000	11/23/2010	237,077	—
	USD	3,229	MYR	10,000	2/7/2011	—	(36)
	USD	183,000	CNY	1,213,290	9/14/2011	2,254	—
	USD	1,195,000	CNY	7,648,000	11/4/2011	—	(24,088)

						271,713	(67,100)

UBS AG Stanford	CNY	11,708,877	USD	1,741,226	11/23/2010	—	(14,689)
	EUR	4,647,000	USD	6,260,764	11/23/2010	—	(205,337)
	GBP	2,510,000	USD	3,910,116	12/20/2010	—	(110,304)
	USD	591,607	CAD	609,000	11/18/2010	5,278	—
	USD	513,078	TWD	16,262,000	1/14/2011	18,625	—
	USD	439,000	CNY	2,910,570	9/14/2011	5,406	—
	USD	1,818,290	CNY	11,708,877	2/13/2012	—	(16,790)

						29,309	(347,120)

Net Unrealized Appreciation/(Depreciation)						$688,994	$(2,777,704)

BRL — Brazilian Real

CAD — Canadian Dollar

CNY — Yuan Renminbi

EUR — Euro Dollar

GBP — British Pound

JPY — Japanese Yen

MYR — Malaysian Ringgit

TWD — Taiwan Dollar

USD — United States Dollar
Interest Rate Swap Contracts@

				Rates Exchanged
						Upfront Payments	Gross Unrealized
		Notional Amount	Termination	Payments Received	Payments Made by the	Made (Received) by	Appreciation /
Swap Counterparty		(000’s)	Date	by the Portfolio	Portfolio	the Portfolio	(Depreciation)

Barclays Bank PLC	AUD	5,000	12/15/17	5.500%	6 month AUD Bank Bill	(24,963)	(10,104)
	BRL	30,300	01/02/13	11.910%	1-Year BRL-CDI	142,283	160,380
	BRL	2,100	01/02/14	11.990%	1-Year BRL-CDI	682	27,065
Citibank NA	USD	7,200	11/02/15	3 month LIBOR	1.600%	0	0
Goldman Sachs Bank USA	BRL	3,100	01/02/13	11.930%	1-Year BRL-CDI	(8,412)	43,079
	BRL	32,600	01/02/14	11.960%	1-Year BRL-CDI	(31,688)	443,804
HSBC Bank USA NA	BRL	400	01/02/13	11.8900%	1-Year BRL-CDI	2,635	1,734
	BRL	7,500	01/02/14	12.120%	1-Year BRL-CDI	17,948	108,837
	BRL	11,400	01/02/14	11.935%	1-Year BRL-CDI	33,522	41,880
Morgan Stanley Capital Services, Inc.	BRL	2,700	01/02/12	11.670%	1-Year BRL-CDI	19,700	47,670
	BRL	3,400	01/02/13	12.590%	1-Year BRL-CDI	4,813	51,976
	BRL	400	01/02/13	11.9800%	1-Year BRL-CDI	3,172	1,693
Royal Bank of Scotland PLC	USD	24,200	11/02/15	3 month LIBOR	1.600%	0	0

Total						$159,692	$918,014

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection (1)

				Implied Credit			Upfront
				Spread at			Premiums	Unrealized
	Fixed Deal	Termination		October 31,	Notional		Paid/	Appreciation/
Reference Obligation	(Pay) Rate	Date	Counterparty	2010(3)	Amount(2)	Value	(Received)	(Depreciation)

British Telecom PLC 5.950% due 01/15/2018	(1.360)%	3/20/2018	Morgan Stanley Capital Services, Inc.	1.2870%	$1,600,000	$(7,767)	$—	$(7,767)

Masco Corp. 6.125% due 10/03/2016	(5.000)%	12/20/2016	Barclays Bank PLC	2.7808%	1,800,000	(212,731)	(239,502)	26,771

Pearson Dollar Finance Two PLC 5.500% due 05/06/2013	(0.610)%	6/20/2013	Barclays Bank PLC	0.3662%	1,100,000	(7,094)	—	(7,094)

Reynolds American, Inc. 7.250% due 06/01/2013	(1.200)%	6/20/2013	Barclays Bank PLC	0.7641%	500,000	(5,726)	—	(5,726)

R.R. Donnelley & Sons 11.250% due 02/01/2019	(3.500)%	3/20/2019	Bank of America NA	2.7342%	1,100,000	(57,082)	—	(57,082)

Tate & Lyle International Finance PLC 6.500% due 06/28/2012	(1.150)%	6/20/2016	Barclays Bank PLC	1.2026%	2,300,000	6,415	—	6,415

Transocean, Inc. 7.378% due 04/15/2018	(1.000)%	6/20/2011	Barclays Bank PLC	0.6811%	400,000	(828)	2,670	(3,498)

Transocean, Inc. 7.378% due 04/15/2018	(1.000)%	3/20/2011	Goldman Sachs International	0.6793%	1,400,000	(1,777)	27,789	(29,566)

						$(286,590)	$(209,043)	$(77,547)

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection (5)

				Implied Credit			Upfront
				Spread at			Premiums	Unrealized
	Fixed Deal	Termination		October 31,	Notional		Paid/	Appreciation/
Reference Obligation	Receive Rate	Date	Counterparty	2010(3)	Amount(2)	Value	(Received)	(Depreciation)

Goldman Sachs Group, Inc. 6.600% due 01/15/2012	1.000%	3/20/2011	Bank of America NA	0.8093%	$1,800,000	$1,358	$(9,612)	$10,970

Russian Foreign Bond 7.500% due 03/31/2030	1.000%	12/20/2010	Goldman Sachs International	0.4023%	5,000,000	4,395	3,303	1,092

						$5,753	$(6,309)	$12,062

@	Illiquid security

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

BRL-CDI — Brazil Interbank Deposit Rate

EURIBOR — Euro Interbank Offered Rate

LIBOR — London Interbank Offered Rate
The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2010 (see Note 1):

			Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Assets:
Long-Term Investment Securities:
Asset Backed Securities	$—	$22,380,180	$—	$22,380,180
U.S. Corporate Bonds & Notes	—	63,071,050	105,345	63,176,395
Foreign Corporate Bonds & Notes	—	64,069,303	—	64,069,303
Foreign Government Agencies	—	19,109,693	—	19,109,693
U.S. Government Agencies	—	313,041,470	—	313,041,470
U.S. Government Treasuries	—	160,387,974	—	160,387,974
Municipal Bonds & Notes	—	22,340,404	—	22,340,404
Foreign Government Treasuries	—	10,318,202	—	10,318,202
Common Stock	1,156	—	0	1,156
Membership Interest Certificates	—	—	6	6
Warrants	—	—	45,000	45,000
Put Options — Purchased	—	19,786	—	19,786
Short-Term Investment Securities:
U.S. Government Treasuries	—	92,286,891	—	92,286,891
Repurchase Agreements	—	131,600,000	—	131,600,000
Other Financial Instruments:@
Written Straddle Options — Appreciation	—	2,312	—	2,312
Written Options on Interest Rate Swap Contracts — Appreciation	—	873,251	—	873,251
Written Put Options on Exchange Traded Futures — Appreciation	1,664	—	—	1,664
Open Forward Foreign Currency Contracts — Appreciation		688,994		688,994
Interest Rate Swaps Contracts — Appreciation	—	928,118	—	928,118
Credit Default Swaps on Corporate & Sovereign Issues — Buy Protection — Appreciation	—	33,186	—	33,186
Credit Default Swaps on Corporate & Sovereign Issues — Sell Protection — Appreciation	—	12,062	—	12,062

Total	$2,820	$901,162,876	$150,351	$901,316,047

Liabilities:
Bonds & Notes Sold Short:
U.S. Government Agencies	—	2,192,813	—	2,192,813
Other Financial Instruments:@
Written Options on Interest Rate Swap Contracts — Depreciation	—	408,350	—	408,350
Written Call Options on Exchange Traded Futures — Depreciation	1,317	—	—	1,317
Open Futures Contracts — Depreciation	250,392	—	—	250,392
Open Forward Foreign Currency Contracts — Depreciation	—	2,777,704	—	2,777,704
Interest Rate Swaps Contracts — Depreciation	—	10,104	—	10,104
Credit Default Swaps on Corporate & Sovereign Issues — Buy Protection — Depreciation	—	110,733	—	110,733

Total	$251,709	$5,499,704	$—	$5,751,413

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
The following is a reconciliation of Level 3 assets which significant unobservable inputs were used to determine fair value:

					Membership
	U.S. Corporate	Foreign Corporate	U.S.	Common	Interest
	Bonds & Notes	Bonds & Notes	Government Agencies	Stock	Certificates	Warrants

Balance as of 1/31/2010	$0	$5,006,397	$2,483,250	$0	$6	$86,250
Accrued discounts/premiums	—	(16)	96,494	—	—	—
Realized gain(loss)	—	(99,960)	—	—	—	(0)
Change in unrealized appreciation (depreciation)(1)	—	345,054	105,169	—	—	(41,250)
Net purchases(sales)	—	(365,040)	—	—	—	—
Transfers in and/or out of Level 3(2)	105,345	(4,886,435)	(2,684,913)	—	—	—

Balance as of 10/31/2010	$105,345	$—	$—	$0	$6	$45,000

(1) The total change in unrealized appreciation (depreciation) attributable to level 3 investments still held at October 31, 2010 includes:

					Membership
	U.S. Corporate	Foreign Corporate	U.S.	Common	Interest
	Bonds & Notes	Bonds & Notes	Government Agencies	Stock	Certificates	Warrants

	$—	$—	$—	$—	$—	$(41,250)

(2)	The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period.

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS — October 31, 2010
(unaudited)

	Shares/
Common Stock — 60.9%	Principal	Value
	Amount	(Note 1)

AEROSPACE/DEFENSE — 0.6%
General Dynamics Corp.	8,600	$585,832
The Boeing Co.	2,500	176,600

		762,432

AEROSPACE/DEFENSE-EQUIPMENT — 0.6%
United Technologies Corp.	11,319	846,322

AIRLINES — 0.1%
United Continental Holdings, Inc.†	6,200	180,048

APPAREL MANUFACTURERS — 0.1%
Jones Group, Inc.	5,300	76,638
VF Corp.	463	38,540

		115,178

APPLIANCES — 0.1%
Whirlpool Corp.	1,600	121,328

APPLICATIONS SOFTWARE — 1.8%
Intuit, Inc.†	8,000	384,000
Microsoft Corp.	74,046	1,972,585

		2,356,585

AUTO-CARS/LIGHT TRUCKS — 0.1%
Ford Motor Co.†	13,100	185,103

AUTO-HEAVY DUTY TRUCKS — 0.3%
PACCAR, Inc.	7,832	401,468

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 0.6%
Johnson Controls, Inc.	22,609	794,028

BANKS-COMMERCIAL — 0.2%
BB&T Corp.	7,624	178,478
Regions Financial Corp.	11,814	74,428
SVB Financial Group†	1,110	48,108
Zions Bancorporation	1,064	21,982

		322,996

BANKS-FIDUCIARY — 0.1%
State Street Corp.	3,128	130,625

BANKS-SUPER REGIONAL — 1.9%
Capital One Financial Corp.	10,266	382,614
Comerica, Inc.	1,285	45,977
Huntington Bancshares, Inc.	25,400	144,018
PNC Financial Services Group, Inc.	10,400	560,560
US Bancorp	12,997	314,267
Wells Fargo & Co.	39,048	1,018,372

		2,465,808

BATTERIES/BATTERY SYSTEMS — 0.1%
Energizer Holdings, Inc.†	1,900	142,082

BEVERAGES-NON-ALCOHOLIC — 0.8%
PepsiCo, Inc.	5,633	367,835
The Coca-Cola Co.	11,374	697,454

		1,065,289

BEVERAGES-WINE/SPIRITS — 0.1%
Constellation Brands, Inc., Class A†	7,100	140,083

BUILDING-RESIDENTIAL/COMMERCIAL — 0.1%
D.R. Horton, Inc.	3,300	34,452
Lennar Corp., Class A	5,350	77,629
NVR, Inc.†	61	38,272

		150,353

CABLE/SATELLITE TV — 0.4%
Comcast Corp., Class A	12,888	265,235
DIRECTV, Class A†	2,342	101,783
Time Warner Cable, Inc.	1,800	104,166

		471,184

CASINO SERVICES — 0.1%
International Game Technology	8,339	130,005

CELLULAR TELECOM — 0.2%
Sprint Nextel Corp.†	54,853	225,994

CHEMICALS-DIVERSIFIED — 1.7%
Celanese Corp., Series A	4,900	174,685
E.I. du Pont de Nemours & Co.	25,742	1,217,082
PPG Industries, Inc.	3,900	299,130
The Dow Chemical Co.	15,951	491,769

		2,182,666

CHEMICALS-SPECIALTY — 0.3%
Cytec Industries, Inc.	1,100	54,472
Eastman Chemical Co.	1,900	149,283
Lubrizol Corp.	1,500	153,735

		357,490

COMMERCIAL SERVICES — 0.1%
Alliance Data Systems Corp.†	2,650	160,908

COMMERCIAL SERVICES-FINANCE — 0.2%
Mastercard, Inc., Class A	891	213,894
Visa, Inc., Class A	848	66,288

		280,182

COMPUTER SERVICES — 1.8%
Cognizant Technology Solutions Corp., Class A†	4,021	262,129
Computer Sciences Corp.	1,800	88,290
International Business Machines Corp.	13,583	1,950,519

		2,300,938

COMPUTERS — 2.9%
Apple, Inc.†	9,751	2,933,783
Dell, Inc.†	7,092	101,983
Hewlett-Packard Co.	17,215	724,063

		3,759,829

COMPUTERS-MEMORY DEVICES — 0.5%
EMC Corp.†	20,814	437,302
SanDisk Corp.†	3,571	134,198
Seagate Technology PLC†	1,300	19,045

		590,545

COMPUTERS-PERIPHERY EQUIPMENT — 0.1%
Lexmark International, Inc., Class A†	4,000	152,120

CONSULTING SERVICES — 0.0%
Genpact, Ltd.†	1,747	27,777

CONSUMER PRODUCTS-MISC. — 0.4%
Kimberly-Clark Corp.	8,200	519,388

COSMETICS & TOILETRIES — 1.0%
Colgate-Palmolive Co.	2,292	176,759
The Procter & Gamble Co.	17,575	1,117,243

		1,294,002

CRUISE LINES — 0.3%
Carnival Corp.(1)	10,167	438,909

DENTAL SUPPLIES & EQUIPMENT — 0.1%
Sirona Dental Systems, Inc.†	3,800	143,070

DIALYSIS CENTERS — 0.0%
DaVita, Inc.†	634	45,490

DIVERSIFIED BANKING INSTITUTIONS — 3.1%
Bank of America Corp.	95,558	1,093,183

Citigroup, Inc.†	296,409	1,236,026
Morgan Stanley	14,793	367,902
The Goldman Sachs Group, Inc.	8,551	1,376,283

		4,073,394

DIVERSIFIED MANUFACTURING OPERATIONS — 2.1%
Eaton Corp.	7,000	621,810
General Electric Co.	29,764	476,819
Honeywell International, Inc.	14,123	665,335
Parker Hannifin Corp.	6,597	505,000
Tyco International, Ltd.	13,248	507,134

		2,776,098

E-COMMERCE/PRODUCTS — 0.3%
Amazon.com, Inc.†	2,411	398,153

ELECTRIC-INTEGRATED — 1.6%
American Electric Power Co., Inc.	13,980	523,411
Constellation Energy Group, Inc.	1,800	54,432
DTE Energy Co.	2,600	121,576
Edison International	4,218	155,644
Entergy Corp.	596	44,420
NextEra Energy, Inc.	4,273	235,186
NV Energy, Inc.	11,419	155,984
PG&E Corp.	4,503	215,333
Public Service Enterprise Group, Inc.	5,394	174,496
SCANA Corp.	923	37,695
Southern Co.	5,696	215,708
Xcel Energy, Inc.	5,160	123,118

		2,057,003

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 0.5%
Broadcom Corp., Class A	4,377	178,319
Intel Corp.	3,300	66,231
Intersil Corp., Class A	18,728	245,150
Xilinx, Inc.	4,435	118,902

		608,602

ELECTRONIC CONNECTORS — 0.1%
Thomas & Betts Corp.†	3,700	161,135

ELECTRONIC FORMS — 0.1%
Adobe Systems, Inc.†	3,345	94,162

ENGINES-INTERNAL COMBUSTION — 0.4%
Cummins, Inc.	6,000	528,600

ENTERPRISE SOFTWARE/SERVICE — 0.9%
Oracle Corp.	38,608	1,135,075

FINANCE-CREDIT CARD — 0.2%
American Express Co.	6,591	273,263

FINANCE-INVESTMENT BANKER/BROKER — 0.1%
TD Ameritrade Holding Corp.†	8,944	152,853

FINANCE-OTHER SERVICES — 0.1%
CME Group, Inc.	260	75,309

FOOD-CANNED — 0.1%
Del Monte Foods Co.	9,500	136,230

FOOD-MEAT PRODUCTS — 0.1%
Tyson Foods, Inc., Class A	8,000	124,400

FOOD-MISC. — 0.4%
Campbell Soup Co.	5,433	196,946
General Mills, Inc.	5,402	202,791
Kellogg Co.	1,100	55,286
Kraft Foods, Inc., Class A	2,992	96,552

		551,575

FOOD-RETAIL — 0.3%
The Kroger Co.	20,007	440,154

FOOD-WHOLESALE/DISTRIBUTION — 0.3%
Sysco Corp.	13,811	406,872

FOOTWEAR & RELATED APPAREL — 0.1%
Deckers Outdoor Corp.†	1,400	81,340

GAS-DISTRIBUTION — 0.4%
Sempra Energy	9,900	529,452

HOSPITAL BEDS/EQUIPMENT — 0.1%
Kinetic Concepts, Inc.†	3,200	121,696

HOTELS/MOTELS — 0.2%
Starwood Hotels & Resorts Worldwide, Inc.	1,779	96,315
Wyndham Worldwide Corp.	6,900	198,375

		294,690

INDEPENDENT POWER PRODUCERS — 0.0%
Mirant Corp.†	248	2,631

INSTRUMENTS-SCIENTIFIC — 0.2%
Thermo Fisher Scientific, Inc.†	5,266	270,778

INSURANCE-LIFE/HEALTH — 0.8%
Aflac, Inc.	1,680	93,895
Lincoln National Corp.	7,597	185,975
Protective Life Corp.	3,000	71,910
Prudential Financial, Inc.	14,423	758,361

		1,110,141

INSURANCE-MULTI-LINE — 0.7%
ACE, Ltd.	9,039	537,097
Hartford Financial Services Group, Inc.	2,400	57,552
MetLife, Inc.	2,581	104,092
XL Group PLC	10,356	219,030

		917,771

INSURANCE-REINSURANCE — 0.5%
Alterra Capital Holdings, Ltd.	4,100	82,820
Berkshire Hathaway, Inc., Class B†	2,840	225,951
Endurance Specialty Holdings, Ltd.	3,700	153,180
RenaissanceRe Holdings, Ltd.	3,982	239,955

		701,906

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 0.4%
Ameriprise Financial, Inc.	7,300	377,337
Invesco, Ltd.	5,816	133,768

		511,105

MACHINERY-CONSTRUCTION & MINING — 0.1%
Joy Global, Inc.	1,900	134,805

MACHINERY-FARMING — 0.2%
Deere & Co.	4,192	321,946

MEDICAL INSTRUMENTS — 0.1%
Boston Scientific Corp.†	6,418	40,947
Medtronic, Inc.	3,200	112,672

		153,619

MEDICAL PRODUCTS — 0.3%
Covidien PLC	5,894	234,994
Hospira, Inc.†	800	47,584
The Cooper Cos., Inc.	3,000	148,020

		430,598

MEDICAL-BIOMEDICAL/GENE — 1.2%
Alexion Pharmaceuticals, Inc.†	560	38,248
Amgen, Inc.†	7,800	446,082
Biogen Idec, Inc.†	8,946	561,004
Celgene Corp.†	6,979	433,186
Genzyme Corp.†	800	57,704

		1,536,224

MEDICAL-DRUGS — 3.1%
Abbott Laboratories	16,094	825,944
Cephalon, Inc.†	2,300	152,812
Endo Pharmaceuticals Holdings, Inc.†	4,700	172,678
Merck & Co., Inc.	38,232	1,387,057
Pfizer, Inc.	90,821	1,580,285

		4,118,776

MEDICAL-HMO — 1.2%
Aetna, Inc.	10,472	312,694
AMERIGROUP Corp.†	3,000	125,190
Health Net, Inc.†	5,300	142,517
Humana, Inc.†	2,800	163,212
UnitedHealth Group, Inc.	18,522	667,718
WellPoint, Inc.†	3,145	170,899

		1,582,230

MEDICAL-WHOLESALE DRUG DISTRIBUTION — 0.3%
Cardinal Health, Inc.	10,966	380,411
McKesson Corp.	1,190	78,516

		458,927

METAL PROCESSORS & FABRICATION — 0.1%
Timken Co.	3,700	153,254

METAL-ALUMINUM — 0.1%
Alcoa, Inc.	5,877	77,165

METAL-COPPER — 0.9%
Freeport-McMoRan Copper & Gold, Inc.	12,488	1,182,364

METAL-IRON — 0.1%
Cliffs Natural Resources, Inc.	1,750	114,100

MULTIMEDIA — 1.9%
The Walt Disney Co.	11,092	400,532
Time Warner, Inc.	54,206	1,762,237
Viacom, Inc., Class B	9,900	382,041

		2,544,810

NETWORKING PRODUCTS — 1.2%
Cisco Systems, Inc.†	54,749	1,249,920
Juniper Networks, Inc.†	12,008	388,939

		1,638,859

OFFICE AUTOMATION & EQUIPMENT — 0.5%
Xerox Corp.	51,000	596,700

OIL & GAS DRILLING — 0.1%
Patterson-UTI Energy, Inc.	5,300	102,873

OIL COMPANIES-EXPLORATION & PRODUCTION — 2.5%
Anadarko Petroleum Corp.	2,103	129,482
Apache Corp.	10,897	1,100,815
Devon Energy Corp.	3,131	203,577
EOG Resources, Inc.	6,749	646,014
Noble Energy, Inc.	404	32,918
Occidental Petroleum Corp.	15,422	1,212,632

		3,325,438

OIL COMPANIES-INTEGRATED — 3.4%
Chevron Corp.	25,454	2,102,755
ConocoPhillips	5,024	298,425
Exxon Mobil Corp.	30,587	2,033,118

		4,434,298

OIL FIELD MACHINERY & EQUIPMENT — 0.5%
Cameron International Corp.†	3,700	161,875
National Oilwell Varco, Inc.	8,600	462,336

		624,211

OIL-FIELD SERVICES — 0.6%
Baker Hughes, Inc.	3,532	163,638
Halliburton Co.	2,800	89,208
Schlumberger, Ltd.	8,304	580,366

		833,212

PHARMACY SERVICES — 0.1%
Medco Health Solutions, Inc.†	2,617	137,471

PRINTING-COMMERCIAL — 0.1%
R.R. Donnelley & Sons Co.	6,800	125,460

PUBLISHING-NEWSPAPERS — 0.2%
Gannett Co., Inc.	18,646	220,955

REAL ESTATE INVESTMENT TRUSTS — 0.6%
Alexandria Real Estate Equities, Inc.	1,000	73,480
Digital Realty Trust, Inc.	1,600	95,568
Douglas Emmett, Inc.	5,300	95,082
Equity Residential	3,100	150,753
Realty Income Corp.	3,300	113,124
Simon Property Group, Inc.	2,123	203,850

		731,857

RETAIL-APPAREL/SHOE — 0.1%
Limited Brands, Inc.	2,400	70,536

RETAIL-AUTO PARTS — 0.5%
Advance Auto Parts, Inc.	2,300	149,454
AutoZone, Inc.†	2,047	486,429

		635,883

RETAIL-BUILDING PRODUCTS — 0.2%
Lowe’s Cos., Inc.	13,433	286,526

RETAIL-COMPUTER EQUIPMENT — 0.0%
GameStop Corp., Class A†	1,993	39,182

RETAIL-DISCOUNT — 0.8%
Big Lots, Inc.†	3,800	119,206
Dollar Tree, Inc.†	2,800	143,668
Family Dollar Stores, Inc.	1,500	69,255
Wal-Mart Stores, Inc.	14,371	778,477

		1,110,606

RETAIL-DRUG STORE — 0.2%
CVS Caremark Corp.	6,159	185,509
Walgreen Co.	1,760	59,629

		245,138

RETAIL-JEWELRY — 0.1%
Signet Jewelers, Ltd.†	4,000	140,720

RETAIL-MAIL ORDER — 0.1%
Williams-Sonoma, Inc.	4,100	132,717

RETAIL-MAJOR DEPARTMENT STORES — 0.0%
J.C. Penney Co., Inc.	1,556	48,516

RETAIL-OFFICE SUPPLIES — 0.3%
Staples, Inc.	16,509	337,939

RETAIL-REGIONAL DEPARTMENT STORES — 0.2%
Kohl’s Corp.†	2,271	116,275
Macy’s, Inc.	6,600	156,024

		272,299

RETAIL-RESTAURANTS — 0.6%
Darden Restaurants, Inc.	5,167	236,184
Starbucks Corp.	4,000	113,920
Yum! Brands, Inc.	8,141	403,468

		753,572

SCHOOLS — 0.1%
Apollo Group, Inc., Class A†	2,174	81,482

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 0.4%
Analog Devices, Inc.	5,270	177,441

Marvell Technology Group, Ltd.†	15,447	298,281

		475,722

SEMICONDUCTOR EQUIPMENT — 0.4%
Applied Materials, Inc.	3,900	48,204
Lam Research Corp.†	2,394	109,621
Novellus Systems, Inc.†	11,646	340,180

		498,005

TELECOM EQUIPMENT-FIBER OPTICS — 0.1%
Corning, Inc.	6,363	116,316

TELECOM SERVICES — 0.1%
Amdocs, Ltd.†	4,700	144,196

TELEPHONE-INTEGRATED — 1.7%
AT&T, Inc.	31,891	908,894
CenturyLink, Inc.	9,834	406,931
Frontier Communications Corp.	12,031	105,632
Verizon Communications, Inc.	26,126	848,311

		2,269,768

TELEVISION — 0.1%
CBS Corp., Class B	5,710	96,670

THERAPEUTICS — 0.1%
Warner Chilcott PLC, Class A	6,300	151,452

TOBACCO — 1.4%
Altria Group, Inc.	9,390	238,694
Lorillard, Inc.	7,200	614,448
Philip Morris International, Inc.	17,420	1,019,070

		1,872,212

TRANSPORT-RAIL — 0.9%
Norfolk Southern Corp.	17,941	1,103,192
Union Pacific Corp.	1,372	120,297

		1,223,489

TRANSPORT-SERVICES — 0.1%
United Parcel Service, Inc., Class B	2,100	141,414

VITAMINS & NUTRITION PRODUCTS — 0.1%
Herbalife, Ltd.	1,900	121,334

WATER — 0.1%
American Water Works Co., Inc.	3,807	90,911

WEB PORTALS/ISP — 0.3%
Google, Inc., Class A†	644	394,766

WIRELESS EQUIPMENT — 0.7%
American Tower Corp., Class A†	1,446	74,628
QUALCOMM, Inc.	17,770	801,960

		876,588

TOTAL COMMON STOCK (cost $71,799,167)		80,002,724

Asset Backed Securities — 5.2%

AUTOMOBILE — 0.2%
Ally Auto Receivables Trust Series 2010-1, Class A2 0.75% due 04/15/12	$80,000	80,021
Mercedes-Benz Auto Receivables Trust Series 2010-1, Class A2 0.70% due 08/15/12	135,000	135,076
Wachovia Auto Owner Trust Series 2008-A, Class A3A 4.81% due 09/20/12	46,967	47,590

		262,687

CREDIT CARD BULLET — 0.3%
Capital One Multi-Asset Execution Trust, Series 2006-A4, Class A4 0.30% due 12/16/13 FRS	375,000	374,819

DIVERSIFIED FINANCIAL SERVICES — 4.7%
American Home Mtg. Assets, Series 2006-2, Class 1A1 1.31% due 09/25/46 FRS(2)	92,570	48,830
BA Credit Card Trust Series 2008-A5, Class A5 1.46% due 12/16/13 FRS	250,000	251,812
Banc of America Mtg. Securities, Inc. Series 2004-5, Class 3A2 4.75% due 06/25/19(2)	75,622	78,687
Citibank Omni Master Trust Series 2010-5A, Class A 2.36% due 05/16/16*	480,000	486,316
Citigroup Mtg. Loan Trust Series 2007-12 Class 2A1 6.50% due 10/25/36*(2)	335,993	232,664
Citigroup Mtg. Loan Trust, Inc., Series 2007-WFH2, Class A2 0.41% due 03/25/37 FRS	172,583	155,973
Citimortgage Alternative Loan Trust Series 2007-A1, Class 1A7 6.00% due 01/25/37(2)	331,493	253,663
Countrywide Alternative Loan Trust Series 2006-OA9, Class 1A1 0.46% due 07/25/36 FRS(2)	611,145	274,101
Countrywide Alternative Loan Trust Series 2006-J5, Class 1A1 6.50% due 09/25/36(2)	665,858	448,879
Countrywide Home Loan Mtg. Pass Through Trust Series 2005-21, Class A2 5.50% due 10/25/35(2)	156,111	148,768
Credit Suisse Mtg. Capital Certificates Series 2004-AR8, Class 2A1 2.84% due 09/25/34(2) VRS	110,894	103,604
GS Mtg. Securities Corp. II, Series 2006-GG6, Class A4 5.55% due 04/10/38 (3)VRS	1,000,000	1,084,916
GSAMP Trust Series 2006-FM1, Class A2C 0.42% due 04/25/36 FRS	560,264	381,450
Lehman Mtg. Trust Series 2007-4, Class 4A1 6.00% due 05/25/37(2)	77,632	50,222
Merrill Lynch Mtg. Trust, Series 2005-CK11, Class A6 5.24% due 11/12/37(3)VRS	1,000,000	1,104,667
Option One Mtg. Loan Trust Series 2007-6, Class 2A1 0.32% due 06/25/37 FRS	163,368	156,619
Washington Mutual Mtg. Pass-Through Certificates Series 2006-5, Class 2CB1 6.00% due 07/25/36(2)	201,300	141,821
Wells Fargo Home Equity Trust Series 2006-1, Class A3 0.41% due 05/25/36 FRS	202,492	199,749
Wells Fargo Home Equity Trust Series 2004-2, Class AI6 5.00% due 05/25/34 VRS	105,000	107,413

Wells Fargo Mtg. Backed Securities Trust Series 2005-2, Class 2A1 4.75% due 04/25/20(2)	111,955	116,301
Wells Fargo Mtg. Backed Securities Trust Series 2007-7, Class A1 6.00% due 06/25/37(2)	381,454	358,898

		6,185,353

TOTAL ASSET BACKED SECURITIES (cost $7,556,141)		6,822,859

Convertible Bonds & Notes — 0.0%

TELECOM SERVICES — 0.0%
ICO North America, Inc. Senior Sec. Notes 7.50% due 08/15/09†(4)(5)(6)(7)(8)(12) (cost $38,000)	38,000	31,160

U.S. Corporate Bonds & Notes — 8.6%

APPAREL MANUFACTURERS — 0.1%
Hanesbrands, Inc. Company Guar. Notes 4.12% due 12/15/14 FRS	40,000	39,900
Hanesbrands, Inc. Senior Notes 8.00% due 12/15/16	35,000	37,888

		77,788

BANKS-COMMERCIAL — 0.3%
Credit Suisse New York Senior Notes 5.50% due 05/01/14	170,000	191,307
Credit Suisse New York Sub. Notes 6.00% due 02/15/18	85,000	95,504
UBS AG Stamford Branch Notes 5.88% due 12/20/17	100,000	114,625

		401,436

BANKS-SUPER REGIONAL — 0.2%
Capital One Financial Corp. Senior Notes 7.38% due 05/23/14	105,000	122,714
PNC Funding Corp. Bank Guar. Notes 4.38% due 08/11/20	80,000	81,058
Wells Fargo & Co. Senior Notes 3.75% due 10/01/14	100,000	106,969

		310,741

BEVERAGES-WINE/SPIRITS — 0.1%
Constellation Brands, Inc. Company Guar. Notes 7.25% due 09/01/16	110,000	121,000

BREWERY — 0.1%
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 6.88% due 11/15/19*	80,000	99,980
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 7.20% due 01/15/14*	85,000	99,643

		199,623

BROADCAST SERVICES/PROGRAM — 0.0%
Discovery Communications LLC Company Guar. Notes 6.35% due 06/01/40	40,000	43,816

BUILDING & CONSTRUCTION PRODUCTS-MISC. — 0.1%
Owens Corning Company Guar. Notes 6.50% due 12/01/16	95,000	103,307

CABLE TV — 0.0%
Comcast Corp. Company Guar. Notes 6.30% due 11/15/17	40,000	47,438

CABLE/SATELLITE TV — 0.4%
Cequel Communications Holdings I LLC/Cequel Capital Corp. Senior Notes 8.63% due 11/15/17*	35,000	37,450
Comcast Corp. Company Guar. Notes 5.15% due 03/01/20	150,000	164,979
Comcast Corp. Company Guar. Notes 6.50% due 01/15/17	65,000	77,077
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. Company Guar. Notes 6.38% due 06/15/15	70,000	72,450
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. Company Guar. Notes 7.63% due 05/15/16	55,000	61,600
Echostar DBS Corp. Company Guar. Notes 7.13% due 02/01/16	110,000	116,600
Time Warner Cable, Inc. Company Guar. Notes 6.55% due 05/01/37	40,000	44,578

		574,734

CELLULAR TELECOM — 0.0%
MetroPCS Wireless, Inc. Company Guar. Notes 7.88% due 09/01/18	30,000	32,175

CHEMICALS-DIVERSIFIED — 0.1%
Lyondell Chemical Co. Senior Sec. Notes 11.00% due 05/01/18	100,000	112,000

CHEMICALS-SPECIALTY — 0.0%
Huntsman International LLC Company Guar. 5.50% due 06/30/16	35,000	34,781

COAL — 0.0%
Arch Coal, Inc. Company Guar. Notes 8.75% due 08/01/16	35,000	39,288
Arch Western Finance LLC Company Guar. Notes 6.75% due 07/01/13	19,000	19,190

		58,478

COMMERCIAL SERVICES — 0.0%
Iron Mountain, Inc. Company Guar. Notes 6.63% due 01/01/16	25,000	25,125

CONSUMER PRODUCTS-MISC. — 0.1%
Jarden Corp. Company Guar. Notes 7.50% due 05/01/17	25,000	26,594
Jarden Corp. Company Guar. Notes 8.00% due 05/01/16	35,000	38,631
Spectrum Brands, Inc. Senior Sec. Notes 9.50% due 06/15/18*	50,000	55,531

		120,756

DIVERSIFIED BANKING INSTITUTIONS — 0.8%
Bank of America Corp. Senior Notes 4.50% due 04/01/15	90,000	93,723
Bank of America Corp. Senior Notes 5.65% due 05/01/18	80,000	84,199
Bank of America Corp. Notes 6.50% due 08/01/16	155,000	172,838
Citigroup, Inc. Notes 5.38% due 08/09/20	35,000	36,836
Citigroup, Inc. Senior Notes 5.50% due 04/11/13	105,000	113,680
Citigroup, Inc. Senior Notes 5.50% due 10/15/14	60,000	65,610
Citigroup, Inc. Senior Notes 6.00% due 08/15/17	25,000	27,562
Citigroup, Inc. Notes 8.50% due 05/22/19	35,000	43,949
Morgan Stanley Senior Notes 5.45% due 01/09/17	120,000	127,421
Morgan Stanley Senior Notes 5.50% due 01/26/20	80,000	83,271
The Goldman Sachs Group, Inc. Senior Notes 6.15% due 04/01/18	75,000	83,981
The Goldman Sachs Group, Inc. Senior Notes 7.50% due 02/15/19	95,000	114,357

		1,047,427

DIVERSIFIED FINANCIAL SERVICES — 0.1%
General Electric Capital Corp. Senior Notes 5.88% due 01/14/38	115,000	116,954

DIVERSIFIED MANUFACTURING OPERATIONS — 0.1%
General Electric Co. Senior Notes 5.25% due 12/06/17	85,000	95,699
Sally Holdings LLC Company Guar. Notes 9.25% due 11/15/14	25,000	26,281

		121,980

ELECTRIC-GENERATION — 0.0%
The AES Corp. Senior Notes 9.75% due 04/15/16	45,000	52,313

ELECTRIC-INTEGRATED — 0.5%
Consolidated Edison Co. of New York, Inc. Senior Notes 5.70% due 06/15/40	80,000	86,682
Dominion Resources, Inc. Senior Notes 5.20% due 08/15/19	45,000	51,053
DTE Energy Co. Senior Notes 6.38% due 04/15/33	25,000	26,316
DTE Energy Co. Senior Notes 7.63% due 05/15/14	65,000	77,285
Nevada Power Co. General Refunding Mtg. 7.13% due 03/15/19	65,000	80,288
Nisource Finance Corp. Company Guar. Notes 6.80% due 01/15/19	80,000	94,610
Oncor Electric Delivery Co. LLC Senior Sec. Notes 5.25% due 09/30/40*	75,000	72,935
Progress Energy, Inc. Senior Notes 6.00% due 12/01/39	20,000	21,915
Southern Energy, Inc. Escrow Notes 7.90% due 07/15/09†(4)(12)	200,000	0
Xcel Energy, Inc. Senior Notes 4.70% due 05/15/20	95,000	104,059

		615,143

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 0.0%
Amkor Technology, Inc. Senior Notes 7.38% due 05/01/18*	45,000	46,800

ELECTRONICS-MILITARY — 0.0%
L-3 Communications Corp. Senior Sub. Notes 5.88% due 01/15/15	35,000	35,700

ENTERPRISE SOFTWARE/SERVICE — 0.1%
JDA Software Group, Inc. Senior Notes 8.00% due 12/15/14*	35,000	37,450
Oracle Corp. Senior Notes 6.13% due 07/08/39	30,000	34,856
Oracle Corp. Notes 6.50% due 04/15/38	15,000	18,058

		90,364

FINANCE-AUTO LOANS — 0.1%
Ford Motor Credit Co., LLC Senior Notes 8.70% due 10/01/14	100,000	115,060

FINANCE-CONSUMER LOANS — 0.2%
HSBC Finance Corp. Notes 5.00% due 06/30/15	225,000	246,226

FINANCE-CREDIT CARD — 0.2%
American Express Credit Corp. Senior Notes 7.30% due 08/20/13	275,000	314,473

FINANCE-INVESTMENT BANKER/BROKER — 0.1%
Credit Suisse USA, Inc. Senior Notes 5.50% due 08/16/11	80,000	83,196
Lehman Brothers Holdings Capital Trust VII Ltd. Guar. Notes 5.86% due 05/31/12 †(6)(9)(10)(12)FRS	230,000	23

		83,219

FOOD-MISC. — 0.3%
Kraft Foods, Inc. Senior Notes 5.38% due 02/10/20	30,000	33,611
Kraft Foods, Inc. Senior Bonds 6.00% due 02/11/13	230,000	255,241
Kraft Foods, Inc. Senior Notes 7.00% due 08/11/37	45,000	54,108

		342,960

FOOD-RETAIL — 0.1%
SUPERVALU, Inc. Senior Notes 8.00% due 05/01/16	115,000	116,869

FUNERAL SERVICES & RELATED ITEMS — 0.1%
Service Corp. International Senior Notes 7.38% due 10/01/14	95,000	103,787

HOME FURNISHINGS — 0.1%
Sealy Mattress Co. Company Guar. Notes 8.25% due 06/15/14	90,000	91,125
Simmons Bedding Co. Company Guar. Notes 11.25% due 07/15/15*	45,000	48,656

		139,781

INDEPENDENT POWER PRODUCERS — 0.1%
Mirant North America LLC Company Guar. Notes 7.38% due 12/31/13	55,000	56,444
NRG Energy, Inc. Company Guar. Notes 7.38% due 02/01/16	110,000	114,537

		170,981

INSURANCE-LIFE/HEALTH — 0.2%
Pricoa Global Funding I Senior Notes 5.40% due 10/18/12*	170,000	182,185
Prudential Financial, Inc. Senior Notes 7.38% due 06/15/19	85,000	103,026

		285,211

INSURANCE-MULTI-LINE — 0.1%
MetLife, Inc. Senior Notes 6.75% due 06/01/16	50,000	59,921
Metropolitan Life Global Funding I Senior Notes 5.13% due 04/10/13*	100,000	108,921

		168,842

MACHINERY-CONSTRUCTION & MINING — 0.1%
Terex Corp. Senior Sub. Notes 8.00% due 11/15/17	75,000	74,813

MEDICAL LABS & TESTING SERVICES — 0.1%
Roche Holdings, Inc. Company Guar. Notes 6.00% due 03/01/19*	60,000	72,388

MEDICAL PRODUCTS — 0.1%
Cooper Cos., Inc. Company Guar. Notes 7.13% due 02/15/15	45,000	46,687
LVB Acquisition Holding LLC Company Guar. Notes 10.38% due 10/15/17(5)	85,000	94,775

		141,462

MEDICAL-HMO — 0.1%
UnitedHealth Group, Inc. Senior Notes 5.70% due 10/15/40	85,000	84,758

MEDICAL-HOSPITALS — 0.2%
Community Health Systems, Inc. Company Guar. Notes 8.88% due 07/15/15	15,000	16,050
HCA, Inc. Sec. Notes 9.63% due 11/15/16(5)	145,000	157,687
Health Management Associates, Inc. Senior Sec. Notes 6.13% due 04/15/16	115,000	118,450

		292,187

MULTIMEDIA — 0.1%
NBC Universal, Inc. Senior Notes 4.38% due 04/01/21*	130,000	132,780
News America, Inc. Company Guar. Notes 7.85% due 03/01/39	25,000	31,140

		163,920

MUSIC — 0.0%
Steinway Musical Instruments Senior Notes 7.00% due 03/01/14*	15,000	15,150

NETWORKING PRODUCTS — 0.1%
Cisco Systems, Inc. Senior Notes 5.50% due 01/15/40	80,000	85,460

NON-HAZARDOUS WASTE DISPOSAL — 0.0%
Waste Management, Inc. Company Guar. Notes 4.75% due 06/30/20	30,000	32,260

OFFICE AUTOMATION & EQUIPMENT — 0.1%
Xerox Corp. Senior Notes 4.25% due 02/15/15	115,000	123,841

OIL COMPANIES-EXPLORATION & PRODUCTION — 0.1%
Chesapeake Energy Corp. Company Guar. Notes 6.50% due 08/15/17	45,000	46,912
Denbury Resources, Inc. Company Guar. Notes 9.75% due 03/01/16	70,000	79,275
Petrohawk Energy Corp. Company Guar. Notes 7.88% due 06/01/15	35,000	37,100

		163,287

OIL COMPANIES-INTEGRATED — 0.1%
ConocoPhillips Company Guar. Notes 6.50% due 02/01/39	60,000	73,638

PAPER & RELATED PRODUCTS — 0.1%
Georgia-Pacific LLC Company Guar. Notes 7.00% due 01/15/15*	55,000	57,406
International Paper Co. Senior Notes 7.30% due 11/15/39	50,000	56,992

		114,398

PIPELINES — 0.5%
DCP Midstream LLC Senior Notes 5.35% due 03/15/20*	60,000	64,841
DCP Midstream LLC Senior Notes 9.75% due 03/15/19*	55,000	72,838
Enterprise Products Operating LLC Company Guar. Notes 7.55% due 04/15/38	75,000	90,780
Kinder Morgan Energy Partners LP Senior Notes 6.85% due 02/15/20	85,000	101,945
Plains All American Pipeline LP Company Guar. Notes 5.75% due 01/15/20	100,000	111,720
Plains All American Pipeline LP Company Guar. Notes 6.50% due 05/01/18	45,000	52,467
Sonat, Inc. Notes 7.63% due 07/15/11	60,000	62,203
Williams Partners LP Senior Notes 6.30% due 04/15/40	45,000	48,512

		605,306

PRIVATE CORRECTIONS — 0.1%
Corrections Corp. of America Company Guar. Notes 7.75% due 06/01/17	85,000	92,438

REAL ESTATE INVESTMENT TRUSTS — 0.1%
Health Care REIT, Inc. Senior Notes 4.70% due 09/15/17	75,000	77,319
Host Hotels & Resorts LP Senior Notes 7.13% due 11/01/13	38,000	38,475

		115,794

RESORT/THEME PARKS — 0.1%
Vail Resorts, Inc. Senior Sub. Notes 6.75% due 02/15/14	105,000	106,837

RETAIL-DISCOUNT — 0.1%
Wal-Mart Stores, Inc. Senior Notes 5.38% due 04/05/17	90,000	106,305

RETAIL-DRUG STORE — 0.1%
CVS Caremark Corp. Senior Notes 6.13% due 09/15/39	35,000	37,717
CVS Pass-Through Trust Pass Through Certs. 7.51% due 01/10/32*	79,000	92,341

		130,058

SOVEREIGN AGENCY — 0.7%
Federal National Mortgage Association Notes 1.63% due 10/26/15	950,000	959,055

SPECIAL PURPOSE ENTITY — 0.1%
Teco Finance, Inc. Company Guar. Notes 5.15% due 03/15/20	70,000	75,983

TELECOM SERVICES — 0.1%
GCI, Inc. Senior Notes 8.63% due 11/15/19	45,000	49,500
PAETEC Holding Corp Senior Sec. Notes 8.88% due 06/30/17	35,000	37,713

		87,213

TELEPHONE-INTEGRATED — 0.3%
AT&T, Inc. Senior Notes 6.30% due 01/15/38	100,000	110,050
Qwest Communications International, Inc. Company Guar. Notes, Series B 7.50% due 02/15/14	70,000	71,400
Sprint Capital Corp. Company Guar. Notes 6.90% due 05/01/19	30,000	30,675
Verizon Communications, Inc. Senior Notes 6.35% due 04/01/19	55,000	67,485
Verizon Communications, Inc. Senior Notes 7.35% due 04/01/39	60,000	75,479
Windstream Corp. Company Guar. Notes 8.63% due 08/01/16	70,000	74,375

		429,464

TELEVISION — 0.1%
CBS Corp. Company Guar. Notes 5.90% due 10/15/40	80,000	77,485

TOBACCO — 0.3%
Altria Group, Inc. Company Guar. Notes 9.70% due 11/10/18	165,000	227,607
Philip Morris International, Inc. Senior Notes 5.65% due 05/16/18	170,000	200,799

		428,406

TRANSPORT-RAIL — 0.1%
Burlington Northern Santa Fe LLC Senior Notes 5.75% due 05/01/40	105,000	111,358

TOTAL U.S. CORPORATE BONDS & NOTES (cost $10,616,763)		11,240,552

Foreign Corporate Bonds & Notes — 2.7%

BANKS-COMMERCIAL — 0.4%
Standard Chartered PLC Senior Notes 5.50% due 11/18/14*	200,000	222,371
Svenska Handelsbanken AB Senior Notes 4.88% due 06/10/14*	235,000	258,781
Westpac Banking Corp. Senior Notes 4.20% due 02/27/15	90,000	97,712

		578,864

BUILDING SOCIETIES — 0.1%
Nationwide Building Society Senior Notes 4.65% due 02/25/15*	100,000	105,577

CELLULAR TELECOM — 0.1%
America Movil SAB de CV Company Guar. Notes 5.00% due 03/30/20	240,000	262,317

DIVERSIFIED MANUFACTURING OPERATIONS — 0.1%
Tyco International, Ltd./Tyco International Finance SA Company Guar. Notes 7.00% due 12/15/19	65,000	80,761

DIVERSIFIED MINERALS — 0.2%
Anglo American Capital PLC Company Guar. Notes 9.38% due 04/08/19*	100,000	136,297
Teck Resources, Ltd. Senior Sec. Notes 9.75% due 05/15/14	44,000	54,787
Vale Overseas, Ltd. Company Guar. Notes 5.63% due 09/15/19	90,000	100,652

		291,736

DIVERSIFIED OPERATIONS — 0.1%
Hutchison Whampoa International, Ltd. Company Guar. Notes 4.63% due 09/11/15*	100,000	108,172

FOOD-BAKING — 0.1%
Grupo Bimbo SAB de CV Company Guar. Notes 4.88% due 06/30/20*	100,000	104,092

FOOD-RETAIL — 0.0%
Delhaize Group SA Company Guar. Notes 5.70% due 10/01/40*	40,000	39,156

INVESTMENT COMPANIES — 0.1%
Xstrata Finance Canada, Ltd. Company Guar. Bonds 5.80% due 11/15/16*	65,000	73,059
Xstrata Finance Canada, Ltd. Company Guar. Notes 6.90% due 11/15/37*	40,000	43,387

		116,446

MULTIMEDIA — 0.1%
Quebecor Media, Inc. Senior Notes 7.75% due 03/15/16	90,000	93,937

OIL COMPANIES-EXPLORATION & PRODUCTION — 0.0%
Nexen, Inc. Bonds 6.40% due 05/15/37	50,000	54,633

OIL COMPANIES-INTEGRATED — 0.2%
Shell International Finance BV Company Guar. Notes 3.10% due 06/28/15	85,000	90,136
Suncor Energy, Inc. Senior Notes 6.10% due 06/01/18	85,000	100,564
Suncor Energy, Inc. Senior Notes 6.50% due 06/15/38	70,000	79,044

		269,744

OIL-FIELD SERVICES — 0.1%
Weatherford International, Ltd., Bermuda Company Guar. Notes 6.75% due 09/15/40	70,000	74,408

PIPELINES — 0.1%
TransCanada PipeLines, Ltd. Senior Notes 6.10% due 06/01/40	90,000	100,442

SATELLITE TELECOM — 0.1%
Intelsat Jackson Holdings SA Senior Notes 7.25% due 10/15/20*	75,000	76,687

SPECIAL PURPOSE ENTITIES — 0.2%
AngloGold Ashanti Holdings PLC Company Guar. Notes 5.38% due 04/15/20	120,000	128,160
IIRSA Norte Finance, Ltd. Senior Notes 8.75% due 05/30/24	202,388	237,300

		365,460

TELECOMMUNICATION EQUIPMENT — 0.1%
Angel Lux Common SA Senior Sec. Notes 8.88% due 05/01/16*	75,000	79,500

TELEPHONE-INTEGRATED — 0.5%
British Telecommunications PLC Bonds 9.63% due 12/15/30	45,000	62,567

Telecom Italia Capital SA Company Guar. Notes 6.18% due 06/18/14	170,000	189,939
Telecom Italia Capital SA Company Guar. Notes 7.00% due 06/04/18	20,000	23,755
Telecom Italia Capital SA Company Guar. Bonds 7.72% due 06/04/38	35,000	40,212
Telefonica Emisiones SAU Company Guar. Notes 5.86% due 02/04/13	350,000	383,606

		700,079

TELEVISION — 0.0%
Videotron Ltd. Senior Notes 6.88% due 01/15/14	30,000	30,412

TRANSPORT-RAIL — 0.1%
Canadian Pacific Railway Co. Senior Notes 7.25% due 05/15/19	65,000	80,495

TOTAL FOREIGN CORPORATE BONDS & NOTES (cost $3,281,871)		3,612,918

Foreign Government Agencies — 0.4%

SOVEREIGN — 0.4%
Federal Republic of Brazil Bonds 6.00% due 01/17/17	150,000	177,075
Federal Republic of Brazil Notes 8.00% due 01/15/18	170,833	206,452
Republic of South Africa Bonds 5.50% due 03/09/20	100,000	113,250

TOTAL FOREIGN GOVERNMENT AGENCIES (cost $448,390)		496,777

U.S. Government Agencies — 18.4%

FEDERAL HOME LOAN BANK — 0.3%
0.16% due 07/11/11 FRS	210,000	209,864
0.23% due 09/26/11 FRS	235,000	234,939

		444,803

FEDERAL HOME LOAN MTG. CORP. — 4.7%
0.23% due 09/26/11 FRS	280,000	279,928
0.25% due 10/21/11 FRS	475,000	475,001
2.88% due 02/09/15	545,000	584,351
4.50% due November 30 TBA	1,015,000	1,062,896
5.00% due 03/01/19	71,652	76,895
5.00% due November 30 TBA	440,000	466,606
5.13% due 10/18/16	245,000	291,009
5.40% due 06/01/37 FRS	34,392	36,758
5.42% due 07/01/37 FRS	59,238	63,298
5.45% due 06/01/37 FRS	267,334	285,503
5.50% due 06/01/37 FRS	36,940	39,497
5.50% due 07/01/34	270,862	292,851
5.50% due November 30 TBA	600,000	642,750
6.00% due November 30 TBA	570,000	617,470
6.50% due 05/01/16	14,776	16,203
Federal Home Loan Mtg. Corp. REMIC Series 3349, Class MY 5.50% due 07/15/37(2)	800,000	899,916

		6,130,932

FEDERAL NATIONAL MTG. ASSOC. — 10.2%
4.00% due November 15 TBA	1,260,000	1,319,850
4.00% due November 30 TBA	3,265,000	3,366,013
4.00% due December 30 TBA	600,000	616,500
4.50% due November 30 TBA	50,000	52,484
4.63% due 05/01/13	480,000	520,445
4.88% due 12/15/16	290,000	340,793
5.00% due 03/01/18	85,122	91,562
5.00% due 04/01/18	22,501	24,191
5.00% due 07/01/18	134,519	144,697
5.00% due 08/01/18	81,744	87,929
5.00% due 06/01/19	81,906	88,026
5.00% due 06/01/33	108,153	115,791
5.00% due 07/01/33	144,764	155,040
5.00% due 02/01/35	244,231	261,567
5.00% due 07/01/37	324,673	347,719
5.25% due 08/01/12	365,000	392,893
5.50% due 10/01/17	255,570	277,593
5.50% due 11/01/17	56,168	61,008
5.50% due 04/01/37	994,059	1,078,021
6.00% due 08/01/17	90,274	98,236
6.00% due November 30 TBA	1,280,000	1,389,600
6.00% due December 30 TBA	610,000	660,515
6.25% due 02/01/11	365,000	370,014
6.50% due 12/01/37	783,487	865,210
Federal National Mtg. Assoc. REMIC
Series 2003-35, Class DF 0.66% due 02/25/33 FRS(2)	69,014	69,060
Series 2010-116, Class BI 5.00% due 08/25/20	648,822	64,545
Series 2006-43, Class G 6.50% due 09/25/33(2)	76,308	77,876
Series 2006-63, Class AB 6.50% due 10/25/33(2)	49,229	49,984
Series 2006-63, Class AE 6.50% due 10/25/33(2)	47,260	47,984
Series 2006-59, Class DC 6.50% due 12/25/33(2)	230,559	237,640
Series 2006-78, Class BC 6.50% due 01/25/34(2)	62,888	64,291

		13,337,077

GOVERNMENT NATIONAL MTG. ASSOC. — 3.0%
4.00% due December 30 TBA	1,375,000	1,423,554
4.50% due 05/15/39	244,452	261,103
4.50% due November 30 TBA	10,000	10,606
5.00% due November 30 TBA	870,000	934,162
5.50% due 01/15/34	847,925	929,283
6.00% due November 30 TBA	290,000	318,230
7.50% due 01/15/32	105,326	122,598

		3,999,536

TENNESSEE VALLEY AUTHORITY — 0.2%
4.65% due 06/15/35	248,000	257,367

TOTAL U.S. GOVERNMENT AGENCIES (cost $23,486,440)		24,169,715

U.S. Government Treasuries — 3.9%

UNITED STATES TREASURY BONDS — 1.2%
4.50% due 02/15/36	520,000	569,400
4.50% due 08/15/39	476,000	517,650
4.63% due 02/15/40	160,000	177,550
5.38% due 02/15/31	140,000	173,950
8.00% due 11/15/21	108,000	161,393

		1,599,943

UNITED STATES TREASURY NOTES — 2.7%
1.25% due 09/30/15	460,000	462,156

1.88% due 06/30/15	1,834,000	1,900,483
2.63% due 08/15/20	995,000	995,933
3.00% due 02/28/17	162,000	174,732

		3,533,304

TOTAL U.S. GOVERNMENT TREASURIES (cost $5,114,295)		5,133,247

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $122,341,067)		131,509,952

Short-Term Investment Securities — 5.7%

U.S. GOVERNMENT TREASURIES — 5.7%
0.14% due 11/26/10	$4,500,000	4,499,578
0.14% due 11/04/10	1,500,000	1,499,983
0.14% due 11/18/10	1,500,000	1,499,903
0.16% due 01/13/11	10,000	9,998
0.19% due 01/13/11	20,000	19,996

TOTAL SHORT-TERM INVESTMENT SECURITIES (cost $7,529,454)		7,529,458

Repurchase Agreement — 3.4%

Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 10/29/10, to be repurchased 11/01/10 in the amount of $4,507,004 and collateralized by $4,530,000 of Unites States Treasury Notes bearing interest at 0.50% due 04/30/12 and having an approximate value of $4,597,497 (cost $4,507,000)	4,507,000	4,507,000

TOTAL INVESTMENTS (cost $134,377,521) (11)	109.2%	143,546,410
Liabilities in excess of other assets	(9.2)	(12,129,908)

NET ASSETS	100.0%	$131,416,502

†	Non-income producing security

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At October 31, 2010, the aggregate value of these securities was $3,263,354 representing 2.7% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	Consists of more than one type of securities traded together as a unit.

(2)	Collateralized Mortgage Obligation

(3)	Commercial Mortgage Backed Security

(4)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 1.

(5)	Income may be received in cash or additional bonds at the discretion of the issuer.

(6)	Company has filed for Chapter 11 bankruptcy protection.

(7)	Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the “1933 Act”); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 1. Certain restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Portfolio has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of October 31, 2010, the Balanced Portfolio held the following restricted securities:

	Acquisition	Principal	Acquisition		Value	% of Net
Name	Date	Amount	Cost	Value	Per Share	Assets
ICO North America, Inc.
7.50% due 08/15/09	8/11/05	$35,000	$35,000
	3/14/08	1,000	1,000
	9/11/08	1,000	1,000
	2/27/09	1,000	1,000

		$38,000	$38,000	$31,160	$82.00	0.0%

(8)	Security in default of interest and principal at maturity.

(9)	Perpetual maturity — maturity date reflects the next call date.

(10)	Bond in default

(11)	See Note 4 for cost of investments on a tax basis.

(12)	Illiquid security. At October 31, 2010, the aggregate value of these securities was $31,183 representing 0.0% of net assets.

REMIC	— Real Estate Mortgage Investment Conduit

TBA	— Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement date.

FRS	— Floating Rate Security

VRS	— Variable Rate Security
The rates shown on FRS and VRS are the current interest rates as of October 31, 2010. The dates shown on debt obligations are the original maturity dates.

Open Futures Contracts
					Value as of	Unrealized
Number of			Expiration	Value at	October 31,	Appreciation /
Contracts	Type	Description	Month	Trade Date	2010	(Depreciation)
18	Long	S&P 500 Index Futures	December 2010	$1,046,115	$1,061,730	$15,615
3	Long	U.S. Treasury Notes 2 Year Futures	December 2010	657,835	659,953	2,118
56	Short	U.S. Treasury Notes 5 Year Futures	December 2010	6,719,600	6,808,375	(88,775)
20	Long	U.S. Treasury Notes 10 Year Futures	December 2010	2,496,486	2,525,625	29,139
4	Long	U.S. Treasury Notes 30 Year Futures	December 2010	532,510	523,751	(8,759)

						$(50,662)

The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2010 (see Note 1):

			Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock	$80,002,724	$—	$—	$80,002,724
Asset Backed Securities	—	6,822,859	—	6,822,859
Convertible Bonds & Notes	—	—	31,160	31,160
U.S. Corporate Bonds & Notes	—	11,240,552	0	11,240,552
Foreign Corporate Bonds & Notes	—	3,612,918	—	3,612,918
Foreign Government Agencies	—	496,777	—	496,777
U.S. Government Agencies	—	24,169,715	—	24,169,715
U.S. Government Treasuries	—	5,133,247	—	5,133,247
Short-Term Investment Securities:
U.S. Government Treasuries	—	7,529,458	—	7,529,458
Repurchase Agreement	—	4,507,000	—	4,507,000
Other Financial Instruments:@
Open Futures Contracts — Appreciation	46,872	—	—	46,872

Total	$80,049,596	$63,512,526	$31,160	$143,593,282

Liabilities:
Other Financial Instruments:@
Open Futures Contracts — Depreciation	$97,534	$—	$—	$97,534

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
The following is a reconciliation of Level 3 assets which significant unobservable inputs were used to determine fair value:

	Convertible	U.S. Corporate
	Bonds & Notes	Bonds & Notes
Balance as of 1/31/2010	$21,660	$0
Accrued discounts/premiums	—	—
Realized gain(loss)	—	—
Change in unrealized appreciation (depreciation)(1)	9,500	—
Net purchases(sales)	—	—
Transfers in and/or out of Level 3(2)	—	—

Balance as of 10/31/2010	$31,160	$0

(1)	The total change in unrealized appreciation (depreciation) attributable to level 3 investments still held at October 31, 2010 includes:

Convertible	U.S. Corporate
Bonds & Notes	Bonds & Notes
$9,500	$—

(2)	The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
MFS TOTAL RETURN PORTFOLIO
Portfolio of Investments — October 31, 2010
(unaudited)

Common Stock — 59.9%	Shares/
	Principal Amount	Value (Note 1)

ADVERTISING AGENCIES — 0.6%
Omnicom Group, Inc.	99,810	$4,387,648

AEROSPACE/DEFENSE — 2.2%
Lockheed Martin Corp.	168,130	11,985,988
Northrop Grumman Corp.	68,390	4,322,932

		16,308,920

AEROSPACE/DEFENSE-EQUIPMENT — 1.5%
Goodrich Corp.	12,820	1,052,137
United Technologies Corp.	137,920	10,312,279

		11,364,416

AGRICULTURAL CHEMICALS — 0.1%
Monsanto Co.	14,230	845,547

ATHLETIC FOOTWEAR — 0.2%
NIKE, Inc., Class B	22,250	1,812,040

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 0.3%
Johnson Controls, Inc.	54,380	1,909,826

BANKS-COMMERCIAL — 0.3%
Marshall & Ilsley Corp.	153,800	908,958
Regions Financial Corp.	42,600	268,380
Zions Bancorporation	49,450	1,021,637

		2,198,975

BANKS-FIDUCIARY — 1.9%
State Street Corp.	125,160	5,226,682
The Bank of New York Mellon Corp.	367,252	9,203,335

		14,430,017

BANKS-SUPER REGIONAL — 1.4%
PNC Financial Services Group, Inc.	53,390	2,877,721
Wells Fargo & Co.	276,190	7,203,035

		10,080,756

BEVERAGES-NON-ALCOHOLIC — 0.9%
PepsiCo, Inc.	101,390	6,620,767

BEVERAGES-WINE/SPIRITS — 0.7%
Diageo PLC	272,716	5,034,087

BREWERY — 0.2%
Heineken NV	23,640	1,198,296

BUILDING-RESIDENTIAL/COMMERCIAL — 0.1%
Pulte Group, Inc.†	83,930	658,851

CABLE/SATELLITE TV — 0.3%
Comcast Corp., Special Class A	133,390	2,578,429

CELLULAR TELECOM — 1.0%
Vodafone Group PLC	2,660,816	7,241,659

CHEMICALS-DIVERSIFIED — 1.2%
Bayer AG	24,305	1,813,841
E.I. du Pont de Nemours & Co.	30,900	1,460,952
PPG Industries, Inc.	72,790	5,582,993

		8,857,786

COATINGS/PAINT — 0.3%
The Sherwin-Williams Co.	26,230	1,914,003

COMMERCIAL SERVICES-FINANCE — 0.7%
Mastercard, Inc., Class A	12,650	3,036,759
The Western Union Co.	74,670	1,314,192
Visa, Inc., Class A	13,340	1,042,788

		5,393,739

COMPUTER SERVICES — 1.6%
Accenture PLC, Class A	111,070	4,965,940
International Business Machines Corp.	49,180	7,062,248

		12,028,188

COMPUTERS — 0.6%
Hewlett-Packard Co.	103,960	4,372,558

CONSUMER PRODUCTS-MISC. — 0.2%
Clorox Co.	20,030	1,332,997

COSMETICS & TOILETRIES — 0.8%
The Procter & Gamble Co.	89,244	5,673,241

DATA PROCESSING/MANAGEMENT — 0.2%
Dun & Bradstreet Corp.	17,790	1,323,754

DIVERSIFIED BANKING INSTITUTIONS — 4.5%
Bank of America Corp.	593,870	6,793,873
JPMorgan Chase & Co.	397,270	14,949,270
The Goldman Sachs Group, Inc.	75,080	12,084,126

		33,827,269

DIVERSIFIED MANUFACTURING OPERATIONS — 2.6%
3M Co.	70,060	5,900,453
Danaher Corp.	142,110	6,161,890
Eaton Corp.	36,630	3,253,843
General Electric Co.	70,400	1,127,808
Honeywell International, Inc.	67,350	3,172,858

		19,616,852

E-COMMERCE/SERVICES — 0.1%
eBay, Inc.†	23,500	700,535

ELECTRIC-INTEGRATED — 2.3%
American Electric Power Co., Inc.	58,480	2,189,491
Dominion Resources, Inc.	19,598	851,729
Entergy Corp.	37,190	2,771,771
NextEra Energy, Inc.	23,020	1,267,021
PG&E Corp.	73,670	3,522,899
PPL Corp.	101,850	2,739,765
Public Service Enterprise Group, Inc.	106,560	3,447,216

		16,789,892

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 0.6%
Intel Corp.	208,980	4,194,229

ENGINEERING/R&D SERVICES — 0.2%
Fluor Corp.	37,190	1,792,186

ENTERPRISE SOFTWARE/SERVICE — 1.0%
Oracle Corp.	247,380	7,272,972

FINANCE-INVESTMENT BANKER/BROKER — 0.2%
The Charles Schwab Corp.	100,180	1,542,772

FINANCE-OTHER SERVICES — 0.1%
Deutsche Boerse AG	13,390	942,246

FOOD-CONFECTIONERY — 0.1%
The J.M. Smucker Co.	15,301	983,548

FOOD-MISC. — 2.1%
Danone	19,657	1,244,133
General Mills, Inc.	121,680	4,567,867
Kellogg Co.	42,430	2,132,532
Nestle SA	137,518	7,532,361

		15,476,893

FOOD-RETAIL — 0.2%
The Kroger Co.	51,470	1,132,340

GAS-DISTRIBUTION — 0.2%
CenterPoint Energy, Inc.	21,430	354,881
Sempra Energy	17,950	959,966

		1,314,847

HOTEL/MOTELS — 0.1%
Starwood Hotels & Resorts Worldwide, Inc.	8,920	482,929

INDEPENDENT POWER PRODUCERS — 0.1%
NRG Energy, Inc.†	55,810	1,111,177

INDUSTRIAL GASES — 0.7%
Air Products & Chemicals, Inc.	65,670	5,579,980

INSTRUMENTS-SCIENTIFIC — 0.6%
Thermo Fisher Scientific, Inc.†	56,960	2,928,883
Waters Corp.†	25,260	1,872,524

		4,801,407

INSURANCE BROKERS — 0.5%
AON Corp.	88,680	3,525,030

INSURANCE-LIFE/HEALTH — 1.0%
Aflac, Inc.	26,950	1,506,235
Prudential Financial, Inc.	114,400	6,015,152

		7,521,387

INSURANCE-MULTI-LINE — 1.8%
ACE, Ltd.	59,420	3,530,737
MetLife, Inc.	213,110	8,594,726
The Allstate Corp.	47,690	1,454,068

		13,579,531

INSURANCE-PROPERTY/CASUALTY — 1.0%
Chubb Corp.	27,310	1,584,526
The Travelers Cos., Inc.	100,770	5,562,504

		7,147,030

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 0.3%
Franklin Resources, Inc.	16,360	1,876,492

MEDICAL INSTRUMENTS — 1.1%
Medtronic, Inc.	128,580	4,527,302
St. Jude Medical, Inc.†	95,120	3,643,096

		8,170,398

MEDICAL LABS & TESTING SERVICES — 0.1%
Quest Diagnostics, Inc.	9,500	466,830

MEDICAL PRODUCTS — 2.1%
Becton, Dickinson and Co.	47,650	3,598,528
Covidien PLC	22,300	889,101
Johnson & Johnson	177,340	11,291,238

		15,778,867

MEDICAL-DRUGS — 2.4%
Abbott Laboratories	142,020	7,288,466
GlaxoSmithKline PLC	49,190	962,388
Merck & Co., Inc.	29,290	1,062,641
Pfizer, Inc.	447,135	7,780,149
Roche Holding AG	7,767	1,140,523

		18,234,167

METAL PROCESSORS & FABRICATION — 0.2%
Precision Castparts Corp.	9,380	1,281,120

MULTIMEDIA — 0.9%
The Walt Disney Co.	158,430	5,720,907
Time Warner, Inc.	37,670	1,224,652

		6,945,559

NETWORKING PRODUCTS — 0.6%
Cisco Systems, Inc.†	185,510	4,235,193

OIL & GAS DRILLING — 0.3%
Noble Corp.	25,500	880,515
Transocean, Ltd.†	26,390	1,672,070

		2,552,585

OIL COMPANIES-EXPLORATION & PRODUCTION — 3.0%
Anadarko Petroleum Corp.	22,730	1,399,486
Apache Corp.	85,600	8,647,312
Devon Energy Corp.	20,340	1,322,507
EOG Resources, Inc.	33,240	3,181,733
Noble Energy, Inc.	32,800	2,672,544
Occidental Petroleum Corp.	44,730	3,517,120
QEP Resources, Inc.	22,500	743,175
Southwestern Energy Co.†	35,100	1,188,135

		22,672,012

OIL COMPANIES-INTEGRATED — 3.6%
Chevron Corp.	96,801	7,996,730
Exxon Mobil Corp.	179,336	11,920,464
Hess Corp.	78,560	4,951,637
Total SA ADR	39,150	2,132,892

		27,001,723

OIL FIELD MACHINERY & EQUIPMENT — 0.2%
National Oilwell Varco, Inc.	31,290	1,682,150

OIL-FIELD SERVICES — 0.3%
Halliburton Co.	29,040	925,214
Schlumberger, Ltd.	14,390	1,005,717

		1,930,931

PIPELINES — 0.3%
The Williams Cos., Inc.	87,360	1,879,987

RETAIL-AUTO PARTS — 0.1%
Advance Auto Parts, Inc.	12,210	793,406

RETAIL-CONSUMER ELECTRONICS — 0.1%
Best Buy Co., Inc.	15,800	679,084

RETAIL-DISCOUNT — 0.5%
Target Corp.	53,590	2,783,464
Wal-Mart Stores, Inc.	12,280	665,208

		3,448,672

RETAIL-DRUG STORE — 0.7%
CVS Caremark Corp.	90,818	2,735,438
Walgreen Co.	82,960	2,810,685

		5,546,123

RETAIL-OFFICE SUPPLIES — 0.3%
Staples, Inc.	103,920	2,127,242

RETAIL-REGIONAL DEPARTMENT STORES — 0.4%
Kohl’s Corp.†	62,100	3,179,520

RETAIL-RESTAURANTS — 0.3%
McDonald’s Corp.	30,180	2,347,099

STEEL-PRODUCERS — 0.1%
United States Steel Corp.	18,650	798,034

TELEPHONE-INTEGRATED — 1.8%
AT&T, Inc.	408,250	11,635,125
CenturyLink, Inc.	42,285	1,749,753

		13,384,878

TOBACCO — 1.9%
Altria Group, Inc.	45,900	1,166,778
Philip Morris International, Inc.	219,770	12,856,545

		14,023,323

TOOLS-HAND HELD — 0.2%
Stanley Black & Decker, Inc.	24,144	1,496,204

TOYS — 0.3%
Hasbro, Inc.	46,530	2,152,012

TRANSPORT-RAIL — 0.3%
Canadian National Railway Co.	17,700	1,146,606
Union Pacific Corp.	9,410	825,069

		1,971,675

TRANSPORT-SERVICES — 0.2%
United Parcel Service, Inc., Class B	24,160	1,626,934

TOTAL COMMON STOCK (cost $385,856,045)		445,183,772

Convertible Preferred Stock — 0.1%

ELECTRIC-INTEGRATED — 0.1%
PPL Corp. 9.50%	7,020	396,138

OIL COMPANIES-EXPLORATION & PRODUCTION — 0.0%
Apache Corp. 6.00%	6,740	392,268

TOTAL CONVERTIBLE PREFERRED STOCK (cost $701,785)		788,406

Asset Backed Securities — 2.5%

DIVERSIFIED FINANCIAL SERVICES — 2.5%
Anthracite CDO I, Ltd. Series 2002, Class CIBA 0.71% due 05/24/17 FRS*(1)(2)	$841,096	799,041
Bayview Financial Revolving Mtg. Loan Trust Series 2005-E, Class M1 1.86% due 12/28/40 FRS*(1)(2)	643,630	287,703
Capital Trust Re CDO, Ltd. Series 2005-3A, Class A2 5.16% due 06/25/35*(1)(2)	1,000,000	1,000,000
Citigroup Commercial Mtg. Trust Series 2007-C6, Class A4 5.70% due 06/10/17 VRS(4)	2,450,000	2,630,123
Citigroup/Deutsche Bank Commercial Mtg. Trust Series 2007-CD4, Class A4 5.32% due 03/11/12(4)	1,000,000	1,043,103
Countrywide Asset-Backed Certificates Series 2006-15, Class A3 5.69% due 10/25/46 VRS	550,000	415,544
Credit Suisse Mtg. Capital Certificates Series 2007-C5 Class A4 5.70% due 09/15/40 VRS(4)	1,116,407	1,159,507
Crest G-Star CDO Series 2001, Class 1X 0.77% due 11/28/16 FRS(1)	1,088,930	1,053,540
FHLMC Multifamily Structured Pass Through Certs. Series K003, Class A5 5.09% due 03/25/19(5)	793,000	886,935
GMAC Mtg. Corp. Loan Trust Series 2006-HE3, Class A3 5.81% due 10/25/36 VRS	510,779	283,826
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class AM 5.48% due 02/10/17(4)	1,725,000	1,616,452
JP Morgan Chase Commercial Mtg. Securities Corp. Series 2005-LDP2, Class AM 4.78% due 07/15/42(4)	765,000	764,354
JP Morgan Chase Commercial Mtg. Securities Corp. Series 2005-CB12, Class AM 4.95% due 09/12/37 VRS(4)	800,000	807,699
JP Morgan Chase Commercial Mtg. Securities Corp. Series 2004-C2, Class A3 5.23% due 05/15/41 VRS(4)	192,837	209,164
JP Morgan Chase Commercial Mtg. Securities Corp. Series 2006-LDP6, Class A4 5.48% due 04/15/43 VRS(4)	670,000	741,901
JP Morgan Chase Commercial Mtg. Securities Corp. Series 2006-CB16, Class A4 5.55% due 05/12/45(4)	480,583	522,870
JP Morgan Chase Commercial Mtg. Securities Corp. Series 2007-LD11, Class A4 5.82% due 05/15/17 VRS(4)	250,000	265,357
JP Morgan Chase Commercial Mtg. Securities Corp. Series 2006-LDP7, Class A4 5.87% due 04/15/45 VRS(4)	1,270,000	1,409,077
Merrill Lynch Mortgage Trust Series 2007-C1, Class C 5.83% due 07/12/17 VRS(4)	560,000	159,300
Merrill Lynch/Countrywide Commercial Mtg. Trust Series 2007-7, Class A4 5.75% due 06/12/50 VRS(4)	1,116,407	1,160,474
Morgan Stanley Capital I Series 1998-HF2, Class X 1.21% due 11/15/30 VRS*(4)(6)	2,565,382	63,942
RAAC Series Series 2004-SP3, Class AI3 4.97% due 09/25/34 VRS(5)	425,000	438,382

Residential Funding Mtg. Securities II, Inc. Series 2005-HS2, Class AI3 5.32% due 12/25/35 VRS	669,000	246,662
Spirit Master Funding LLC Pass Through Series 2005-1, Class A1 5.05% due 07/20/23*(1)(2)(4)	668,730	600,853
Structured Asset Securities Corp. Series 2005-4XS, Class 1A2B 4.67% due 03/25/35	176,733	175,454

TOTAL ASSET BACKED SECURITIES (cost $19,682,608)		18,741,263

U.S. Corporate Bonds & Notes — 6.8%

AEROSPACE/DEFENSE — 0.2%
BAE Systems Holdings, Inc. Company Guar. Notes 5.20% due 08/15/15*	1,009,000	1,117,141

BANKS-COMMERCIAL — 0.2%
Credit Suisse New York Senior Notes 5.50% due 05/01/14	940,000	1,057,817
HSBC Bank USA NA Sub. Notes 4.88% due 08/24/20	480,000	498,710

		1,556,527

BANKS-FIDUCIARY — 0.2%
UBS Preferred Funding Trust V Company Guar. Notes 6.24% due 05/15/16 FRS(7)	1,380,000	1,364,544

BANKS-SUPER REGIONAL — 0.5%
Capital One Financial Corp. Sub. Notes 6.15% due 09/01/16	720,000	798,795
PNC Funding Corp. Bank Guar. Notes 5.63% due 02/01/17	600,000	657,595
Wachovia Corp. Sub. Notes 5.25% due 08/01/14	1,865,000	2,025,198

		3,481,588

BEVERAGES-NON-ALCOHOLIC — 0.1%
Dr. Pepper Snapple Group, Inc. Company Guar. Notes 6.82% due 05/01/18	338,000	415,366

BREWERY — 0.3%
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 8.00% due 11/15/39*	820,000	1,141,548
SABMiller PLC Notes 5.50% due 08/15/13*	863,000	950,542

		2,092,090

BUILDING PRODUCTS-CEMENT — 0.0%
CRH America, Inc. Notes 6.95% due 03/15/12	142,000	151,046

CABLE/SATELLITE TV — 0.2%
Cox Communications, Inc. Notes 4.63% due 06/01/13	708,000	764,892
DIRECTV Holdings LLC / DIRECTV Financing Co, Inc. Company Guar. Notes 4.60% due 02/15/21	800,000	828,890

		1,593,782

COMMERCIAL SERVICES-FINANCE — 0.1%
The Western Union Co. Senior Notes 5.40% due 11/17/11	1,024,000	1,072,088

DIVERSIFIED BANKING INSTITUTIONS — 0.7%
Bank of America Corp. Senior Notes 7.38% due 05/15/14	325,000	368,436
Bank of America Corp. Senior Notes 7.63% due 06/01/19	460,000	538,503
Citigroup, Inc. Sub. Notes 5.00% due 09/15/14	598,000	626,747
Goldman Sachs Group, Inc. Sub. Notes 5.63% due 01/15/17	772,000	827,026
JPMorgan Chase & Co. Senior Notes 6.30% due 04/23/19	770,000	898,603
JPMorgan Chase Capital XXII Ltd. Guar. Notes 6.45% due 02/02/37	356,000	343,038
Morgan Stanley Senior Notes 5.75% due 10/18/16	660,000	720,970
Morgan Stanley Senior Notes 6.63% due 04/01/18	720,000	808,726

		5,132,049

DIVERSIFIED FINANCIAL SERVICES — 0.1%
General Electric Capital Corp. Notes 5.45% due 01/15/13	203,000	221,011
ZFS Finance USA Trust V Bonds 6.50% due 05/09/67*FRS	474,000	455,040

		676,051

ELECTRIC-GENERATION — 0.2%
Bruce Mansfield Unit 1 Pass Through Certs. 6.85% due 06/01/34(2)	1,402,982	1,445,124

ELECTRIC-INTEGRATED — 0.4%
Entergy Louisiana LLC Bonds 8.09% due 01/02/17	151,623	154,571
MidAmerican Funding LLC Senior Sec. Notes 6.93% due 03/01/29	166,000	191,152
Oncor Electric Delivery Co. LLC Senior Sec. Notes 7.00% due 09/01/22	985,000	1,230,099
PSEG Power LLC Company Guar. 5.32% due 09/15/16	414,000	465,254
PSEG Power LLC Company Guar. Notes 6.95% due 06/01/12	593,000	648,699
System Energy Resources, Inc. Sec. Bonds 5.13% due 01/15/14*(2)	190,515	198,087

		2,887,862

FINANCE-AUTO LOANS — 0.1%
Toyota Motor Credit Corp. Notes 3.20% due 06/17/15	390,000	417,497

FINANCE-CREDIT CARD — 0.1%
American Express Co. Senior Notes 5.50% due 09/12/16	710,000	810,865

FINANCE-INVESTMENT BANKER/BROKER — 0.1%
JPMorgan Chase Capital XXVII Company Guar. Notes 7.00% due 11/01/39	94,000	95,088
Merrill Lynch & Co., Inc. Notes 6.15% due 04/25/13	720,000	780,392

		875,480

FINANCE-OTHER SERVICES — 0.1%
ERAC USA Finance Co. Company Guar. Notes 7.00% due 10/15/37*	711,000	787,087

FOOD-RETAIL — 0.1%
The Kroger Co. Notes 5.00% due 04/15/13	342,000	372,855

HOTEL/MOTELS — 0.1%
Wyndham Worldwide Corp. Senior Notes 6.00% due 12/01/16	593,000	633,253

INSURANCE-LIFE/HEALTH — 0.1%
Prudential Financial, Inc. Senior Notes 5.38% due 06/21/20	160,000	173,984
Prudential Financial, Inc. Senior Notes 6.63% due 06/21/40	270,000	297,230

		471,214

INSURANCE-MULTI-LINE — 0.1%
Metropolitan Life Global Funding I Senior Notes 5.13% due 04/10/13*	340,000	370,333
Metropolitan Life Global Funding I Notes 5.13% due 06/10/14*	290,000	323,321

		693,654

INSURANCE-PROPERTY/CASUALTY — 0.2%
Chubb Corp. Jr. Sub. Notes 6.38% due 03/29/67 FRS	1,210,000	1,241,762

MACHINE TOOLS & RELATED PRODUCTS — 0.1%
Kennametal, Inc. Senior Notes 7.20% due 06/15/12(2)	710,000	737,406

MEDICAL LABS & TESTING SERVICES — 0.2%
Roche Holdings, Inc. Company Guar. Notes 6.00% due 03/01/19*	1,150,000	1,387,444

MEDICAL PRODUCTS — 0.2%
CareFusion Corp. Senior Notes 6.38% due 08/01/19	720,000	853,257
Hospira, Inc. Senior Notes 6.05% due 03/30/17	555,000	642,278

		1,495,535

MEDICAL-DRUGS — 0.1%
Pfizer, Inc. Senior Notes 7.20% due 03/15/39	340,000	451,443

MULTIMEDIA — 0.2%
News America Holdings, Inc. Company Guar. Debentures 8.50% due 02/23/25	664,000	829,762
Time Warner Entertainment Co. LP Company Guar. Notes 8.38% due 07/15/33	700,000	884,352

		1,714,114

OIL COMPANIES-EXPLORATION & PRODUCTION — 0.1%
Anadarko Petroleum Corp. Senior Notes 6.45% due 09/15/36	860,000	855,629

OIL COMPANIES-INTEGRATED — 0.0%
Hess Corp. Senior Notes 8.13% due 02/15/19	190,000	250,611

PIPELINES — 0.5%
CenterPoint Energy Resources Corp. Senior Notes 7.88% due 04/01/13	652,000	750,843
Duke Capital Corp. Senior Notes 8.00% due 10/01/19	708,000	895,008
Enterprise Products Operating LLC Company Guar. Bonds 6.50% due 01/31/19	565,000	668,087
Kinder Morgan Energy Partners LP Notes 6.75% due 03/15/11	1,154,000	1,178,377
Kinder Morgan Energy Partners LP Senior Notes 7.40% due 03/15/31	110,000	125,835
Kinder Morgan Energy Partners LP Senior Bonds 7.75% due 03/15/32	212,000	251,728

		3,869,878

PROPERTY TRUST — 0.0%
WEA Finance LLC Company Guar. Notes 6.75% due 09/02/19*	233,000	274,483

REAL ESTATE INVESTMENT TRUSTS — 0.4%
Boston Properties LP Senior Notes 5.00% due 06/01/15	147,000	161,809
HRPT Properties Trust Senior Notes 6.25% due 08/15/16	988,000	1,048,637
Kimco Realty Corp. Senior Notes 6.00% due 11/30/12	750,000	812,222
Simon Property Group LP Notes 5.88% due 03/01/17	673,000	771,685
Vornado Realty LP Notes 4.75% due 12/01/10	500,000	501,091

		3,295,444

RETAIL-APPAREL/SHOE — 0.0%
Limited Brands, Inc. Senior Notes 5.25% due 11/01/14	222,000	229,770

RETAIL-DISCOUNT — 0.2%
Wal-Mart Stores, Inc. Senior Notes 5.25% due 09/01/35	1,503,000	1,548,945

RETAIL-DRUG STORE — 0.1%
CVS Caremark Corp. Senior Notes 6.13% due 08/15/16	610,000	722,490

SOVEREIGN AGENCY — 0.0%
Financing Corp. Bonds 9.65% due 11/02/18	235,000	354,805

SPECIAL PURPOSE ENTITIES — 0.1%
Crown Castle Towers LLC Senior Sec. Notes 4.88% due 08/15/20*	240,000	244,503
Crown Castle Towers LLC Senior Sec. Notes 6.11% due 01/15/20*	454,000	504,938

		749,441

TELEPHONE-INTEGRATED — 0.3%
AT&T, Inc. Senior Notes 6.55% due 02/15/39	820,000	934,063
Verizon New York, Inc. Senior Notes 6.88% due 04/01/12	1,428,000	1,540,236

		2,474,299

TELEVISION — 0.1%
Hearst-Argyle Television, Inc. Debentures 7.50% due 11/15/27	800,000	634,084

TOTAL U.S. CORPORATE BONDS & NOTES (cost $45,874,302)		50,334,746

Foreign Corporate Bonds & Notes — 3.2%

BANKS-COMMERCIAL — 1.0%
Banco Bradesco SA Sub. Notes 6.75% due 09/29/19*	392,000	427,630
Commonwealth Bank of Australia Senior Notes 5.00% due 10/15/19*	460,000	501,035
Groupe BPCE SA Sub. Notes 12.50% due 09/30/19 FRS*(7)	884,000	1,026,043
ING Bank NV Government Guar. Notes 3.90% due 03/19/14*	830,000	908,472
Nordea Bank AB Bonds 5.42% due 04/20/15 FRS*(7)	275,000	267,597
Royal Bank of Scotland PLC Government Guar. Notes 2.63% due 05/11/12*	1,480,000	1,518,006
Santander US Debt SA Unipersonal Bank Guar. Notes 3.78% due 10/07/15*(2)	300,000	301,725
Svenska Handelsbanken AB Senior Notes 4.88% due 06/10/14*	860,000	947,029
Woori Bank Sub. Debentures Notes 6.13% due 05/03/16 VRS*	1,480,000	1,501,245

		7,398,782

BANKS-MONEY CENTER — 0.2%
DBS Capital Funding Corp. Company Guar. Notes 7.66% due 03/15/11 FRS*(7)	453,000	459,229
Unicredit Luxembourg Finance SA Senior Sub. Notes 6.00% due 10/31/17*	910,000	941,227

		1,400,456

BANKS-MORTGAGE — 0.1%
Achmea Hypotheekbank NV Government Liquid Guar. Notes 3.20% due 11/03/14*	570,000	606,026

BANKS-SPECIAL PURPOSE — 0.1%
Kreditanstalt fuer Wiederaufbau Government Guar. Notes 4.88% due 06/17/19	840,000	981,504

CELLULAR TELECOM — 0.2%
Rogers Communications, Inc. Company Guar. Notes 6.80% due 08/15/18	982,000	1,225,029

DIVERSIFIED BANKING INSTITUTIONS — 0.1%
BNP Paribas Jr. Sub.Notes 7.20% due 06/25/37 FRS*(7)	400,000	403,000

DIVERSIFIED FINANCIAL SERVICES — 0.1%
Irish Life & Permanent Group Holdings PLC Government Guar. Notes 3.60% due 01/14/13*	1,000,000	936,918

DIVERSIFIED MANUFACTURING OPERATIONS — 0.1%
Tyco Electronics Group SA Senior Notes 6.55% due 10/01/17	835,000	974,820

DIVERSIFIED MINERALS — 0.1%
Vale Overseas, Ltd. Company Guar. Notes 4.63% due 09/15/20	189,000	195,128
Vale Overseas, Ltd. Company Guar. Notes 6.88% due 11/10/39	149,000	170,965

		366,093

ELECTRIC-INTEGRATED — 0.2%
EDP Finance BV Senior Notes 6.00% due 02/02/18*	645,000	669,303
Enel Finance International SA Company Guar. Notes 6.25% due 09/15/17*	636,000	737,948

		1,407,251

INSURANCE-MULTI-LINE — 0.1%
ING Groep NV Bonds 5.78% due 12/08/15 FRS(7)	1,000,000	922,500

MACHINERY-CONSTRUCTION & MINING — 0.1%
Atlas Copco AB Bonds 5.60% due 05/22/17*	900,000	992,403

NON-FERROUS METALS — 0.0%
Corp Nacional del Cobre de Chile Senior Notes 3.75% due 11/04/20*(2)	260,000	257,715

OIL COMPANIES-EXPLORATION & PRODUCTION — 0.1%
Ras Laffan Liquefied Natural Gas Co., Ltd. III Company Guar. Senior Notes 5.83% due 09/30/16*	472,866	514,426

OIL COMPANIES-INTEGRATED — 0.4%
BP Capital Markets PLC Company Guar. Notes 4.50% due 10/01/20	193,000	199,914
Husky Energy, Inc. Senior Notes 5.90% due 06/15/14	500,000	559,304
Husky Energy, Inc. Senior Notes 7.25% due 12/15/19	512,000	631,688
Petro-Canada Senior Notes 6.05% due 05/15/18	1,075,000	1,267,291
Petroleos Mexicanos Company Guar. Notes 8.00% due 05/03/19	491,000	630,984

		3,289,181

STEEL-PRODUCERS — 0.1%
ArcelorMittal Senior Notes 5.25% due 08/05/20	660,000	667,784
ArcelorMittal Senior Notes 6.13% due 06/01/18	383,000	418,870

		1,086,654

SUPRANATIONAL BANKS — 0.1%
Asian Development Bank Notes 2.75% due 05/21/14	620,000	661,040

TELEPHONE-INTEGRATED — 0.1%
Q-Tel International Finance, Ltd. Company Guar. Notes 7.88% due 06/10/19*	115,000	141,391
Telecom Italia Capital SA Company Guar. Notes 5.25% due 11/15/13	343,000	372,974

		514,365

TOTAL FOREIGN CORPORATE BONDS & NOTES (cost $22,167,549)		23,938,163

Foreign Government Agencies — 0.4%

SOVEREIGN — 0.4%
AID-Egypt U.S. Govt. Guar. Notes 4.45% due 09/15/15	785,000	893,091

Republic of Peru Notes 7.35% due 07/21/25	102,000	135,405
Russian Federation Senior Bonds 3.63% due 04/29/15*(2)	1,400,000	1,431,500
Societe Financement de l’Economie Francaise Government Guar. Notes 3.38% due 05/05/14*	468,000	500,205

TOTAL FOREIGN GOVERNMENT AGENCIES (cost $2,749,296)		2,960,201

Municipal Bonds & Notes — 0.4%

California Educational Facilities Authority Series T-1 5.00% due 03/15/39	415,000	484,214
Massachusetts Health & Educational Facilities Authority, Boston College 5.50% due 06/01/30	465,000	566,193
Massachusetts Health & Educational Facilities Authority, Mass. Institute Technology 5.50% due 07/01/32	730,000	917,026
New Jersey State Turnpike Authority Build America Revenue Series F 7.41% due 01/01/40	675,000	792,187

TOTAL MUNICIPAL BONDS & NOTES (cost $2,575,901)		2,759,620

U.S. Government Agencies — 13.8%

FEDERAL HOME LOAN MTG. CORP. — 4.3%
4.00% due November TBA	2,076,000	2,136,659
4.50% due 08/01/18	408,431	435,382
4.50% due 11/01/18	640,704	682,982
4.50% due 01/01/19	172,850	184,256
4.50% due 03/01/19	51,533	54,551
4.50% due 08/01/19	28,947	30,839
4.50% due 02/01/20	57,652	61,420
4.50% due 08/01/24	1,788,900	1,890,171
4.50% due 04/01/35	473,401	499,189
4.50% due 06/01/39	2,619,759	2,746,011
4.63% due 10/25/12	2,500,000	2,709,040
5.00% due 03/01/18	250,256	268,725
5.00% due 05/01/18	109,619	117,708
5.00% due 09/01/18	183,939	197,514
5.00% due 02/01/19	413,176	443,410
5.00% due 09/01/33	890,579	951,985
5.00% due 11/01/33	590,314	631,017
5.00% due 03/01/34	319,556	344,585
5.00% due 04/01/34	161,554	172,693
5.00% due 08/01/35	230,328	245,850
5.00% due 10/01/35	814,566	871,384
5.00% due 11/01/35	2,120,242	2,263,122
5.00% due 12/01/36	372,281	397,368
5.00% due 07/01/39	2,284,713	2,424,397
5.50% due 01/01/19	311,362	341,842
5.50% due 04/01/19	26,536	29,001
5.50% due 06/01/19	16,733	18,371
5.50% due 07/01/19	134,044	146,496
5.50% due 10/01/24	210,507	227,517
5.50% due 06/01/25	330,467	357,171
5.50% due 07/01/25	169,049	182,710
5.50% due 08/01/25	275,544	297,810
5.50% due 09/01/25	166,502	179,957
5.50% due 12/01/33	249,188	269,729
5.50% due 01/01/34	785,164	849,887
5.50% due 04/01/34	117,354	127,908
5.50% due 11/01/34	70,437	76,185
5.50% due 05/01/35	68,094	73,644
5.50% due 09/01/35	147,791	159,605
5.50% due 10/01/35	159,849	173,426
6.00% due 04/01/16	22,003	23,937
6.00% due 04/01/17	64,494	70,282
6.00% due 07/01/17	35,597	38,792
6.00% due 10/01/17	45,927	50,049
6.00% due 08/01/19	171,830	187,689
6.00% due 09/01/19	45,724	50,085
6.00% due 11/01/19	66,504	72,847
6.00% due 05/01/21	75,570	82,707
6.00% due 10/01/21	203,627	223,175
6.00% due 02/01/23	305,252	335,473
6.00% due 12/01/25	108,725	119,333
6.00% due 02/01/26	101,198	111,071
6.00% due 04/01/34	86,732	96,045
6.00% due 07/01/34	422,153	465,459
6.00% due 08/01/34	937,296	1,036,267
6.00% due 09/01/34	106,976	117,926
6.00% due 07/01/35	194,910	213,322
6.00% due 08/01/35	172,590	188,894
6.00% due 11/01/35	442,041	485,007
6.00% due 03/01/36	146,077	159,822
6.00% due 07/01/36	134,213	148,023
6.00% due 10/01/36	362,222	398,816
6.00% due 01/01/37	301,958	329,916
6.00% due 03/01/37	412,796	451,017
6.00% due 05/01/37	515,367	562,782
6.00% due 06/01/37	493,198	538,863
6.50% due 05/01/34	61,459	69,195
6.50% due 06/01/34	78,176	87,685
6.50% due 08/01/34	408,884	460,285
6.50% due 10/01/34	186,409	210,047
6.50% due 11/01/34	5,189	5,803
6.50% due 05/01/37	155,522	172,812
6.50% due 07/01/37	269,832	299,579

		32,134,522

FEDERAL NATIONAL MTG. ASSOC. — 7.3%
4.01% due 08/01/13	79,571	84,569
4.02% due 08/01/13	222,440	236,162
4.50% due 04/01/18	262,623	280,979
4.50% due 06/01/18	387,766	414,868
4.50% due 07/01/18	139,745	149,512
4.50% due 03/01/19	182,049	194,659
4.50% due 04/01/20	360,644	385,624
4.50% due 05/01/20	97,842	104,436
4.50% due 07/01/20	108,309	115,811
4.50% due 08/01/33	1,036,811	1,098,441
4.50% due 02/01/35	247,703	262,117
4.50% due 09/01/35	286,260	302,382
4.59% due 05/01/14	379,258	412,804
4.63% due 04/01/14	197,495	215,110
4.77% due 04/01/13	47,816	50,639
4.82% due 12/01/12	607,492	638,813
4.84% due 08/01/14	532,487	582,688
4.87% due 02/01/14	295,199	318,526
4.88% due 03/01/20	136,060	152,062
4.94% due 08/01/15	200,000	217,821
5.00% due 02/01/18	1,084,504	1,167,212
5.00% due 12/01/18	454,135	488,494
5.00% due 07/01/19	191,609	206,943
5.00% due 11/01/19	223,933	240,697
5.00% due 03/01/20	97,906	105,741
5.00% due 07/01/20	144,160	155,697

5.00% due 08/01/20	75,064	81,071
5.00% due 11/01/33	409,876	438,970
5.00% due 03/01/34	522,825	559,684
5.00% due 05/01/34	156,945	167,791
5.00% due 08/01/34	183,933	196,644
5.00% due 09/01/34	466,312	498,538
5.00% due 01/01/35	367,801	393,219
5.00% due 06/01/35	713,636	762,508
5.00% due 07/01/35	1,053,218	1,125,344
5.00% due 08/01/35	313,346	334,804
5.00% due 09/01/35	269,036	287,460
5.00% due 10/01/35	1,405,698	1,501,963
5.00% due 08/01/36	358,391	382,935
5.00% due 10/01/39	306,098	325,530
5.00% due 11/01/39	200,448	215,052
5.27% due 12/01/16	330,000	371,249
5.37% due 05/01/18	510,000	581,049
5.37% due 02/01/13	281,340	302,806
5.50% due 11/01/17	247,970	269,699
5.50% due 01/01/18	370,355	402,271
5.50% due 02/01/18	225,040	245,126
5.50% due 07/01/19	279,502	306,441
5.50% due 08/01/19	70,691	77,402
5.50% due 09/01/19	321,727	352,967
5.50% due 01/01/21	229,899	252,872
5.50% due 03/01/21	74,434	81,872
5.50% due 05/01/22	117,507	129,249
5.50% due 02/01/33	460,483	499,234
5.50% due 06/01/33	600,650	651,195
5.50% due 07/01/33	2,407,802	2,610,422
5.50% due 11/01/33	692,399	750,665
5.50% due 12/01/33	141,570	153,484
5.50% due 01/01/34	435,862	472,788
5.50% due 02/01/34	891,342	967,219
5.50% due 03/01/34	90,730	99,641
5.50% due 04/01/34	215,218	234,002
5.50% due 05/01/34	824,104	898,938
5.50% due 06/01/34	63,481	68,828
5.50% due 07/01/34	1,136,069	1,231,524
5.50% due 09/01/34	1,827,168	1,980,249
5.50% due 10/01/34	2,286,952	2,477,472
5.50% due 11/01/34	2,464,674	2,670,853
5.50% due 12/01/34	1,030,268	1,116,020
5.50% due 01/01/35	1,304,193	1,411,667
5.50% due 04/01/35	190,322	206,006
5.50% due 09/01/35	687,298	747,283
5.50% due 01/01/36	160,233	173,116
5.50% due 06/01/36	318,763	348,178
5.50% due 03/01/37	273,572	298,816
5.72% due 07/01/16	186,650	207,200
6.00% due 02/01/17	249,750	271,307
6.00% due 08/01/17	155,601	169,323
6.00% due 03/01/18	45,897	49,945
6.00% due 11/01/18	377,171	409,727
6.00% due 01/01/21	104,435	114,298
6.00% due 05/01/21	49,479	54,121
6.00% due 07/01/21	224,817	246,049
6.00% due 11/01/25	102,549	112,413
6.00% due 04/01/34	709,642	786,664
6.00% due 05/01/34	352,265	389,382
6.00% due 06/01/34	1,264,706	1,400,600
6.00% due 07/01/34	739,791	817,708
6.00% due 08/01/34	708,923	784,131
6.00% due 10/01/34	865,584	958,118
6.00% due 11/01/34	82,518	91,384
6.00% due 12/01/34	42,163	46,496
6.00% due 08/01/35	165,197	181,615
6.00% due 09/01/35	423,346	465,620
6.00% due 10/01/35	274,085	302,302
6.00% due 11/01/35	130,667	143,715
6.00% due 12/01/35	819,150	900,885
6.00% due 02/01/36	544,313	597,829
6.00% due 03/01/36	109,290	119,791
6.00% due 04/01/36	277,376	304,256
6.00% due 06/01/36	209,038	229,527
6.00% due 12/01/36	229,120	250,871
6.00% due 03/01/37	210,942	229,385
6.00% due 07/01/37	247,097	271,558
6.33% due 03/01/11	112,721	113,639
6.50% due 06/01/31	161,823	182,900
6.50% due 07/01/31	62,474	70,612
6.50% due 09/01/31	192,882	218,004
6.50% due 02/01/32	82,645	93,409
6.50% due 07/01/32	429,219	485,148
6.50% due 08/01/32	320,799	362,181
6.50% due 01/01/33	214,169	241,795
6.50% due 04/01/34	41,560	46,610
6.50% due 06/01/34	55,785	62,562
6.50% due 08/01/34	250,720	281,589
6.50% due 05/01/36	234,425	261,808
6.50% due 01/01/37	131,903	146,511
6.50% due 02/01/37	679,468	754,658
6.50% due 05/01/37	334,864	372,828
6.50% due 07/01/37	275,659	306,911
7.50% due 02/01/30	25,291	29,080
7.50% due 03/01/31	66,930	77,167
7.50% due 02/01/32	42,298	48,766

		54,357,321

GOVERNMENT NATIONAL MTG. ASSOC. — 1.8%
4.50% due 07/20/33	50,554	54,345
4.50% due 09/20/33	327,784	352,365
4.50% due 12/20/34	186,275	200,136
4.50% due 03/15/40	490,301	526,302
4.50% due 06/15/40	298,370	318,694
4.50% due November TBA	2,076,000	2,201,858
5.00% due 07/20/33	73,393	79,439
5.00% due 06/15/34	300,051	323,971
5.00% due 10/15/34	152,447	164,608
5.00% due 05/15/39	1,776,857	1,909,624
5.00% due 09/15/39	2,247,950	2,415,916
5.50% due 11/15/32	281,912	307,503
5.50% due 05/15/33	1,515,626	1,652,972
5.50% due 08/15/33	123,178	134,340
5.50% due 12/15/33	381,028	415,581
5.50% due 09/15/34	142,493	155,317
5.50% due 10/15/35	19,484	21,213
6.00% due 09/15/32	372,096	412,776

6.00% due 04/15/33	320,357	355,181
6.00% due 02/15/34	203,282	226,395
6.00% due 07/15/34	156,785	174,611
6.00% due 09/15/34	159,910	176,893
6.00% due 01/20/35	79,979	88,168
6.00% due 02/20/35	116,221	128,121
6.00% due 04/20/35	60,450	66,639
6.00% due 01/15/38	544,478	606,387

		13,469,355

SMALL BUSINESS ADMINISTRATION — 0.4%
Series 2003-20G, Class 1
4.35% due 07/01/23	94,430	101,374
Series 2004-20D, Class 1
4.77% due 04/01/24	266,506	288,560
Series 2005-20C, Class 1
4.95% due 03/01/25	619,494	676,505
Series 2004-20I, Class 1
4.99% due 09/01/24	397,179	433,156
Series 2004-20E, Class 1
5.18% due 05/01/24	453,765	494,319
Series 2004-20F, Class 1
5.52% due 06/01/24	695,057	760,546

		2,754,460

TOTAL U.S. GOVERNMENT AGENCIES (cost $95,836,037)		102,715,658

U.S. Government Treasuries — 10.8%

UNITED STATES TREASURY BONDS — 2.3%
4.50% due 08/15/39	2,222,600	2,417,077
5.00% due 05/15/37	4,072,000	4,806,870
5.25% due 02/15/29	3,503,000	4,290,082
5.38% due 02/15/31	439,000	545,458
6.00% due 02/15/26	1,143,000	1,508,403
6.25% due 08/15/23	611,000	816,831
6.75% due 08/15/26	377,000	534,810
8.00% due 11/15/21	318,000	475,211
8.50% due 02/15/20	1,341,000	2,011,918

		17,406,660

UNITED STATES TREASURY NOTES — 8.5%
0.88% due 02/28/11	5,516,000	5,528,714
1.38% due 10/15/12	3,773,000	3,848,460
1.38% due 01/15/13	4,397,000	4,491,465
1.50% due 12/31/13	2,374,000	2,443,736
1.88% due 04/30/14	12,963,000	13,498,735
2.00% due 11/30/13	1,361,000	1,421,820
2.63% due 02/29/16	505,000	539,245
2.75% due 10/31/13	6,188,000	6,599,886
3.50% due 05/31/13	1,900,000	2,052,743
3.75% due 11/15/18	17,900,000	19,964,085
3.88% due 02/15/13	462,000	499,321
4.13% due 05/15/15	1,220,000	1,388,131
4.75% due 05/15/14	829,000	947,650

		63,223,991

TOTAL U.S. GOVERNMENT TREASURIES (cost $77,308,089)		80,630,651

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $652,751,612)		728,052,480

Short-Term Investment Securities — 1.3%

COMMERCIAL PAPER — 1.3%
HSBC Americas, Inc. 0.19% due 11/01/10 (cost $9,430,000)	9,430,000	9,430,000

TOTAL INVESTMENTS (cost $662,181,612)(3)	99.2%	737,482,480
Other assets less liabilities	0.8	6,271,104

NET ASSETS	100.0%	$743,753,584

†	Non-income producing security

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At October 31, 2010, the aggregate value of these securities was $26,496,079 representing 3.6% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 1.

(2)	Illiquid security. At October 31, 2010, the aggregate value of these securities was $7,059,154 representing 0.9% of net assets.

(3)	See Note 4 for cost of investments on a tax basis.

(4)	Commercial Mortgage Backed Security

(5)	Collateralized Mortgage Obligation

(6)	Interest Only

(7)	Perpetual maturity — maturity date reflects the next call date.

ADR	— American Depository Receipt

TBA	— Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement date.

FRS	— Floating Rate Security

VRS	— Variable Rate Security
The rates shown on FRS and VRS are the current interest rates at October 31, 2010. The dates shown on debt obligations are the original maturity dates.
The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2010 (see Note 1):

			Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock	$445,183,772	$—	$—	$445,183,772
Convertible Preferred Stock	788,406	—	—	788,406
Asset Backed Securities	—	15,000,126	3,741,137	18,741,263
U.S. Corporate Bonds & Notes	—	50,334,746	—	50,334,746
Foreign Corporate Bonds & Notes	—	23,938,163	—	23,938,163
Foreign Government Agencies	—	2,960,201	—	2,960,201
Municipal Bonds & Notes	—	2,759,620	—	2,759,620
U.S. Government Agencies	—	102,715,658	—	102,715,658
U.S. Government Treasuries	—	80,630,651	—	80,630,651
Short-Term Investment Securities:
Commercial Paper	—	9,430,000	—	9,430,000

Total	$445,972,178	$287,769,165	$3,741,137	$737,482,480

The following is a reconciliation of Level 3 assets which significant unobservable inputs were used to determine fair value:

Asset Backed
Securities
Balance as of 1/31/2010	$1,733,738
Accrued discounts/premiums	—
Realized gain(loss)	3,839
Change in unrealized appreciation(depreciation)(1)	217,091
Net purchases(sales)	1,786,469
Transfers in and/or out of Level 3(2)	—

Balance as of 10/31/2010	$3,741,137

(1)	The total change in unrealized appreciation (depreciation) attributable to level 3 investments still held at October 31, 2010 includes:

Asset Backed
Securities
$217,091

(2)	The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
TELECOM UTILITY PORTFOLIO
Portfolio of Investments — October 31, 2010 —
(unaudited)

Common Stock — 92.8%	Shares/ Principal	Value
	Amount	(Note 1)

CABLE/SATELLITE TV — 5.5%
Cablevision Systems Corp., Class A	9,000	$240,660
Comcast Corp., Special Class A	54,600	1,055,418
Kabel Deutschland Holding AG†	2,634	118,613
Time Warner Cable, Inc.	10,942	633,214

		2,047,905

CELLULAR TELECOM — 11.8%
America Movil SAB de CV, Series L ADR	4,990	285,727
Cellcom Israel, Ltd.	31,460	1,063,033
Mobile Telesystems OJSC ADR	11,425	247,351
MTN Group, Ltd.	15,290	275,024
NII Holdings, Inc.†	17,000	710,770
Partner Communications ADR	24,700	502,151
Vivo Participacoes SA ADR	21,125	605,020
Vodafone Group PLC	252,128	686,190

		4,375,266

COAL — 0.4%
CONSOL Energy, Inc.	3,640	133,806

ELECTRIC-DISTRIBUTION — 0.6%
Eletropaulo Metropolitana SA	13,020	227,427

ELECTRIC-GENERATION — 5.6%
CEZ AS	12,553	556,130
China Hydroelectric Corp. ADR†	10,260	76,232
The AES Corp.†	71,090	848,814
Tractebel Energia SA	39,000	594,072

		2,075,248

ELECTRIC-INTEGRATED — 28.1%
Alliant Energy Corp.	5,900	215,527
American Electric Power Co., Inc.	24,450	915,408
Cia Paranaense de Energia-Copel ADR	6,300	146,349
CMS Energy Corp.	73,590	1,352,584
Constellation Energy Group, Inc.	14,170	428,501
CPFL Energia SA	6,400	150,148
DPL, Inc.	13,420	350,262
EDP-Energias de Portugal SA	203,420	778,297
Entergy Corp.	8,125	605,556
EVN AG	2,431	38,605
Fortum Oyj	18,500	524,493
International Power PLC†	20,171	134,876
NextEra Energy, Inc. †	13,700	754,048
Northeast Utilities	14,590	456,375
NV Energy, Inc.	11,200	152,992
OGE Energy Corp.	9,700	428,352
PG&E Corp.	18,300	875,106
PPL Corp. †	24,100	648,290
Public Service Enterprise Group, Inc.	27,820	899,977
Scottish & Southern Energy PLC	2,200	40,645
Wisconsin Energy Corp.	7,700	458,458
Xcel Energy, Inc.	1,600	38,176

		10,393,025

ELECTRIC-TRANSMISSION — 3.9%
National Grid PLC	78,120	738,536
Red Electrica Corp. SA	13,649	685,685

		1,424,221

GAS-DISTRIBUTION — 5.9%
CenterPoint Energy, Inc.	31,100	515,016
Enagas	13,532	298,234
NiSource, Inc.	13,900	240,609
Questar Corp.	23,920	405,922
Sempra Energy	10,910	583,467
Southern Union Co.	5,600	140,728

		2,183,976

INDEPENDENT POWER PRODUCERS — 2.5%
Calpine Corp.†	36,190	452,375
NRG Energy, Inc.†	22,379	445,566
RRI Energy, Inc.†	5,100	19,176

		917,117

OIL & GAS DRILLING — 0.1%
Transocean, Ltd.†	600	38,016

OIL COMPANIES-EXPLORATION & PRODUCTION — 6.5%
Apache Corp.	1,500	151,530
EQT Corp.	27,810	1,041,206
Occidental Petroleum Corp.	1,600	125,808
QEP Resources, Inc.	30,420	1,004,773
Southwestern Energy Co.†	2,100	71,085

		2,394,402

OIL-FIELD SERVICES — 0.1%
Halliburton Co.	1,200	38,232

PIPELINES — 6.3%
El Paso Corp.	61,860	820,264
Spectra Energy Corp.	13,550	322,083
The Williams Cos., Inc.	55,530	1,195,006

		2,337,353

TELECOM SERVICES — 5.8%
Telenet Group Holding NV†	10,598	442,509
Virgin Media, Inc.	58,100	1,477,483
XL Axiata Tbk PT†	342,000	220,028

		2,140,020

TELEPHONE-INTEGRATED — 6.9%
Bezeq Israeli Telecommunication Corp., Ltd.	41,400	109,778
CenturyLink, Inc.	16,300	674,494
France Telecom SA	8,175	196,441
Frontier Communications Corp.	6,600	57,948
Koninklijke KPN NV	2,258	37,712
Portugal Telecom SGPS SA	21,700	313,195
Qwest Communications International, Inc.	65,700	433,620
Telecom Italia SpA RSP	214,186	262,332
Telefonica SA	4,744	128,092
Windstream Corp.	27,200	344,352

		2,557,964

WATER — 1.4%
American Water Works Co., Inc.	13,260	316,649
Companhia de Saneamento de Minas Gerais	14,000	214,903

		531,552

WIRELESS EQUIPMENT — 1.4%
American Tower Corp., Class A†	7,000	361,270

Crown Castle International Corp.†	3,300	142,296

		503,566

Total Common Stock (cost $28,823,039)		34,319,096

Convertible Preferred Stock — 3.4%

ELECTRIC-INTEGRATED — 2.3%
Great Plains Energy, Inc. 12.00%	2,860	180,466
NextEra Energy, Inc. 7.00%	2,700	136,687
NextEra Energy, Inc. 8.38%	5,872	306,812
PPL Corp. 9.50%	4,290	242,085

		866,050

PIPELINES — 1.1%
El Paso Corp. 4.99%	340	403,325

TOTAL CONVERTIBLE PREFERRED STOCK (cost $1,285,747)		1,269,375

Preferred Stock — 1.6%

ELECTRIC-GENERATION — 0.8%
AES Tiete SA	19,900	274,455

ELECTRIC-INTEGRATED — 0.3%
Companhia Paranaense de Energia-Copel	4,700	110,513

TELECOM SERVICES — 0.5%
Tim Participacoes SA ADR	6,200	200,012

TOTAL PREFERRED STOCK (cost $433,331)		584,980

Convertible Bonds & Notes — 1.0%

TELECOM SERVICES — 1.0%
Virgin Media, Inc. Senior Notes 6.50% due 11/15/16 (cost $213,277)	$238,000	379,610

U.S. CORPORATE BONDS & NOTES — 0.1%

INDEPENDENT POWER PRODUCERS — 0.1%
GenOn Escrow Corp. Senior Notes 9.88% due 10/15/20 * (2) (cost $19,700)	20,000	19,500

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $30,775,094)		36,572,561

Short-Term Investment Securities — 2.4%

COMMERCIAL PAPER — 2.4%
Bank of America Corp. 0.22% due 11/01/10 (cost $878,000)	$878,000	878,000

TOTAL INVESTMENTS (cost $31,653,094) (1)	101.3%	37,450,561
Liabilities in excess of other assets	(1.3)	(487,568)

NET ASSETS	100.0%	$36,962,993

†	Non-income producing security

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At October 31, 2010, the aggregate value of these securities was $19,500 representing 0.1% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	See Note 4 for cost of investments on a tax basis.

(2)	Illiquid Security. At October 31, 2010, the aggregate value of these securities was $19,500 representing 0.1% of net assets.

ADR	— American Depository Receipt
Open Forward Foreign Currency Contracts

	Contract to		In Exchange		Delivery	Unrealized	Unrealized
Counterparty	Deliver		For		Date	Appreciation	Depreciation

Barclays Bank PLC	EUR	12,637	USD	17,535	01/12/2011	$—	$(37)
	GBP	596,318	USD	949,193	01/12/2011	—	(5,776)

						—	(5,813)

Credit Suisse London Branch	EUR	136,664	USD	177,027	12/15/2010	—	(13,081)
	GBP	6,138	USD	9,674	01/12/2011	—	(156)
	USD	34,380	EUR	24,646	01/12/2011	—	(110)

						—	(13,347)

Deutsche Bank AG London	EUR	118,228	USD	154,703	12/15/2010	—	(9,760)
	EUR	8,633	USD	12,012	01/12/2011	8	—
	GBP	595,453	USD	947,613	01/12/2011	—	(5,972)
	USD	59,361	EUR	42,301	01/12/2011	—	(540)

						8	(16,272)

Goldman Sachs International	USD	10,597	EUR	7,618	01/12/2011	—	(5)

HSBC Bank USA	EUR	181,758	USD	231,308	12/15/2010	—	(21,530)
	EUR	15,888	USD	22,083	01/12/2011	—	(9)
	USD	158,704	EUR	113,824	01/12/2011	—	(431)

						—	(21,970)

JPMorgan Chase Bank N.A	USD	41,260	EUR	29,640	01/12/2011	—	(45)

Merrill Lynch International Bank, Ltd	EUR	216,347	USD	275,391	12/15/2010	—	(25,562)

UBS AG	EUR	1,296,657	USD	1,661,769	12/15/2010	—	(141,963)
	EUR	6,526	USD	9,001	01/12/2011	—	(73)
	USD	84,802	EUR	61,252	01/12/2011	372	—
						—	—

						372	(142,036)

Net Unrealized Appreciation/(Depreciation)						$380	$(225,050)

EUR — Euro Dollar

GBP — British Pound

USD — United States Dollar

The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2010 (see Note 1):

			Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock:
Cable/Satellite TV	$2,047,905	$—	$—	$2,047,905
Cellular Telecom	4,375,266	—	—	4,375,266
Electric-Generation	2,075,248	—	—	2,075,248
Electric-Integrated	10,393,025	—	—	10,393,025
Gas-Distribution	2,183,976	—	—	2,183,976
Oil Companies - Exploration & Production	2,394,402	—	—	2,394,402
Pipelines	2,337,353	—	—	2,337,353
Telecom Services	2,140,020	—	—	2,140,020
Telephone-Integrated	2,557,964	—	—	2,557,964
Other Industries*	3,813,937	—	—	3,813,937
Convertible Preferred Stocks	1,269,375	—	—	1,269,375
Preferred Stocks	584,980	—	—	584,980
Convertible Bonds & Notes	—	379,610	—	379,610
U.S. Corporate Bonds & Notes	—	19,500	—	19,500
Short-Term Investment Securities:
Commercial Paper	—	878,000	—	878,000
Other Financial Instruments:@
Forward Foreign Currency Contracts — Appreciation	—	380	—	380

Total	$36,173,451	$1,277,490	$—	$37,450,941

Liabilities:
Other Financial Instruments:@
Forward Foreign Currency Contracts — Depreciation	$—	$225,050	$—	$225,050

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
EQUITY INDEX PORTFOLIO
Portfolio of Investments — October 31, 2010
(unaudited)

	Shares/
Common Stock — 94.6%	Principal	Value
	Amount	(Note 1)

ADVERTISING AGENCIES — 0.2%
Omnicom Group, Inc.	467	$20,529
The Interpublic Group of Cos., Inc.†	757	7,835

		28,364

AEROSPACE/DEFENSE — 1.3%
General Dynamics Corp.	589	40,123
Lockheed Martin Corp.	461	32,865
Northrop Grumman Corp.	456	28,824
Raytheon Co.	580	26,726
Rockwell Collins, Inc.	244	14,764
The Boeing Co.	1,134	80,106

		223,408

AEROSPACE/DEFENSE-EQUIPMENT — 0.7%
Goodrich Corp.	194	15,921
United Technologies Corp.	1,440	107,669

		123,590

AGRICULTURAL CHEMICALS — 0.4%
CF Industries Holdings, Inc.	110	13,478
Monsanto Co.	837	49,735

		63,213

AGRICULTURAL OPERATIONS — 0.2%
Archer-Daniels-Midland Co.	991	33,020

AIRLINES — 0.1%
Southwest Airlines Co.	1,156	15,907

APPAREL MANUFACTURERS — 0.2%
Coach, Inc.	461	23,050
Polo Ralph Lauren Corp.	101	9,785
VF Corp.	134	11,154

		43,989

APPLIANCES — 0.1%
Whirlpool Corp.	118	8,948

APPLICATIONS SOFTWARE — 2.2%
Citrix Systems, Inc.†	290	18,580
Compuware Corp.†	346	3,464
Intuit, Inc.†	438	21,024
Microsoft Corp.	11,800	314,352
Red Hat, Inc.†	293	12,382
Salesforce.com, Inc.†	181	21,009

		390,811

ATHLETIC FOOTWEAR — 0.3%
NIKE, Inc., Class B	599	48,783

AUDIO/VIDEO PRODUCTS — 0.0%
Harman International Industries, Inc.†	108	3,623

AUTO-CARS/LIGHT TRUCKS — 0.4%
Ford Motor Co.†	5,329	75,299

AUTO-HEAVY DUTY TRUCKS — 0.2%
PACCAR, Inc.	565	28,962

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 0.2%
Johnson Controls, Inc.	1,043	36,630

BANKS-COMMERCIAL — 0.3%
BB&T Corp.	1,074	25,142
First Horizon National Corp.†	352	3,552
M&T Bank Corp.	133	9,942
Marshall & Ilsley Corp.	818	4,834
Regions Financial Corp.	1,946	12,260
Zions Bancorporation	269	5,557

		61,287

BANKS-FIDUCIARY — 0.6%
Northern Trust Corp.	375	18,611
State Street Corp.	778	32,489
The Bank of New York Mellon Corp.	1,881	47,138

		98,238

BANKS-SUPER REGIONAL — 2.4%
Capital One Financial Corp.	708	26,387
Comerica, Inc.	273	9,768
Fifth Third Bancorp	1,234	15,499
Huntington Bancshares, Inc.	1,111	6,299
KeyCorp.	1,364	11,171
PNC Financial Services Group, Inc.	814	43,875
SunTrust Banks, Inc.	775	19,390
US Bancorp	2,971	71,839
Wells Fargo & Co.	8,109	211,483

		415,711

BEVERAGES-NON-ALCOHOLIC — 2.3%
Coca-Cola Enterprises, Inc.	514	12,341
Dr Pepper Snapple Group, Inc.	370	13,524
PepsiCo, Inc.	2,465	160,964
The Coca-Cola Co.	3,579	219,464

		406,293

BEVERAGES-WINE/SPIRITS — 0.1%
Brown-Forman Corp., Class B	161	9,790
Constellation Brands, Inc., Class A†	275	5,426

		15,216

BREWERY — 0.1%
Molson Coors Brewing Co., Class B	245	11,571

BROADCAST SERVICES/PROGRAM — 0.2%
Discovery Communications, Inc., Class A†	441	19,673
Scripps Networks Interactive Inc., Class A	139	7,074

		26,747

BUILDING PRODUCTS-WOOD — 0.0%
Masco Corp.	556	5,927

BUILDING-RESIDENTIAL/COMMERCIAL — 0.1%
D.R. Horton, Inc.	434	4,531
Lennar Corp., Class A	246	3,569
Pulte Group, Inc.†	522	4,098

		12,198

CABLE/SATELLITE TV — 1.0%
Comcast Corp., Class A	4,349	89,503
DIRECTV, Class A†	1,343	58,367
Time Warner Cable, Inc.	551	31,886

		179,756

CASINO HOTELS — 0.1%
Wynn Resorts, Ltd.	117	12,539

CASINO SERVICES — 0.0%
International Game Technology	462	7,203

CELLULAR TELECOM — 0.1%
MetroPCS Communications, Inc.†	406	4,226

Sprint Nextel Corp.†	4,625	19,055

		23,281

CHEMICALS-DIVERSIFIED — 0.8%
E.I. du Pont de Nemours & Co.	1,405	66,428
FMC Corp.	112	8,187
PPG Industries, Inc.	256	19,635
The Dow Chemical Co.	1,797	55,402

		149,652

CHEMICALS-SPECIALTY — 0.3%
Eastman Chemical Co.	112	8,800
Ecolab, Inc.	362	17,853
International Flavors & Fragrances, Inc.	124	6,220
Sigma-Aldrich Corp.	188	11,923

		44,796

COAL — 0.2%
CONSOL Energy, Inc.	350	12,866
Massey Energy Co.	158	6,647
Peabody Energy Corp.	417	22,059

		41,572

COATINGS/PAINT — 0.1%
The Sherwin-Williams Co.	140	10,216

COMMERCIAL SERVICES — 0.1%
Iron Mountain, Inc.	312	6,798
Quanta Services, Inc.†	327	6,429

		13,227

COMMERCIAL SERVICES-FINANCE — 1.1%
Automatic Data Processing, Inc.	762	33,848
Equifax, Inc.	194	6,427
H&R Block, Inc.	478	5,636
Mastercard, Inc., Class A	150	36,009
Moody’s Corp.	316	8,551
Paychex, Inc.	498	13,794
The Western Union Co.	1,023	18,005
Total System Services, Inc.	257	4,012
Visa, Inc., Class A	770	60,191

		186,473

COMPUTER AIDED DESIGN — 0.1%
Autodesk, Inc.†	352	12,735

COMPUTER SERVICES — 1.8%
Cognizant Technology Solutions Corp., Class A†	466	30,379
Computer Sciences Corp.	239	11,723
International Business Machines Corp.	1,954	280,594

		322,696

COMPUTERS — 3.5%
Apple, Inc.†	1,416	426,032
Dell, Inc.†	2,622	37,704
Hewlett-Packard Co.	3,514	147,799

		611,535

COMPUTERS-INTEGRATED SYSTEMS — 0.1%
Teradata Corp.†	259	10,194

COMPUTERS-MEMORY DEVICES — 0.7%
EMC Corp.†	3,182	66,854
NetApp, Inc.†	553	29,447
SanDisk Corp.†	361	13,567
Western Digital Corp.†	355	11,367

		121,235

COMPUTERS-PERIPHERY EQUIPMENT — 0.0%
Lexmark International, Inc., Class A†	122	4,640

CONSULTING SERVICES — 0.0%
SAIC, Inc.†	455	7,071

CONSUMER PRODUCTS-MISC. — 0.4%
Clorox Co.	215	14,308
Fortune Brands, Inc.	236	12,756
Kimberly-Clark Corp.	634	40,158

		67,222

CONTAINERS-METAL/GLASS — 0.1%
Ball Corp.	142	9,139
Owens-Illinois, Inc.†	253	7,092

		16,231

CONTAINERS-PAPER/PLASTIC — 0.1%
Bemis Co., Inc.	169	5,367
Pactiv Corp.†	211	7,001
Sealed Air Corp.	247	5,718

		18,086

COSMETICS & TOILETRIES — 2.1%
Avon Products, Inc.	665	20,249
Colgate-Palmolive Co.	753	58,072
The Estee Lauder Cos., Inc., Class A	177	12,597
The Procter & Gamble Co.	4,398	279,581

		370,499

CRUISE LINES — 0.2%
Carnival Corp.	674	29,097

DATA PROCESSING/MANAGEMENT — 0.2%
Dun & Bradstreet Corp.	78	5,804
Fidelity National Information Services, Inc.	409	11,084
Fiserv, Inc.†	233	12,703

		29,591

DENTAL SUPPLIES & EQUIPMENT — 0.1%
DENTSPLY International, Inc.	221	6,937
Patterson Cos., Inc.	150	4,148

		11,085

DIALYSIS CENTERS — 0.1%
DaVita, Inc.†	159	11,408

DISPOSABLE MEDICAL PRODUCTS — 0.1%
C.R. Bard, Inc.	145	12,052

DISTRIBUTION/WHOLESALE — 0.2%
Fastenal Co.	228	11,737
Genuine Parts Co.	244	11,678
WW Grainger, Inc.	92	11,411

		34,826

DIVERSIFIED BANKING INSTITUTIONS — 4.3%
Bank of America Corp.	15,548	177,869
Citigroup, Inc.†	39,509	164,752

JPMorgan Chase & Co.	6,144	231,199
Morgan Stanley	2,165	53,844
The Goldman Sachs Group, Inc.	799	128,599

		756,263

DIVERSIFIED MANUFACTURING OPERATIONS — 3.4%
3M Co.	1,105	93,063
Danaher Corp.	829	35,945
Dover Corp.	289	15,346
Eaton Corp.	260	23,096
General Electric Co.	16,567	265,403
Honeywell International, Inc.	1,197	56,391
Illinois Tool Works, Inc.	780	35,646
ITT Corp.	284	13,402
Leggett & Platt, Inc.	227	4,626
Parker Hannifin Corp.	250	19,137
Textron, Inc.	425	8,849
Tyco International, Ltd.	771	29,514

		600,418

DIVERSIFIED OPERATIONS — 0.0%
Leucadia National Corp.†	305	7,753

E-COMMERCE/PRODUCTS — 0.5%
Amazon.com, Inc.†	548	90,497

E-COMMERCE/SERVICES — 0.5%
eBay, Inc.†	1,789	53,330
Expedia, Inc.	322	9,322
priceline.com, Inc.†	75	28,261

		90,913

ELECTRIC PRODUCTS-MISC. — 0.4%
Emerson Electric Co.	1,166	64,013
Molex, Inc.	213	4,324

		68,337

ELECTRIC-GENERATION — 0.1%
The AES Corp.†	1,034	12,346

ELECTRIC-INTEGRATED — 3.0%
Allegheny Energy, Inc.	263	6,102
Ameren Corp.	371	10,752
American Electric Power Co., Inc.	743	27,818
CMS Energy Corp.	357	6,562
Consolidated Edison, Inc.	438	21,777
Constellation Energy Group, Inc.	313	9,465
Dominion Resources, Inc.	913	39,679
DTE Energy Co.	262	12,251
Duke Energy Corp.	2,043	37,203
Edison International	505	18,635
Entergy Corp.	289	21,539
Exelon Corp.	1,024	41,800
FirstEnergy Corp.	472	17,143
Integrys Energy Group, Inc.	120	6,383
NextEra Energy, Inc.	644	35,446
Northeast Utilities	273	8,539
Pepco Holdings, Inc.	347	6,683
PG&E Corp.	605	28,931
Pinnacle West Capital Corp.	168	6,915
PPL Corp.	748	20,121
Progress Energy, Inc.	453	20,385
Public Service Enterprise Group, Inc.	784	25,362
SCANA Corp.	175	7,147
Southern Co.	1,287	48,739
TECO Energy, Inc.	333	5,857
Wisconsin Energy Corp.	181	10,777
Xcel Energy, Inc.	712	16,988

		518,999

ELECTRONIC COMPONENTS-MISC. — 0.0%
Jabil Circuit, Inc.	303	4,648

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 1.9%
Advanced Micro Devices, Inc.†	878	6,436
Altera Corp.	476	14,856
Broadcom Corp., Class A	694	28,273
Intel Corp.	8,628	173,164
LSI Corp.†	995	5,214
MEMC Electronic Materials, Inc.†	352	4,512
Microchip Technology, Inc.	288	9,268
Micron Technology, Inc.†	1,325	10,958
National Semiconductor Corp.	371	5,083
NVIDIA Corp.†	889	10,695
QLogic Corp.†	169	2,969
Texas Instruments, Inc.	1,852	54,763
Xilinx, Inc.	401	10,751

		336,942

ELECTRONIC CONNECTORS — 0.1%
Amphenol Corp., Class A	269	13,485

ELECTRONIC FORMS — 0.1%
Adobe Systems, Inc.†	814	22,914

ELECTRONIC MEASUREMENT INSTRUMENTS — 0.1%
Agilent Technologies, Inc.†	537	18,687
FLIR Systems, Inc.†	245	6,821

		25,508

ELECTRONICS-MILITARY — 0.1%
L-3 Communications Holdings, Inc.	177	12,778

ENERGY-ALTERNATE SOURCES — 0.1%
First Solar, Inc.†	84	11,565

ENGINEERING/R&D SERVICES — 0.1%
Fluor Corp.	277	13,349
Jacobs Engineering Group, Inc.†	195	7,529

		20,878

ENGINES-INTERNAL COMBUSTION — 0.2%
Cummins, Inc.	308	27,135

ENTERPRISE SOFTWARE/SERVICE — 1.2%
BMC Software, Inc.†	277	12,592
CA, Inc.	600	13,926
Novell, Inc.†	544	3,226
Oracle Corp.	5,997	176,312

		206,056

ENTERTAINMENT SOFTWARE — 0.0%
Electronic Arts, Inc.†	512	8,115

FILTRATION/SEPARATION PRODUCTS — 0.0%
Pall Corp.	181	7,723

FINANCE-CONSUMER LOANS — 0.1%
SLM Corp.†	753	8,961

FINANCE-CREDIT CARD — 0.5%
American Express Co.	1,622	67,248
Discover Financial Services	843	14,879

		82,127

FINANCE-INVESTMENT BANKER/BROKER — 0.2%
E*Trade Financial Corp.†	308	4,404
The Charles Schwab Corp.	1,535	23,639

		28,043

FINANCE-OTHER SERVICES — 0.3%
CME Group, Inc.	104	30,124
IntercontinentalExchange, Inc.†	115	13,210
NYSE Euronext	404	12,379
The NASDAQ OMX Group, Inc.†	223	4,687

		60,400

FOOD-CONFECTIONERY — 0.1%
The Hershey Co.	239	11,828
The J.M. Smucker Co.	185	11,892

		23,720

FOOD-DAIRY PRODUCTS — 0.0%
Dean Foods Co.†	282	2,933

FOOD-MEAT PRODUCTS — 0.1%
Hormel Foods Corp.	107	4,914
Tyson Foods, Inc., Class A	462	7,184

		12,098

FOOD-MISC. — 1.2%
Campbell Soup Co.	300	10,875
ConAgra Foods, Inc.	681	15,316
General Mills, Inc.	995	37,352
H.J. Heinz Co.	493	24,211
Kellogg Co.	404	20,305
Kraft Foods, Inc., Class A	2,703	87,226
McCormick & Co., Inc.	206	9,109
Sara Lee Corp.	1,026	14,703

		219,097

FOOD-RETAIL — 0.3%
Safeway, Inc.	591	13,534
SUPERVALU, Inc.	329	3,550
The Kroger Co.	995	21,890
Whole Foods Market, Inc.†	226	8,983

		47,957

FOOD-WHOLESALE/DISTRIBUTION — 0.2%
Sysco Corp.	912	26,868

FORESTRY — 0.1%
Plum Creek Timber Co., Inc.	250	9,210
Weyerhaeuser Co.	830	13,463

		22,673

GAS-DISTRIBUTION — 0.2%
CenterPoint Energy, Inc.	653	10,814
Nicor, Inc.	71	3,382
NiSource, Inc.	431	7,460
Sempra Energy	384	20,536

		42,192

GOLD MINING — 0.3%
Newmont Mining Corp.	763	46,444

HAZARDOUS WASTE DISPOSAL — 0.1%
Stericycle, Inc.†	132	9,470

HOME DECORATION PRODUCTS — 0.0%
Newell Rubbermaid, Inc.	490	8,648

HOTELS/MOTELS — 0.2%
Marriott International, Inc., Class A	444	16,450
Starwood Hotels & Resorts Worldwide, Inc.	295	15,971
Wyndham Worldwide Corp.	277	7,964

		40,385

HUMAN RESOURCES — 0.1%
Monster Worldwide, Inc.†	201	3,630
Robert Half International, Inc.	229	6,208

		9,838

INDEPENDENT POWER PRODUCERS — 0.0%
NRG Energy, Inc.†	392	7,805

INDUSTRIAL AUTOMATED/ROBOTIC — 0.1%
Rockwell Automation, Inc.	220	13,721

INDUSTRIAL GASES — 0.5%
Air Products & Chemicals, Inc.	329	27,955
Airgas, Inc.	115	8,157
Praxair, Inc.	474	43,295

		79,407

INSTRUMENTS-SCIENTIFIC — 0.3%
PerkinElmer, Inc.	183	4,291
Thermo Fisher Scientific, Inc.†	631	32,446
Waters Corp.†	143	10,601

		47,338

INSURANCE BROKERS — 0.2%
AON Corp.	509	20,233
Marsh & McLennan Cos., Inc.	841	21,008

		41,241

INSURANCE-LIFE/HEALTH — 0.7%
Aflac, Inc.	730	40,800
Lincoln National Corp.	491	12,020
Principal Financial Group, Inc.	496	13,312
Prudential Financial, Inc.	724	38,068
Torchmark Corp.	125	7,160
Unum Group	506	11,344

		122,704

INSURANCE-MULTI-LINE — 1.1%
ACE, Ltd.	525	31,195
American International Group, Inc.†(1)	209	8,780
Assurant, Inc.	165	6,524
Cincinnati Financial Corp.	252	7,419
Genworth Financial, Inc., Class A†	758	8,596
Hartford Financial Services Group, Inc.	689	16,522
Loews Corp.	493	19,464
MetLife, Inc.	1,405	56,664
The Allstate Corp.	834	25,429
XL Group PLC	530	11,209

		191,802

INSURANCE-PROPERTY/CASUALTY — 0.5%
Chubb Corp.	487	28,256
The Progressive Corp.	1,035	21,901
The Travelers Cos., Inc.	728	40,185

		90,342

INSURANCE-REINSURANCE — 1.2%
Berkshire Hathaway, Inc., Class B†	2,681	213,300

INTERNET INFRASTRUCTURE SOFTWARE — 0.1%
Akamai Technologies, Inc.†	281	14,519

INTERNET SECURITY — 0.2%
McAfee, Inc.†	236	11,163
Symantec Corp.†	1,223	19,788
VeriSign, Inc.†	270	9,382

		40,333

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 0.6%
Ameriprise Financial, Inc.	389	20,107
Federated Investors, Inc., Class B	142	3,537
Franklin Resources, Inc.	227	26,037
Invesco, Ltd.	725	16,675
Janus Capital Group, Inc.	285	3,010
Legg Mason, Inc.	239	7,416
T. Rowe Price Group, Inc.	397	21,942

		98,724

LINEN SUPPLY & RELATED ITEMS — 0.0%
Cintas Corp.	206	5,659

MACHINERY-CONSTRUCTION & MINING — 0.4%
Caterpillar, Inc.	977	76,792

MACHINERY-FARMING — 0.3%
Deere & Co.	657	50,458

MACHINERY-GENERAL INDUSTRIAL — 0.1%
Roper Industries, Inc.	146	10,137

MACHINERY-PUMPS — 0.0%
Flowserve Corp.	87	8,700

MEDICAL INFORMATION SYSTEMS — 0.1%
Cerner Corp.†	110	9,661

MEDICAL INSTRUMENTS — 0.6%
Boston Scientific Corp.†	2,351	15,000
Intuitive Surgical, Inc.†	61	16,040
Medtronic, Inc.	1,673	58,906
St. Jude Medical, Inc.†	507	19,418

		109,364

MEDICAL LABS & TESTING SERVICES — 0.1%
Laboratory Corp. of America Holdings†	159	12,930
Quest Diagnostics, Inc.	228	11,204

		24,134

MEDICAL PRODUCTS — 2.4%
Baxter International, Inc.	906	46,116
Becton, Dickinson and Co.	360	27,187
CareFusion Corp.†	345	8,328
Hospira, Inc.†	259	15,405
Johnson & Johnson	4,268	271,744
Stryker Corp.	529	26,180
Varian Medical Systems, Inc.†	188	11,885
Zimmer Holdings, Inc.†	311	14,754

		421,599

MEDICAL-BIOMEDICAL/GENE — 1.4%
Amgen, Inc.†	1,485	84,927
Biogen Idec, Inc.†	375	23,516
Celgene Corp.†	712	44,194
Genzyme Corp.†	395	28,492
Gilead Sciences, Inc.†	1,300	51,571
Life Technologies Corp.†	284	14,251

		246,951

MEDICAL-DRUGS — 4.0%
Abbott Laboratories	2,393	122,809
Allergan, Inc.	477	34,540
Bristol-Myers Squibb Co.	2,657	71,473
Cephalon, Inc.†	117	7,774
Eli Lilly & Co.	1,572	55,334
Forest Laboratories, Inc.†	442	14,608
King Pharmaceuticals, Inc.†	387	5,472
Merck & Co., Inc.	4,769	173,019
Pfizer, Inc.	12,456	216,735

		701,764

MEDICAL-GENERIC DRUGS — 0.1%
Mylan, Inc.†	479	9,733
Watson Pharmaceuticals, Inc.†	166	7,744

		17,477

MEDICAL-HMO — 0.9%
Aetna, Inc.	647	19,319
CIGNA Corp.	422	14,850
Coventry Health Care, Inc.†	230	5,387
Humana, Inc.†	262	15,272
UnitedHealth Group, Inc.	1,742	62,799
WellPoint, Inc.†	619	33,637

		151,264

MEDICAL-HOSPITALS — 0.0%
Tenet Healthcare Corp.†	752	3,279

MEDICAL-WHOLESALE DRUG DISTRIBUTION — 0.3%
AmerisourceBergen Corp.	432	14,178
Cardinal Health, Inc.	544	18,871
McKesson Corp.	405	26,722

		59,771

METAL PROCESSORS & FABRICATION — 0.2%
Precision Castparts Corp.	220	30,048

METAL-ALUMINUM — 0.1%
Alcoa, Inc.	1,582	20,772

METAL-COPPER — 0.4%
Freeport-McMoRan Copper & Gold, Inc.	729	69,022

METAL-IRON — 0.1%
Cliffs Natural Resources, Inc.	210	13,692

MOTORCYCLE/MOTOR SCOOTER — 0.1%
Harley-Davidson, Inc.	365	11,198

MULTIMEDIA — 1.5%
Meredith Corp.	56	1,901
News Corp., Class A	3,534	51,102
The McGraw-Hill Cos., Inc.	479	18,034

The Walt Disney Co.	2,964	107,030
Time Warner, Inc.	1,743	56,665
Viacom, Inc., Class B	942	36,352

		271,084

NETWORKING PRODUCTS — 1.3%
Cisco Systems, Inc.†	8,850	202,046
Juniper Networks, Inc.†	806	26,106

		228,152

NON-FERROUS METALS — 0.0%
Titanium Metals Corp.†	140	2,752

NON-HAZARDOUS WASTE DISPOSAL — 0.2%
Republic Services, Inc.	475	14,160
Waste Management, Inc.	740	26,433

		40,593

OFFICE AUTOMATION & EQUIPMENT — 0.2%
Pitney Bowes, Inc.	320	7,021
Xerox Corp.	2,143	25,073

		32,094

OFFICE SUPPLIES & FORMS — 0.0%
Avery Dennison Corp.	170	6,179

OIL & GAS DRILLING — 0.2%
Diamond Offshore Drilling, Inc.	108	7,145
Helmerich & Payne, Inc.	164	7,016
Nabors Industries, Ltd.†	442	9,238
Rowan Cos., Inc.†	178	5,856

		29,255

OIL COMPANIES-EXPLORATION & PRODUCTION — 2.3%
Anadarko Petroleum Corp.	767	47,224
Apache Corp.	564	56,975
Cabot Oil & Gas Corp.	161	4,666
Chesapeake Energy Corp.	1,014	22,004
Denbury Resources, Inc.†	619	10,535
Devon Energy Corp.	674	43,823
EOG Resources, Inc.	393	37,618
EQT Corp.	231	8,649
Noble Energy, Inc.	271	22,081
Occidental Petroleum Corp.	1,259	98,995
Pioneer Natural Resources Co.	180	12,564
QEP Resources, Inc.	271	8,951
Range Resources Corp.	248	9,273
Southwestern Energy Co.†	536	18,144

		401,502

OIL COMPANIES-INTEGRATED — 5.7%
Chevron Corp.	3,116	257,413
ConocoPhillips	2,299	136,561
Exxon Mobil Corp.	7,890	524,448
Hess Corp.	453	28,553
Marathon Oil Corp.	1,100	39,127
Murphy Oil Corp.	297	19,352

		1,005,454

OIL FIELD MACHINERY & EQUIPMENT — 0.4%
Cameron International Corp.†	375	16,406
FMC Technologies, Inc.†	186	13,411
National Oilwell Varco, Inc.	649	34,890

		64,707

OIL REFINING & MARKETING — 0.1%
Sunoco, Inc.	187	7,007
Tesoro Corp.	221	2,864
Valero Energy Corp.	877	15,742

		25,613

OIL-FIELD SERVICES — 1.3%
Baker Hughes, Inc.	668	30,948
Halliburton Co.	1,411	44,955
Schlumberger, Ltd.	2,117	147,957

		223,860

PAPER & RELATED PRODUCTS — 0.1%
International Paper Co.	677	17,115
MeadWestvaco Corp.	265	6,818

		23,933

PHARMACY SERVICES — 0.4%
Express Scripts, Inc.†	840	40,757
Medco Health Solutions, Inc.†	672	35,300

		76,057

PHOTO EQUIPMENT & SUPPLIES — 0.0%
Eastman Kodak Co.†	416	1,959

PIPELINES — 0.4%
El Paso Corp.	1,091	14,467
Oneok, Inc.	165	8,220
Spectra Energy Corp.	1,004	23,865
The Williams Cos., Inc.	906	19,497

		66,049

PRINTING-COMMERCIAL — 0.0%
R.R. Donnelley & Sons Co.	320	5,904

PUBLISHING-NEWSPAPERS — 0.1%
Gannett Co., Inc.	370	4,384
The New York Times Co., Class A†	183	1,404
The Washington Post Co., Class B	9	3,619

		9,407

QUARRYING — 0.0%
Vulcan Materials Co.	199	7,265

REAL ESTATE INVESTMENT TRUSTS — 1.3%
Apartment Investment & Management Co., Class A	181	4,219
AvalonBay Communities, Inc.	132	14,033
Boston Properties, Inc.	216	18,617
Equity Residential	439	21,348
HCP, Inc.	480	17,285
Health Care REIT, Inc.	206	10,527
Host Hotels & Resorts, Inc.	1,020	16,208
Kimco Realty Corp.	629	10,838
ProLogis	863	11,780
Public Storage	216	21,431
Simon Property Group, Inc.	454	43,593
Ventas, Inc.	243	13,015
Vornado Realty Trust	251	21,935

		224,829

REAL ESTATE MANAGEMENT/SERVICES — 0.0%
CB Richard Ellis Group, Inc., Class A†	449	8,239

RETAIL-APPAREL/SHOE — 0.3%
Abercrombie & Fitch Co., Class A	137	5,872
Limited Brands, Inc.	410	12,050
Ross Stores, Inc.	187	11,031
The Gap, Inc.	681	12,946
Urban Outfitters, Inc.†	200	6,154

		48,053

RETAIL-AUTO PARTS — 0.1%
AutoZone, Inc.†	44	10,456
O’Reilly Automotive, Inc.†	215	12,577

		23,033

RETAIL-AUTOMOBILE — 0.1%
AutoNation, Inc.†	98	2,276
CarMax, Inc.†	347	10,753

		13,029

RETAIL-BEDDING — 0.1%
Bed Bath & Beyond, Inc.†	409	17,955

RETAIL-BUILDING PRODUCTS — 0.7%
Home Depot, Inc.	2,580	79,670
Lowe’s Cos., Inc.	2,174	46,372

		126,042

RETAIL-COMPUTER EQUIPMENT — 0.0%
GameStop Corp., Class A†	233	4,581

RETAIL-CONSUMER ELECTRONICS — 0.2%
Best Buy Co., Inc.	536	23,037
RadioShack Corp.	194	3,905

		26,942

RETAIL-DISCOUNT — 1.6%
Big Lots, Inc.†	117	3,670
Costco Wholesale Corp.	680	42,684
Family Dollar Stores, Inc.	206	9,511
Target Corp.	1,118	58,069
Wal-Mart Stores, Inc.	3,099	167,873

		281,807

RETAIL-DRUG STORE — 0.6%
CVS Caremark Corp.	2,105	63,403
Walgreen Co.	1,508	51,091

		114,494

RETAIL-JEWELRY — 0.1%
Tiffany & Co.	196	10,388

RETAIL-MAJOR DEPARTMENT STORES — 0.3%
J.C. Penney Co., Inc.	366	11,412
Nordstrom, Inc.	262	10,089
Sears Holdings Corp.†	69	4,967
TJX Cos., Inc.	621	28,498

		54,966

RETAIL-OFFICE SUPPLIES — 0.1%
Office Depot, Inc.†	428	1,922
Staples, Inc.	1,131	23,151

		25,073

RETAIL-REGIONAL DEPARTMENT STORES — 0.2%
Kohl’s Corp.†	477	24,423
Macy’s, Inc.	655	15,484

		39,907

RETAIL-RESTAURANTS — 1.2%
Darden Restaurants, Inc.	215	9,828
McDonald’s Corp.	1,649	128,243
Starbucks Corp.	1,147	32,666
Yum! Brands, Inc.	724	35,881

		206,618

RUBBER-TIRES — 0.0%
The Goodyear Tire & Rubber Co.†	376	3,843

SAVINGS & LOANS/THRIFTS — 0.1%
Hudson City Bancorp, Inc.	816	9,507
People’s United Financial, Inc.	575	7,078

		16,585

SCHOOLS — 0.1%
Apollo Group, Inc., Class A†	197	7,384
DeVry, Inc.	98	4,690

		12,074

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 0.2%
Analog Devices, Inc.	462	15,556
Linear Technology Corp.	348	11,216

		26,772

SEMICONDUCTOR EQUIPMENT — 0.2%
Applied Materials, Inc.	2,070	25,585
KLA-Tencor Corp.	260	9,287
Novellus Systems, Inc.†	142	4,148
Teradyne, Inc.†	281	3,159

		42,179

STEEL-PRODUCERS — 0.2%
AK Steel Holding Corp.	170	2,140
Nucor Corp.	489	18,690
United States Steel Corp.	222	9,499

		30,329

STEEL-SPECIALTY — 0.0%
Allegheny Technologies, Inc.	153	8,062

TELECOM EQUIPMENT-FIBER OPTICS — 0.3%
Corning, Inc.	2,420	44,238
JDS Uniphase Corp.†	343	3,605

		47,843

TELECOMMUNICATION EQUIPMENT — 0.1%
Harris Corp.	200	9,038
Tellabs, Inc.	591	4,031

		13,069

TELEPHONE-INTEGRATED — 2.6%
AT&T, Inc.	9,156	260,946
CenturyLink, Inc.	467	19,324
Frontier Communications Corp.	1,537	13,495
Qwest Communications International, Inc.	2,695	17,787
Verizon Communications, Inc.	4,380	142,219
Windstream Corp.	749	9,482

		463,253

TELEVISION — 0.1%
CBS Corp., Class B	1,055	17,861

TOBACCO — 1.6%
Altria Group, Inc.	3,229	82,081
Lorillard, Inc.	235	20,055
Philip Morris International, Inc.	2,840	166,140
Reynolds American, Inc.	262	17,004

		285,280

TOOLS-HAND HELD — 0.1%
Snap-On, Inc.	90	4,590
Stanley Black & Decker, Inc.	257	15,926

		20,516

TOYS — 0.1%
Hasbro, Inc.	217	10,036
Mattel, Inc.	557	12,995

		23,031

TRANSPORT-RAIL — 0.8%
CSX Corp.	588	36,133
Norfolk Southern Corp.	571	35,111
Union Pacific Corp.	771	67,601

		138,845

TRANSPORT-SERVICES — 1.0%
C.H. Robinson Worldwide, Inc.	257	18,113
Expeditors International of Washington, Inc.	329	16,239
FedEx Corp.	487	42,720
Ryder System, Inc.	81	3,544
United Parcel Service, Inc., Class B	1,535	103,367

		183,983

VITAMINS & NUTRITION PRODUCTS — 0.1%
Mead Johnson Nutrition Co.	317	18,646

WEB PORTALS/ISP — 1.5%
Google, Inc., Class A†	385	236,001
Yahoo!, Inc.†	2,089	34,490

		270,491

WIRELESS EQUIPMENT — 1.0%
American Tower Corp., Class A†	622	32,102
Motorola, Inc.†	3,616	29,470
QUALCOMM, Inc.	2,487	112,238

		173,810

TOTAL COMMON STOCK (cost $17,307,109)		16,619,005

EXCHANGE-TRADED FUNDS — 3.8%

iShares S&P 500 Index Fund (cost $665,048)	5,700	677,388

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $17,972,157)		17,296,393

Short-Term Investment Securities — 0.2%

U.S. GOVERNMENT TREASURIES — 0.2%
United States Treasury Bills 0.01% due 12/16/10 (cost $29,995)(2)	$30,000	29,995

Repurchase Agreement — 1.5%

State Street Bank and Trust Co. Joint Repurchase Agreement (cost $268,000)(3)	268,000	268,000

TOTAL INVESTMENTS (cost $18,270,152) (4)	100.1%	17,594,388
Liabilities in excess of other assets	(0.1)	(25,282)

NET ASSETS	100.0%	$17,569,106

†	Non-income producing security

(1)	Security represents an investment in an affiliated company; see Note 3

(2)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.

(3)	See Note 2 for details of Joint Repurchase Agreements.

(4)	See Note 4 for cost of investments on a tax basis.

Open Futures Contracts

				Value as of	Unrealized
Number of		Expiration	Value at	October 31,	Appreciation
Contracts	Description	Date	Trade Date	2010	(Depreciation)
5 Long	S&P 500 E-Mini Futures Index	December 2010	288,071	294,925	$6,854

The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2010 (see Note 1):

			Level 3-Signifcant
	Level 1 - Unadjusted	Level 2- Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock:
Oil Companies - Integrated	$1,005,454	$—	$—	$1,005,454
Other Industries*	15,613,551	—	—	15,613,551
Exchange Traded Funds	677,388	—	—	677,388
Short-Term Investment Securities:
U.S. Government Treasuries	—	29,995	—	29,995
Repurchase Agreement	—	268,000	—	268,000
Other Financial Instruments:@
Open Futures Contracts — Appreciation	6,854	—	—	6,854

Total	$17,303,247	$297,995	$—	$17,601,242

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
GROWTH-INCOME PORTFOLIO
Portfolio of Investments — October 31, 2010 —
(unaudited)

Common Stock — 99.9%	Shares/ Principal	Value
	Amount	(Note 1)

AEROSPACE/DEFENSE — 1.4%
The Boeing Co.	42,600	$3,009,264

AEROSPACE/DEFENSE-EQUIPMENT — 2.0%
United Technologies Corp.	58,300	4,359,091

AGRICULTURAL CHEMICALS — 0.2%
Monsanto Co.	7,500	445,650

AIRLINES — 1.1%
United Continental Holdings, Inc.†	82,635	2,399,720

APPAREL MANUFACTURERS — 0.3%
Polo Ralph Lauren Corp.	6,100	590,968

APPLICATIONS SOFTWARE — 4.1%
Microsoft Corp.	227,700	6,065,928
Red Hat, Inc.†	21,300	900,138
Salesforce.com, Inc.†	18,400	2,135,688

		9,101,754

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 0.7%
Johnson Controls, Inc.	42,700	1,499,624

BANKS-SUPER REGIONAL — 2.1%
Wells Fargo & Co.	174,259	4,544,675

BEVERAGES-NON-ALCOHOLIC — 1.9%
Coca-Cola Enterprises, Inc.	13,300	319,333
PepsiCo, Inc.	60,100	3,924,530

		4,243,863

CABLE/SATELLITE TV — 0.6%
Comcast Corp., Class A	66,300	1,364,454

CHEMICALS-DIVERSIFIED — 0.3%
The Dow Chemical Co.	23,700	730,671

COMMERCIAL SERVICES-FINANCE — 1.7%
Visa, Inc., Class A	49,200	3,845,964

COMPUTER SERVICES — 1.7%
Accenture PLC, Class A	9,700	433,687
Cognizant Technology Solutions Corp., Class A†	18,400	1,199,496
International Business Machines Corp.	14,300	2,053,480

		3,686,663

COMPUTERS — 7.9%
Apple, Inc.†	42,250	12,711,757
Hewlett-Packard Co.	112,580	4,735,115

		17,446,872

COMPUTERS-MEMORY DEVICES — 1.3%
EMC Corp.†	80,700	1,695,507
NetApp, Inc.†	23,400	1,246,050

		2,941,557

CONSUMER PRODUCTS-MISC. — 0.3%
Clorox Co.	11,200	745,360

COSMETICS & TOILETRIES — 1.2%
Colgate-Palmolive Co.	14,600	1,125,952
The Procter & Gamble Co.	23,700	1,506,609

		2,632,561

DIVERSIFIED BANKING INSTITUTIONS — 4.0%
JPMorgan Chase & Co.	183,500	6,905,105
The Goldman Sachs Group, Inc.	12,400	1,995,780

		8,900,885

DIVERSIFIED MANUFACTURING OPERATIONS — 5.9%
Cooper Industries PLC	48,600	2,547,612
Danaher Corp.	78,000	3,382,080
Dover Corp.	32,400	1,720,440
General Electric Co.	200,100	3,205,602
Illinois Tool Works, Inc.	49,800	2,275,860

		13,131,594

E-COMMERCE/PRODUCTS — 0.5%
Amazon.com, Inc.†	7,200	1,189,008

E-COMMERCE/SERVICES — 0.1%
Netflix, Inc.†	1,400	242,900

ELECTRIC PRODUCTS-MISC. — 1.7%
Emerson Electric Co.	66,700	3,661,830

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 2.8%
Broadcom Corp., Class A	33,500	1,364,790
Intel Corp.	230,200	4,620,114
NVIDIA Corp.†	18,400	221,352

		6,206,256

ENGINES-INTERNAL COMBUSTION — 0.4%
Cummins, Inc.	8,800	775,280

ENTERPRISE SOFTWARE/SERVICE — 1.2%
Oracle Corp.	91,700	2,695,980

FINANCE-OTHER SERVICES — 1.3%
CME Group, Inc.	7,720	2,236,098
IntercontinentalExchange, Inc.†	6,000	689,220

		2,925,318

FOOD-MISC. — 0.1%
Kellogg Co.	6,600	331,716

FOOD-RETAIL — 0.5%
The Kroger Co.	53,000	1,166,000

HOTEL/MOTELS — 0.1%
Starwood Hotels & Resorts Worldwide, Inc.	4,300	232,802

HUMAN RESOURCES — 0.5%
SuccessFactors, Inc.†	37,400	1,014,288

INDUSTRIAL GASES — 0.2%
Praxair, Inc.	4,100	374,494

INSURANCE-REINSURANCE — 0.4%
Axis Capital Holdings, Ltd.	23,700	806,037

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 1.4%
Franklin Resources, Inc.	26,900	3,085,430

MACHINERY-CONSTRUCTION & MINING — 0.4%
Caterpillar, Inc.	11,700	919,620

MACHINERY-FARMING — 0.3%
Deere & Co.	7,600	583,680

MACHINERY-PUMPS — 0.4%
Flowserve Corp.	9,500	950,000

MEDICAL PRODUCTS — 0.9%
Covidien PLC	50,000	1,993,500

MEDICAL-BIOMEDICAL/GENE — 2.3%
Celgene Corp.†	24,400	1,514,508
Gilead Sciences, Inc.†	89,500	3,550,465

		5,064,973

MEDICAL-DRUGS — 2.2%
Merck & Co., Inc.	106,181	3,852,247

Pfizer, Inc.	62,600	1,089,240

		4,941,487

MEDICAL-GENERIC DRUGS — 1.7%
Teva Pharmaceutical Industries, Ltd. ADR	71,100	3,690,090

MEDICAL-WHOLESALE DRUG DISTRIBUTION — 0.6%
McKesson Corp.	19,500	1,286,610

METAL-COPPER — 0.8%
Freeport-McMoRan Copper & Gold, Inc.	19,800	1,874,664

MULTIMEDIA — 3.2%
News Corp., Class A	111,500	1,612,290
The Walt Disney Co.	153,600	5,546,496

		7,158,786

NETWORKING PRODUCTS — 3.6%
Cisco Systems, Inc.†	236,700	5,403,861
Juniper Networks, Inc.†	78,100	2,529,659

		7,933,520

OIL COMPANIES-EXPLORATION & PRODUCTION — 1.8%
EOG Resources, Inc.	5,700	545,604
Noble Energy, Inc.	21,400	1,743,672
Occidental Petroleum Corp.	16,000	1,258,080
Southwestern Energy Co.†	9,700	328,345

		3,875,701

OIL COMPANIES-INTEGRATED — 2.3%
Chevron Corp.	55,700	4,601,377
Suncor Energy, Inc.	14,200	454,542

		5,055,919

OIL FIELD MACHINERY & EQUIPMENT — 2.8%
Cameron International Corp.†	82,300	3,600,625
National Oilwell Varco, Inc.	49,400	2,655,744

		6,256,369

OIL-FIELD SERVICES — 2.7%
Schlumberger, Ltd.	84,300	5,891,727

OPTICAL SUPPLIES — 1.1%
Alcon, Inc.	14,600	2,448,712

PHARMACY SERVICES — 1.8%
Express Scripts, Inc.†	81,600	3,959,232

RETAIL-APPAREL/SHOE — 0.2%
Ross Stores, Inc.	7,000	412,930

RETAIL-BUILDING PRODUCTS — 1.1%
Home Depot, Inc.	24,500	756,560
Lowe’s Cos., Inc.	73,300	1,563,489

		2,320,049

RETAIL-DISCOUNT — 2.4%
Dollar Tree, Inc.†	11,700	600,327
Target Corp.	74,500	3,869,530
Wal-Mart Stores, Inc.	15,900	861,303

		5,331,160

RETAIL-REGIONAL DEPARTMENT STORES — 2.1%
Kohl’s Corp.†	92,600	4,741,120

RETAIL-RESTAURANTS — 3.4%
McDonald’s Corp.	52,300	4,067,371
Starbucks Corp.	62,000	1,765,760
Yum! Brands, Inc.	32,700	1,620,612

		7,453,743

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 0.7%
Analog Devices, Inc.	38,700	1,303,029
Marvell Technology Group, Ltd.†	11,800	227,858

		1,530,887

SEMICONDUCTOR EQUIPMENT — 0.1%
KLA-Tencor Corp.	3,200	114,304

SOFTWARE TOOLS — 0.3%
VMware, Inc., Class A†	9,100	695,786

TELEPHONE-INTEGRATED — 0.3%
AT&T, Inc.	23,200	661,200

TOBACCO — 1.3%
Philip Morris International, Inc.	50,100	2,930,850

TRANSPORT-RAIL — 2.6%
Union Pacific Corp.	64,400	5,646,592

TRANSPORT-SERVICES — 2.9%
FedEx Corp.	29,500	2,587,740
United Parcel Service, Inc., Class B	56,200	3,784,508

		6,372,248

WEB PORTALS/ISP — 2.4%
Google, Inc., Class A†	8,650	5,302,364

WIRELESS EQUIPMENT — 1.3%
QUALCOMM, Inc.	63,400	2,861,242

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $187,284,286)		220,587,594

Short-Term Investment Securities — 0.2%

TIME DEPOSIT — 0.2%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 11/01/10 (cost $332,000)	$332,000	332,000

TOTAL INVESTMENTS (cost $187,616,286) (1)	100.1%	220,919,594
Liabilities in excess of other assets	(0.1)	(139,878)

NET ASSETS	100.0%	$220,779,716

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

ADR	— American Depository Receipt
The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2010 (see Note 1):

			Level 3-Signifcant
	Level 1 - Unadjusted	Level 2- Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock:
Computers	$17,446,872	$—	$—	$17,446,872
Diversified Manufacturing Operations	13,131,594	—	—	13,131,594
Other Industries*	190,009,128	—	—	190,009,128
Short-Term Investment Securities:
Time Deposit	—	332,000	—	332,000

Total	$220,587,594	$332,000	$—	$220,919,594

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
EQUITY OPPORTUNITIES PORTFOLIO
Portfolio of Investments — October 31, 2010
(unaudited)

	Shares/
Common Stock — 98.2%	Principal	Value
	Amount	(Note 1)

APPLICATIONS SOFTWARE — 2.0%
Check Point Software Technologies, Ltd.†	46,310	$1,979,752

AUTO-CARS/LIGHT TRUCKS — 3.0%
Ford Motor Co.†	212,430	3,001,636

BANKS-COMMERCIAL — 3.1%
CIT Group, Inc.†	71,810	3,111,527

BANKS-FIDUCIARY — 1.3%
State Street Corp.	30,660	1,280,362

BANKS-SUPER REGIONAL — 1.9%
Wells Fargo & Co.	73,080	1,905,926

CABLE/SATELLITE TV — 0.0%
Time Warner Cable, Inc.	267	15,451

CELLULAR TELECOM — 2.7%
America Movil SAB de CV, Series L ADR	47,270	2,706,680

COMMERCIAL SERVICES-FINANCE — 1.3%
Verisk Analytics, Inc., Class A†	42,390	1,263,646

COMPUTERS — 4.4%
Apple, Inc.†	14,480	4,356,598

DECISION SUPPORT SOFTWARE — 1.8%
MSCI, Inc., Class A†	49,590	1,777,802

DIVERSIFIED BANKING INSTITUTIONS — 4.0%
Bank of America Corp.	123,180	1,409,179
Citigroup, Inc.†	338,140	1,410,044
The Goldman Sachs Group, Inc.	6,840	1,100,898

		3,920,121

DIVERSIFIED MANUFACTURING OPERATIONS — 2.1%
Tyco International, Ltd.	53,720	2,056,402

E-COMMERCE/SERVICES — 3.5%
eBay, Inc.†	118,080	3,519,965

EDUCATIONAL SOFTWARE — 0.8%
Blackboard, Inc.†	19,220	802,243

ELECTRIC-GENERATION — 2.9%
The AES Corp.†	238,820	2,851,511

ENGINEERING/R&D SERVICES — 2.0%
Aecom Technology Corp.†	39,340	1,042,117
KBR, Inc.	38,620	980,948

		2,023,065

FINANCE-INVESTMENT BANKER/BROKER — 0.5%
Knight Capital Group, Inc., Class A†	39,970	520,809

FOOD-MISC. — 2.0%
General Mills, Inc.	40,240	1,510,609
Sara Lee Corp.	32,120	460,280

		1,970,889

HOTEL/MOTELS — 1.9%
Hyatt Hotels Corp., Class A†	47,500	1,914,250

INDUSTRIAL AUDIO & VIDEO PRODUCTS — 1.6%
Dolby Laboratories, Inc., Class A†	25,720	1,586,410

INDUSTRIAL GASES — 1.2%
Praxair, Inc.	13,000	1,187,420

INSURANCE-LIFE/HEALTH — 2.0%
Aflac, Inc.	35,950	2,009,245

INSURANCE-PROPERTY/CASUALTY — 1.0%
The Progressive Corp.	47,700	1,009,332

MEDICAL-BIOMEDICAL/GENE — 2.3%
Celgene Corp.†	26,820	1,664,717
Human Genome Sciences, Inc.†	22,700	610,176

		2,274,893

MEDICAL-DRUGS — 4.5%
Abbott Laboratories	41,480	2,128,753
Merck & Co., Inc.	51,650	1,873,862
Savient Pharmaceuticals, Inc.†	39,090	485,107

		4,487,722

MEDICAL-GENERIC DRUGS — 1.5%
Perrigo Co.	8,300	546,804
Teva Pharmaceutical Industries, Ltd. ADR	18,400	954,960

		1,501,764

MEDICAL-HMO — 1.4%
WellPoint, Inc.†	25,030	1,360,130

METAL PROCESSORS & FABRICATION — 2.3%
Precision Castparts Corp.	16,550	2,260,399

MULTIMEDIA — 3.2%
FactSet Research Systems, Inc.	11,560	1,014,737
The McGraw-Hill Cos., Inc.	58,410	2,199,136

		3,213,873

NON-HAZARDOUS WASTE DISPOSAL — 1.9%
Republic Services, Inc.	64,010	1,908,138

OIL COMPANIES-EXPLORATION & PRODUCTION — 4.1%
Noble Energy, Inc.	13,080	1,065,758
Occidental Petroleum Corp.	38,150	2,999,735

		4,065,493

OIL COMPANIES-INTEGRATED — 3.3%
Chevron Corp.	39,430	3,257,312

PHARMACY SERVICES — 0.8%
Express Scripts, Inc.†	15,700	761,764

PIPELINES — 2.4%
Enterprise Productions Partners LP	29,090	1,246,507
MarkWest Energy Partners LP	8,960	341,555
Plains All American Pipeline LP	12,970	818,407

		2,406,469

PUBLISHING-NEWSPAPERS — 0.6%
The Washington Post Co., Class B	1,581	635,799

QUARRYING — 1.0%
Compass Minerals International, Inc.	12,410	978,777

RETAIL-AUTO PARTS — 1.9%
AutoZone, Inc.†	7,950	1,889,159

RETAIL-DISCOUNT — 0.5%
Target Corp.	9,060	470,576

RETAIL-RESTAURANTS — 2.4%
McDonald’s Corp.	30,980	2,409,315

SAVINGS & LOANS/THRIFTS — 0.9%
First Niagara Financial Group, Inc.	74,460	882,351

SCHOOLS — 0.4%
Capella Education Co.†	7,430	407,387

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 2.2%
Marvell Technology Group, Ltd.†	110,370	2,131,245

TELECOM SERVICES — 0.5%
NeuStar, Inc., Class A†	19,520	503,811

TOBACCO — 3.9%
Philip Morris International, Inc.	66,020	3,862,170

TRANSPORT-SERVICES — 2.8%
United Parcel Service, Inc., Class B	41,410	2,788,549

VITAMINS & NUTRITION PRODUCTS — 1.6%
Mead Johnson Nutrition Co.	27,220	1,601,080

WEB PORTALS/ISP — 2.3%
Google, Inc., Class A†	3,640	2,231,284

WIRELESS EQUIPMENT — 2.5%
QUALCOMM, Inc.	54,340	2,452,364

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $80,871,768)		97,512,866

Repurchase Agreement — 2.2%

Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 10/29/10, to be repurchased 11/01/10 in the amount of $2,124,002 and collateralized by $2,135,000 of United States Treasury Notes bearing interest at 0.50% due 04/30/12 and having an approximate value of $2,166,812 (cost $2,124,000)	$2,124,000	2,124,000

TOTAL INVESTMENTS (cost $82,995,768) (1)	100.4%	99,636,866
Liabilities in excess of other assets	(0.4)	(358,315)

NET ASSETS	100.0%	$99,278,551

† Non-income producing security

(1) See Note 4 for cost of investments on a tax basis.

ADR —	American Depository Receipt
The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2010 (see Note 1):

			Level 3-Signifcant
	Level 1 - Unadjusted	Level 2- Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock	$97,512,866	$—	$—	$97,512,866
Repurchase Agreement	—	2,124,000	—	2,124,000

Total	$97,512,866	$2,124,000	$—	$99,636,866

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
DAVIS VENTURE VALUE PORTFOLIO
Portfolio of Investments — October 31, 2010 —
(unaudited)

Common Stock — 98.3%	Shares/ Principal	Value
	Amount	(Note 1)

AEROSPACE/DEFENSE — 0.7%
Lockheed Martin Corp.	127,710	$9,104,446

AGRICULTURAL CHEMICALS — 1.3%
Monsanto Co.	176,589	10,492,919
Potash Corp. of Saskatchewan, Inc.	52,069	7,554,691

		18,047,610

APPLICATIONS SOFTWARE — 1.4%
Microsoft Corp.	695,600	18,530,784

BANKS-FIDUCIARY — 3.4%
The Bank of New York Mellon Corp.	1,794,440	44,968,666

BANKS-SUPER REGIONAL — 3.8%
Wells Fargo & Co.	1,975,849	51,530,142

BEVERAGES-NON-ALCOHOLIC — 2.0%
The Coca-Cola Co.	436,600	26,772,312

BEVERAGES-WINE/SPIRITS — 1.4%
Diageo PLC ADR	261,950	19,384,300

BREWERY — 1.2%
Heineken Holding NV	387,112	16,669,931

BROADCAST SERVICES/PROGRAM — 0.6%
Grupo Televisa SA ADR	283,150	6,356,718
Liberty Media Corp.-Starz, Series A†	20,906	1,369,761

		7,726,479

BUILDING PRODUCTS-CEMENT — 1.0%
Martin Marietta Materials, Inc.	168,150	13,532,712

CELLULAR TELECOM — 0.5%
America Movil SAB de CV, Series L ADR	105,800	6,058,108

COAL — 0.9%
China Coal Energy Co., Ltd.	7,350,600	12,707,375

COMMERCIAL SERVICES — 1.3%
Iron Mountain, Inc.	811,652	17,685,897

COMMERCIAL SERVICES-FINANCE — 1.0%
Moody’s Corp.	377,550	10,216,503
Visa, Inc., Class A	48,480	3,789,682

		14,006,185

COMPUTERS — 0.9%
Hewlett-Packard Co.	288,645	12,140,409

CONTAINERS-PAPER/PLASTIC — 1.9%
Sealed Air Corp.	1,127,478	26,101,116

COSMETICS & TOILETRIES — 1.9%
Natura Cosmeticos SA	89,200	2,554,867
The Procter & Gamble Co.	349,500	22,217,715

		24,772,582

DATA PROCESSING/MANAGEMENT — 1.2%
Dun & Bradstreet Corp.	209,600	15,596,336

DIVERSIFIED BANKING INSTITUTIONS — 2.0%
Bank of America Corp.	111,822	1,279,244
JPMorgan Chase & Co.	48,376	1,820,389
Julius Baer Group, Ltd.	370,800	15,652,692
The Goldman Sachs Group, Inc.	47,400	7,629,030

		26,381,355

DIVERSIFIED MANUFACTURING OPERATIONS — 0.8%
Tyco International, Ltd.	282,026	10,795,955

DIVERSIFIED MINERALS — 0.5%
BHP Billiton PLC	200,800	7,121,982

DIVERSIFIED OPERATIONS — 1.2%
China Merchants Holdings International Co., Ltd.	4,409,008	15,414,819

E-COMMERCE/SERVICES — 0.3%
Liberty Media Corp. — Interactive, Class A†	261,400	3,858,264

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 2.0%
Texas Instruments, Inc.	925,080	27,354,616

ELECTRONIC MEASUREMENT INSTRUMENTS — 1.0%
Agilent Technologies, Inc.†	379,370	13,202,076

ENGINEERING/R&D SERVICES — 0.4%
ABB, Ltd. ADR†	251,790	5,209,535

ENTERTAINMENT SOFTWARE — 0.5%
Activision Blizzard, Inc.	597,100	6,848,737

FINANCE-CREDIT CARD — 4.2%
American Express Co.	1,343,930	55,719,338

FINANCE-INVESTMENT BANKER/BROKER — 0.1%
The Charles Schwab Corp.	46,700	719,180

FOOD-CONFECTIONERY — 0.3%
The Hershey Co.	72,300	3,578,127

FOOD-MISC. — 0.9%
Nestle SA	137,100	7,509,466
Unilever NV	167,600	4,976,044

		12,485,510

FORESTRY — 1.3%
Sino-Forest Corp.†*	25,000	494,166
Sino-Forest Corp.†	872,190	17,240,269

		17,734,435

HOME DECORATION PRODUCTS — 0.2%
Hunter Douglas NV	58,220	2,915,481

INDUSTRIAL GASES — 0.6%
Air Products & Chemicals, Inc.	33,270	2,826,952
Praxair, Inc.	56,800	5,188,112

		8,015,064

INSURANCE BROKERS — 0.1%
AON Corp.	30,460	1,210,785

INSURANCE-MULTI-LINE — 3.0%
Loews Corp.	1,011,050	39,916,254

INSURANCE-PROPERTY/CASUALTY — 3.3%
Fairfax Financial Holdings, Ltd. (OTC U.S.)	14,300	5,805,950
Fairfax Financial Holdings, Ltd. (Toronto)	6,820	2,789,721
Markel Corp.†	3,800	1,273,076
The Progressive Corp.	1,641,400	34,732,024

		44,600,771

INSURANCE-REINSURANCE — 4.8%
Berkshire Hathaway, Inc., Class A†	398	47,481,400
Everest Re Group, Ltd.	26,175	2,206,029
Transatlantic Holdings, Inc.	269,289	14,164,601

		63,852,030

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 1.2%
Ameriprise Financial, Inc.	237,800	12,291,882

GAM Holding AG†	218,727	3,456,333

		15,748,215

MEDICAL PRODUCTS — 4.2%
Baxter International, Inc.	232,500	11,834,250
Becton, Dickinson and Co.	150,450	11,361,984
Johnson & Johnson	522,460	33,265,028

		56,461,262

MEDICAL-DRUGS — 5.7%
Merck & Co., Inc.	987,501	35,826,536
Pfizer, Inc.	1,444,300	25,130,820
Roche Holding AG	102,100	14,992,582

		75,949,938

METAL-DIVERSIFIED — 0.6%
Rio Tinto PLC	129,360	8,365,826

MOTORCYCLE/MOTOR SCOOTER — 1.0%
Harley-Davidson, Inc.	416,800	12,787,424

MULTIMEDIA — 0.5%
News Corp., Class A	481,176	6,957,805

OIL & GAS DRILLING — 0.6%
Transocean, Ltd.†	128,648	8,151,137

OIL COMPANIES-EXPLORATION & PRODUCTION — 13.0%
Canadian Natural Resources, Ltd.	942,100	34,358,387
Devon Energy Corp.	608,822	39,585,606
EOG Resources, Inc.	474,700	45,438,284
Occidental Petroleum Corp.	549,600	43,215,048
OGX Petroleo e Gas Participacoes SA†	840,000	11,026,760

		173,624,085

OIL-FIELD SERVICES — 0.2%
Schlumberger, Ltd.	37,200	2,599,908

PHARMACY SERVICES — 1.9%
Express Scripts, Inc.†	515,700	25,021,764

QUARRYING — 0.3%
Vulcan Materials Co.	92,300	3,369,873

REAL ESTATE OPERATIONS & DEVELOPMENT — 1.4%
Brookfield Asset Management, Inc., Class A	184,676	5,488,570
Hang Lung Group, Ltd.	1,949,000	12,949,331

		18,437,901

RETAIL-AUTOMOBILE — 1.2%
CarMax, Inc.†	538,660	16,693,073

RETAIL-BEDDING — 1.7%
Bed Bath & Beyond, Inc.†	520,720	22,859,608

RETAIL-DISCOUNT — 3.9%
Costco Wholesale Corp.	842,492	52,883,223

RETAIL-DRUG STORE — 3.1%
CVS Caremark Corp.	1,389,926	41,864,571

TOBACCO — 1.1%
Philip Morris International, Inc.	259,705	15,192,742

TRANSPORT-MARINE — 0.4%
China Shipping Development Co., Ltd.	3,374,000	4,910,011

TRANSPORT-SERVICES — 0.7%
Kuehne & Nagel International AG	76,700	9,485,687

TRANSPORT-TRUCK — 0.1%
LLX Logistica SA†	233,500	1,288,143

VITAMINS & NUTRITION PRODUCTS — 0.3%
Mead Johnson Nutrition Co.	76,310	4,488,554

WEB PORTALS/ISP — 1.3%
Google, Inc., Class A†	27,988	17,156,364

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $955,136,976)		1,316,566,818

Short-Term Investment Securities — 1.6%

COMMERCIAL PAPER — 1.6%
Societe Generale North America 0.21% due 11/01/10 (cost $22,380,000)	$22,380,000	22,380,000

TOTAL INVESTMENTS (cost $977,516,976) (1)	99.9%	1,338,946,818
Other assets less liabilities	0.1	687,340

NET ASSETS	100.0%	$1,339,634,158

†	Non-income producing security

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At October 31, 2010, the aggregate value of these securities was $494,166 representing 0.0% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	See Note 4 for cost of investments on a tax basis.

ADR	— American Depository Receipt

OTC	— Over the Counter
The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2010 (see Note 1):

			Level 3-Signifcant
	Level 1 - Unadjusted	Level 2- Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock:
Medical-Drugs	$75,949,938	$—	$—	$75,949,938
Oil Companies-Exploration & Production	173,624,085	—	—	173,624,085
Other Industries*	1,066,992,795	—	—	1,066,992,795
Short-Term Investment Securities:
Commercial Paper	—	22,380,000	—	22,380,000

Total	$1,316,566,818	$22,380,000	$—	$1,338,946,818

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
“DOGS” OF WALL STREET PORTFOLIO
Portfolio of Investments — October 31, 2010 —
(unaudited)

	Shares/
Common Stock — 97.9%	Principal	Value
	Amount	(Note 1)

APPAREL MANUFACTURERS — 3.3%
VF Corp.	21,341	$1,776,425

BEVERAGES-NON-ALCOHOLIC — 6.5%
PepsiCo, Inc.	25,899	1,691,205
The Coca-Cola Co.	29,369	1,800,907

		3,492,112

CHEMICALS-DIVERSIFIED — 3.4%
E.I. du Pont de Nemours & Co.	38,481	1,819,382

COMMERCIAL SERVICES-FINANCE — 6.6%
Automatic Data Processing, Inc.	41,292	1,834,191
Paychex, Inc.	62,965	1,744,130

		3,578,321

CONSUMER PRODUCTS-MISC. — 6.3%
Clorox Co.	26,104	1,737,221
Kimberly-Clark Corp.	26,654	1,688,265

		3,425,486

COSMETICS & TOILETRIES — 9.8%
Avon Products, Inc.	54,691	1,665,341
Colgate-Palmolive Co.	23,294	1,796,433
The Procter & Gamble Co.	28,903	1,837,364

		5,299,138

DISTRIBUTION/WHOLESALE — 3.5%
Genuine Parts Co.	39,110	1,871,805

DIVERSIFIED MANUFACTURING OPERATIONS — 3.1%
Illinois Tool Works, Inc.	36,690	1,676,733

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 3.4%
Intel Corp.	90,597	1,818,282

FOOD-MISC. — 9.7%
General Mills, Inc.	46,703	1,753,231
Kellogg Co.	34,254	1,721,606
Kraft Foods, Inc., Class A	55,705	1,797,600

		5,272,437

FOOD-WHOLESALE/DISTRIBUTION — 3.3%
Sysco Corp.	60,742	1,789,459

MEDICAL PRODUCTS — 3.3%
Johnson & Johnson	27,897	1,776,202

MEDICAL-DRUGS — 9.6%
Abbott Laboratories	32,961	1,691,558
Merck & Co., Inc.	47,353	1,717,967
Pfizer, Inc.	101,548	1,766,935

		5,176,460

OIL COMPANIES-INTEGRATED — 6.6%
Chevron Corp.	21,132	1,745,714
Exxon Mobil Corp.	27,768	1,845,739

		3,591,453

RETAIL-BUILDING PRODUCTS — 3.1%
Home Depot, Inc.	55,047	1,699,851

Retail-Restaurants — 6.7%
Darden Restaurants, Inc.	39,597	1,809,979
McDonald’s Corp.	23,018	1,790,110

		3,600,089

Telephone-Integrated — 6.3%
AT&T, Inc.	59,775	1,703,588
Verizon Communications, Inc.	52,030	1,689,414

		3,393,002

Tobacco — 3.4%
Altria Group, Inc.	72,310	1,838,120

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $48,999,701)		52,894,757

Repurchase Agreement — 1.7%

State Street Bank & Trust Co. Joint Repurchase Agreement(1) (cost $915,000)	$915,000	915,000

TOTAL INVESTMENTS (cost $49,914,701) (2)	99.6%	53,809,757
Other assets less liabilities	0.4	207,232

NET ASSETS	100.0%	$54,016,989

(1)	See Note 2 for details of Joint Repurchase Agreements.

(2)	See Note 4 for cost of investments on a tax basis.
The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2010 (see Note 1):

			Level 3-Signifcant
	Level 1 - Unadjusted	Level 2- Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock:
Beverages-Non-alcoholic	$3,492,112	$—	$—	$3,492,112
Commercial Services-Finance	3,578,321	—	—	3,578,321
Consumer Products-Misc.	3,425,486	—	—	3,425,486
Cosmetics & Toiletries	5,299,138	—	—	5,299,138
Food-Misc.	5,272,437	—	—	5,272,437
Medical-Drugs	5,176,460	—	—	5,176,460
Oil Companies-Integrated	3,591,453	—	—	3,591,453
Retail-Restaurants	3,600,089	—	—	3,600,089
Telephone-Integrated	3,393,002	—	—	3,393,002
Other Industries*	16,066,259	—	—	16,066,259
Repurchase Agreement	—	915,000	—	915,000

Total	$52,894,757	$915,000	$—	$53,809,757

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
ALLIANCE GROWTH PORTFOLIO
Portfolio of Investments — October 31, 2010
(unaudited)

	Shares/
Common Stock — 100.1%	Principal	Value
	Amount	(Note 1)

AEROSPACE/DEFENSE-EQUIPMENT — 1.1%
Goodrich Corp.	57,100	$4,686,197

AGRICULTURAL CHEMICALS — 1.2%
Monsanto Co.	86,500	5,139,830

APPAREL MANUFACTURERS — 0.5%
Polo Ralph Lauren Corp.	24,100	2,334,808

APPLICATIONS SOFTWARE — 2.1%
Citrix Systems, Inc.†	80,700	5,170,449
Microsoft Corp.	143,300	3,817,512

		8,987,961

AUTO-CARS/LIGHT TRUCKS — 1.4%
Ford Motor Co.†	412,200	5,824,386

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 2.1%
Johnson Controls, Inc.	252,600	8,871,312

BEVERAGES-NON-ALCOHOLIC — 0.9%
PepsiCo, Inc.	58,300	3,806,990

CABLE/SATELLITE TV — 1.0%
Comcast Corp., Class A	200,800	4,132,464

CHEMICALS-DIVERSIFIED — 2.3%
The Dow Chemical Co.	324,100	9,992,003

COMPUTER SERVICES — 1.2%
Accenture PLC, Class A	112,438	5,027,103

COMPUTERS — 8.0%
Apple, Inc.†	104,240	31,362,689
Hewlett-Packard Co.	66,100	2,780,166

		34,142,855

COMPUTERS-MEMORY DEVICES — 2.1%
EMC Corp.†	424,257	8,913,640

CRUISE LINES — 0.8%
Carnival Corp.	84,200	3,634,914

DIVERSIFIED BANKING INSTITUTIONS — 7.7%
JPMorgan Chase & Co.	483,300	18,186,579
The Goldman Sachs Group, Inc.	92,335	14,861,318

		33,047,897

DIVERSIFIED MANUFACTURING OPERATIONS — 7.6%
Cooper Industries PLC	146,300	7,669,046
Danaher Corp.	298,800	12,955,968
Dover Corp.	5,152	273,571
Honeywell International, Inc.	145,100	6,835,661
Illinois Tool Works, Inc.	106,345	4,859,967

		32,594,213

E-COMMERCE/PRODUCTS — 1.1%
Amazon.com, Inc.†	29,600	4,888,144

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 2.9%
Broadcom Corp., Class A	134,300	5,471,382
Intel Corp.	230,927	4,634,705
NVIDIA Corp.†	201,200	2,420,436

		12,526,523

ENTERPRISE SOFTWARE/SERVICE — 1.7%
Oracle Corp.	241,400	7,097,160

FINANCE-OTHER SERVICES — 2.2%
CME Group, Inc.	23,720	6,870,498
IntercontinentalExchange, Inc.†	22,600	2,596,062

		9,466,560

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 1.5%
The Blackstone Group LP	489,800	6,602,504

MACHINERY-FARMING — 1.6%
Deere & Co.	90,900	6,981,120

MACHINERY-PUMPS — 0.4%
Flowserve Corp.	17,225	1,722,500

MEDICAL PRODUCTS — 0.9%
Covidien PLC	92,200	3,676,014

MEDICAL-BIOMEDICAL/GENE — 5.1%
Celgene Corp.†	99,800	6,194,586
Gilead Sciences, Inc.†	265,800	10,544,286
Vertex Pharmaceuticals, Inc.†	127,900	4,902,407

		21,641,279

MEDICAL-GENERIC DRUGS — 1.5%
Teva Pharmaceutical Industries, Ltd. ADR	122,600	6,362,940

METAL-COPPER — 0.5%
Freeport-McMoRan Copper & Gold, Inc.	21,050	1,993,014

MULTIMEDIA — 3.5%
News Corp., Class A	507,400	7,337,004
The Walt Disney Co.	205,600	7,424,216

		14,761,220

NETWORKING PRODUCTS — 3.3%
Cisco Systems, Inc.†	610,115	13,928,925

OIL COMPANIES-EXPLORATION & PRODUCTION — 5.0%
EOG Resources, Inc.	52,375	5,013,335
Noble Energy, Inc.	105,900	8,628,732
Occidental Petroleum Corp.	64,700	5,087,361
Southwestern Energy Co.†	79,000	2,674,150

		21,403,578

OIL COMPANIES-INTEGRATED — 1.3%
Suncor Energy, Inc.	179,000	5,729,790

OIL FIELD MACHINERY & EQUIPMENT — 0.6%
Cameron International Corp.†	60,050	2,627,187

OIL-FIELD SERVICES — 4.8%
Schlumberger, Ltd.	290,700	20,317,023

OPTICAL SUPPLIES — 5.2%
Alcon, Inc.	131,850	22,113,882

PHARMACY SERVICES — 1.3%
Express Scripts, Inc.†	110,800	5,376,016

RETAIL-APPAREL/SHOE — 0.3%
Limited Brands, Inc.	41,011	1,205,313

RETAIL-BUILDING PRODUCTS — 1.4%
Lowe’s Cos., Inc.	291,500	6,217,695

RETAIL-DISCOUNT — 1.3%
Costco Wholesale Corp.	85,500	5,366,835

RETAIL-REGIONAL DEPARTMENT STORES — 2.3%
Kohl’s Corp.†	192,635	9,862,912

RETAIL-RESTAURANTS — 1.4%
Starbucks Corp.	204,600	5,827,008

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 0.9%
Marvell Technology Group, Ltd.†	193,500	3,736,485

SEMICONDUCTOR EQUIPMENT — 0.2%
KLA-Tencor Corp.	19,000	678,680

TRANSPORT-SERVICES — 2.3%
United Parcel Service, Inc., Class B	148,900	10,026,926

WEB PORTALS/ISP — 5.6%
Google, Inc., Class A†	39,205	24,032,273

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $374,577,359)	.	427,306,079

Short-Term Investment Securities — 0.1%

TIME DEPOSIT — 0.1%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 11/01/10 (cost $563,000)	$563,000	563,000

TOTAL INVESTMENTS (cost $375,140,359)(1)	100.2%	427,869,079
Liabilities in excess of other assets	(0.2)	(734,707)

NET ASSETS	100.0%	$427,134,372

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

ADR	— American Depository Receipt
The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2010 (see Note 1):

			Level 3-Signifcant
	Level 1 - Unadjusted	Level 2- Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock:
Computers	$34,142,855	$—	$—	$34,142,855
Diversified Banking Institutions	33,047,897	—	—	33,047,897
Diversified Manufacturing Operations	32,594,213	—	—	32,594,213
Medical-Biomedical/Gene	21,641,279	—	—	21,641,279
Oil Companies-Exploration & Production	21,403,578	—	—	21,403,578
Optical Supplies	22,113,882	—	—	22,113,882
Web Portals/ISP	24,032,273	—	—	24,032,273
Other Industries*	238,330,102	—	—	238,330,102
Short-Term Investment Securities:
Time Deposit	—	563,000	—	563,000

Total	$427,306,079	$563,000	$—	$427,869,079

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
CAPITAL GROWTH PORTFOLIO
Portfolio of Investments — October 31, 2010 —
(unaudited)

Common Stock — 100.0%		Value
	Shares	(Note 1)

AEROSPACE/DEFENSE-EQUIPMENT — 2.6%
Goodrich Corp.	11,930	$979,095
United Technologies Corp.	9,980	746,205

		1,725,300

APPAREL MANUFACTURERS — 2.3%
Coach, Inc.	17,140	857,000
Polo Ralph Lauren Corp.	7,100	687,848

		1,544,848

ATHLETIC FOOTWEAR — 1.3%
NIKE, Inc., Class B	10,620	864,893

BANKS-SUPER REGIONAL — 2.2%
US Bancorp	32,600	788,268
Wells Fargo & Co.	26,880	701,030

		1,489,298

BEVERAGES-NON-ALCOHOLIC — 2.5%
PepsiCo, Inc.	25,390	1,657,967

CELLULAR TELECOM — 1.2%
NII Holdings, Inc.†	18,980	793,554

CHEMICALS-SPECIALTY — 1.0%
Ecolab, Inc.	14,240	702,317

COMMERCIAL SERVICES-FINANCE — 1.7%
Visa, Inc., Class A	14,290	1,117,049

COMPUTER SERVICES — 2.3%
Cognizant Technology Solutions Corp., Class A†	12,750	831,172
International Business Machines Corp.	5,240	752,464

		1,583,636

COMPUTERS — 6.1%
Apple, Inc.†	11,240	3,381,779
Hewlett-Packard Co.	17,120	720,067

		4,101,846

COSMETICS & TOILETRIES — 1.3%
Colgate-Palmolive Co.	11,770	907,702

DIVERSIFIED BANKING INSTITUTIONS — 2.1%
Credit Suisse Group AG	19,847	819,857
JPMorgan Chase & Co.	15,910	598,693

		1,418,550

DIVERSIFIED MANUFACTURING OPERATIONS — 2.7%
Danaher Corp.	18,010	780,914
Parker Hannifin Corp.	13,920	1,065,576

		1,846,490

E-COMMERCE/PRODUCTS — 1.4%
Amazon.com, Inc.†	5,765	952,032

E-COMMERCE/SERVICES — 1.5%
eBay, Inc.†	34,000	1,013,540

ELECTRIC PRODUCTS-MISC. — 1.7%
Emerson Electric Co.	21,530	1,181,997

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 1.8%
Broadcom Corp., Class A	29,370	1,196,534

ELECTRONIC FORMS — 0.8%
Adobe Systems, Inc.†	20,010	563,281

ENGINEERING/R&D SERVICES — 1.1%
ABB, Ltd.†	35,628	737,868

ENTERPRISE SOFTWARE/SERVICE — 2.6%
Oracle Corp.	60,250	1,771,350

FINANCE-OTHER SERVICES — 2.4%
BM&F BOVESPA SA	76,780	643,484
CME Group, Inc.	1,760	509,784
IntercontinentalExchange, Inc.†	4,320	496,238

		1,649,506

FOOD-MISC. — 4.9%
Danone SA	14,000	886,090
General Mills, Inc.	21,849	820,211
Nestle SA	17,554	961,497
Unilever NV	21,894	649,207

		3,317,005

GOLD MINING — 1.1%
Barrick Gold Corp.	15,810	760,303

INDUSTRIAL GASES — 1.5%
Praxair, Inc.	11,180	1,021,181

INSTRUMENTS-CONTROLS — 0.7%
Mettler-Toledo International, Inc.†	3,360	438,682

INSTRUMENTS-SCIENTIFIC — 1.6%
Thermo Fisher Scientific, Inc.†	20,620	1,060,280

INTERNET INFRASTRUCTURE SOFTWARE — 1.3%
Akamai Technologies, Inc.†	17,080	882,524

MACHINERY-CONSTRUCTION & MINING — 2.7%
Caterpillar, Inc.	11,590	910,974
Joy Global, Inc.	12,560	891,132

		1,802,106

MEDICAL PRODUCTS — 2.2%
Baxter International, Inc.	16,100	819,490
Stryker Corp.	12,990	642,875

		1,462,365

MEDICAL-BIOMEDICAL/GENE — 2.7%
Amgen, Inc.†	15,380	879,582
Celgene Corp.†	15,200	943,464

		1,823,046

MEDICAL-DRUGS — 5.7%
Allergan, Inc.	17,140	1,241,107
Bristol-Myers Squibb Co.	32,250	867,525
Novo Nordisk A/S, Class B	9,844	1,036,191
Roche Holding AG	4,898	719,233

		3,864,056

MULTIMEDIA — 2.1%
The McGraw-Hill Cos., Inc.	14,750	555,337
The Walt Disney Co.	24,200	873,862

		1,429,199

NETWORKING PRODUCTS — 3.7%
Cisco Systems, Inc.†	59,610	1,360,896
Juniper Networks, Inc.†	36,160	1,171,223

		2,532,119

OIL COMPANIES-EXPLORATION & PRODUCTION — 3.0%
EOG Resources, Inc.	7,710	738,001
Occidental Petroleum Corp.	16,790	1,320,198

		2,058,199

OIL COMPANIES-INTEGRATED — 1.5%
ConocoPhillips	16,720	993,168

OIL-FIELD SERVICES — 2.6%
Halliburton Co.	23,910	761,773
Schlumberger, Ltd.	14,260	996,631

		1,758,404

PHARMACY SERVICES — 2.1%
Express Scripts, Inc.†	14,300	693,836
Medco Health Solutions, Inc.†	13,810	725,439

		1,419,275

RETAIL-BEDDING — 1.0%
Bed Bath & Beyond, Inc.†	15,610	685,279

RETAIL-DISCOUNT — 2.4%
Target Corp.	9,790	508,493
Wal-Mart Stores, Inc.	20,160	1,092,067

		1,600,560

RETAIL-MAJOR DEPARTMENT STORES — 1.1%
TJX Cos., Inc.	16,220	744,336

RETAIL-RESTAURANTS — 1.7%
McDonald’s Corp.	14,740	1,146,330

SOFTWARE TOOLS — 1.0%
VMware, Inc., Class A†	9,260	708,020

TELECOM EQUIPMENT-FIBER OPTICS — 1.3%
Corning, Inc.	46,510	850,203

TRANSPORT-RAIL — 1.2%
Union Pacific Corp.	9,310	816,301

TRANSPORT-SERVICES — 1.0%
United Parcel Service, Inc., Class B	10,380	698,989

WEB PORTALS/ISP — 3.9%
Google, Inc., Class A†	4,335	2,657,312

WIRELESS EQUIPMENT — 3.4%
QUALCOMM, Inc.	51,490	2,323,744

TOTAL INVESTMENTS (cost $57,183,168)(1)	100.0%	67,672,544
Other assets less liabilities	0.0	8,671

NET ASSETS	100.0%	$67,681,215

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.
The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2010 (see Note 1):

			Level 3-Signifcant
	Level 1 - Unadjusted	Level 2- Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock:
Computers	$4,101,846	$—	$—	$4,101,846
Medical-Drugs	3,864,056	—	—	3,864,056
Other Industries*	59,706,642	—	—	59,706,642

Total	$67,672,544	$—	$—	$67,672,544

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
MFS MASSACHUSETTS INVESTORS TRUST PORTFOLIO
PORTFOLIO OF INVESTMENTS — October 31, 2010
(unaudited)

	Shares/
Common Stock 98.9%	Principal	Value
	Amount	(Note 1)

AEROSPACE/DEFENSE — 0.5%
Lockheed Martin Corp.	17,820	$1,270,388

AEROSPACE/DEFENSE-EQUIPMENT — 2.1%
United Technologies Corp.	68,620	5,130,717

AGRICULTURAL CHEMICALS — 0.7%
Monsanto Co.	29,350	1,743,977

ATHLETIC FOOTWEAR — 1.3%
NIKE, Inc., Class B	39,980	3,255,971

AUTO-CARS/LIGHT TRUCKS — 0.8%
Bayerische Motoren Werke AG	29,221	2,094,901

BANKS-FIDUCIARY — 2.7%
State Street Corp.	82,550	3,447,288
The Bank of New York Mellon Corp.	125,134	3,135,858

		6,583,146

BANKS-SUPER REGIONAL — 2.5%
SunTrust Banks, Inc.	57,730	1,444,405
Wells Fargo & Co.	178,980	4,667,798

		6,112,203

BEVERAGES-NON-ALCOHOLIC — 1.3%
PepsiCo, Inc.	49,222	3,214,197

BEVERAGES-WINE/SPIRITS — 0.9%
Diageo PLC	120,397	2,222,418

BREWERY — 1.3%
Heineken NV	64,620	3,275,546

CASINO SERVICES — 0.4%
International Game Technology	57,430	895,334

COATINGS/PAINT — 0.9%
The Sherwin-Williams Co.	31,420	2,292,717

COMMERCIAL SERVICES-FINANCE — 2.2%
Mastercard, Inc., Class A	13,020	3,125,581
Visa, Inc., Class A	29,300	2,290,381

		5,415,962

COMPUTER SERVICES — 2.1%
Accenture PLC, Class A	72,890	3,258,912
International Business Machines Corp.	14,460	2,076,456

		5,335,368

COMPUTERS — 3.8%
Apple, Inc.†	22,390	6,736,479
Hewlett-Packard Co.	66,280	2,787,737

		9,524,216

COMPUTERS-MEMORY DEVICES — 1.9%
EMC Corp.†	225,520	4,738,175

COSMETICS & TOILETRIES — 3.4%
Colgate-Palmolive Co.	34,050	2,625,936
The Procter & Gamble Co.	91,550	5,819,834

		8,445,770

CRUISE LINES — 0.4%
Carnival Corp.	23,290	1,005,429

DIVERSIFIED BANKING INSTITUTIONS — 6.0%
Bank of America Corp.	389,940	4,460,914
JPMorgan Chase & Co.	165,660	6,233,786
The Goldman Sachs Group, Inc.	26,530	4,270,003

		14,964,703

DIVERSIFIED MANUFACTURING OPERATIONS — 3.7%
3M Co.	43,710	3,681,256
Danaher Corp.	126,070	5,466,396

		9,147,652

ELECTRIC-INTEGRATED — 2.2%
Alliant Energy Corp.	45,410	1,658,828
American Electric Power Co., Inc.	42,480	1,590,451
Wisconsin Energy Corp.	36,930	2,198,812

		5,448,091

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 2.2%
Intel Corp.	103,870	2,084,671
Microchip Technology, Inc.	81,400	2,619,452
Samsung Electronics Co., Ltd. GDR†*	251	83,784
Samsung Electronics Co., Ltd. GDR	2,266	756,391

		5,544,298

ENGINEERING/R&D SERVICES — 0.5%
Fluor Corp.	25,280	1,218,243

ENTERPRISE SOFTWARE/SERVICE — 2.8%
Oracle Corp.	233,380	6,861,372

FINANCE-CREDIT CARD — 1.1%
American Express Co.	64,790	2,686,193

FINANCE-INVESTMENT BANKER/BROKER — 0.7%
The Charles Schwab Corp.	111,900	1,723,260

FOOD-MISC. — 1.7%
General Mills, Inc.	54,670	2,052,312
Nestle SA	38,416	2,104,184

		4,156,496

GAMBLING (NON-HOTEL) — 0.2%
Ladbrokes PLC	268,746	567,564

GAS-DISTRIBUTION — 0.3%
Questar Corp.	50,270	853,082

HOTEL/MOTELS — 0.3%
Starwood Hotels & Resorts Worldwide, Inc.	13,610	736,845

INDUSTRIAL GASES — 2.7%
Linde AG	26,128	3,761,954
Praxair, Inc.	32,600	2,977,684

		6,739,638

INSTRUMENTS-SCIENTIFIC — 0.8%
Thermo Fisher Scientific, Inc.†	37,420	1,924,136

INSURANCE BROKERS — 0.6%
AON Corp.	39,180	1,557,405

INSURANCE-LIFE/HEALTH — 1.3%
Aflac, Inc.	59,950	3,350,606

INSURANCE-PROPERTY/CASUALTY — 0.9%
The Travelers Cos., Inc.	39,040	2,155,008

INTERNET SECURITY — 0.8%
VeriSign, Inc.†	55,110	1,915,073

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 1.1%
Franklin Resources, Inc.	22,770	2,611,719

MEDICAL INSTRUMENTS — 2.8%
Medtronic, Inc.	109,670	3,861,481
St. Jude Medical, Inc.†	77,830	2,980,889

		6,842,370

MEDICAL PRODUCTS — 4.1%
Baxter International, Inc.	32,580	1,658,322
Becton, Dickinson and Co.	38,520	2,909,031
Johnson & Johnson	87,660	5,581,312

		10,148,665

MEDICAL-BIOMEDICAL/GENE — 1.7%
Genzyme Corp.†	23,760	1,713,809
Gilead Sciences, Inc.†	64,280	2,549,987

		4,263,796

MEDICAL-DRUGS — 2.0%
Abbott Laboratories	98,570	5,058,612

MEDICAL-GENERIC DRUGS — 1.0%
Teva Pharmaceutical Industries, Ltd. ADR	45,790	2,376,501

MULTIMEDIA — 2.2%
The Walt Disney Co.	153,550	5,544,691

NETWORKING PRODUCTS — 2.4%
Cisco Systems, Inc.†	263,410	6,013,650

OIL & GAS DRILLING — 0.6%
Noble Corp.	46,460	1,604,264

OIL COMPANIES-EXPLORATION & PRODUCTION — 3.5%
EOG Resources, Inc.	25,270	2,418,845
Noble Energy, Inc.	28,780	2,344,994
Occidental Petroleum Corp.	30,770	2,419,445
QEP Resources, Inc.	49,080	1,621,112

		8,804,396

OIL COMPANIES-INTEGRATED — 3.8%
Chevron Corp.	54,930	4,537,767
Exxon Mobil Corp.	32,180	2,139,005
Hess Corp.	42,360	2,669,951

		9,346,723

OIL FIELD MACHINERY & EQUIPMENT — 1.0%
National Oilwell Varco, Inc.	46,980	2,525,645

OIL-FIELD SERVICES — 2.2%
Halliburton Co.	87,510	2,788,069
Schlumberger, Ltd.	37,270	2,604,800

		5,392,869

RETAIL-DISCOUNT — 1.8%
Target Corp.	84,740	4,401,396

RETAIL-MAJOR DEPARTMENT STORES — 0.4%
Nordstrom, Inc.	28,840	1,110,628

RETAIL-OFFICE SUPPLIES — 1.0%
Staples, Inc.	119,960	2,455,581

RETAIL-REGIONAL DEPARTMENT STORES — 1.2%
Kohl’s Corp.†	57,270	2,932,224

SOAP & CLEANING PREPARATION — 1.2%
Reckitt Benckiser Group PLC	53,625	2,999,679

TELEPHONE-INTEGRATED — 1.0%
AT&T, Inc.	87,210	2,485,485

TOBACCO — 1.7%
Philip Morris International, Inc.	72,760	4,256,460

TRANSPORT-RAIL — 0.9%
Canadian National Railway Co.	32,760	2,122,193

TRANSPORT-SERVICES — 0.4%
Expeditors International of Washington, Inc.	19,980	986,213

WEB PORTALS/ISP — 1.9%
Google, Inc., Class A†	7,660	4,695,503

WIRELESS EQUIPMENT — 1.0%
American Tower Corp., Class A†	50,180	2,589,790

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $215,434,444)		245,675,153

Short-Term Investment Securities — 2.3%

COMMERCIAL PAPER — 2.3%
HSBC Americas, Inc. 0.19% due 11/01/10 (cost $5,726,000)	$5,726,000	5,726,000

TOTAL INVESTMENTS (cost $221,160,444) (1)	101.2%	251,401,153
Liabilities in excess of other assets	(1.2)	(3,069,527)

NET ASSETS	100.0%	$248,331,626

†	Non-income producing security

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At October 31, 2010, the aggregate value of these securities was $83,784 representing 0.3% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	See Note 4 for cost of investments on a tax basis.

ADR	— American Depository Receipt

GDR	— Global Depository Receipt
The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2010 (see Note 1):

			Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock:
Diversified Banking Institutions	$14,964,703	$—	$—	$14,964,703
Other Industries*	230,710,450	—	—	230,710,450
Short-Term Investment Securities:
Commercial Paper	—	5,726,000	—	5,726,000

Total	$245,675,153	$5,726,000	$—	$251,401,153

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
FUNDAMENTAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS — October 31, 2010
(Unaudited)

Common Stock — 97.7%	Shares/ Principal Amount	Value (Note 1)

AIRLINES — 1.7%
Delta Air Lines, Inc.†	192,546	$2,674,464

APPAREL MANUFACTURERS — 2.0%
Coach, Inc.	60,380	3,019,000

APPLICATIONS SOFTWARE — 4.6%
Citrix Systems, Inc.†	45,700	2,927,999
Red Hat, Inc.†	43,910	1,855,637
Salesforce.com, Inc.†	20,040	2,326,043

		7,109,679

AUTO-CARS/LIGHT TRUCKS — 4.3%
Daimler AG (OTC US)†	33,540	2,213,640
Ford Motor Co.†	315,310	4,455,330

		6,668,970

CABLE/SATELLITE TV — 1.5%
DIRECTV, Class A†	54,650	2,375,089

CHEMICALS-DIVERSIFIED — 1.0%
LyondellBasell Industries NV, Class A†	60,530	1,625,836

CHEMICALS-SPECIALTY — 1.6%
Ecolab, Inc.	50,300	2,480,796

COMMERCIAL SERVICES-FINANCE — 1.7%
Mastercard, Inc., Class A	10,650	2,556,639

COMPUTER SERVICES — 0.9%
Cognizant Technology Solutions Corp., Class A†	22,500	1,466,775

COMPUTERS — 5.8%
Apple, Inc.†	29,884	8,991,199

COMPUTERS-MEMORY DEVICES — 3.1%
EMC Corp.†	112,010	2,353,330
NetApp, Inc.†	45,700	2,433,525

		4,786,855

DIVERSIFIED BANKING INSTITUTIONS — 1.3%
JPMorgan Chase & Co.	52,570	1,978,209

DIVERSIFIED MANUFACTURING OPERATIONS — 3.4%
Eaton Corp.	35,990	3,196,992
Parker Hannifin Corp.	26,220	2,007,141

		5,204,133

E-COMMERCE/PRODUCTS — 2.4%
Amazon.com, Inc.†	22,660	3,742,073

E-COMMERCE/SERVICES — 1.7%
priceline.com, Inc.†	7,020	2,645,206

ELECTRIC PRODUCTS-MISC. — 1.2%
Emerson Electric Co.	33,407	1,834,044

ELECTRONIC CONNECTORS — 1.6%
Amphenol Corp., Class A	50,480	2,530,562

ELECTRONIC MEASUREMENT INSTRUMENTS — 1.7%
Agilent Technologies, Inc.†	74,530	2,593,644

ENGINES-INTERNAL COMBUSTION — 1.9%
Cummins, Inc.	32,974	2,905,009

ENTERPRISE SOFTWARE/SERVICE — 2.4%
Oracle Corp.	125,430	3,687,642

FINANCE-CREDIT CARD — 2.3%
American Express Co.	87,240	3,616,970

HOTEL/MOTELS — 1.7%
Marriott International, Inc., Class A	73,060	2,706,873

INDUSTRIAL AUTOMATED/ROBOTIC — 1.3%
Rockwell Automation, Inc.	32,920	2,053,220

INTERNET INFRASTRUCTURE SOFTWARE — 1.8%
F5 Networks, Inc.†	23,300	2,742,410

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 1.3%
Invesco, Ltd.	84,530	1,944,190

MEDICAL LABS & TESTING SERVICES — 1.2%
Laboratory Corp. of America Holdings†	22,690	1,845,151

MEDICAL PRODUCTS — 3.0%
Hospira, Inc.†	33,280	1,979,494
Varian Medical Systems, Inc.†	42,330	2,676,103

		4,655,597

MEDICAL-DRUGS — 1.6%
Allergan, Inc.	34,660	2,509,731

MEDICAL-HMO — 1.5%
UnitedHealth Group, Inc.	62,400	2,249,520

MEDICAL-WHOLESALE DRUG DISTRIBUTION — 1.1%
McKesson Corp.	26,850	1,771,563

METAL PROCESSORS & FABRICATION — 2.4%
Precision Castparts Corp.	26,990	3,686,294

MULTIMEDIA — 2.4%
The Walt Disney Co.	101,578	3,667,982

NETWORKING PRODUCTS — 1.7%
Juniper Networks, Inc.†	82,700	2,678,653

OIL COMPANIES-EXPLORATION & PRODUCTION — 6.9%
Newfield Exploration Co.†	38,610	2,301,928
Noble Energy, Inc.	30,760	2,506,325
Occidental Petroleum Corp.	40,910	3,216,753
Pioneer Natural Resources Co.	38,190	2,665,662

		10,690,668

OIL COMPANIES-INTEGRATED — 1.9%
ConocoPhillips	49,670	2,950,398

OIL-FIELD SERVICES — 1.0%
Halliburton Co.	48,640	1,549,670

PHARMACY SERVICES — 1.6%
Express Scripts, Inc.†	51,690	2,507,999

RETAIL-DISCOUNT — 1.2%
Costco Wholesale Corp.	28,550	1,792,084

RETAIL-MAJOR DEPARTMENT STORES — 2.0%
TJX Cos., Inc.	66,060	3,031,493

RETAIL-REGIONAL DEPARTMENT STORES — 1.7%
Macy’s, Inc.	110,490	2,611,984

SOFTWARE TOOLS — 1.2%
VMware, Inc., Class A†	25,270	1,932,144

TELEVISION — 1.6%
CBS Corp., Class B	143,470	2,428,947

TRANSPORT-RAIL — 1.3%
Union Pacific Corp.	22,260	1,951,757

TRANSPORT-SERVICES — 1.8%
FedEx Corp.	30,986	2,718,092

WEB HOSTING/DESIGN — 1.5%
Equinix, Inc.†	27,593	2,324,434

WEB PORTALS/ISP — 2.5%
Google, Inc., Class A†	6,210	3,806,668

WIRELESS EQUIPMENT — 2.4%
American Tower Corp., Class A†	71,491	3,689,651

TOTAL COMMON STOCK (cost $126,011,356)		150,989,967

Preferred Stock — 1.3%

BANKS-COMMERCIAL — 1.3%
Itau Unibanco Holding SA ADR (cost $1,462,877)	80,870	1,986,167

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $127,474,233)		152,976,134

Repurchase Agreement — 0.8%

Agreement with State Street Bank & Trust Co., bearing interest at 0.01% dated 10/29/10 to be repurchased 11/01/10 in the amount of $1,231,001 and collateralized by $1,240,000 of United States Treasury Notes bearing interest at 0.50% due 04/30/12 and having an approximate value of $1,258,476 (cost $1,231,000)	$1,231,000	1,231,000

TOTAL INVESTMENTS (cost $128,705,233) (1)	99.8%	154,207,134
Other assets less liabilities	0.2	265,631

NET ASSETS	100.0%	$154,472,765

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

ADR	— American Depository Receipt
The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2010 (see Note 1):

			Level 3-Signifcant
	Level 1 - Unadjusted	Level 2- Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock:
Computers	$8,991,199	$—	$—	$8,991,199
Oil Companies-Exploration & Production	10,690,668	—	—	10,690,668
Other Industries*	131,308,100	—	—	131,308,100
Preferred Stocks	1,986,167	—	—	1,986,167
Repurchase Agreement	—	1,231,000	—	1,231,000

Total	$152,976,134	$1,231,000	$—	$154,207,134

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
BLUE CHIP GROWTH PORTFOLIO
Portfolio of Investments — October 31, 2010
(unaudited)

Common Stock — 97.6%	Shares/ Principal Amount	Value (Note 1)

AEROSPACE/DEFENSE — 0.5%
Raytheon Co.	5,800	$267,264

AEROSPACE/DEFENSE-EQUIPMENT — 2.1%
United Technologies Corp.	15,500	1,158,935

AGRICULTURAL CHEMICALS — 0.8%
Monsanto Co.	7,084	420,931

APPAREL MANUFACTURERS — 0.5%
Coach, Inc.	5,600	280,000

APPLICATIONS SOFTWARE — 2.6%
Microsoft Corp.	42,800	1,140,192
Salesforce.com, Inc.†	2,500	290,175

		1,430,367

BANKS-SUPER REGIONAL — 0.6%
Wells Fargo & Co.	12,800	333,824

BEVERAGES-NON-ALCOHOLIC — 2.5%
PepsiCo, Inc.	21,504	1,404,211

CASINO HOTELS — 1.7%
Las Vegas Sands Corp.†	20,500	940,540

COAL — 0.8%
Peabody Energy Corp.	8,000	423,200

COMMERCIAL SERVICES — 0.7%
Iron Mountain, Inc.	18,200	396,578

COMMERCIAL SERVICES-FINANCE — 2.1%
Visa, Inc., Class A	14,900	1,164,733

COMPUTER SERVICES — 1.8%
Cognizant Technology Solutions Corp., Class A†	8,000	521,520
International Business Machines Corp.	3,400	488,240

		1,009,760

COMPUTERS — 7.2%
Apple, Inc.†	11,450	3,444,962
Hewlett-Packard Co.	13,100	550,986

		3,995,948

COMPUTERS-MEMORY DEVICES — 1.2%
EMC Corp.†	31,600	663,916

COSMETICS & TOILETRIES — 2.0%
The Procter & Gamble Co.	17,700	1,125,189

DIVERSIFIED BANKING INSTITUTIONS — 3.4%
Citigroup, Inc.†	60,300	251,451
JPMorgan Chase & Co.	15,300	575,739
Morgan Stanley	15,700	390,459
The Goldman Sachs Group, Inc.	4,300	692,085

		1,909,734

DIVERSIFIED MANUFACTURING OPERATIONS — 1.3%
Danaher Corp.	17,300	750,128

E-COMMERCE/PRODUCTS — 3.4%
Amazon.com, Inc.†	8,300	1,370,662
MercadoLibre, Inc.†	8,300	548,879

		1,919,541

ELECTRIC PRODUCTS-MISC. — 2.6%
AMETEK, Inc.	16,000	864,800
Emerson Electric Co.	11,100	609,390

		1,474,190

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 3.5%
Avago Technologies, Ltd.†	24,724	610,188
Broadcom Corp., Class A	16,000	651,840
Cree, Inc.†	2,800	143,612
Intel Corp.	28,200	565,974

		1,971,614

ELECTRONIC FORMS — 0.2%
Adobe Systems, Inc.†	4,400	123,860

ELECTRONIC MEASUREMENT INSTRUMENTS — 0.7%
Agilent Technologies, Inc.†	11,600	403,680

ENGINES-INTERNAL COMBUSTION — 0.7%
Cummins, Inc.	4,700	414,070

ENTERPRISE SOFTWARE/SERVICE — 2.5%
Oracle Corp.	47,500	1,396,500

FINANCE-CREDIT CARD — 0.7%
American Express Co.	9,000	373,140

FINANCE-INVESTMENT BANKER/BROKER — 0.5%
The Charles Schwab Corp.	17,500	269,500

HOTEL/MOTELS — 1.0%
Starwood Hotels & Resorts Worldwide, Inc.	10,200	552,228

INDUSTRIAL GASES — 1.0%
Praxair, Inc.	6,267	572,428

INSTRUMENTS-SCIENTIFIC — 1.4%
Thermo Fisher Scientific, Inc.†	14,996	771,094

INTERNET CONTENT-INFORMATION/NEWS — 0.8%
Baidu, Inc. ADR†	4,100	451,041

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 1.1%
Invesco, Ltd.	26,600	611,800

MACHINERY-CONSTRUCTION & MINING — 1.5%
Caterpillar, Inc.	3,700	290,820
Terex Corp.†	23,900	536,555

		827,375

MEDICAL INSTRUMENTS — 1.2%
Medtronic, Inc.	3,300	116,193
St. Jude Medical, Inc.†	13,700	524,710

		640,903

MEDICAL PRODUCTS — 0.4%
Covidien PLC	6,200	247,194

MEDICAL-BIOMEDICAL/GENE — 3.8%
Alexion Pharmaceuticals, Inc.†	4,700	321,010
Amgen, Inc.†	7,600	434,644
Celgene Corp.†	12,600	782,082
Gilead Sciences, Inc.†	15,100	599,017

		2,136,753

MEDICAL-DRUGS — 1.7%
Abbott Laboratories	6,850	351,542
Allergan, Inc.	7,900	572,039

		923,581

MEDICAL-GENERIC DRUGS — 1.6%
Mylan, Inc.†	25,600	520,192
Teva Pharmaceutical Industries, Ltd. ADR	7,659	397,502

		917,694

MEDICAL-WHOLESALE DRUG DISTRIBUTION — 0.7%
AmerisourceBergen Corp.	12,500	410,250

METAL-COPPER — 1.0%
Freeport-McMoRan Copper & Gold, Inc.	5,800	549,144

MULTIMEDIA — 1.7%
Time Warner, Inc.	8,500	276,335
Viacom, Inc., Class B	16,900	652,171

		928,506

NETWORKING PRODUCTS — 2.6%
Cisco Systems, Inc.†	62,700	1,431,441

OIL COMPANIES-EXPLORATION & PRODUCTION — 2.6%
Apache Corp.	3,450	348,519
Occidental Petroleum Corp.	14,100	1,108,683

		1,457,202

OIL COMPANIES-INTEGRATED — 1.0%
Exxon Mobil Corp.	8,400	558,348

OIL-FIELD SERVICES — 2.4%
Schlumberger, Ltd.	18,750	1,310,438

PHARMACY SERVICES — 1.5%
Express Scripts, Inc.†	16,916	820,764

RETAIL-APPAREL/SHOE — 2.4%
Abercrombie & Fitch Co., Class A	6,406	274,561
Guess?, Inc.	6,800	264,656
Limited Brands, Inc.	17,900	526,081
Urban Outfitters, Inc.†	9,100	280,007

		1,345,305

RETAIL-DISCOUNT — 2.9%
Target Corp.	15,100	784,294
Wal-Mart Stores, Inc.	15,600	845,052

		1,629,346

RETAIL-DRUG STORE — 0.9%
CVS Caremark Corp.	17,190	517,763

RETAIL-MAJOR DEPARTMENT STORES — 0.6%
J.C. Penney Co., Inc.	9,800	305,564

RETAIL-OFFICE SUPPLIES — 0.5%
Staples, Inc.	13,500	276,345

RETAIL-RESTAURANTS — 1.3%
McDonald’s Corp.	9,300	723,261

SEMICONDUCTOR EQUIPMENT — 0.9%
ASML Holding NV	14,600	484,574

TELECOM EQUIPMENT-FIBER OPTICS — 0.8%
Corning, Inc.	22,800	416,784

TRANSPORT-RAIL — 2.5%
Union Pacific Corp.	15,600	1,367,808

TRANSPORT-SERVICES — 0.9%
FedEx Corp.	5,700	500,004

WEB HOSTING/DESIGN — 0.8%
Equinix, Inc.†	5,227	440,322

WEB PORTALS/ISP — 4.2%
Google, Inc., Class A†	3,350	2,053,517
Yahoo!, Inc.†	16,900	279,019

		2,332,536

WIRELESS EQUIPMENT — 2.8%
American Tower Corp., Class A†	9,100	469,651
QUALCOMM, Inc.	24,700	1,114,711

		1,584,362

X-RAY EQUIPMENT — 0.5%
Hologic, Inc.†	17,750	284,355

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $48,334,323)		54,347,866

Repurchase Agreement — 2.6%

REPURCHASE AGREEMENT — 2.6%
State Street Bank & Trust Co. Joint Repurchase Agreement(1) (cost $1,451,000)	$1,451,000	1,451,000

TOTAL INVESTMENTS (cost $49,785,323) (2)	100.2%	55,798,866
Liabilities in excess of other assets	(0.2)	(107,049)

NET ASSETS	100.0%	$55,691,817

†	Non-income producing security

(1)	See Note 2 for details of Joint Repurchase Agreements.

(2)	See Note 4 for cost of investments on a tax basis.

ADR — American Depository Receipt
The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2010 (see Note 1):

			Level 3-Signifcant
	Level 1 - Unadjusted	Level 2- Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock:
Computers	$3,995,948	$—	$—	$3,995,948
Other Industries*	50,351,918	—	—	50,351,918
Repurchase Agreement	—	1,451,000	—	1,451,000

Total	$54,347,866	$1,451,000	$—	$55,798,866

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
REAL ESTATE PORTFOLIO
Portfolio of Investments — October 31, 2010 —
(unaudited)

	Shares/
Common Stock — 90.1%	Principal	Value
	Amount	(Note 1)

BUILDING-RESIDENTIAL/COMMERCIAL — 0.6%
Toll Brothers, Inc.†	88,400	$1,585,896

REAL ESTATE INVESTMENT TRUSTS — 69.3%
Alexandria Real Estate Equities, Inc.	197,265	14,495,032
American Campus Communities, Inc.	463,521	14,661,169
Boston Properties, Inc.	100,555	8,666,836
Cogdell Spencer, Inc.	597,050	3,922,619
Coresite Realty Corp.†	341,000	5,135,460
Corporate Office Properties Trust	190,100	6,746,649
DCT Industrial Trust, Inc.	1,689,300	8,463,393
Digital Realty Trust, Inc.	263,200	15,720,936
Douglas Emmett, Inc.	671,590	12,048,325
Dupont Fabros Technology, Inc.	349,900	8,782,490
EastGroup Properties, Inc.	93,900	3,801,072
Entertainment Properties Trust	142,110	6,569,745
Equity Residential	44,734	2,175,414
Essex Property Trust, Inc.	92,472	10,445,637
Federal Realty Investment Trust	80,830	6,626,443
Highwoods Properties, Inc.	220,600	7,308,478
LaSalle Hotel Properties	176,200	4,174,178
Regency Centers Corp.	243,300	10,262,394
Simon Property Group, Inc.	70,076	6,728,698
Taubman Centers, Inc.	78,760	3,656,039
UDR, Inc.	166,016	3,732,040
Ventas, Inc.	167,700	8,982,012
Vornado Realty Trust	122,487	10,704,139

		183,809,198

REAL ESTATE MANAGEMENT/SERVICES — 1.0%
CB Richard Ellis Group, Inc., Class A†	150,900	2,769,015

REAL ESTATE OPERATIONS & DEVELOPMENT — 6.7%
Forest City Enterprises, Inc., Class A†	1,209,055	17,640,112

RETIREMENT/AGED CARE — 1.2%
Brookdale Senior Living, Inc.†	162,500	3,051,750

TRANSPORT-MARINE — 2.9%
Alexander & Baldwin, Inc.	224,202	7,719,275

WIRELESS EQUIPMENT — 8.4%
American Tower Corp., Class A†	134,800	6,957,028
Crown Castle International Corp.†	178,300	7,688,296
SBA Communications Corp., Class A†	192,200	7,545,772

		22,191,096

TOTAL COMMON STOCK (cost $197,325,032)		238,766,342

Preferred Stock — 3.8%

REAL ESTATE INVESTMENT TRUSTS — 3.8%
AMB Property Corp. Series M 6.75%	93,800	2,254,952
CBL & Associates Properties, Inc. Series D 7.38%	75,800	1,782,816
Digital Realty Trust, Inc. Series D 5.50%	53,000	1,642,470
SL Green Realty Corp. Series C 7.63%	179,890	4,513,440

TOTAL PREFERRED STOCK (cost $4,843,545)		10,193,678

Convertible Bonds & Notes — 0.2%

REAL ESTATE INVESTMENT TRUSTS — 0.2%
SL Green Realty Corp. Senior Notes 3.00% due 03/30/27* (cost $502,852)	$510,000	510,000

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $202,671,429)		249,470,020

Short-Term Investment Securities — 5.4%

COMMERCIAL PAPER — 5.4%
Intesa Funding LLC 0.21% due 11/03/10	4,500,000	4,499,947
Societe Generale North America 0.21% due 11/01/10	9,793,000	9,793,000

TOTAL SHORT-TERM INVESTMENT SECURITIES (cost $14,292,947)		14,292,947

TOTAL INVESTMENTS (cost $216,964,376) (1)	99.5%	263,762,967
Other assets less liabilities	0.5	1,402,054

NET ASSETS	100.0%	$265,165,021

†	Non-income producing security

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At October 31, 2010, the aggregate value of these securities was $510,000 representing 0.2% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	See Note 4 for cost of investments on a tax basis.
The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2010 (see Note 1):

			Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock:
Real Estate Investment Trusts	$183,809,198	$—	$—	$183,809,198
Real Estate Operations & Development	17,640,112	—	—	17,640,112
Wireless Equipment	22,191,096	—	—	22,191,096
Other Industries*	15,125,936	—	—	15,125,936
Preferred Stock	10,193,678	—	—	10,193,678
Convertible Bonds & Notes	—	510,000	—	510,000
Short-Term Investment Securities:
Commercial Paper	—	14,292,947	—	14,292,947

Total	$248,960,020	$14,802,947	$—	$263,762,967

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
SMALL COMPANY VALUE PORTFOLIO
Portfolio of Investments — October 31, 2010 —
(unaudited)

Common Stock — 95.3%	Shares/ Principal	Value
	Amount	(Note 1)

ADVANCED MATERIALS — 0.6%
Ceradyne, Inc.†	42,300	$1,007,163

AIRLINES — 1.1%
Skywest, Inc.	122,300	1,854,068

AUTO-TRUCK TRAILERS — 0.7%
Wabash National Corp.†	144,400	1,163,864

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 1.8%
Autoliv, Inc.	41,300	2,944,690

BANKS-COMMERCIAL — 1.6%
Chemical Financial Corp.	55,100	1,117,428
Peoples Bancorp, Inc.	20,500	270,190
Trustco Bank Corp. NY	236,000	1,272,040

		2,659,658

BUILDING & CONSTRUCTION PRODUCTS-MISC. — 1.8%
Drew Industries, Inc.†	11,200	235,984
Gibraltar Industries, Inc.†	127,800	1,166,814
Simpson Manufacturing Co., Inc.	60,300	1,602,774

		3,005,572

BUILDING PRODUCTS-DOORS & WINDOWS — 0.6%
Apogee Enterprises, Inc.	99,900	1,047,951

BUILDING PRODUCTS-WOOD — 1.1%
Universal Forest Products, Inc.	62,100	1,871,694

BUILDING-HEAVY CONSTRUCTION — 1.0%
Granite Construction, Inc.	67,500	1,632,150

BUILDING-MAINTANCE & SERVICES — 1.2%
ABM Industries, Inc.	85,400	1,925,770

BUILDING-MOBILE HOME/MANUFACTURED HOUSING — 2.3%
Thor Industries, Inc.	98,500	3,101,765
Winnebago Industries, Inc.†	74,000	740,000

		3,841,765

BUILDING-RESIDENTIAL/COMMERCIAL — 1.2%
D.R. Horton, Inc.	57,000	595,080
M/I Homes, Inc.†	60,100	635,858
MDC Holdings, Inc.	29,600	762,200

		1,993,138

CHEMICALS-DIVERSIFIED — 1.5%
Westlake Chemical Corp.	78,000	2,492,880

CHEMICALS-SPECIALTY — 1.6%
Cabot Corp.	49,300	1,677,186
Sensient Technologies Corp.	28,000	904,680

		2,581,866

COAL — 0.4%
Arch Coal, Inc.	19,100	469,669
CONSOL Energy, Inc.	3,200	117,632
Peabody Energy Corp.	2,700	142,830

		730,131

COATINGS/PAINT — 1.3%
RPM International, Inc.	104,700	2,168,337

DIVERSIFIED MANUFACTURING OPERATIONS — 3.1%
A.O. Smith Corp.	17,300	969,319
Carlisle Cos., Inc.	48,700	1,707,909
Trinity Industries, Inc.	105,000	2,386,650

		5,063,878

ELECTRIC-INTEGRATED — 2.0%
NV Energy, Inc.	160,800	2,196,528
PNM Resources, Inc.	90,000	1,061,100

		3,257,628

ELECTRONIC COMPONENTS-MISC. — 2.4%
Benchmark Electronics, Inc.†	129,900	2,134,257
Gentex Corp.	90,600	1,810,188

		3,944,445

ENGINEERING/R&D SERVICES — 0.6%
EMCOR Group, Inc.†	37,900	979,715

ENGINES-INTERNAL COMBUSTION — 0.7%
Briggs & Stratton Corp.	60,404	1,063,111

ENVIRONMENTAL MONITORING & DETECTION — 0.8%
Mine Safety Appliances Co.	48,000	1,351,680

FOOD-MISC. — 1.0%
Lancaster Colony Corp.	32,800	1,636,064

FUNERAL SERVICES & RELATED ITEMS — 0.5%
Hillenbrand, Inc.	38,800	833,812

GAS-DISTRIBUTION — 0.9%
Energen Corp.	31,400	1,401,696

HOME FURNISHINGS — 1.8%
American Woodmark Corp.	50,000	885,000
Bassett Furniture Industries, Inc. †	8,378	39,712
Ethan Allen Interiors, Inc.	22,000	333,740
Hooker Furniture Corp.	70,500	745,185
La-Z-Boy, Inc.†	116,300	903,651

		2,907,288

HUMAN RESOURCES — 0.7%
Administaff, Inc.	40,600	1,064,126

IDENTIFICATION SYSTEMS — 1.0%
Brady Corp., Class A	55,500	1,706,625

INDUSTRIAL AUTOMATED/ROBOTIC — 1.5%
Nordson Corp.	31,000	2,418,620

INSTRUMENTS-CONTROLS — 2.0%
Mettler-Toledo International, Inc.†	15,000	1,958,400
Watts Water Technologies, Inc., Class A	36,200	1,273,154

		3,231,554

INSURANCE BROKERS — 1.6%
Arthur J. Gallagher & Co.	39,100	1,101,056
Erie Indemnity Co., Class A	25,600	1,463,808

		2,564,864

INSURANCE-LIFE/HEALTH — 3.0%
Protective Life Corp.	139,000	3,331,830
StanCorp Financial Group, Inc.	38,500	1,651,650

		4,983,480

INSURANCE-MULTI-LINE — 2.0%
American National Insurance Co.	10,100	792,244
Old Republic International Corp.	186,600	2,463,120

		3,255,364

INSURANCE-PROPERTY/CASUALTY — 2.8%
HCC Insurance Holdings, Inc.	25,100	664,648

RLI Corp.	20,300	1,165,626
The Hanover Insurance Group, Inc.	18,700	846,175
Tower Group, Inc.	77,300	1,876,844

		4,553,293

INSURANCE-REINSURANCE — 4.0%
Aspen Insurance Holdings, Ltd.	68,800	1,951,856
Montpelier Re Holdings, Ltd.	86,000	1,575,520
Transatlantic Holdings, Inc.	22,500	1,183,500
Validus Holdings, Ltd.	62,058	1,759,965

		6,470,841

INTIMATE APPAREL — 0.9%
The Warnaco Group, Inc.†	27,000	1,433,970

LASERS-SYSTEM/COMPONENTS — 0.9%
Rofin-Sinar Technologies, Inc.†	51,300	1,432,809

LEISURE PRODUCTS — 0.6%
Brunswick Corp.	63,000	996,660

MACHINE TOOLS & RELATED PRODUCTS — 2.3%
Kennametal, Inc.	61,800	2,109,852
Lincoln Electric Holdings, Inc.	28,500	1,703,160

		3,813,012

MACHINERY-CONSTRUCTION & MINING — 0.8%
Astec Industries, Inc.†	44,000	1,296,680

MACHINERY-ELECTRICAL — 0.7%
Franklin Electric Co., Inc.	33,000	1,191,630

MACHINERY-FARMING — 0.2%
CNH Global NV†	9,000	357,210

MACHINERY-GENERAL INDUSTRIAL — 2.7%
Applied Industrial Technologies, Inc.	28,600	869,726
Gardner Denver, Inc.	36,900	2,133,558
Roper Industries, Inc.	21,000	1,458,030

		4,461,314

MACHINERY-PUMPS — 1.1%
Graco, Inc.	53,300	1,834,053

MEDICAL INSTRUMENTS — 0.3%
Beckman Coulter, Inc.	9,300	495,132

MEDICAL PRODUCTS — 1.6%
Teleflex, Inc.	31,900	1,778,425
West Pharmaceutical Services, Inc.	22,100	788,749

		2,567,174

MEDICAL STERILIZATION PRODUCTS — 1.2%
STERIS Corp.	57,600	1,971,072

METAL PROCESSORS & FABRICATION — 2.2%
CIRCOR International, Inc.	21,200	743,696
Mueller Industries, Inc.	75,600	2,222,640
Timken Co.	14,800	613,016

		3,579,352

MISCELLANEOUS MANUFACTURING — 0.4%
Aptargroup, Inc.	15,600	700,128

OIL & GAS DRILLING — 3.8%
Atwood Oceanics, Inc.†	55,900	1,817,309
Rowan Cos., Inc.†	84,000	2,763,600
Unit Corp.†	39,800	1,561,354

		6,142,263

OIL-FIELD SERVICES — 2.8%
Global Industries, Ltd.†	198,600	1,149,894
Helix Energy Solutions Group, Inc.†	106,700	1,354,023
Oil States International, Inc.†	39,200	2,003,904

		4,507,821

PAPER & RELATED PRODUCTS — 0.4%
Glatfelter	53,344	663,599

POWER CONVERTER/SUPPLY EQUIPMENT — 0.3%
Powell Industries, Inc.†	17,600	543,136

RESEARCH & DEVELOPMENT — 1.1%
Pharmaceutical Product Development, Inc.	67,600	1,744,756

RETAIL-APPAREL/SHOE — 2.6%
Brown Shoe Co., Inc.	107,000	1,257,250
Christopher & Banks Corp.	150,000	894,000
The Cato Corp., Class A	5,800	153,410
The Men’s Wearhouse, Inc.	76,500	1,869,660

		4,174,320

RETAIL-AUTOMOBILE — 1.5%
Group 1 Automotive, Inc.†	67,513	2,380,508

RETAIL-CONVENIENCE STORE — 0.8%
Casey’s General Stores, Inc.	29,500	1,223,070

RETAIL-DISCOUNT — 1.0%
Fred’s, Inc. Class A	110,000	1,317,800
Tuesday Morning Corp.†	64,000	306,560

		1,624,360

RETAIL-HAIR SALONS — 0.9%
Regis Corp.	74,500	1,523,525

RETAIL-HOME FURNISHINGS — 0.4%
Pier 1 Imports, Inc.†	78,000	677,040

RETAIL-LEISURE PRODUCTS — 0.5%
West Marine, Inc.†	86,700	850,527

RETAIL-MAJOR DEPARTMENT STORES — 1.9%
J.C. Penney Co., Inc.	58,000	1,808,440
Saks, Inc.†	114,000	1,269,960

		3,078,400

SEMICONDUCTOR EQUIPMENT — 0.9%
Cohu, Inc.	100,500	1,442,175

STEEL-PRODUCERS — 2.6%
Reliance Steel & Aluminum Co.	52,100	2,180,385
Steel Dynamics, Inc.	126,400	1,835,328
United States Steel Corp.	6,500	278,135

		4,293,848

TRANSPORT-MARINE — 3.0%
Overseas Shipholding Group, Inc.	36,700	1,226,881
Teekay Corp.	34,479	1,096,432
Tidewater, Inc.	56,300	2,597,119

		4,920,432

TRANSPORT-RAIL — 1.1%
Genesee & Wyoming, Inc., Class A†	40,000	1,849,200

TRANSPORT-SERVICES — 1.6%
Bristow Group, Inc.†	66,500	2,578,870

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $142,535,545)		155,956,827

Short-Term Investment Securities — 5.3%

TIME DEPOSIT — 0.1%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 11/01/10	$100,000	100,000

U.S. GOVERNMENT AGENCIES — 5.2%
Federal Home Loan Bank Discount Notes 0.01% due 11/01/10	8,575,000	8,575,000

TOTAL SHORT-TERM INVESTMENT SECURITIES (cost $8,675,000)		8,675,000

TOTAL INVESTMENTS (cost $151,210,545) (1)	100.6%	164,631,827
Liabilities in excess of other assets	(0.6)	(905,593)

NET ASSETS	100.0%	$163,726,234

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.
The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2010 (see Note 1):

			Level 3-Signifcant
	Level 1 - Unadjusted	Level 2- Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock	$155,956,827	$—	$—	$155,956,827
Short-Term Investment Securities:
Time Deposit	—	100,000	—	100,000
U.S. Government Agencies	—	8,575,000	—	8,575,000

Total	$155,956,827	$8,675,000	$—	$164,631,827

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
MID-CAP GROWTH PORTFOLIO
Portfolio of Investments — October 31, 2010 —
(unaudited)

Common Stock — 98.4%	Shares/ Principal	Value
	Amount	(Note 1)

ADVERTISING SALES — 1.5%
Lamar Advertising Co., Class A†	70,600	$2,399,694

AEROSPACE/DEFENSE-EQUIPMENT — 1.2%
Goodrich Corp.	23,300	1,912,231

AIRLINES — 1.5%
Delta Air Lines, Inc.†	168,000	2,333,520

APPAREL MANUFACTURERS — 0.8%
Polo Ralph Lauren Corp.	12,600	1,220,688

APPLICATIONS SOFTWARE — 1.9%
Citrix Systems, Inc.†	18,800	1,204,516
Salesforce.com, Inc.†	15,900	1,845,513

		3,050,029

AUCTION HOUSE/ART DEALERS — 1.1%
Sotheby’s	40,600	1,779,904

AUDIO/VIDEO PRODUCTS — 0.8%
Harman International Industries, Inc.†	37,900	1,271,545

BANKS-COMMERCIAL — 1.2%
BB&T Corp.	40,100	938,741
BOK Financial Corp.	21,800	1,007,814

		1,946,555

BANKS-SUPER REGIONAL — 0.7%
Comerica, Inc.	30,900	1,105,602

BEVERAGES-NON-ALCOHOLIC — 1.1%
Dr Pepper Snapple Group, Inc.	49,800	1,820,190

BROADCAST SERVICES/PROGRAM — 1.6%
Scripps Networks Interactive Inc., Class A	49,600	2,524,144

BUILDING PRODUCTS-AIR & HEATING — 0.8%
Lennox International, Inc.	30,100	1,234,401

CASINO HOTELS — 0.6%
MGM Resorts International†	81,500	890,795

COATINGS/PAINT — 1.4%
The Sherwin-Williams Co.	29,800	2,174,506

COMMERCIAL SERVICES — 1.1%
Alliance Data Systems Corp.†	30,200	1,833,744

COMMERCIAL SERVICES-FINANCE — 1.9%
Mastercard, Inc., Class A	6,770	1,625,206
The Western Union Co.	80,500	1,416,800

		3,042,006

COMPUTER AIDED DESIGN — 0.8%
Autodesk, Inc.†	35,200	1,273,536

COMPUTER SERVICES — 1.2%
Cognizant Technology Solutions Corp., Class A†	29,600	1,929,624

COMPUTERS-INTEGRATED SYSTEMS — 3.1%
CGI Group, Inc., Class A†	76,200	1,174,242
MICROS Systems, Inc.†	59,200	2,687,088
Riverbed Technology, Inc.†	18,200	1,047,228

		4,908,558

COMPUTERS-MEMORY DEVICES — 2.1%
NetApp, Inc.†	64,400	3,429,300

CONTAINERS-METAL/GLASS — 1.1%
Greif, Inc., Class A	28,900	1,697,586

CONTAINERS-PAPER/PLASTIC — 1.0%
Bemis Co., Inc.	49,300	1,565,768

DECISION SUPPORT SOFTWARE — 0.9%
MSCI, Inc., Class A†	38,800	1,390,980

DENTAL SUPPLIES & EQUIPMENT — 0.9%
Sirona Dental Systems, Inc.†	38,200	1,438,230

DIALYSIS CENTERS — 1.4%
DaVita, Inc.†	31,380	2,251,515

DISTRIBUTION/WHOLESALE — 1.6%
WW Grainger, Inc.	21,300	2,641,839

DIVERSIFIED MANUFACTURING OPERATIONS — 1.1%
Carlisle Cos., Inc.	50,800	1,781,556

E-COMMERCE/SERVICES — 0.8%
Netflix, Inc.†	7,800	1,353,300

ELECTRONIC COMPONENTS-MISC. — 2.5%
Gentex Corp.	100,325	2,004,494
Tyco Electronics, Ltd.	61,900	1,960,992

		3,965,486

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 2.9%
Broadcom Corp., Class A	43,820	1,785,227
Cree, Inc.†	23,000	1,179,670
Microchip Technology, Inc.	52,300	1,683,014

		4,647,911

ELECTRONIC CONNECTORS — 1.6%
Amphenol Corp., Class A	50,400	2,526,552

ELECTRONIC MEASUREMENT INSTRUMENTS — 1.0%
Agilent Technologies, Inc.†	44,200	1,538,160

ENGINES-INTERNAL COMBUSTION — 2.1%
Cummins, Inc.	37,800	3,330,180

ENTERPRISE SOFTWARE/SERVICE — 0.7%
Concur Technologies, Inc.†	22,600	1,166,612

FINANCE-INVESTMENT BANKER/BROKER — 1.9%
Lazard, Ltd., Class A	46,100	1,701,090
TD Ameritrade Holding Corp.†	81,280	1,389,075

		3,090,165

HAZARDOUS WASTE DISPOSAL — 1.1%
Stericycle, Inc.†	24,460	1,754,760

HOTEL/MOTELS — 1.1%
Starwood Hotels & Resorts Worldwide, Inc.	33,300	1,802,862

HUMAN RESOURCES — 0.9%
Robert Half International, Inc.	52,700	1,428,697

INDUSTRIAL AUTOMATED/ROBOTIC — 1.0%
Rockwell Automation, Inc.	26,800	1,671,516

INSURANCE BROKERS — 0.8%
AON Corp.	33,424	1,328,604

INSURANCE-PROPERTY/CASUALTY — 0.6%
HCC Insurance Holdings, Inc.	37,300	987,704

INTERNET INFRASTRUCTURE SOFTWARE — 1.4%
F5 Networks, Inc.†	18,900	2,224,530

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 3.4%
Invesco, Ltd.	91,700	2,109,100
Och Ziff Capital Management	76,120	1,124,292

T. Rowe Price Group, Inc.	40,930	2,262,201

		5,495,593

MACHINERY-CONSTRUCTION & MINING — 0.7%
Bucyrus International, Inc.	15,800	1,076,928

MACHINERY-GENERAL INDUSTRIAL — 2.0%
Roper Industries, Inc.	20,310	1,410,123
Wabtec Corp.	39,500	1,850,180

		3,260,303

MACHINERY-PRINT TRADE — 0.8%
Zebra Technologies Corp., Class A†	34,200	1,223,676

MEDICAL INFORMATION SYSTEMS — 0.7%
Cerner Corp.†	13,470	1,183,070

MEDICAL INSTRUMENTS — 1.0%
Thoratec Corp.†	49,000	1,599,360

MEDICAL-BIOMEDICAL/GENE — 1.7%
Alexion Pharmaceuticals, Inc.†	20,700	1,413,810
Illumina, Inc.†	24,220	1,315,388

		2,729,198

MEDICAL-DRUGS — 1.9%
Valeant Pharmaceuticals International, Inc.	109,600	3,026,056

MEDICAL-HMO — 2.2%
Coventry Health Care, Inc.†	78,800	1,845,496
Humana, Inc.†	28,420	1,656,602

		3,502,098

MEDICAL-OUTPATIENT/HOME MEDICAL — 1.3%
Lincare Holdings, Inc.	81,750	2,143,485

METAL PROCESSORS & FABRICATION — 1.2%
Precision Castparts Corp.	14,070	1,921,681

MOTORCYCLE/MOTOR SCOOTER — 1.5%
Harley-Davidson, Inc.	78,800	2,417,584

NETWORKING PRODUCTS — 1.1%
Juniper Networks, Inc.†	55,900	1,810,601

OIL COMPANIES-EXPLORATION & PRODUCTION — 3.4%
Cabot Oil & Gas Corp.	45,800	1,327,284
Concho Resources, Inc.†	38,000	2,609,460
Forest Oil Corp.†	51,030	1,568,152

		5,504,896

OIL FIELD MACHINERY & EQUIPMENT — 1.3%
Cameron International Corp.†	46,150	2,019,063

OIL-FIELD SERVICES — 0.8%
CARBO Ceramics, Inc.	14,900	1,248,173

PHARMACY SERVICES — 0.7%
Express Scripts, Inc.†	23,500	1,140,220

POWER CONVERTER/SUPPLY EQUIPMENT — 1.1%
Hubbell, Inc., Class B	32,300	1,744,846

RENTAL AUTO/EQUIPMENT — 0.8%
Avis Budget Group, Inc.†	112,600	1,307,286

RETAIL-APPAREL/SHOE — 2.1%
Express, Inc.†	41,110	562,385
J Crew Group, Inc.†	24,133	772,015
Phillips-Van Heusen Corp.	32,301	1,981,343

		3,315,743

RETAIL-AUTOMOBILE — 0.6%
CarMax, Inc.†	31,400	973,086

RETAIL-DISCOUNT — 0.8%
HSN, Inc.†	42,500	1,272,450

RETAIL-MAIL ORDER — 0.7%
Williams-Sonoma, Inc.	33,100	1,071,447

RETAIL-OFFICE SUPPLIES — 1.0%
OfficeMax, Inc.†	90,000	1,593,000

RETAIL-RESTAURANTS — 1.1%
Chipotle Mexican Grill, Inc.†	5,000	1,051,050
The Cheesecake Factory, Inc.†	25,300	736,736

		1,787,786

RETAIL-SPORTING GOODS — 0.8%
Dick’s Sporting Goods, Inc.†	43,700	1,259,434

RETIREMENT/AGED CARE — 1.0%
Brookdale Senior Living, Inc.†	81,300	1,526,814

SCHOOLS — 0.5%
Education Management Corp.†	67,288	807,456

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 1.6%
Marvell Technology Group, Ltd.†	132,300	2,554,713

SEMICONDUCTOR EQUIPMENT — 1.0%
Varian Semiconductor Equipment Associates, Inc.†	50,600	1,653,102

TELECOM SERVICES — 2.4%
Amdocs, Ltd.†	55,600	1,705,808
tw telecom, Inc.†	115,360	2,122,624

		3,828,432

TRANSPORT-SERVICES — 0.8%
Expeditors International of Washington, Inc.	26,000	1,283,360

TRANSPORT-TRUCK — 0.9%
Landstar System, Inc.	37,100	1,395,702

WEB HOSTING/DESIGN — 0.7%
Equinix, Inc.†	12,700	1,069,848

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $128,990,544)		157,411,575

Repurchase Agreement — 2.0%

Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 10/29/10, to be repurchased 11/01/10 in the amount of $3,255,003 and collateralized by $3,275,000 of United States Treasury Notes, bearing interest at 0.50% due 04/30/12 and having approximate value of $3,323,798 (cost $3,255,000)	$3,255,000	3,255,000

TOTAL INVESTMENTS (cost $132,245,544) (1)	100.4%	160,666,575
Liabilities in excess of other assets	(0.4)	(667,706)

NET ASSETS	100.0%	$159,998,869

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.
The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2010 (see Note 1):

			Level 3-Signifcant
	Level 1 - Unadjusted	Level 2- Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock	$157,411,575	$—	$—	$157,411,575
Repurchase Agreement	—	3,255,000	—	3,255,000

Total	$157,411,575	$3,255,000	$—	$160,666,575

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
AGGRESSIVE GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS — October 31, 2010
(Unaudited)

Common Stock — 97.7%	Shares/ Principal Amount	Value (Note 1)

ADVERTISING AGENCIES — 1.5%
The Interpublic Group of Cos., Inc.†	96,800	$1,001,880

APPLIANCES — 0.4%
Whirlpool Corp.	3,900	295,737

AUDIO/VIDEO PRODUCTS — 1.6%
Harman International Industries, Inc.†	11,100	372,405
TiVo, Inc.†	62,400	695,136

		1,067,541

AUTO-HEAVY DUTY TRUCKS — 1.3%
Navistar International Corp.†	9,800	472,164
Oshkosh Corp.†	12,200	360,022

		832,186

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 0.5%
WABCO Holdings, Inc.†	7,800	362,076

CASINO SERVICES — 1.9%
Scientific Games Corp., Class A†	158,065	1,248,714

CELLULAR TELECOM — 5.2%
MetroPCS Communications, Inc.†	83,800	872,358
NII Holdings, Inc.†	61,900	2,588,039

		3,460,397

CHEMICALS-DIVERSIFIED — 1.0%
Celanese Corp., Series A	18,100	645,265

CHEMICALS-SPECIALTY — 1.3%
Ecolab, Inc.	17,300	853,236

COMMERCIAL SERVICES — 3.4%
Alliance Data Systems Corp.†	24,400	1,481,568
Live Nation Entertainment, Inc.†	84,491	801,820

		2,283,388

COMMERCIAL SERVICES-FINANCE — 1.8%
Wright Express Corp.†	31,924	1,203,854

COMPUTER SERVICES — 2.0%
Cognizant Technology Solutions Corp., Class A†	4,900	319,431
IHS, Inc., Class A†	14,000	1,011,360

		1,330,791

COMPUTERS-INTEGRATED SYSTEMS — 1.0%
MICROS Systems, Inc.†	14,200	644,538

CONSULTING SERVICES — 1.0%
Gartner, Inc.†	21,248	673,349

DENTAL SUPPLIES & EQUIPMENT — 0.6%
DENTSPLY International, Inc.	12,800	401,792

DIAGNOSTIC EQUIPMENT — 0.8%
Gen-Probe, Inc.†	11,000	532,730

DISTRIBUTION/WHOLESALE — 2.2%
LKQ Corp.†	27,300	593,502
WESCO International, Inc.†	20,500	877,810

		1,471,312

DIVERSIFIED MANUFACTURING OPERATIONS — 2.6%
Ingersoll-Rand PLC	12,800	503,168
ITT Corp.	20,100	948,519
Leggett & Platt, Inc.	14,500	295,510

		1,747,197

E-COMMERCE/SERVICES — 1.7%
Expedia, Inc.	24,800	717,960
priceline.com, Inc.†	1,100	414,491

		1,132,451

E-SERVICES/CONSULTING — 3.2%
GSI Commerce, Inc.†	86,615	2,115,138

ELECTRONIC COMPONENTS-MISC. — 0.6%
Gentex Corp.	20,000	399,600

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 4.2%
Microsemi Corp.†	74,600	1,492,000
PMC — Sierra, Inc.†	166,300	1,278,847

		2,770,847

ELECTRONIC CONNECTORS — 0.9%
Thomas & Betts Corp.†	13,300	579,215

ENGINEERING/R&D SERVICES — 0.8%
URS Corp.†	14,500	564,485

ENTERTAINMENT SOFTWARE — 1.3%
Activision Blizzard, Inc.	77,500	888,925

FINANCE-INVESTMENT BANKER/BROKER — 1.1%
Raymond James Financial, Inc.	25,900	730,898

HOTELS/MOTELS — 2.1%
Hyatt Hotels Corp., Class A†	20,750	836,225
Marriott International, Inc., Class A	15,300	566,865

		1,403,090

HUMAN RESOURCES — 1.6%
Manpower, Inc.	19,900	1,089,127

INDUSTRIAL AUDIO & VIDEO PRODUCTS — 1.0%
Dolby Laboratories, Inc., Class A†	11,000	678,480

INSTRUMENTS-SCIENTIFIC — 0.8%
PerkinElmer, Inc.	23,800	558,110

INSURANCE-PROPERTY/CASUALTY — 0.8%
The Hanover Insurance Group, Inc.	12,200	552,050

LEISURE PRODUCTS — 1.7%
WMS Industries, Inc.†	26,200	1,143,106

MACHINE TOOLS & RELATED PRODUCTS — 0.7%
Kennametal, Inc.	14,000	477,960

MACHINERY-CONSTRUCTION & MINING — 1.1%
Bucyrus International, Inc.	10,800	736,128

MACHINERY-GENERAL INDUSTRIAL — 1.7%
Gardner Denver, Inc.	19,816	1,145,761

MEDICAL-BIOMEDICAL/GENE — 2.0%
Acorda Therapeutics, Inc.†	25,800	697,632
Vertex Pharmaceuticals, Inc.†	16,900	647,777

		1,345,409

MEDICAL-DRUGS — 6.6%
Auxilium Pharmaceuticals, Inc.†	23,300	576,675
Forest Laboratories, Inc.†	25,900	855,995
Shire PLC ADR	27,400	1,920,740
Valeant Pharmaceuticals International, Inc.	38,900	1,074,029

		4,427,439

MEDICAL-GENERIC DRUGS — 2.5%
Mylan, Inc.†	41,300	839,216
Perrigo Co.	12,500	823,500

		1,662,716

MEDICAL-OUTPATIENT/HOME MEDICAL — 0.8%
Lincare Holdings, Inc.	19,500	511,290

METAL PROCESSORS & FABRICATION — 1.5%
Timken Co.	23,700	981,654

OIL COMPANIES-EXPLORATION & PRODUCTION — 5.2%
Concho Resources, Inc.†	10,700	734,769
Petrohawk Energy Corp.†	57,300	974,673
Range Resources Corp.	20,040	749,295
Whiting Petroleum Corp.†	10,163	1,020,772

		3,479,509

PRINTING-COMMERCIAL — 1.3%
VistaPrint NV†	20,681	870,050

RACETRACKS — 0.7%
Penn National Gaming, Inc.†	13,900	462,314

REAL ESTATE MANAGEMENT/SERVICES — 0.8%
CB Richard Ellis Group, Inc., Class A†	29,700	544,995

RECREATIONAL VEHICLES — 1.7%
Polaris Industries, Inc.	15,516	1,103,032

RENTAL AUTO/EQUIPMENT — 0.8%
Hertz Global Holdings, Inc.†	49,300	558,076

RETAIL-APPAREL/SHOE — 3.8%
Aeropostale, Inc.†	20,400	497,352
Guess?, Inc.	12,400	482,608
Phillips-Van Heusen Corp.	25,500	1,564,170

		2,544,130

RETAIL-BEDDING — 0.8%
Bed Bath & Beyond, Inc.†	12,200	535,580

RETAIL-COMPUTER EQUIPMENT — 0.7%
GameStop Corp., Class A†	22,500	442,350

RETAIL-SPORTING GOODS — 0.9%
Dick’s Sporting Goods, Inc.†	20,600	593,692

RETIREMENT/AGED CARE — 0.6%
Brookdale Senior Living, Inc.†	22,100	415,038

SCHOOLS — 1.3%
Apollo Group, Inc., Class A†	13,500	505,980
Career Education Corp.†	20,000	350,800

		856,780

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 1.4%
Marvell Technology Group, Ltd.†	46,900	905,639

SEMICONDUCTOR EQUIPMENT — 0.7%
Teradyne, Inc.†	38,500	432,740

TEXTILE-HOME FURNISHINGS — 0.7%
Mohawk Industries, Inc.†	8,600	493,124

THEATERS — 2.0%
National CineMedia, Inc.	72,232	1,337,737

THERAPEUTICS — 2.4%
Onyx Pharmaceuticals, Inc.†	34,600	928,318
Warner Chilcott PLC, Class A	28,500	685,140

		1,613,458

TRANSPORT-SERVICES — 0.8%
UTi Worldwide, Inc.	26,700	513,174

WIRELESS EQUIPMENT — 2.3%
SBA Communications Corp., Class A†	39,100	1,535,066

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $54,225,107)		65,186,346

Repurchase Agreement — 3.0%

Agreement with State Street Bank & Trust Co., bearing interest at 0.01% dated 10/29/10 to be repurchased 11/01/10 in the amount of $2,009,002 and collateralized by $2,020,000 of United States Treasury Notes bearing interest at 0.50% due 04/30/12 and having an approximate value of $2,050,098 (cost $2,009,000)	$2,009,000	2,009,000

TOTAL INVESTMENTS (cost $56,234,107) (1)	100.7%	67,195,346
Liabilities in excess of other assets	(0.7)	(455,628)

NET ASSETS	100.0%	$66,739,718

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

ADR	— American Depository Receipt
The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2010 (see Note 1):

			Level 3-Signifcant
	Level 1 - Unadjusted	Level 2- Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock:
Cellular Telecom	$3,460,397	$—	$—	$3,460,397
Medical-Drugs	4,427,439	—	—	4,427,439
Oil Companies-Exploration & Production	3,479,509	—	—	3,479,509
Other Industries*	53,819,001	—	—	53,819,001
Repurchase Agreement	—	2,009,000	—	2,009,000

Total	$65,186,346	$2,009,000	$—	$67,195,346

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
GROWTH OPPORTUNITIES PORTFOLIO
Portfolio of Investments — October 31, 2010
(unaudited)

	Shares/
Common Stock — 91.4%	Principal	Value
	Amount	(Note 1)

AEROSPACE/DEFENSE — 2.2%
Aerovironment, Inc.†	14,578	$342,000
Esterline Technologies Corp.†	26,005	1,571,742
TransDigm Group, Inc.†	16,762	1,110,818

		3,024,560

AGRICULTURAL CHEMICALS — 0.9%
Intrepid Potash, Inc.†	36,017	1,236,464

APPAREL MANUFACTURERS — 1.5%
Carter’s, Inc.†	35,602	886,490
Maidenform Brands, Inc.†	42,377	1,134,008

		2,020,498

AUTO-HEAVY DUTY TRUCKS — 0.7%
Oshkosh Corp.†	33,996	1,003,222

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 0.7%
TRW Automotive Holdings Corp.†	20,427	933,310

BANKS-COMMERCIAL — 1.0%
SVB Financial Group†	31,508	1,365,557

BATTERIES/BATTERY SYSTEMS — 0.5%
EnerSys†	25,640	675,870

BUILDING & CONSTRUCTION PRODUCTS-MISC. — 0.8%
Owens Corning†	41,299	1,116,725

BUILDING & CONSTRUCTION-MISC. — 0.6%
Dycom Industries, Inc.†	79,928	855,230

BUILDING-RESIDENTIAL/COMMERCIAL — 0.6%
Meritage Homes Corp.†	46,753	856,047

CELLULAR TELECOM — 1.4%
Syniverse Holdings, Inc.†	63,193	1,926,754

CHEMICALS-DIVERSIFIED — 0.8%
Rockwood Holdings, Inc.†	30,955	1,049,994

CHEMICALS-SPECIALTY — 1.2%
Cytec Industries, Inc.	20,652	1,022,687
Stepan Co.	10,012	675,209

		1,697,896

COMMERCIAL SERVICES — 0.6%
HMS Holdings Corp.†	14,138	849,835

COMMERCIAL SERVICES-FINANCE — 1.1%
Cardtronics, Inc.†	52,432	888,722
Lender Processing Services, Inc.	19,397	559,410

		1,448,132

COMPUTER DATA SECURITY — 0.3%
Fortinet, Inc.†	15,663	469,890

COMPUTER SOFTWARE — 0.5%
SS&C Technologies Holdings, Inc.†	39,235	678,765

COMPUTERS-INTEGRATED SYSTEMS — 1.7%
MICROS Systems, Inc.†	25,859	1,173,740
Netscout Systems, Inc.†	52,109	1,222,998

		2,396,738

CONSUMER PRODUCTS-MISC. — 1.8%
Jarden Corp.	41,471	1,329,560
Tupperware Brands Corp.	24,524	1,098,921

		2,428,481

CONTAINERS-METAL/GLASS — 0.8%
Greif, Inc., Class A	18,966	1,114,063

CONTAINERS-PAPER/PLASTIC — 1.1%
Packaging Corp. of America	28,419	694,276
Rock-Tenn Co., Class A	13,350	758,948

		1,453,224

COSMETICS & TOILETRIES — 0.2%
Inter Parfums, Inc.	13,672	239,123

DATA PROCESSING/MANAGEMENT — 1.6%
Acxiom Corp.†	63,355	1,111,880
CommVault Systems, Inc.†	38,663	1,118,521

		2,230,401

DENTAL SUPPLIES & EQUIPMENT — 0.9%
Sirona Dental Systems, Inc.†	31,719	1,194,220

DISTRIBUTION/WHOLESALE — 0.6%
LKQ Corp.†	40,024	870,122

DIVERSIFIED MANUFACTURING OPERATIONS — 1.4%
Actuant Corp., Class A	44,995	1,011,038
Barnes Group, Inc.	50,128	911,828

		1,922,866

E-SERVICES/CONSULTING — 1.6%
GSI Commerce, Inc.†	54,240	1,324,540
Sapient Corp.	68,780	905,145

		2,229,685

EDUCATIONAL SOFTWARE — 0.9%
Blackboard, Inc.†	28,366	1,183,997

ELECTRIC-TRANSMISSION — 0.8%
ITC Holdings Corp.	17,060	1,068,127

ELECTRONIC COMPONENTS-MISC. — 1.3%
Plexus Corp.†	35,251	1,069,868
Vishay Intertechnology, Inc.†	66,981	756,885

		1,826,753

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 2.7%
Cavium Networks, Inc.†	22,968	731,990
Microsemi Corp.†	51,278	1,025,560
QLogic Corp.†	60,302	1,059,506
Rovi Corp.†	18,253	924,515

		3,741,571

ELECTRONIC DESIGN AUTOMATION — 0.5%
Cadence Design Systems, Inc.†	84,378	714,682

ENTERPRISE SOFTWARE/SERVICE — 1.4%
Informatica Corp.†	25,263	1,027,952
Open Text Corp.†	20,210	893,888

		1,921,840

FILTRATION/SEPARATION PRODUCTS — 0.7%
CLARCOR, Inc.	25,987	1,030,644

FINANCE-INVESTMENT BANKER/BROKER — 1.7%
Evercore Partners, Inc., Class A	30,652	930,595
Knight Capital Group, Inc., Class A†	53,919	702,564
Stifel Financial Corp.†	14,371	681,042

		2,314,201

FOOD-CANNED — 0.8%
TreeHouse Foods, Inc.†	23,516	1,098,197

FOOD-MISC. — 0.3%
Diamond Foods, Inc.	9,420	416,364

FOOTWEAR & RELATED APPAREL — 0.7%
Steven Madden, Ltd.†	24,352	1,030,090

HEALTH CARE COST CONTAINMENT — 0.5%
ExamWorks Group, Inc.†	43,505	739,585

HUMAN RESOURCES — 1.6%
Emergency Medical Services Corp., Class A†	18,399	1,000,538
Resources Connection, Inc.	24,503	396,703
SFN Group, Inc.†	98,020	742,992

		2,140,233

IDENTIFICATION SYSTEMS — 1.2%
Checkpoint Systems, Inc.†	47,068	1,035,496
Cogent, Inc.†	56,811	597,652

		1,633,148

INSURANCE-PROPERTY/CASUALTY — 0.8%
ProAssurance Corp.†	19,963	1,147,673

INTERNET CONNECTIVITY SERVICES — 0.7%
AboveNet, Inc.†	16,507	939,083

INTERNET INFRASTRUCTURE SOFTWARE — 0.9%
TIBCO Software, Inc.†	65,641	1,261,620

INTIMATE APPAREL — 0.8%
The Warnaco Group, Inc.†	20,164	1,070,910

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 0.7%
Affiliated Managers Group, Inc.†	11,742	1,005,233

LASERS-SYSTEM/COMPONENTS — 1.3%
Coherent, Inc.†	27,069	1,135,815
Cymer, Inc.†	18,327	677,183

		1,812,998

MACHINERY-ELECTRICAL — 0.7%
Regal-Beloit Corp.	17,600	1,015,696

MACHINERY-GENERAL INDUSTRIAL — 0.2%
Albany International Corp., Class A	15,504	316,282

MEDICAL INSTRUMENTS — 3.4%
Arthrocare Corp.†	32,458	885,454
Bruker Corp.†	68,146	1,021,509
NuVasive, Inc.†	32,361	847,858
Thoratec Corp.†	21,299	695,199
Volcano Corp.†	47,058	1,149,157

		4,599,177

MEDICAL LABS & TESTING SERVICES — 0.5%
Genoptix, Inc.†	40,392	687,472

MEDICAL PRODUCTS — 2.8%
American Medical Systems Holdings, Inc.†	56,716	1,145,663
Haemonetics Corp.†	18,948	1,035,508
PSS World Medical, Inc.†	41,330	976,628
The Cooper Cos., Inc.	13,464	664,314

		3,822,113

MEDICAL-BIOMEDICAL/GENE — 2.0%
Acorda Therapeutics, Inc.†	25,124	679,353
Incyte Corp., Ltd.†	46,078	767,659
United Therapeutics Corp.†	21,860	1,311,600

		2,758,612

MEDICAL-DRUGS — 2.2%
Auxilium Pharmaceuticals, Inc.†	34,921	864,295
Medicis Pharmaceutical Corp., Class A	38,630	1,149,242
Salix Pharmaceuticals, Ltd.†	25,172	952,257

		2,965,794

MEDICAL-HMO — 1.0%
AMERIGROUP Corp.†	7,939	331,294
Health Net, Inc.†	38,712	1,040,966

		1,372,260

MEDICAL-HOSPITALS — 0.9%
Health Management Associates, Inc., Class A†	155,191	1,243,080

MEDICAL-OUTPATIENT/HOME MEDICAL — 0.7%
Gentiva Health Services, Inc.†	38,795	903,148

NETWORKING PRODUCTS — 1.1%
Acme Packet, Inc.†	13,056	516,365
Polycom, Inc.†	29,948	1,011,643

		1,528,008

NON-HAZARDOUS WASTE DISPOSAL — 1.9%
IESI-BFC, Ltd.	59,438	1,389,660
Waste Connections, Inc.	29,025	1,182,479

		2,572,139

OIL & GAS DRILLING — 0.9%
Atwood Oceanics, Inc.†	35,994	1,170,165

OIL COMPANIES-EXPLORATION & PRODUCTION — 3.2%
Brigham Exploration Co.†	56,415	1,189,792
Carrizo Oil & Gas, Inc.†	48,799	1,152,632
Comstock Resources, Inc.†	53,551	1,196,865
Whiting Petroleum Corp.†	8,365	840,181

		4,379,470

OIL-FIELD SERVICES — 2.2%
Newpark Resources, Inc.†	105,143	618,241
Oil States International, Inc.†	19,971	1,020,918
Superior Energy Services, Inc.†	49,849	1,376,829

		3,015,988

PAPER & RELATED PRODUCTS — 0.6%
Domtar Corp.	10,204	809,789

PRINTING-COMMERCIAL — 0.4%
VistaPrint NV†	11,926	501,727

RESEARCH & DEVELOPMENT — 0.9%
Parexel International Corp.†	55,233	1,187,509

RETAIL-APPAREL/SHOE — 1.9%
Foot Locker, Inc.	64,969	1,034,956
The Children’s Place Retail Stores, Inc.†	19,978	880,231
Vera Bradley, Inc.†	24,014	656,783

		2,571,970

RETAIL-APPLIANCES — 0.5%
hhgregg, Inc.†	28,442	655,304

RETAIL-AUTOMOBILE — 0.6%
Asbury Automotive Group, Inc.†	61,625	888,632

RETAIL-CONSUMER ELECTRONICS — 0.8%
RadioShack Corp.	52,789	1,062,642

RETAIL-DISCOUNT — 0.6%
HSN, Inc.†	27,762	831,194

RETAIL-GARDENING PRODUCTS — 0.9%
Tractor Supply Co.	30,091	1,191,604

RETAIL-PETROLEUM PRODUCTS — 0.7%
World Fuel Services Corp.	32,094	906,014

RETAIL-RESTAURANTS — 1.1%
BJ’s Restaurants, Inc.†	20,629	683,851
Buffalo Wild Wings, Inc.†	16,901	794,854

		1,478,705

RETAIL-VIDEO RENTALS — 0.8%
Coinstar, Inc.†	18,544	1,067,763

RETIREMENT/AGED CARE — 0.8%
Brookdale Senior Living, Inc.†	59,999	1,126,781

RUBBER-TIRES — 0.5%
Cooper Tire & Rubber Co.	33,994	666,622

SCHOOLS — 0.5%
Capella Education Co.†	11,535	632,464

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 0.9%
Cypress Semiconductor Corp.†	89,488	1,261,781

TELECOM EQUIPMENT-FIBER OPTICS — 0.8%
Ciena Corp.†	46,395	644,426
Finisar Corp.†	22,957	390,499

		1,034,925

THEATERS — 0.6%
National CineMedia, Inc.	45,532	843,253

THERAPEUTICS — 1.0%
BioMarin Pharmaceutical, Inc.†	51,541	1,348,312

TRANSACTIONAL SOFTWARE — 1.5%
Bottomline Technologies, Inc.†	56,790	1,023,356
VeriFone Systems, Inc.†	32,412	1,096,498

		2,119,854

TRANSPORT-MARINE — 0.5%
Kirby Corp.†	16,467	707,916

TRANSPORT-SERVICES — 0.7%
UTi Worldwide, Inc.	51,678	993,251

TRANSPORT-TRUCK — 0.8%
Landstar System, Inc.	30,593	1,150,909

WEB PORTALS/ISP — 0.4%
InfoSpace, Inc.†	58,070	490,111

WIRE & CABLE PRODUCTS — 0.7%
Fushi Copperweld, Inc.†	96,117	893,888

WIRELESS EQUIPMENT — 0.7%
RF Micro Devices, Inc.†	139,500	1,016,955

TOTAL COMMON STOCK (cost $111,272,890)		125,173,900

EXCHANGE-TRADED FUNDS — 1.0%
iShares Russell 2000 Growth Index Fund (cost $1,215,605)	17,300	1,350,784

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $112,488,495)		126,524,684

Short-Term Investment Securities — 7.6%

TIME DEPOSIT — 7.6%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 11/01/10 (cost $10,411,000)	$10,411,000	10,411,000

TOTAL INVESTMENTS (cost $122,899,495)(1)	99.9%	136,935,684
Other assets less liabilities	0.1	192,757

NET ASSETS	100.0%	$137,128,441

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.
The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2010 (see Note 1):

			Level 3-Signifcant
	Level 1 - Unadjusted	Level 2- Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock	$125,173,900	$—	$—	$125,173,900
Exchange Traded Funds	1,350,784	—	—	1,350,784
Short-Term Investment Securities:
Time Deposit	—	10,411,000	—	10,411,000

Total	$126,524,684	$10,411,000	$—	$136,935,684

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
MARSICO FOCUSED GROWTH PORTFOLIO
Portfolio of Investments — October 31, 2010 —
(unaudited)

	Shares/
Common Stock — 91.1%	Principal	Value
	Amount	(Note 1)

AEROSPACE/DEFENSE — 2.5%
General Dynamics Corp.	35,540	$2,420,985

AEROSPACE/DEFENSE-EQUIPMENT — 3.0%
Goodrich Corp.	35,291	2,896,332

AGRICULTURAL CHEMICALS — 3.4%
Monsanto Co.	55,187	3,279,212

APPLICATIONS SOFTWARE — 1.5%
Salesforce.com, Inc.†	12,594	1,461,786

ATHLETIC FOOTWEAR — 2.8%
NIKE, Inc., Class B	33,467	2,725,553

BANKS-COMMERCIAL — 1.2%
ICICI Bank, Ltd. ADR	22,205	1,167,539

BANKS-SUPER REGIONAL — 5.8%
PNC Financial Services Group, Inc.	20,293	1,093,793
US Bancorp	102,027	2,467,013
Wells Fargo & Co.	77,256	2,014,836

		5,575,642

CABLE/SATELLITE TV — 1.5%
DIRECTV, Class A†	32,757	1,423,619

CASINO HOTELS — 2.1%
Wynn Resorts, Ltd.	18,817	2,016,618

CHEMICALS-DIVERSIFIED — 6.2%
The Dow Chemical Co.	193,841	5,976,118

COMPUTERS — 6.5%
Apple, Inc.†	20,732	6,237,637

DIVERSIFIED BANKING INSTITUTIONS — 3.0%
The Goldman Sachs Group, Inc.	17,917	2,883,741

DIVERSIFIED MANUFACTURING OPERATIONS — 4.1%
Eaton Corp.	44,018	3,910,119

DIVERSIFIED MINERALS — 3.6%
BHP Billiton PLC ADR	49,096	3,475,997

E-COMMERCE/PRODUCTS — 4.2%
Amazon.com, Inc.†	24,108	3,981,195

E-COMMERCE/SERVICES — 2.1%
priceline.com, Inc.†	5,327	2,007,267

ENGINES-INTERNAL COMBUSTION — 1.2%
Cummins, Inc.	13,403	1,180,804

ENTERPRISE SOFTWARE/SERVICE — 3.0%
Oracle Corp.	97,105	2,854,887

INTERNET CONTENT-INFORMATION/NEWS — 4.5%
Baidu, Inc. ADR†	39,584	4,354,636

MEDICAL INSTRUMENTS — 2.4%
Intuitive Surgical, Inc.†	8,594	2,259,792

MEDICAL-DRUGS — 3.1%
Merck & Co., Inc.	80,736	2,929,102

NETWORKING PRODUCTS — 2.3%
Cisco Systems, Inc.†	95,111	2,171,384

OIL COMPANIES-EXPLORATION & PRODUCTION — 4.0%
Anadarko Petroleum Corp.	39,059	2,404,862
EOG Resources, Inc.	15,058	1,441,352

		3,846,214

RETAIL-MAJOR DEPARTMENT STORES — 2.1%
Nordstrom, Inc.	53,096	2,044,727

RETAIL-RESTAURANTS — 4.1%
McDonald’s Corp.	50,455	3,923,885

TRANSPORT-RAIL — 7.1%
Norfolk Southern Corp.	34,095	2,096,501

Union Pacific Corp.	53,432	4,684,918

		6,781,419

TRANSPORT-SERVICES — 1.3%
FedEx Corp.	14,451	1,267,642

VITAMINS & NUTRITION PRODUCTS — 2.5%
Mead Johnson Nutrition Co.	40,317	2,371,446

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $69,715,196)		87,425,298

Repurchase Agreement — 9.2%

Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 10/29/10, to be repurchased 11/01/10 in the amount of $8,843,007 and collateralized by $8,890,000 of United States Treasury Notes, bearing interest at 0.50% due 04/30/12 and having approximate value of $9,022,461 (cost $8,843,000)	$8,843,000	8,843,000

TOTAL INVESTMENTS (cost $78,558,196) (1)	100.3%	96,268,298
Liabilities in excess of other assets	(0.3)	(299,937)

NET ASSETS	100.0%	$95,968,361

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

ADR — American Depository Receipt
The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2010 (see Note 1):

			Level 3-Signifcant
	Level 1 - Unadjusted	Level 2- Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock:
Banks-Super/Regional	$5,575,642	$—	$—	$5,575,642
Chemicals-Diversified	5,976,118	—	—	5,976,118
Computers	6,237,637	—	—	6,237,637
Transport-Rail	6,781,419	—	—	6,781,419
Other Industries*	62,854,482	—	—	62,854,482
Repurchase Agreement	—	8,843,000	—	8,843,000

Total	$87,425,298	$8,843,000	$—	$96,268,298

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
TECHNOLOGY PORTFOLIO
Portfolio of Investments — October 31, 2010
(unaudited)

	Shares/
Common Stock — 90.5%	Principal	Value
	Amount	(Note 1)

AEROSPACE/DEFENSE — 0.8%
General Dynamics Corp.	4,800	$326,976

APPLICATIONS SOFTWARE — 12.4%
Check Point Software Technologies, Ltd.†	46,970	2,007,967
Microsoft Corp.	61,710	1,643,954
Misys PLC	41,700	188,026
Nuance Communications, Inc.†	74,160	1,165,054

		5,005,001

B2B/E-COMMERCE — 0.2%
SciQuest, Inc.†	6,763	76,354

CELLULAR TELECOM — 0.4%
China Mobile, Ltd.	16,500	168,060

COMPUTER AIDED DESIGN — 4.9%
Aspen Technology, Inc.†	42,000	470,400
Parametric Technology Corp.†	70,300	1,509,341

		1,979,741

COMPUTER SERVICES — 1.0%
Atos Origin SA†	4,300	198,843
Camelot Information Systems, Inc. ADR†	13,500	216,405

		415,248

COMPUTER SOFTWARE — 0.1%
Temenos Group AG†	1,312	43,998

COMPUTERS — 8.5%
Apple, Inc.†	7,554	2,272,772
Hewlett-Packard Co.	27,100	1,139,826

		3,412,598

COMPUTERS-MEMORY DEVICES — 0.3%
NetApp, Inc.†	1,900	101,175

CONSULTING SERVICES — 0.5%
Xchanging PLC	85,000	176,924

DATA PROCESSING/MANAGEMENT — 0.7%
Fidelity National Information Services, Inc.	10,300	279,130

E-COMMERCE/PRODUCTS — 0.8%
Amazon.com, Inc.†	1,200	198,168
Mecox Lane, Ltd. ADR†	6,411	104,692

		302,860

EDUCATIONAL SOFTWARE — 0.0%
Blackboard, Inc.†	300	12,522

ELECTRIC PRODUCTS-MISC. — 1.2%
Nidec Corp.	4,700	464,919

ELECTRONIC COMPONENTS-MISC. — 1.1%
Kyocera Corp.	2,600	259,451
Toshiba Corp.	38,500	192,811

		452,262

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 1.0%
Amkor Technology, Inc.†	20,200	145,642
ON Semiconductor Corp.†	13,600	104,312
Shinko Electric Industries Co., Ltd.	15,700	152,766

		402,720

ELECTRONIC DESIGN AUTOMATION — 6.1%
Mentor Graphics Corp.†	23,900	258,120
Synopsys, Inc.†	86,400	2,210,112

		2,468,232

ELECTRONIC FORMS — 0.4%
Adobe Systems, Inc.†	5,960	167,774

ELECTRONIC PARTS DISTRIBUTION — 0.9%
Avnet, Inc.†	12,200	363,316

ENTERPRISE SOFTWARE/SERVICE — 13.0%
BMC Software, Inc.†	40,100	1,822,946
HiSoft Technology International, Ltd. ADR†	21,400	569,240
JDA Software Group, Inc.†	25,800	652,740
Micro Focus International PLC	134,599	823,447
Open Text Corp.†	16,300	720,949
Oracle Corp.	21,800	640,920

		5,230,242

INSTRUMENTS-CONTROLS — 0.2%
Elster Group SE†	6,465	96,329

INSTRUMENTS-SCIENTIFIC — 1.0%
Thermo Fisher Scientific, Inc.†	8,100	416,502

INTERNET CONTENT-INFORMATION/NEWS — 0.8%
Baidu, Inc. ADR†	3,000	330,030

INTERNET SECURITY — 4.9%
Symantec Corp.†	104,300	1,687,574
VeriSign, Inc.†	8,000	278,000

		1,965,574

MEDICAL PRODUCTS — 1.0%
Baxter International, Inc.	8,000	407,200

NETWORKING PRODUCTS — 2.5%
Cisco Systems, Inc.†	39,850	909,775
Polycom, Inc.†	3,200	108,096

		1,017,871

OFFICE AUTOMATION & EQUIPMENT — 2.8%
Canon, Inc.	8,000	369,827
Xerox Corp.	65,900	771,030

		1,140,857

PHOTO EQUIPMENT & SUPPLIES — 0.3%
Konica Minolta Holdings, Inc.	12,500	121,163

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 2.9%
Analog Devices, Inc.	21,913	737,811
Marvell Technology Group, Ltd.†	21,214	409,642

		1,147,453

SEMICONDUCTOR EQUIPMENT — 4.1%
ASML Holding NV	6,400	212,416
KLA-Tencor Corp.	10,600	378,632
Lam Research Corp.†	8,670	396,999
Novellus Systems, Inc.†	22,700	663,067

		1,651,114

TELECOM EQUIPMENT-FIBER OPTICS — 0.9%
ZTE Corp.	95,400	354,462

TELECOM SERVICES — 5.8%
Amdocs, Ltd.†	67,800	2,080,104
Colt Group SA†	71,090	137,832
Telecity Group PLC†	13,800	110,098

		2,328,034

TELECOMMUNICATION EQUIPMENT — 1.6%
Nice Systems, Ltd. ADR†	18,600	622,914

TELEPHONE-INTEGRATED — 1.0%
France Telecom SA ADR	17,400	415,686

TRANSACTIONAL SOFTWARE — 0.6%
Longtop Financial Technologies, Ltd. ADR†	6,300	228,942

WEB HOSTING/DESIGN — 0.3%
Equinix, Inc.†	1,600	134,784

WEB PORTALS/ISP — 2.8%
Google, Inc., Class A†	1,500	919,485
NetEase.com, Inc. ADR†	5,000	209,000

		1,128,485

WIRELESS EQUIPMENT — 2.7%
QUALCOMM, Inc.	24,450	1,103,428

TOTAL COMMON STOCK (cost $33,755,293)		36,460,880

Preferred Stock — 0.4%

TELECOM SERVICES — 0.4%
Tim Participacoes SA ADR (cost $157,505)	4,700	151,622

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $33,912,798)		36,612,502

Repurchase Agreement — 9.5%

Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 10/29/10, to be repurchased 11/01/10 in the amount of $3,852,003 and collateralized by $3,875,000 of United States Treasury Notes bearing interest at 0.50% due 04/30/12 and having an approximate value of $3,932,738. (cost $3,852,000)	$3,852,000	3,852,000

TOTAL INVESTMENTS (cost $37,764,798)(1)	100.4%	40,464,502
Liabilities in excess of other assets	(0.4)	(170,378)

NET ASSETS	100.0%	$40,294,124

† Non-income producing security

(1) See Note 4 for cost of investments on a tax basis.

ADR—	American Depository Receipt
The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2010 (see Note 1):

			Level 3-Signifcant
	Level 1 - Unadjusted	Level 2- Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock:
Applications Software	$5,005,001	$—	$—	$5,005,001
Computers	3,412,598	—	—	3,412,598
Electronic Design Automation	2,468,232	—	—	2,468,232
Enterprise Software/Service	5,230,242	—	—	5,230,242
Telecom Services	2,328,034	—	—	2,328,034
Other Industries*	18,016,773	—	—	18,016,773
Preferred Stock	151,622	—	—	151,622
Repurchase Agreement	—	3,852,000	—	3,852,000

Total	$36,612,502	$3,852,000	$—	$40,464,502

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
SMALL & MID CAP VALUE PORTFOLIO
Portfolio of Investments — October 31, 2010 —
(unaudited)

	Shares/
Common Stock — 95.2%	Principal	Value
	Amount	(Note 1)

ADVERTISING AGENCIES — 1.1%
The Interpublic Group of Cos., Inc.†	493,000	$5,102,550

AGRICULTURAL OPERATIONS — 0.9%
Bunge, Ltd.	67,700	4,066,739

AIRLINES — 0.6%
Alaska Air Group, Inc.†	51,250	2,706,000

APPAREL MANUFACTURERS — 0.6%
Jones Group, Inc.	215,000	3,108,900

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 3.4%
Dana Holding Corp.†	422,300	5,975,545
Federal-Mogul Corp.†	275,400	5,461,182
TRW Automotive Holdings Corp.†	98,800	4,514,172

		15,950,899

BANKS-COMMERCIAL — 5.8%
Associated Banc-Corp.	281,500	3,566,605
CapitalSource, Inc.	482,300	2,946,853
City National Corp.	45,300	2,336,121
Marshall & Ilsley Corp.	592,900	3,504,039
Popular, Inc.†	1,173,599	3,203,925
Susquehanna Bancshares, Inc.	475,000	3,752,500
Umpqua Holdings Corp.	207,525	2,282,775
Webster Financial Corp.	189,500	3,244,240
Whitney Holding Corp.	343,200	2,841,696

		27,678,754

BANKS-SUPER REGIONAL — 1.2%
Comerica, Inc.	154,100	5,513,698

BATTERIES/BATTERY SYSTEMS — 0.6%
EnerSys†	108,300	2,854,788

BEVERAGES-WINE/SPIRITS — 1.3%
Constellation Brands, Inc., Class A†	308,889	6,094,380

BUILDING PRODUCTS-WOOD — 0.6%
Masco Corp.	254,000	2,707,640

BUILDING-RESIDENTIAL/COMMERCIAL — 1.0%
NVR, Inc.†	3,845	2,412,391
Pulte Group, Inc.†	297,400	2,334,590

		4,746,981

CHEMICALS-DIVERSIFIED — 2.2%
Huntsman Corp.	435,100	6,026,135
Rockwood Holdings, Inc.†	126,700	4,297,664

		10,323,799

CHEMICALS-PLASTICS — 0.9%
PolyOne Corp.†	318,350	4,113,082

CHEMICALS-SPECIALTY — 1.7%
Arch Chemicals, Inc.	130,300	4,626,953
Cytec Industries, Inc.	71,700	3,550,584

		8,177,537

COMMERCIAL SERVICES — 1.0%
Convergys Corp.†	428,700	4,852,884

COMPUTER SERVICES — 0.8%
Insight Enterprises, Inc.†	257,300	3,890,376

COMPUTERS-INTEGRATED SYSTEMS — 0.7%
NCR Corp.†	235,900	3,236,548

CONSUMER PRODUCTS-MISC. — 1.0%
American Greetings Corp., Class A	256,400	4,966,468

CRUISE LINES — 1.3%
Royal Caribbean Cruises, Ltd.†	155,900	6,164,286

DISTRIBUTION/WHOLESALE — 0.9%
WESCO International, Inc.†	103,000	4,410,460

DIVERSIFIED MANUFACTURING OPERATIONS — 1.5%
A.O. Smith Corp.	47,600	2,667,028
Trinity Industries, Inc.	196,300	4,461,899

		7,128,927

ELECTRIC-INTEGRATED — 5.9%
CMS Energy Corp.	300,925	5,531,001
Northeast Utilities	186,400	5,830,592
NV Energy, Inc.	393,600	5,376,576
Pepco Holdings, Inc.	294,050	5,663,403
Portland General Electric Co.	264,200	5,521,780

		27,923,352

ELECTRONIC COMPONENTS-MISC. — 1.5%
AU Optronics Corp. ADR†	324,019	3,249,911
Flextronics International, Ltd.†	534,100	3,824,156

		7,074,067

ELECTRONIC CONNECTORS — 1.2%
Thomas & Betts Corp.†	136,000	5,922,800

ELECTRONIC PARTS DISTRIBUTION — 1.2%
Arrow Electronics, Inc.†	99,650	2,950,637
Avnet, Inc.†	95,200	2,835,056

		5,785,693

ENGINES-INTERNAL COMBUSTION — 0.8%
Briggs & Stratton Corp.	211,225	3,717,560

FINANCE-INVESTMENT BANKER/BROKER — 0.6%
MF Global Holdings, Ltd.†	358,700	2,808,621

FOOD-MEAT PRODUCTS — 1.5%
Smithfield Foods, Inc.†	281,400	4,713,450
Tyson Foods, Inc., Class A	155,500	2,418,025

		7,131,475

FOOD-RETAIL — 0.6%
SUPERVALU, Inc.	267,100	2,882,009

GAS-DISTRIBUTION — 3.6%
NiSource, Inc.	338,175	5,853,809
Southern Union Co.	226,100	5,681,893
UGI Corp.	190,800	5,741,172

		17,276,874

GOLF — 0.5%
Callaway Golf Co.	346,000	2,380,480

HOSPITAL BEDS/EQUIPMENT — 1.0%
Kinetic Concepts, Inc.†	125,000	4,753,750

HOTEL/MOTELS — 0.9%
Wyndham Worldwide Corp.	146,800	4,220,500

HUMAN RESOURCES — 0.5%
Kelly Services, Inc., Class A†	168,800	2,506,680

INSURANCE-LIFE/HEALTH — 0.8%
Unum Group	169,775	3,806,356

INSURANCE-MULTI-LINE — 1.1%
Assurant, Inc.	138,400	5,472,336

INSURANCE-PROPERTY/CASUALTY — 0.5%
Fidelity National Financial, Inc., Class A	196,300	2,628,457

INSURANCE-REINSURANCE — 4.4%
Aspen Insurance Holdings, Ltd.	191,400	5,430,018
Endurance Specialty Holdings, Ltd.	114,400	4,736,160
Platinum Underwriters Holdings, Ltd.	129,200	5,562,060
Reinsurance Group of America, Inc.	104,200	5,217,294

		20,945,532

MACHINERY-CONSTRUCTION & MINING — 0.9%
Terex Corp.†	181,400	4,072,430

MEDICAL PRODUCTS — 0.8%
Teleflex, Inc.	69,300	3,863,475

MEDICAL-GENERIC DRUGS — 1.0%
Par Pharmaceutical Cos., Inc.†	145,700	4,736,707

MEDICAL-HMO — 1.4%
AMERIGROUP Corp.†	103,800	4,331,574
Molina Healthcare, Inc.†	86,700	2,247,264

		6,578,838

MEDICAL-HOSPITALS — 1.0%
LifePoint Hospitals, Inc.†	137,396	4,660,472

METAL PROCESSORS & FABRICATION — 2.1%
Commercial Metals Co.	274,800	3,814,224
Mueller Industries, Inc.	207,000	6,085,800

		9,900,024

MULTIMEDIA — 0.9%
Meredith Corp.	125,100	4,247,145

NETWORKING PRODUCTS — 1.2%
Anixter International, Inc.	102,500	5,503,225

OIL & GAS DRILLING — 1.8%
Helmerich & Payne, Inc.	95,100	4,068,378
Rowan Cos., Inc.†	133,100	4,378,990

		8,447,368

OIL COMPANIES-EXPLORATION & PRODUCTION — 2.2%
Forest Oil Corp.†	174,500	5,362,385
Swift Energy Co.†	157,600	5,019,560

		10,381,945

OIL-FIELD SERVICES — 1.6%
Helix Energy Solutions Group, Inc.†	355,600	4,512,564
Oil States International, Inc.†	59,400	3,036,528

		7,549,092

PUBLISHING-NEWSPAPERS — 0.5%
Gannett Co., Inc.	202,400	2,398,440

REAL ESTATE INVESTMENT TRUSTS — 7.7%
BioMed Realty Trust, Inc.	142,800	2,620,380
Brandywine Realty Trust	443,600	5,309,892
BRE Properties, Inc.	62,300	2,674,539
Camden Property Trust	114,650	5,685,494
CBL & Associates Properties, Inc.	204,700	3,209,696
DiamondRock Hospitality Co.†	391,500	4,142,070
Entertainment Properties Trust	86,900	4,017,387
Sunstone Hotel Investors, Inc.†	396,831	4,305,616
Tanger Factory Outlet Centers	90,900	4,355,928

		36,321,002

REAL ESTATE MANAGEMENT/SERVICES — 1.4%
CB Richard Ellis Group, Inc., Class A†	213,500	3,917,725

Jones Lang LaSalle, Inc.	32,300	2,521,338

		6,439,063

REAL ESTATE OPERATIONS & DEVELOPMENT — 0.4%
Forest City Enterprises, Inc., Class A†	143,355	2,091,549

RENTAL AUTO/EQUIPMENT — 0.7%
Hertz Global Holdings, Inc.†	295,300	3,342,796

RETAIL-APPAREL/SHOE — 2.5%
AnnTaylor Stores Corp.†	263,800	6,146,540
Foot Locker, Inc.	357,800	5,699,754

		11,846,294

RETAIL-JEWELRY — 1.3%
Signet Jewelers, Ltd.†	175,000	6,156,500

RETAIL-OFFICE SUPPLIES — 0.8%
Office Depot, Inc.†	841,565	3,778,627

RUBBER-TIRES — 0.8%
Cooper Tire & Rubber Co.	185,600	3,639,616

SAVINGS & LOANS/THRIFTS — 2.7%
Astoria Financial Corp.	205,200	2,548,584
First Niagara Financial Group, Inc.	348,600	4,130,910
People’s United Financial, Inc.	176,200	2,169,022
Washington Federal, Inc.	279,800	4,205,394

		13,053,910

STEEL-PRODUCERS — 1.6%
Reliance Steel & Aluminum Co.	110,400	4,620,240
Steel Dynamics, Inc.	196,400	2,851,728

		7,471,968

TELECOM SERVICES — 0.6%
Amdocs, Ltd.†	95,500	2,929,940

TELEVISION — 0.6%
CBS Corp., Class B	182,300	3,086,339

TRANSPORT-MARINE — 1.4%
Teekay Corp.	207,900	6,611,220

TRANSPORT-TRUCK — 0.6%
Con-way, Inc.	91,600	3,023,716

WIRE & CABLE PRODUCTS — 1.0%
General Cable Corp.†	164,800	4,604,512

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $401,162,385)		451,768,451

Short-Term Investment Securities — 3.7%

TIME DEPOSIT — 3.7%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 11/01/10 (cost $17,609,000)	$17,609,000	17,609,000

TOTAL INVESTMENTS (cost $418,771,385)(1)	98.9%	469,377,451
Other assets less liabilities	1.1	5,006,075

NET ASSETS	100.0%	$474,383,526

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

ADR — American Depository Receipt
The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2010 (see Note 1):

			Level 3-Signifcant
	Level 1 - Unadjusted	Level 2- Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock:
Banks-Commercial	$27,678,754	$—	$—	$27,678,754
Electronic-Integrated	27,923,352	—	—	27,923,352
Real Estate Investments Trusts	36,321,002	—	—	36,321,002
Other Industries*	359,845,343	—	—	359,845,343
Short-Term Investment Securities:
Time Deposit	—	17,609,000	—	17,609,000

Total	$451,768,451	$17,609,000	$—	$469,377,451

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
INTERNATIONAL GROWTH AND INCOME PORTFOLIO
Portfolio of Investments — October 31, 2010
(unaudited)

	Shares/
Common Stock — 94.6%	Principal	Value
	Amount	(Note 1)

AUSTRALIA — 1.9%
Dexus Property Group	1,537,601	1,250,110
JB Hi-Fi, Ltd.	62,588	1,218,805
Myer Holdings, Ltd.	228,184	858,308
National Australia Bank, Ltd.	77,214	1,925,666
Qantas Airways, Ltd.†	700,326	1,948,252

		7,201,141

BELGIUM — 1.0%
Anheuser-Busch InBev NV	33,298	2,087,109
UCB SA	44,763	1,736,333

		3,823,442

BERMUDA — 0.3%
China WindPower Group, Ltd.†	11,650,000	1,202,387

BRAZIL — 1.1%
Petroleo Brasileiro SA ADR	117,600	4,012,512

CANADA — 7.3%
ATCO, Ltd., Class I	55,500	2,837,852
BCE, Inc.	147,312	4,941,213
Brookfield Properties Corp.	143,399	2,477,390
National Bank of Canada	77,974	5,132,263
Nexen, Inc.	189,492	4,031,745
Royal Bank of Canada	49,713	2,651,132
Teck Resources, Ltd.	113,100	5,056,731

		27,128,326

CAYMAN ISLANDS — 1.7%
Longtop Financial Technologies, Ltd. ADR†	34,768	1,263,469
PCD Stores, Ltd.	9,468,000	3,053,701
Soho China, Ltd.	2,585,500	2,198,155

		6,515,325

CHINA — 0.8%
China Construction Bank Corp.	3,066,000	2,923,108
Xinjiang Goldwind Science & Technology Co., Ltd.†	40,800	105,800

		3,028,908

CZECH REPUBLIC — 0.9%
CEZ AS	73,568	3,259,250

DENMARK — 2.0%
Danske Bank A/S†	194,444	5,171,287
Pandora A/S†	44,050	2,137,511

		7,308,798

FINLAND — 1.2%
Fortum Oyj	57,460	1,629,047
Nokia Oyj	255,293	2,757,258

		4,386,305

FRANCE — 10.7%
AXA SA	295,780	5,384,599
BNP Paribas	100,977	7,385,366
Christian Dior SA	10,131	1,465,729
Edenred†	154,929	3,245,234
GDF Suez	61,922	2,471,730
PPR	11,254	1,845,139
Sanofi-Aventis SA	68,758	4,802,095
Societe Generale	35,732	2,139,711
Technip SA	14,190	1,192,681
Total SA	92,999	5,053,829
Vinci SA	60,318	3,222,024
Vivendi SA	63,803	1,819,977

		40,028,114

GERMANY — 6.0%
Allianz SE	43,473	5,447,935
BASF SE	42,428	3,087,202
Deutsche Post AG	154,683	2,884,857
HeidelbergCement AG	52,920	2,768,288
Kabel Deutschland Holding AG†	71,489	3,219,270
Kloeckner & Co., SE†	90,009	1,991,865
Lanxess AG	40,845	2,842,404

		22,241,821

GREECE — 0.2%
National Bank of Greece SA†	72,163	790,435

HONG KONG — 1.4%
China Mobile, Ltd.	205,000	2,088,018
Guangdong Investment, Ltd.	6,026,000	3,024,176

		5,112,194

IRELAND — 2.4%
Governor & Co. of the Bank of Ireland†	1,782,695	1,329,899
Governor & Co. of the Bank of Ireland ADR	52,773	162,541
Irish Life & Permanent Group Holdings PLC†	220,000	465,418
Kerry Group PLC	122,556	4,494,610
WPP PLC	229,247	2,666,846

		9,119,314

ITALY — 2.3%
Fiat SpA	149,623	2,532,263
Mediaset SpA	561,446	4,141,529
Prysmian SpA	100,508	1,948,626

		8,622,418

JAPAN — 18.1%
Aisin Seiki Co., Ltd.	116,400	3,655,310
Astellas Pharma, Inc.	95,500	3,553,212
Canon, Inc.	97,200	4,493,401
Fujitsu, Ltd.	479,000	3,273,891
Japan Retail Fund Investment Corp.	2,181	3,406,881
Japan Tobacco, Inc.	1,081	3,362,424
Miraca Holdings, Inc.	120,700	4,343,820
Mitsubishi Electric Corp.	396,000	3,715,422
Mitsubishi UFJ Financial Group, Inc.	353,200	1,645,955
Mitsui & Co., Ltd.	316,400	4,973,854
Mizuho Financial Group, Inc.	1,301,500	1,892,326
Nippon Telegraph and Telephone Corp.	94,800	4,305,878
Nissan Motor Co., Ltd.	770,000	6,793,836
Nitto Denko Corp.	57,400	2,147,061
ORIX Corp.	35,900	3,274,587
Sumitomo Mitsui Financial Group, Inc.	150,800	4,520,065
Tokyo Gas Co., Ltd.	583,000	2,745,831
Toyo Suisan Kaisha, Ltd.	186,000	3,989,512
Toyoda Gosei Co., Ltd.	64,900	1,398,491

		67,491,757

JERSEY — 0.4%
United Business Media, Ltd.	126,600	1,334,803

MEXICO — 0.1%
Grupo Comercial Chedraui SA de CV†	173,533	561,439

NETHERLANDS — 1.9%
ING Groep NV†	537,600	5,738,937
TNT NV	48,595	1,291,820

		7,030,757

NORWAY — 0.7%
Statoil ASA	122,377	2,672,543

SINGAPORE — 2.4%
ComfortDelgro Corp., Ltd.	1,981,000	2,265,224
Singapore Airlines, Ltd.	285,200	3,468,321
Venture Corp., Ltd.	469,000	3,282,964

		9,016,509

SOUTH KOREA — 1.0%
LG Corp.	26,081	1,865,826
LS Corp.	17,328	1,755,514

		3,621,340

SPAIN — 1.9%
Banco Santander SA	556,322	7,147,462

SWEDEN — 0.8%
Tele2 AB, Class B	134,638	2,962,997

SWITZERLAND — 6.4%
ACE, Ltd.	65,906	3,916,135
Credit Suisse Group AG	41,199	1,701,884
Novartis AG	163,832	9,498,110
Roche Holding AG	10,074	1,479,288
Syngenta AG	9,741	2,694,477
Zurich Financial Services AG	19,314	4,728,157

		24,018,051

TAIWAN — 1.1%
Altek Corp.	1,037,538	1,487,449
Compal Electronics, Inc.	2,083,308	2,653,332

		4,140,781

UNITED KINGDOM — 18.6%
Barclays PLC	1,169,516	5,145,936
BP PLC	881,477	6,014,150
Britvic PLC	306,295	2,367,581
Cairn Energy PLC†	459,975	2,844,243
Carillion PLC	533,654	2,942,403
Centrica PLC	560,563	2,983,882
HSBC Holdings PLC	936,310	9,738,429
Persimmon PLC	290,322	1,586,324
Prudential PLC	389,489	3,934,938
Reckitt Benckiser Group PLC	56,421	3,156,082
Rio Tinto PLC	72,629	4,696,982
Royal Dutch Shell PLC, Class B	320,998	10,279,314
Smiths Group PLC	92,294	1,762,818
Travis Perkins PLC	78,701	1,044,793
TUI Travel PLC	718,581	2,430,645
Vodafone Group PLC	1,859,535	5,060,898
Xstrata PLC	189,249	3,667,728

		69,657,146

TOTAL COMMON STOCK (cost $311,364,959)		353,436,275

Preferred Stock — 2.8%

BRAZIL — 0.9%
Banco Bradesco SA ADR	153,126	3,185,021

GERMANY — 1.9%
Henkel AG & Co. KGaA	45,239	2,668,399
Porsche Automobil Holding SE	23,909	1,225,076
Volkswagen AG	22,180	3,333,974

		7,227,449

TOTAL PREFERRED STOCK (cost $9,218,648)		10,412,470

Rights — 0.0%

SPAIN — 0.0%
Banco Santander SA†
TOTAL RIGHTS (cost $93,109)	556,296	92,136

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $320,676,716)		363,940,881

Repurchase Agreement — 1.9%

Agreement with Banc of America Securities LLC, bearing interest at 0.20% dated 10/29/10 to be repurchased 11/01/10 in the amount of $6,998,117 and collateralized by $6,880,000 of United States Treasury Notes, bearing interest at 1.75% due 03/31/14 and having an approximate value of $7,141,440 (cost $6,998,000)

TOTAL REPURCHASE AGREEMENTS	$6,998,000	6,998,000

TOTAL INVESTMENTS — (cost $327,674,716) (1)	99.3%	370,938,881
Other assets less liabilities	0.7	2,617,282

NET ASSETS —	100.0%	$373,556,163

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

ADR	— American Depository Receipt
Open Forward Foreign Currency Contracts

					Delivery	Unrealized	Unrealized
Counterparty	Contract to Deliver		In Exchange For		Date	Appreciation	Depreciation

Bank of America N.A.	CHF	880,000	USD	904,642	11/22/2010	$10,234	$—
	GBP	1,108,600	USD	1,755,634	11/22/2010	—	(20,473)
	USD	1,044,434	AUD	1,083,000	11/22/2010	13,888	—
	USD	5,942,805	CAD	6,084,600	11/22/2010	20,209	—
	USD	874,372	EUR	638,200	11/22/2010	13,666	—
	USD	150,123	NOK	876,600	11/22/2010	—	(600)
	USD	1,708,364	SEK	11,477,300	11/22/2010	8,857	—

						66,854	(21,073)

Barclays Bank PLC	AUD	1,721,400	USD	1,658,414	11/22/2010	—	(23,762)
	EUR	524,800	USD	719,480	11/22/2010	—	(10,765)
	GBP	1,044,700	USD	1,655,703	11/22/2010	—	(18,029)
	HKD	16,818,600	USD	2,168,742	11/22/2010	—	(1,335)
	JPY	39,957,400	USD	479,387	11/22/2010	—	(17,240)
	USD	487,692	CHF	474,100	11/22/2010	—	(5,829)
	USD	3,166,047	EUR	2,279,700	11/22/2010	6,094	—
	USD	700,777	SEK	4,706,700	11/22/2010	3,434	—

						9,528	(76,960)

Citibank N.A.	CHF	1,341,300	USD	1,380,002	11/22/2010	16,740	—
	DKK	20,279,100	USD	3,779,328	11/22/2010	—	(4,698)
	EUR	3,681,600	USD	5,100,120	11/22/2010	—	(22,728)
	HKD	10,161,300	USD	1,310,371	11/22/2010	—	(725)
	SGD	3,609,700	USD	2,761,779	11/22/2010	—	(27,185)
	USD	885,088	CAD	906,100	11/22/2010	2,906	—
	USD	4,037,943	GBP	2,548,000	11/22/2010	44,253	—
	USD	2,416,057	NOK	14,111,100	11/22/2010	—	(9,104)

						63,899	(64,440)

Credit Suisse London Branch	CHF	1,827,700	USD	1,879,808	11/22/2010	22,182	—
	EUR	7,649,300	USD	10,477,782	11/22/2010	—	(166,016)
	GBP	2,582,700	USD	4,092,805	11/22/2010	—	(44,984)
	NOK	13,328,600	USD	2,282,334	11/22/2010	8,853	—
	USD	1,955,029	CAD	2,001,000	11/22/2010	5,986	—
	USD	2,223,784	JPY	185,381,300	11/22/2010	80,307	—
	USD	5,353,399	SEK	35,954,500	11/22/2010	26,072	—

						143,400	(211,000)

Deutsche Bank AG London	AUD	1,982,800	USD	1,906,462	11/22/2010	—	(31,157)
	USD	2,568,307	AUD	2,666,100	11/22/2010	37,042	—
	USD	1,750,852	CAD	1,792,400	11/22/2010	5,731	—
	USD	1,729,983	CHF	1,678,500	11/22/2010	—	(23,999)
	USD	2,190,657	EUR	1,597,900	11/22/2010	32,778	—
	USD	1,488,864	SEK	10,000,700	11/22/2010	7,429	—

						82,980	(55,156)

Goldman Sachs International	EUR	273,200	USD	374,117	11/22/2010	—	(6,033)
	GBP	209,600	USD	332,184	11/22/2010	—	(3,620)
	JPY	254,200,600	USD	3,049,650	11/22/2010	—	(109,791)
	NOK	14,965,900	USD	2,560,462	11/22/2010	7,704	—
	USD	1,498,880	AUD	1,555,500	11/22/2010	21,176	—
	USD	968,991	SEK	6,509,000	11/22/2010	4,879	—

						33,759	(119,444)

HSBC Bank USA	EUR	122,500	USD	167,916	11/22/2010	—	(2,540)
	HKD	7,214,200	USD	930,342	11/22/2010	—	(495)
	USD	1,626,636	AUD	1,688,100	11/22/2010	22,998	—
	USD	3,049,462	CHF	2,964,900	11/22/2010	—	(36,015)
	USD	2,560,335	GBP	1,615,700	11/22/2010	28,206	—
	USD	2,564,949	NOK	14,979,300	11/22/2010	—	(9,905)
	USD	521,085	NZD	692,500	11/22/2010	5,992	—

						57,196	(48,955)

JPMorgan Chase Bank	CHF	2,254,700	USD	2,332,926	11/22/2010	41,308	—
	EUR	3,982,500	USD	5,448,319	11/22/2010	—	(93,224)
	HKD	7,468,600	USD	963,137	11/22/2010	—	(524)
	SEK	21,367,800	USD	3,182,289	11/22/2010	—	(14,736)
	SGD	262,100	USD	200,543	11/22/2010	—	(1,963)
	USD	3,606,270	AUD	3,742,400	11/22/2010	50,855	—
	USD	142,269	CAD	145,600	11/22/2010	422	—
	USD	536,269	EUR	391,200	11/22/2010	8,076	—
	USD	374,987	GBP	236,600	11/22/2010	4,074	—
	USD	1,333,475	JPY	111,125,100	11/22/2010	47,691	—
	USD	1,742,075	NOK	10,171,800	11/22/2010	—	(7,054)

						152,426	(117,501)

Royal Bank of Scotland PLC	CAD	4,407,100	USD	4,304,691	11/22/2010	—	(14,343)
	GBP	672,800	USD	1,066,146	11/22/2010	—	(11,759)
	USD	7,746,643	AUD	8,050,300	11/22/2010	120,222	—
	USD	2,726,964	CHF	2,649,600	11/22/2010	—	(33,980)
	USD	658,735	EUR	480,800	11/22/2010	10,285	—
	USD	217,302	JPY	18,108,900	11/22/2010	7,772	—

						138,279	(60,082)

State Street Bank And Trust Company	CAD	2,063,800	USD	2,018,036	11/22/2010	—	(4,524)
	NOK	5,490,100	USD	940,118	11/22/2010	3,663	—
	USD	3,583,766	EUR	2,616,300	11/22/2010	56,746	—
	USD	985,233	SEK	6,618,300	11/22/2010	4,990	—

						65,399	(4,524)

UBS AG	EUR	3,651,500	USD	5,005,330	11/22/2010	—	(75,635)
	GBP	776,000	USD	1,229,789	11/22/2010	—	(13,454)
	NOK	3,381,900	USD	578,894	11/22/2010	2,038	—
	USD	1,534,899	AUD	1,592,500	11/22/2010	21,314	—
	USD	1,383,177	CAD	1,416,000	11/22/2010	4,528	—
	USD	2,581,538	CHF	2,509,900	11/22/2010	—	(30,541)

						27,880	(119,630)

Westpac Banking Corp.	GBP	1,217,200	USD	1,929,104	11/22/2010	—	(20,994)
	JPY	28,109,900	USD	337,259	11/22/2010	—	(12,116)
	USD	3,529,064	AUD	3,664,200	11/22/2010	51,643	—
	USD	1,642,097	CAD	1,680,900	11/22/2010	5,214	—
	USD	7,076,710	EUR	5,164,200	11/22/2010	109,130	—

						165,987	(33,110)

Net Unrealized Appreciation/(Depreciation)						$1,007,587	$(931,875)

AUD	—	Australian Dollar

CAD	—	Canada Dollar

CHF	—	Swiss Franc

DKK	—	Danish Krone

EUR	—	Euro Dollar

GBP	—	British Pound

HKD	—	Hong Kong Dollar

JPY	—	Japanese Yen

NOK	—	Norwegian Krone

NZD	—	New Zealand Dollar

SEK	—	Swedish Krona

SGD	—	Singapore Dollar

USD	—	United States Dollar

Industry Allocation*
Banks-Commercial	9.9%
Oil Companies-Integrated	7.4
Diversified Banking Institutions	7.5
Medical-Drugs	6.8
Insurance-Multi-line	6.7
Auto-Cars/Light Trucks	3.7
Diversified Minerals	2.3
Chemicals-Diversified	2.2
Telecom Services	2.1
Cellular Telecom	2.0
Repurchase Agreements	1.9
Electric-Integrated	1.8
Oil Companies-Exploration & Production	1.9
Transport-Services	1.8
Soap & Cleaning Preparation	1.5
Gas-Distribution	1.5
Airlines	1.4
Auto/Truck Parts & Equipment-Original	1.4
Import/Export	1.3
Diversified Operations	1.3
Metal-Diversified	1.3
Real Estate Operations & Development	1.3
Real Estate Investment Trusts	1.3
Food-Misc.	1.2
Office Automation & Equipment	1.2
Multimedia	1.2
Telephone-Integrated	1.2
Television	1.1
Fisheries	1.1
Insurance-Life/Health	1.0
Electric Products-Misc.	1.0
Wire & Cable Products	1.0
Tobacco	0.9
Electronic Components-Misc.	0.9
Finance-Leasing Companies	0.9
Computers-Integrated Systems	0.9
Electric-Generation	0.9
Commercial Services	0.9
Building-Heavy Construction	0.9
Cable/Satellite TV	0.9
Retail-Regional Department Stores	0.8
Building & Construction-Misc.	0.8
Building Products-Cement	0.7
Wireless Equipment	0.8
Retail-Major Department Stores	0.7
Agricultural Chemicals	0.7
Computers	0.7
Travel Services	0.6
Beverages-Non-alcoholic	0.6
Retail-Jewelry	0.6
Brewery	0.5
Metal Products-Distribution	0.5
Diversified Manufacturing Operations	0.5
Building-Residential/Commercial	0.4
Photo Equipment & Supplies	0.4
Apparel Manufacturers	0.4
Publishing-Periodicals	0.4
Transactional Software	0.3
Retail-Consumer Electronics	0.3
Energy-Alternate Sources	0.3
Oil-Field Services	0.3
Building Products-Wood	0.3
Retail-Hypermarkets	0.1
Diversified Financial Services	0.1

99.3%

*	Calculated as a percentage of net assets
The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2010 (see Note 1):

			Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock:
Canada	$27,128,326	$—	$—	$27,128,326
France	40,028,114	—	—	40,028,114
Germany	22,241,821	—	—	22,241,821
Japan	67,491,757	—	—	67,491,757
Switzerland	24,018,051	—	—	24,018,051
United Kingdom	69,657,146	—	—	69,657,146
Other Countries*	102,871,060	—	—	102,871,060
Preferred Stock	10,412,470	—	—	10,412,470
Rights	92,136	—	—	92,136
Repurchase Agreement	—	6,998,000	—	6,998,000
Other Financial Instruments:@
Forward Foreign Currency Contracts — Appreciation	—	1,007,587	—	1,007,587

Total	$363,940,881	$8,005,587	$—	$371,946,468

Liabilities:
Other Financial Instruments:@
Forward Foreign Currency Contracts — Depreciation	$—	$931,875	$—	$931,875

*	Sum of all other countries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by country, please refer to Portfolio of Investments.

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

SUNAMERICA SERIES TRUST
GLOBAL EQUITIES PORTFOLIO
Portfolio of Investments — October 31, 2010
(unaudited)

	Shares/
Common Stock — 97.1%	Principal	Value
	Amount	(Note 1)

AUSTRALIA — 1.9%
BHP Billiton, Ltd.	21,895	899,069
Flight Centre, Ltd.	15,605	348,824
Iluka Resources, Ltd.†	41,645	274,539
Macquarie Group, Ltd.	10,773	382,007
Seek, Ltd.	35,929	254,454

		2,158,893

BELGIUM — 0.4%
Bekaert NV	911	277,613
KBC Groep NV†	5,030	218,809

		496,422

BERMUDA — 1.1%
Aspen Insurance Holdings, Ltd.	3,850	109,225
Assured Guaranty, Ltd.	14,862	283,121
Axis Capital Holdings, Ltd.	7,040	239,430
Orient Overseas International, Ltd.	36,500	320,207
PartnerRe, Ltd.	3,379	268,022

		1,220,005

CANADA — 3.2%
BCE, Inc.	8,074	270,822
First Quantum Minerals, Ltd.	4,244	371,636
Imax Corp.†	13,520	292,708
Loblaw Cos., Ltd.	6,205	265,138
Lundin Mining Corp.†	49,328	312,441
Niko Resources, Ltd.	2,512	239,649
Quadra FNX Mining, Ltd.†	17,537	247,605
Research In Motion, Ltd.†	5,800	329,893
SEMAFO, Inc.†	25,552	306,654
Talisman Energy, Inc.	19,032	345,036
Teck Resources, Ltd.	6,786	303,404
TELUS Corp.	5,610	248,624
TELUS Corp. (Non Voting Shares)	1,430	60,487

		3,594,097

CAYMAN ISLANDS — 0.8%
Baidu, Inc. ADR†	2,603	286,356
Herbalife, Ltd.	4,740	302,696
The United Laboratories International Holdings, Ltd.	144,000	273,463

		862,515

CHINA — 1.4%
China Construction Bank Corp.	408,000	388,985
China Merchants Bank Co., Ltd.	148,658	420,011
Guangzhou R&F Properties Co., Ltd.	160,000	227,886
Weichai Power Co., Ltd.	19,000	248,308
Yanzhou Coal Mining Co., Ltd.	102,000	293,450

		1,578,640

DENMARK — 0.6%
Carlsberg A/S	3,576	391,097
D/S Norden	7,140	277,173

		668,270

FINLAND — 0.3%
Metso Oyj	7,661	363,274

FRANCE — 4.8%
AXA SA	21,104	384,193
BNP Paribas	8,486	620,659
France Telecom SA	14,496	348,331
Pernod-Ricard SA	4,104	363,908
PPR	2,697	442,184
Rhodia SA	15,562	432,534
Sanofi-Aventis SA	11,292	788,639
Schneider Electric SA	2,708	384,438
Societe Generale	7,638	457,380
Technip SA	3,371	283,335
Total SA	12,695	689,882
Valeo SA†	4,020	216,080

		5,411,563

GERMANY — 3.4%
BASF SE	5,335	388,192
Bayer AG	5,923	442,024
Bayerische Motoren Werke AG	4,454	319,315
Continental AG†	3,230	280,610
Deutsche Post AG	15,161	282,754
Deutsche Telekom AG	21,375	309,695
E.ON AG	9,884	309,522
Lanxess AG	5,149	358,319
Linde AG	2,283	328,710
Siemens AG	4,085	466,666
Symrise AG	10,700	325,024

		3,810,831

HONG KONG — 1.3%
Cathay Pacific Airways, Ltd.	106,000	285,128
CNOOC, Ltd.	155,000	320,349
Hang Lung Properties, Ltd.	70,000	341,364
Sun Hung Kai Properties, Ltd.	16,000	273,092
Wharf Holdings, Ltd.	40,000	262,667

		1,482,600

INDIA — 0.8%
ICICI Bank, Ltd. ADR	5,488	288,559
Tata Motors, Ltd. ADR	10,095	283,872
Yes Bank, Ltd.	39,062	313,463

		885,894

INDONESIA — 0.3%
Bank Rakyat Indonesia Persero Tbk PT	250,500	319,519

IRELAND — 1.1%
Covidien PLC	7,257	289,336
Petrofac, Ltd.	12,470	292,327
Shire PLC	12,141	286,170
WPP PLC	29,993	348,911

		1,216,744

ISRAEL — 0.3%
Teva Pharmaceutical Industries, Ltd. ADR	5,844	303,304

ITALY — 0.6%
Intesa Sanpaolo SpA	97,263	342,149
Telecom Italia SpA RSP	255,893	313,414

		655,563

JAPAN — 6.6%
Aisin Seiki Co., Ltd.	9,800	307,749
Asahi Glass Co., Ltd.	32,000	307,394
Honda Motor Co., Ltd.	16,300	594,919
Isuzu Motors, Ltd.	85,000	327,451
ITOCHU Corp.	37,300	327,250
JX Holdings, Inc.	63,100	370,900
Komatsu, Ltd.	16,300	399,448
Kubota Corp.	37,000	329,216
Marubeni Corp.	70,000	440,164

Mitsubishi Corp.	18,400	442,451
Mitsubishi Electric Corp.	41,000	384,677
Mitsui & Co., Ltd.	19,900	312,831
Murata Manufacturing Co., Ltd.	6,500	365,509
Nippon Telegraph and Telephone Corp.	9,800	445,122
Nissan Motor Co., Ltd.	49,500	436,747
ORIX Corp.	4,530	413,200
SMC Corp.	1,900	290,419
Sumitomo Corp.	21,700	275,059
Sumitomo Electric Industries, Ltd.	33,300	424,992
Yamada Denki Co., Ltd.	3,760	244,374

		7,439,872

LIBERIA — 0.3%
Royal Caribbean Cruises, Ltd.†	8,967	354,555

LUXEMBOURG — 0.3%
Acergy SA	16,621	335,735

MEXICO — 0.2%
Banco Compartamos SA de CV	32,491	228,921

NETHERLANDS — 1.9%
Aegon NV†	36,610	232,044
AerCap Holdings NV†	19,787	255,450
ASML Holding NV	8,897	293,597
ING Groep NV†	41,919	447,490
Koninklijke KPN NV	20,666	345,155
Koninklijke Philips Electronics NV	10,328	312,358
Nutreco Holding NV	4,118	299,639

		2,185,733

NORWAY — 0.2%
Telenor ASA	17,242	278,063

SINGAPORE — 0.7%
Genting Singapore PLC†	158,000	264,900
Singapore Airlines, Ltd.	26,000	317,794
Yangzijiang Shipbuilding Holdings, Ltd.	180,000	260,063

		842,757

SOUTH KOREA — 0.3%
Hyundai Motor Co.	2,149	324,666

SPAIN — 1.4%
Banco Santander SA	32,624	419,144
Inditex SA	3,796	317,049
Telefonica SA	28,733	775,817

		1,512,010

SWEDEN — 0.9%
Atlas Copco AB, Class A	18,566	388,016
Tele2 AB, Class B	11,556	254,315
Volvo AB, Class B†	24,786	335,630

		977,961

SWITZERLAND — 4.5%
ACE, Ltd.	5,681	337,565
Cie Financiere Richemont SA	7,307	364,441
Credit Suisse Group AG	14,230	587,825
GAM Holding AG†	14,300	225,969
Nestle SA	21,107	1,156,107
Novartis AG	17,816	1,032,877
The Swatch Group AG, Class B	724	276,710
UBS AG†	35,718	604,707
Zurich Financial Services AG	1,857	454,602

		5,040,803

TAIWAN — 0.5%
Hon Hai Precision Industry Co., Ltd. GDR	34,496	263,894
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	27,957	305,011

		568,905

UNITED KINGDOM — 12.3%
Aggreko PLC	8,696	219,461
ARM Holdings PLC	49,505	288,186
Ashmore Group PLC	43,020	263,807
AstraZeneca PLC	6,903	346,155
Aviva PLC	51,095	325,933
Barclays PLC	130,595	574,625
BG Group PLC	25,379	494,296
BP PLC	66,696	455,054
British American Tobacco PLC	11,220	427,885
Britvic PLC	5,591	43,217
Burberry Group PLC	21,793	355,835
Cairn Energy PLC†	36,962	228,554
Centrica PLC	61,950	329,760
Cookson Group PLC†	37,458	309,107
EnQuest PLC†	134,373	278,184
GKN PLC	109,059	309,833
GlaxoSmithKline PLC	20,498	401,037
IMI PLC	18,687	236,401
Inchcape PLC†	68,306	381,653
Informa PLC	44,092	308,038
Intercontinental Hotels Group PLC	15,450	298,809
International Personal Finance PLC	48,490	241,641
International Power PLC	55,040	368,031
J Sainsbury PLC	45,561	284,207
Lloyds Banking Group PLC†	337,687	373,030
Petropavlovsk PLC	19,581	303,873
Prudential PLC	30,801	311,177
Renishaw PLC	4,325	80,182
Rio Tinto PLC	14,357	928,480
Royal Dutch Shell PLC, Class A	33,887	1,099,155
Standard Chartered PLC	21,698	627,733
The Weir Group PLC	11,965	298,702
Travis Perkins PLC	21,231	281,852
Vodafone Group PLC	408,286	1,111,188
Xstrata PLC	33,939	657,753

		13,842,834

UNITED STATES — 44.7%
Abbott Laboratories	8,147	418,104
Actuant Corp., Class A	11,010	247,395
Aflac, Inc.	6,752	377,369
Altria Group, Inc.	19,135	486,412
American Express Co.	11,807	489,518
American Financial Group, Inc.	6,340	193,877
Ameriprise Financial, Inc.	6,632	342,808
AmerisourceBergen Corp.	10,123	332,237
Anadarko Petroleum Corp.	6,963	428,712
Analog Devices, Inc.	12,668	426,532
AOL, Inc.†	14,046	374,747
Apple, Inc.†	5,058	1,521,800
Assurant, Inc.	5,552	219,526
AT&T, Inc.	20,326	579,291
Atlas Air Worldwide Holdings, Inc.†	4,525	236,477
Autoliv, Inc.	4,989	355,716
Bank of America Corp.	38,813	444,021

Baxter International, Inc.	9,283	472,505
BE Aerospace, Inc.†	11,739	431,526
Cameron International Corp.†	6,355	278,031
Capital One Financial Corp.	7,596	283,103
Casey’s General Stores, Inc.	6,610	274,051
CBS Corp., Class B	15,288	258,826
CenturyLink, Inc.	7,169	296,653
Cephalon, Inc.†	4,186	278,118
Chevron Corp.	13,682	1,130,270
Cimarex Energy Co.	4,098	314,522
Cisco Systems, Inc.†	53,994	1,232,683
Citigroup, Inc.†	282,874	1,179,585
Coca-Cola Enterprises, Inc.	12,346	296,427
Cognizant Technology Solutions Corp., Class A†	5,092	331,948
Comcast Corp., Class A	18,539	381,533
Concho Resources, Inc.†	3,401	233,547
ConocoPhillips	5,965	354,321
Corning, Inc.	17,457	319,114
CSX Corp.	6,427	394,939
Cummins, Inc.	3,351	295,223
Danaher Corp.	8,636	374,457
Deere & Co.	3,670	281,856
El Paso Corp.	27,102	359,373
EMC Corp.†	15,932	334,731
Emerson Electric Co.	6,383	350,427
Endo Pharmaceuticals Holdings, Inc.†	9,430	346,458
F5 Networks, Inc.†	2,663	313,435
Family Dollar Stores, Inc.	5,910	272,865
Ford Motor Co.†	20,740	293,056
Forest Laboratories, Inc.†	10,318	341,010
Fossil, Inc.†	5,450	321,496
Freeport-McMoRan Copper & Gold, Inc.	2,931	277,507
GameStop Corp., Class A†	12,017	236,254
Gardner Denver, Inc.	4,991	288,580
Gilead Sciences, Inc.†	7,399	293,518
Goodrich Corp.	4,393	360,534
Google, Inc., Class A†	1,519	931,132
Guess?, Inc.	8,475	329,847
Halliburton Co.	9,317	296,840
Hartford Financial Services Group, Inc.	14,091	337,902
Hess Corp.	5,992	377,676
Hewlett-Packard Co.	23,105	971,796
Humana, Inc.†	5,792	337,616
Intel Corp.	29,532	592,707
International Business Machines Corp.	5,918	849,825
Kansas City Southern†	6,740	295,347
Lam Research Corp.†	7,046	322,636
Las Vegas Sands Corp.†	8,708	399,523
Lexmark International, Inc., Class A†	4,739	180,224
Limited Brands, Inc.	9,770	287,140
Lubrizol Corp.	1,890	193,706
Macy’s, Inc.	12,607	298,029
Marathon Oil Corp.	8,907	316,822
Mead Johnson Nutrition Co.	5,527	325,098
Merck & Co., Inc.	22,318	809,697
MF Global Holdings, Ltd.†	35,098	274,817
Microsoft Corp.	34,241	912,180
Motorola, Inc.†	28,610	233,172
Mylan, Inc.†	19,783	401,991
National Oilwell Varco, Inc.	4,714	253,425
NetApp, Inc.†	5,588	297,561
Newell Rubbermaid, Inc.	17,382	306,792
Newfield Exploration Co.†	3,744	223,217
Newmont Mining Corp.	8,391	510,760
News Corp., Class B	23,157	372,365
NII Holdings, Inc.†	5,743	240,115
Norfolk Southern Corp.	6,088	374,351
Northrop Grumman Corp.	4,660	294,559
Occidental Petroleum Corp.	4,555	358,160
Parker Hannifin Corp.	3,706	283,694
Pfizer, Inc.	56,857	989,312
Philip Morris International, Inc.	6,422	375,687
Pier 1 Imports, Inc.†	34,584	300,189
Pioneer Natural Resources Co.	3,996	278,921
PNC Financial Services Group, Inc.	7,724	416,324
Progress Energy, Inc.	6,588	296,460
Prudential Financial, Inc.	8,218	432,102
QEP Resources, Inc.	8,414	277,914
QUALCOMM, Inc.	10,872	490,653
Red Hat, Inc.†	6,094	257,532
Reynolds American, Inc.	6,116	396,928
Rowan Cos., Inc.†	10,027	329,888
RPC, Inc.	9,821	216,160
SanDisk Corp.†	7,401	278,130
Sotheby’s	7,324	321,084
Starwood Hotels & Resorts Worldwide, Inc.	6,103	330,416
State Street Corp.	6,932	289,480
The Cooper Cos., Inc.	7,893	389,441
The Dow Chemical Co.	11,791	363,517
The Goldman Sachs Group, Inc.	3,774	607,425
The Interpublic Group of Cos., Inc.†	26,840	277,794
The J.M. Smucker Co.	4,372	281,032
The Travelers Cos., Inc.	5,050	278,760
TIBCO Software, Inc.†	15,449	296,930
Tiffany & Co.	7,110	376,830
Time Warner Cable, Inc.	4,004	231,711
Time Warner, Inc.	9,616	312,616
United Technologies Corp.	5,335	398,898
Unum Group	9,850	220,837
US Bancorp	17,619	426,027
Veeco Instruments, Inc.†	7,500	313,875
VF Corp.	4,392	365,590
Viacom, Inc., Class B	8,907	343,721
Watson Pharmaceuticals, Inc.†	6,474	302,012
WellPoint, Inc.†	6,913	375,652
Wells Fargo & Co.	42,729	1,114,372
Whiting Petroleum Corp.†	3,246	326,028
Williams-Sonoma, Inc.	10,907	353,060
Xerox Corp.	35,540	415,818
Zimmer Holdings, Inc.†	4,553	215,994

		50,212,866

TOTAL COMMON STOCK (cost $91,356,922)		109,173,815

Preferred Stock — 0.8%

BRAZIL — 0.3%
Companhia de Bebidas das Americas ADR	2,574	358,404

GERMANY — 0.5%
Volkswagen AG	3,685	553,908

TOTAL PREFERRED STOCK (cost $671,685)		912,312

Rights — 0.0%

UNITED KINGDOM — 0.0%
Standard Chartered PLC†	2,712	22,836

SPAIN — 0.0%
Banco Santander SA†	32,604	5,400

TOTAL RIGHTS (cost $168,783)		28,236

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $92,197,390)		110,114,363

Repurchase Agreement — 1.6%

Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 10/29/10, to be repurchased 11/01/10 in the amount of $1,794,002 and collateralized by $1,805,000 of United States Treasury Notes, bearing interest at 0.50% due 04/30/12 and having approximate value of $1,831,895 (cost $1,794,000)

TOTAL REPURCHASE AGREEMENTS	$1,794,000	1,794,000

TOTAL INVESTMENTS — (cost $93,991,390) (1)	99.5%	111,908,363
Other assets less liabilities	0.5	507,121

NET ASSETS —	100.0%	$112,415,484

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

ADR	— American Depository Receipt

GDR	— Global Depository Receipt

RSP	— Risparmio Savings Shares

Industry Allocation*
Medical-Drugs	5.5%
Diversified Banking Institutions	4.5
Oil Companies-Integrated	4.3
Banks-Commercial	3.6
Oil Companies-Exploration & Production	3.3
Auto-Cars/Light Trucks	3.1
Telephone-Integrated	3.1
Computers	2.6
Insurance-Multi-line	2.3
Diversified Minerals	2.3
Banks-Super Regional	2.1
Diversified Manufacturing Operations	1.7
Chemicals-Diversified	1.6
Import/Export	1.6
Repurchase Agreements	1.6
Tobacco	1.5
Multimedia	1.5
Insurance-Life/Health	1.5
Auto/Truck Parts & Equipment-Original	1.5
Food-Misc.	1.3
Oil-Field Services	1.4
Medical Products	1.2
Cellular Telecom	1.2
Web Portals/ISP	1.1
Networking Products	1.1
Aerospace/Defense-Equipment	1.1
Computer Services	1.1
Applications Software	1.0
Gold Mining	1.1
Telecom Services	0.9
Transport-Rail	1.0
Retail-Jewelry	0.9
Medical-Generic Drugs	1.0
Electric-Integrated	0.9
Electronic Components-Misc.	0.8
Retail-Apparel/Shoe	0.9
Semiconductor Equipment	0.8
Metal-Diversified	0.8
Computers-Memory Devices	0.8
Metal-Copper	0.7
Electronic Components-Semiconductors	0.8
Real Estate Operations & Development	0.7
Investment Management/Advisor Services	0.7
Machinery-Construction & Mining	0.7
Brewery	0.7
Electric Products-Misc.	0.6
Semiconductor Components-Integrated Circuits	0.7
Wireless Equipment	0.6
Apparel Manufacturers	0.6
Medical-HMO	0.6
Distribution/Wholesale	0.6
Casino Hotels	0.6
Finance-Investment Banker/Broker	0.5
Machinery-General Industrial	0.6
Hotels/Motels	0.6
Vitamins & Nutrition Products	0.6
Chemicals-Specialty	0.6
Insurance-Reinsurance	0.5
Cable/Satellite TV	0.5
Machinery-Farming	0.5
Internet Infrastructure Software	0.6
Airlines	0.6
Transport-Marine	0.5
Food-Retail	0.4
Internet Content-Information/News	0.5
Oil Field Machinery & Equipment	0.4
Finance-Credit Card	0.4
Retail-Major Department Stores	0.4
Office Automation & Equipment	0.4
Finance-Leasing Companies	0.4
Power Converter/Supply Equipment	0.3
Oil Refining & Marketing	0.3
Beverages-Wine/Spirits	0.3
Pipelines	0.3
Cruise Lines	0.3
Retail-Mail Order	0.3
Travel Services	0.3
Beverages-Non-alcoholic	0.3
Medical-Wholesale Drug Distribution	0.3
Oil & Gas Drilling	0.3
Gas-Distribution	0.3
Industrial Gases	0.3
Auction Houses/Art Dealers	0.3
Telecom Equipment-Fiber Optics	0.3
Building Products-Doors & Windows	0.3
Home Decoration Products	0.3
Retail-Home Furnishings	0.3
Machinery-Pumps	0.3
Retail-Regional Department Stores	0.3
Engines-Internal Combustion	0.3
Aerospace/Defense	0.3
Medical-Biomedical/Gene	0.3
Coal	0.3
Industrial Audio & Video Products	0.3
Machinery-Electrical	0.3
Banks-Fiduciary	0.3
Financial Guarantee Insurance	0.3
Transport-Services	0.3
Building Products-Wood	0.2
Food-Confectionery	0.2
Rubber-Tires	0.2
Insurance-Property/Casualty	0.2
Advertising Agencies	0.2
Wire & Cable Products	0.2
Retail-Convenience Store	0.2
Retail-Discount	0.2
Diversified Operations	0.2
Shipbuilding	0.2
Television	0.2
Retail-Misc./Diversified	0.2
Auto/Truck Parts & Equipment-Replacement	0.2
Retail-Consumer Electronics	0.2
Diversified Financial Services	0.2
Transport-Air Freight	0.2
Retail-Computer Equipment	0.2
Commercial Services	0.2
Computers-Periphery Equipment	0.2
Electronic Measurement Instruments	0.1

99.5%

*	Calculated as a percentage of net assets
The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2010 (see Note 1):

			Level 3-Signifcant
	Level 1 - Unadjusted	Level 2- Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock:
Japan	$7,439,872	$—	$—	$7,439,872
United Kingdom	13,842,834	—	—	13,842,834
United States	50,212,866	—	—	50,212,866
Other Countries*	37,678,243	—	—	37,678,243
Preferred Stock	912,312	—	—	912,312
Rights	28,236	—	—	28,236
Repurchase Agreement	—	1,794,000	—	1,794,000

Total	$110,114,363	$1,794,000	$—	$111,908,363

*	Sum of all other countries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by country, please refer to the Portfolio of Investments.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
Portfolio of Investments — October 31, 2010
(unaudited)

Common Stock — 85.7%	Shares/ Principal	Value
	Amount	(Note 1)

AUSTRALIA — 6.1%
AGL Energy, Ltd.	2,582	$40,695
Alumina, Ltd.	81,288	161,640
Amcor, Ltd.	42,795	281,701
AMP, Ltd.	7,604	39,775
Australia and New Zealand Banking Group, Ltd.	212,534	5,165,136
BHP Billiton, Ltd.	170,619	7,006,083
BlueScope Steel, Ltd.	47,914	93,634
Boral, Ltd.	31,154	133,969
Brambles, Ltd.	5,209	32,503
Caltex Australia, Ltd.	2,974	33,851
Coca-Cola Amatil, Ltd.	2,891	34,464
Commonwealth Bank of Australia	2,992	143,317
CSL, Ltd.	1,307	42,031
CSR, Ltd.	12,018	21,425
DuluxGroup, Ltd.	17,979	47,551
Fairfax Media, Ltd.	5,129	7,285
Fortescue Metals Group, Ltd.†	68,921	421,947
Foster’s Group, Ltd.	10,441	59,729
Incitec Pivot, Ltd.	86,004	313,392
Insurance Australia Group, Ltd.	8,930	33,240
Intoll Group	11,936	17,596
Leighton Holdings, Ltd.	1,087	39,077
Lend Lease Group	2,197	15,516
Macquarie Atlas Roads Group†	2,387	3,390
Macquarie Group, Ltd.	1,050	37,233
National Australia Bank, Ltd.	4,513	112,551
Newcrest Mining, Ltd.	73,515	2,877,584
Nufarm, Ltd.	5,598	24,950
OneSteel, Ltd.	43,122	114,048
Orica, Ltd.	17,979	443,453
Origin Energy, Ltd.	4,116	64,267
OZ Minerals, Ltd.	150,367	230,512
QBE Insurance Group, Ltd.	3,299	55,518
Rio Tinto, Ltd.	14,365	1,163,550
Santos, Ltd.	2,872	35,503
Sims Metal Management, Ltd.	8,179	131,633
Sonic Healthcare, Ltd.	626	6,678
Stockland	744	2,748
Suncorp-Metway, Ltd.	3,209	28,919
TABCORP Holdings, Ltd.	2,037	14,726
Telstra Corp., Ltd.	10,966	28,681
Toll Holdings, Ltd.	2,275	13,817
Transurban Group	4,298	22,061
Wesfarmers, Ltd.	2,438	79,143
Wesfarmers, Ltd. PPS	680	22,241
Westpac Banking Corp.	5,067	112,669
Woodside Petroleum, Ltd.	2,998	127,746
Woolworths, Ltd.	5,261	146,099

		20,085,277

AUSTRIA — 0.5%
Erste Group Bank AG	12,075	545,018
OMV AG	4,778	178,520
Raiffeisen International Bank Holding AG	3,380	190,524
Telekom Austria AG	18,635	285,298
Verbund — Oesterreichische Elektrizitaetswirtschafts AG, Class A	3,881	155,106
Vienna Insurance Group	1,819	97,837
Voestalpine AG	7,777	308,322

		1,760,625

BELGIUM — 0.6%
Ageas	12,266	37,712
Anheuser-Busch InBev NV(Torquoise)	16,803	1,053,207
Anheuser-Busch InBev NV (Brussells)†	10,360	43
Belgacom SA	2,720	106,719
Compagnie Nationale a Portefeuille	797	42,490
Groupe Bruxelles Lambert SA	1,768	156,575
Solvay SA	1,616	171,138
UCB SA	2,552	98,991
Umicore	3,880	182,634

		1,849,509

BERMUDA — 0.7%
Cheung Kong Infrastructure Holdings, Ltd.	17,000	71,060
Esprit Holdings, Ltd.	59,130	316,581
Kerry Properties, Ltd.	39,000	216,352
Li & Fung, Ltd.	80,000	421,609
Noble Group, Ltd.	100,090	143,836
NWS Holdings, Ltd.	5,526	13,032
Seadrill, Ltd.	28,456	861,950
Shangri-La Asia, Ltd.	2,000	4,515
Yue Yuen Industrial Holdings, Ltd.	24,500	87,870

		2,136,805

BRAZIL — 0.8%
All America Latina Logistica SA	22,600	215,061
Banco Bradesco SA	21,362	440,357
Banco do Brasil SA	21,400	416,597
BM&F BOVESPA SA	13,500	113,142
BRF — Brasil Foods SA	32,702	474,672
Companhia Siderurgica Nacional SA	9,800	162,824
Companhia Vale do Rio Doce	5,800	182,838
Empresa Brasileira de Aeronautica SA	5,700	40,597
Petroleo Brasileiro SA	20,400	342,540
Redecard SA	3,800	49,168
Vale SA, Class A	8,554	240,224

		2,678,020

CANADA — 0.0%
Thomson Corp.	323	12,335

DENMARK — 0.8%
AP Moller — Maersk A/S, Series B	69	598,813
DSV A/S	8,396	172,053
Novo Nordisk A/S, Class B	13,487	1,419,658
Novozymes A/S	1,382	184,160
Vestas Wind Systems A/S†	6,675	213,028

		2,587,712

EGYPT — 0.2%
Commercial International Bank Egypt SAE	25,056	188,221
Egyptian Co. for Mobile Services (MobiNil)	1,596	47,838
Egyptian Financial Group-Hermes Holding	10,636	53,431
ElSwedy Electric Co.†	3,031	28,338

Ezz Steel†	10,901	35,451
Orascom Construction Industries	4,187	190,537
Orascom Telecom Holding SAE†	132,917	103,346
Talaat Moustafa Group†	26,101	34,351
Telecom Egypt	16,443	50,370

		731,883

FINLAND — 1.2%
Fortum Oyj	18,142	514,343
Kesko Oyj, Class B	10,692	530,066
Kone Oyj, Class B	3,724	199,548
Metso Oyj	10,092	478,549
Neste Oil Oyj	3,515	58,315
Nokia Oyj	94,312	1,018,604
Outokumpu Oyj	6,005	107,898
Rautaruukki Oyj	2,491	49,474
Sampo Oyj, Class A	9,734	272,717
Stora Enso Oyj, Class R	18,946	188,275
UPM-Kymmene Oyj	16,081	267,459
Wartsila Oyj	2,057	144,292

		3,829,540

FRANCE — 6.6%
Accor SA	4,171	171,050
Air Liquide SA	7,447	963,298
Alcatel-Lucent†	49,124	172,431
Alstom SA	11,861	598,585
Atos Origin SA†	405	18,728
AXA SA	26,381	480,259
BNP Paribas	23,286	1,703,117
Bouygues SA	4,747	209,207
Cap Gemini SA	2,128	108,563
Carrefour SA	12,507	675,053
Casino Guichard Perrachon SA	478	44,906
Cie Generale d’Optique Essilor International SA	4,077	272,256
Cie Generale de Geophysique-Veritas†	10,243	238,792
CNP Assurances	4,516	90,132
Compagnie de St. Gobain	4,821	225,183
Compagnie Generale des Etablissements Michelin, Class B	4,506	358,413
Credit Agricole SA	15,917	260,855
Danone SA	10,329	653,744
Dassault Systemes SA	850	65,197
Edenred†	4,171	87,368
EDF SA	3,430	157,180
Eurazeo	415	31,537
Fonciere Des Regions	468	53,412
France Telecom SA	28,334	680,850
GDF Suez	21,515	858,811
Gecina SA	438	53,158
Hermes International	1,484	314,875
ICADE	400	43,981
Imerys SA	900	53,712
Klepierre	1,744	67,843
L’Oreal SA	1,002	117,647
Lafarge SA	7,973	455,636
Lagardere SCA	3,707	158,110
LVMH Moet Hennessy Louis Vuitton SA	4,403	690,024
Neopost SA	996	82,744
Pernod-Ricard SA	2,192	194,368
Peugeot SA†	3,553	141,429
PPR	2,692	441,364
Publicis Groupe SA	1,844	91,854
Renault SA†	3,434	190,819
Safran SA	1,189	37,698
Sanofi-Aventis SA	23,573	1,646,351
Schneider Electric SA	3,346	475,010
SCOR SE	3,053	75,083
Societe BIC SA	589	52,260
Societe Generale	13,803	826,554
Societe Television Francaise 1	5,707	93,132
Sodexo	2,147	139,728
Technip SA	11,138	936,158
Thales SA	1,924	78,447
Total SA	57,502	3,124,822
Unibail-Rodamco SE	3,218	670,478
Vallourec SA	1,552	161,077
Veolia Environnement	9,371	275,263
Vinci SA	4,647	248,230
Vivendi SA	18,739	534,529

		21,651,311

GERMANY — 9.3%
Adidas AG	5,392	351,740
Allianz SE	11,505	1,441,780
BASF SE	28,142	2,047,705
Bayer AG	25,894	1,932,426
Bayerische Motoren Werke AG	22,844	1,637,723
Beiersdorf AG	2,716	176,948
Celesio AG	4,040	96,320
Commerzbank AG†	15,231	137,260
Daimler AG (Xetra)†	38,814	2,562,232
Deutsche Bank AG	14,402	830,252
Deutsche Boerse AG	1,483	104,358
Deutsche Lufthansa AG†	8,514	182,190
Deutsche Post AG (Sweden)	24,338	453,907
Deutsche Postbank AG†	3,587	124,910
Deutsche Telekom AG	77,404	1,121,479
E.ON AG	85,940	2,691,254
Fresenius Medical Care AG & Co. KGaA	8,217	523,445
GEA Group AG	5,130	134,159
Hochtief AG	1,641	142,175
K+S AG	8,746	608,756
Linde AG	3,776	543,675
MAN SE	3,841	422,326
Merck KGaA	1,855	154,520
Metro AG	14,397	1,009,101
Muenchener Rueckversicherungs AG	5,289	827,034
Puma AG Rudolf Dassler Sport	463	153,948
RWE AG	13,739	984,780
SAP AG	51,239	2,672,152
Siemens AG	45,185	5,161,887
ThyssenKrupp AG	10,314	379,547

TUI AG†	7,227	84,431
Volkswagen AG	7,497	984,583

		30,679,003

HONG KONG — 3.1%
Bank of East Asia, Ltd.	82,854	354,344
BOC Hong Kong Holdings, Ltd.	197,500	617,884
Cathay Pacific Airways, Ltd.	50,000	134,494
Cheung Kong Holdings, Ltd.	70,000	1,068,344
CLP Holdings, Ltd.	69,000	560,813
Hang Lung Group, Ltd.	42,000	279,052
Hang Lung Properties, Ltd.	102,000	497,417
Hang Seng Bank, Ltd.	43,000	627,421
Henderson Land Development Co., Ltd.	55,060	391,041
Hong Kong & China Gas Co., Ltd.	163,400	393,783
Hong Kong Exchanges and Clearing, Ltd.	36,800	809,944
Hongkong Electric Holdings, Ltd.	44,500	281,596
Hopewell Holdings, Ltd.	30,000	94,630
Hutchison Whampoa, Ltd.	82,000	809,289
Hysan Development Co., Ltd.	28,099	108,572
MTR Corp.	55,811	212,408
New World Development, Ltd.	138,730	273,478
Sino Land Co., Ltd.	95,977	199,352
Sun Hung Kai Properties, Ltd.	60,389	1,030,732
Swire Pacific, Ltd., Class A	39,000	552,453
The Link REIT	101,352	313,160
Wharf Holdings, Ltd.	70,000	459,668
Wheelock & Co., Ltd.	50,000	175,778
Wing Hang Bank, Ltd.	7,000	81,638

		10,327,291

INDONESIA — 0.5%
Astra International Tbk PT	51,500	328,447
Bank Mandiri Tbk PT	166,500	130,406
Bank Rakyat Indonesia Persero Tbk PT	141,500	180,487
Bumi Resources Tbk PT	421,000	104,808
International Nickel Indonesia Tbk PT	58,000	30,825
Lippo Karawaci TBK PT†	261,000	18,106
Perusahaan Gas Negara PT	240,500	108,982
PT Astra Agro Lestari Tbk	11,000	30,646
PT Bank Central Asia	297,500	233,007
PT Bank Danamon Indonesia Tbk	78,500	58,847
PT Indosat Tbk	39,000	26,182
PT Tambang Batubara Bukit Asam Tbk	20,500	45,071
PT Unilever Indonesia Tbk	46,000	89,813
Semen Gresik (Persero) PT	35,500	38,926
Telekomunikasi Indonesia Tbk PT	244,000	248,436
United Tractors Tbk PT	39,000	96,873

		1,769,862

IRELAND — 0.9%
Charter International PLC	29,682	351,000
Experian PLC	15,357	178,526
James Hardie Industries SE†	22,203	117,227
Petrofac, Ltd.	15,001	351,659
Randgold Resources, Ltd.	5,705	532,487
Shire PLC	94	2,216
WPP PLC	111,463	1,296,657

		2,829,772

ITALY — 1.6%
Assicurazioni Generali SpA	29,766	652,496
Banco Popolare SC	7,618	40,953
Enel SpA	33,325	190,281
ENI SpA	85,427	1,924,947
Fiat SpA	8,180	138,441
Intesa Sanpaolo SpA	285,125	1,003,005
Mediobanca SpA†	1,556	16,123
Saipem SpA	19,373	860,940
Telecom Italia SpA	63,371	97,196
UniCredit SpA	127,448	332,237
Unione di Banche Italiane SCPA	7,015	74,056

		5,330,675

JAPAN — 14.8%
Advantest Corp.	5,200	98,934
Aeon Co., Ltd.	10,000	117,808
Aeon Credit Service Co., Ltd.	2,100	24,166
Aeon Mall Co., Ltd.	2,900	68,040
Aisin Seiki Co., Ltd.	1,700	53,385
Ajinomoto Co., Inc.	15,000	143,159
Amada Co., Ltd.	8,000	52,690
Asahi Breweries, Ltd.	6,900	139,338
Asahi Glass Co., Ltd.	32,200	309,315
Asahi Kasei Corp.	30,000	176,339
Astellas Pharma, Inc.	11,101	413,028
Bank of Kyoto, Ltd.	8,000	71,579
Benesse Holdings, Inc.	1,500	72,045
Bridgestone Corp.	25,000	448,304
Canon, Inc.	31,700	1,465,441
Casio Computer Co., Ltd.	8,900	62,600
Central Japan Railway Co.	40	302,722
Chubu Electric Power Co., Inc.	6,200	156,868
Chugai Pharmaceutical Co., Ltd.	5,705	99,892
Chuo Mitsui Trust Holdings, Inc.	31,518	113,977
Citizen Holdings Co., Ltd.	10,900	62,715
Credit Saison Co., Ltd.	2,800	39,876
Dai Nippon Printing Co., Ltd.	11,400	143,934
Daicel Chemical Industries, Ltd.	6,000	41,755
Daiichi Sankyo Co., Ltd.	19,100	404,691
Daikin Industries, Ltd.	9,600	334,157
Daito Trust Construction Co., Ltd.	2,800	169,107
Daiwa House Industry Co., Ltd.	17,400	187,904
Daiwa Securities Group, Inc.	46,000	187,498
Denki Kagaku Kogyo K.K.	12,000	52,790
Denso Corp.	19,509	607,308
Dowa Holdings Co., Ltd.	15,000	91,152
East Japan Railway Co.	9,200	568,783
Eisai Co., Ltd.	5,100	175,429
FamilyMart Co., Ltd.	1,500	53,237
Fanuc, Ltd.	6,000	868,647
Fast Retailing Co., Ltd.	2,700	353,312

Fuji Media Holdings, Inc.	13	17,221
FUJIFILM Holdings Corp.	13,300	443,774
Fujitsu, Ltd.	62,400	426,494
Fukuoka Financial Group, Inc.	17,000	66,124
Furukawa Electric Co., Ltd.	16,600	61,886
Hirose Electric Co., Ltd.	700	70,461
Hitachi Construction Machinery Co., Ltd.	2,300	48,904
Hitachi, Ltd.	90,800	410,727
Hokuhoku Financial Group, Inc.	32,000	59,252
Honda Motor Co., Ltd.	38,004	1,387,073
Hoya Corp.	11,300	264,280
Ibiden Co., Ltd.	4,000	98,521
IHI Corp.	31,000	58,941
Inpex Corp.	25	130,017
Isetan Mitsukoshi Holdings, Ltd.	6,940	76,584
ITOCHU Corp.	42,700	374,627
ITOCHU Techno-Solutions Corp.	1,200	40,935
J Front Retailing Co., Ltd.	8,500	43,625
Japan Real Estate Investment Corp.	17	163,726
Japan Retail Fund Investment Corp.	55	85,914
Japan Tobacco, Inc.	143	444,798
JFE Holdings, Inc.	10,000	312,166
JGC Corp.	7,000	133,963
JS Group Corp.	6,200	122,043
JSR Corp.	4,200	72,705
JX Holdings, Inc.	57,800	339,747
Kajima Corp.	34,800	81,735
Kaneka Corp.	7,000	43,321
Kao Corp.	15,600	396,058
Kawasaki Heavy Industries, Ltd.	30,000	82,764
Keihin Electric Express Railway Co., Ltd.	11,000	104,026
Keio Corp.	5,000	34,982
Keyence Corp.	1,500	371,878
Kikkoman Corp.	3,000	32,360
Kintetsu Corp.	40,500	128,340
Kirin Holdings Co., Ltd.	17,800	244,205
Kobe Steel, Ltd.	52,000	114,378
Komatsu, Ltd.	33,500	820,952
Konami Corp.	3,200	56,389
Konica Minolta Holdings, Inc.	13,000	126,010
Kubota Corp.	45,000	400,398
Kuraray Co., Ltd.	8,500	121,791
Kurita Water Industries, Ltd.	1,800	46,795
Kyocera Corp.	4,400	439,070
Kyowa Hakko Kirin Co., Ltd.	6,016	58,912
Kyushu Electric Power Co., Inc.	3,100	73,465
Lawson, Inc.	1,400	63,676
Mabuchi Motor Co., Ltd.	700	37,101
Makita Corp.	800	28,135
Marubeni Corp.	73,200	460,286
Marui Group Co., Ltd.	10,000	78,663
Matsui Securities Co., Ltd.	5,100	28,900
MEIJI Holdings Co., Ltd.	800	36,933
Minebea Co., Ltd.	12,000	65,913
Mitsubishi Chemical Holdings Corp.	33,900	174,829
Mitsubishi Corp.	43,000	1,033,988
Mitsubishi Electric Corp.	65,800	617,361
Mitsubishi Estate Co., Ltd.	40,000	700,882
Mitsubishi Heavy Industries, Ltd.	91,400	332,797
Mitsubishi Logistics Corp.	2,000	24,208
Mitsubishi Materials Corp.†	50,000	156,580
Mitsubishi UFJ Financial Group, Inc.	167,211	779,224
Mitsui & Co., Ltd.	44,900	705,834
Mitsui Chemicals, Inc.	15,000	43,992
Mitsui Fudosan Co., Ltd.	28,000	529,241
Mitsui Mining & Smelting Co., Ltd.	30,000	91,338
Mitsui O.S.K. Lines, Ltd.	10,000	64,123
Mizuho Financial Group, Inc.	389,800	566,753
Mizuho Securities Co., Ltd.	21,000	44,625
MS&AD Insurance Group Holdings	8,700	208,986
Murata Manufacturing Co., Ltd.	5,500	309,277
Namco Bandai Holdings, Inc.	2,100	19,364
NEC Corp.	61,800	172,029
NGK Insulators, Ltd.	13,400	202,990
NGK Spark Plug Co., Ltd.	5,000	69,715
Nidec Corp.	3,000	296,757
Nikon Corp.	5,800	109,556
Nintendo Co., Ltd.	2,500	647,757
Nippon Building Fund, Inc.	20	195,849
Nippon Electric Glass Co., Ltd.	12,000	154,641
Nippon Express Co., Ltd.	22,400	89,077
Nippon Meat Packers, Inc.	6,400	74,443
Nippon Paper Group, Inc.	2,000	50,851
Nippon Sheet Glass Co., Ltd.	12,000	26,395
Nippon Steel Corp.	159,000	499,901
Nippon Telegraph and Telephone Corp.	6,800	308,860
Nippon Yusen K.K.	30,000	126,383
Nissan Chemical Industries, Ltd.	5,500	63,086
Nissan Motor Co., Ltd.	51,400	453,511
Nisshin Seifun Group, Inc.	4,500	55,698
Nisshinbo Holdings, Inc.	2,000	20,256
Nissin Foods Holdings Co., Ltd.	1,900	68,851
Nitto Denko Corp.	5,300	198,248
NKSJ Holdings, Inc.†	24,000	164,931
Nomura Holdings, Inc.	67,100	348,550
Nomura Research Institute, Ltd.	3,600	67,866
NSK, Ltd.	17,000	128,868
NTN Corp.	15,000	68,038
NTT Data Corp.	40	122,928
NTT DoCoMo, Inc.	90	151,547
Obayashi Corp.	23,000	93,749
Obic Co., Ltd.	290	53,553
OJI Paper Co., Ltd.	27,800	128,515
Olympus Corp.	3,500	91,773
Omron Corp.	6,000	139,282
Oracle Corp.	1,300	59,128
Oriental Land Co., Ltd.	1,600	155,089
ORIX Corp.	460	41,958
Osaka Gas Co., Ltd.	30,200	114,090
Panasonic Corp.	57,400	843,845
Resona Holdings, Inc.	10,200	81,377
Ricoh Co., Ltd.	21,000	293,849
Rohm Co., Ltd.	3,800	237,057

SBI Holdings, Inc.	288	35,217
Secom Co., Ltd.	3,200	145,346
Seiko Epson Corp.	3,900	62,181
Sekisui Chemical Co., Ltd.	12,000	76,351
Sekisui House, Ltd.	24,400	229,536
Seven & I Holdings Co., Ltd.	21,600	502,756
Sharp Corp.	20,800	205,493
Shimamura Co., Ltd.	600	57,562
Shimano, Inc.	3,100	154,865
Shimizu Corp.	24,000	92,755
Shin-Etsu Chemical Co., Ltd.	11,948	605,047
Shinsei Bank, Ltd.†	28,000	22,269
Shionogi & Co., Ltd.	5,800	101,051
Shiseido Co., Ltd.	10,900	227,834
Showa Denko K.K.	20,000	36,535
Showa Shell Sekiyu K.K.	5,800	48,796
SMC Corp.	2,100	320,989
Softbank Corp.	25,500	820,741
Sony Corp.	19,947	666,800
Sony Financial Holdings, Inc.	4	13,918
Stanley Electric Co., Ltd.	1,700	28,541
Sumitomo Chemical Co., Ltd.	32,400	141,325
Sumitomo Corp.	28,000	354,915
Sumitomo Electric Industries, Ltd.	17,200	219,515
Sumitomo Heavy Industries, Ltd.	13,000	73,990
Sumitomo Metal Industries, Ltd.	103,000	239,356
Sumitomo Metal Mining Co., Ltd.	28,400	451,040
Sumitomo Mitsui Financial Group, Inc.	24,700	740,355
Sumitomo Realty & Development Co., Ltd.	12,000	261,563
Suzuki Motor Corp.	2,900	70,743
T&D Holdings, Inc.	5,300	108,608
Taiheiyo Cement Corp.†	21,000	22,704
Taisei Corp.	32,000	68,398
Taisho Pharmaceutical Co., Ltd.	4,412	92,769
Takashimaya Co., Ltd.	9,000	67,777
Takeda Pharmaceutical Co., Ltd.	19,601	918,302
TDK Corp.	3,300	188,437
Teijin, Ltd.	24,800	91,840
Terumo Corp.	5,600	284,280
The 77 Bank, Ltd.	9,000	42,500
The Bank of Yokohama, Ltd.	34,000	167,317
The Chiba Bank, Ltd.	17,000	104,996
The Joyo Bank, Ltd.	21,000	91,338
The Kansai Electric Power Co., Inc.	10,700	270,990
The Nishi-Nippon City Bank, Ltd.	18,000	49,211
The Shizuoka Bank, Ltd.	17,000	145,769
The Sumitomo Trust & Banking Co., Ltd.	62,000	339,779
THK Co., Ltd.	1,300	25,008
Tobu Railway Co., Ltd.	20,200	113,463
Toho Co., Ltd.	2,200	33,956
Tohoku Electric Power Co., Inc.	6,200	139,225
Tokio Marine Holdings, Inc.	19,171	540,323
Tokyo Electric Power Co., Inc.	15,500	370,790
Tokyo Electron, Ltd.	6,400	361,476
Tokyo Gas Co., Ltd.	32,400	152,598
Tokyu Corp.	28,000	125,264
Tokyu Land Corp.	21,000	95,775
TonenGeneral Sekiyu K.K.	9,000	80,191
Toppan Printing Co., Ltd.	10,200	82,137
Toray Industries, Inc.	30,100	174,308
Toshiba Corp.	78,000	390,630
Tosoh Corp.	16,000	42,749
TOTO, Ltd.	13,200	87,595
Toyo Seikan Kaisha, Ltd.	5,100	87,018
Toyota Boshoku Corp.	1,100	18,645
Toyota Industries Corp.	2,150	60,650
Toyota Motor Corp.	56,000	1,989,611
Trend Micro, Inc.	3,200	90,588
Unicharm Corp.	3,500	133,746
UNY Co., Ltd.	3,900	32,520
Ushio, Inc.	1,600	26,663
USS Co., Ltd.	670	52,121
West Japan Railway Co.	12	44,558
Yahoo! Japan Corp.	474	165,874
Yakult Honsha Co., Ltd.	2,400	70,178
Yamada Denki Co., Ltd.	2,540	165,083
Yamaha Corp.	3,200	39,249
Yamaha Motor Co., Ltd.†	1,100	16,896
Yamato Holdings Co., Ltd.	6,100	76,866
Yamazaki Baking Co., Ltd.	2,000	24,382
Yokogawa Electric Corp.	6,900	45,360

		48,756,014

LUXEMBOURG — 0.3%
ArcelorMittal	16,477	529,631
Millicom International Cellular SA SDR	600	56,680
Oriflame Cosmetics SA SDR	6,018	340,557

		926,868

MALAYSIA — 0.0%
YTL Corp.	418	1,061

MAURITIUS — 0.0%
Golden Agri-Resources, Ltd.	128,683	64,625

NETHERLANDS — 2.3%
Aegon NV†	40,601	257,340
Akzo Nobel NV	6,809	404,279
ASML Holding NV	13,061	431,007
Corio NV	1,473	108,205
European Aeronautic Defence and Space Co. NV†	4,651	122,248
Fugro NV	4,806	340,001
Heineken NV	18,905	958,282
ING Groep NV†	18,709	199,721
Koninklijke Ahold NV	46,829	647,204
Koninklijke DSM NV	4,158	222,341
Koninklijke KPN NV	41,303	689,826
Koninklijke Philips Electronics NV	27,771	839,901
Reed Elsevier NV	18,448	240,378
SBM Offshore NV	11,049	225,441
STMicroelectronics NV	15,622	136,631
TNT NV	20,656	549,106
Unilever NV	36,504	1,082,428

Wolters Kluwer NV	11,584	263,524

		7,717,863

NORWAY — 1.7%
DnB NOR ASA	36,661	503,286
Norsk Hydro ASA	46,673	285,779
Orkla ASA	47,240	457,348
Renewable Energy Corp. ASA†	5,000	17,391
Statoil ASA	36,211	790,798
Telenor ASA	74,613	1,203,292
Yara International ASA	44,571	2,343,999

		5,601,893

POLAND — 1.6%
Asseco Poland SA	9,021	166,953
Bank Handlowy w Warszawie SA†	5,898	186,236
Bank Pekao SA	16,685	1,090,577
Bank Zachodni WBK SA	3,702	274,054
BRE Bank SA†	1,302	131,513
Getin Holding SA†	41,599	156,019
Globe Trade Centre SA†	16,400	133,490
Kghm Polska Miedz SA	15,281	686,244
PBG SA	1,200	91,360
Polski Koncern Naftowy SA†	37,585	530,232
Polskie Gornictwo Naftowe I Gazownictwo SA†	145,278	188,590
Powszechna Kasa Oszczednosci Bank Polski SA	68,451	1,080,711
Telekomunikacja Polska SA	87,905	559,767

		5,275,746

RUSSIA — 1.4%
Gazprom OAO ADR	61,650	1,347,052
LUKOIL ADR	12,600	703,710
Mining & Metallurgical Co. Norilsk Nickel ADR	31,455	586,636
Mobile Telesystems OJSC ADR	13,000	281,450
NovaTek OAO GDR	2,083	199,239
Polyus Gold Co. ADR	6,292	188,131
Rosneft Oil Co. GDR†	40,950	285,422
Surgutneftegaz ADR	39,100	383,180
Tatneft GDR†	10,142	319,980
VTB Bank OJSC GDR	70,333	465,604

		4,760,404

SINGAPORE — 2.1%
Ascendas Real Estate Investment Trust	60,000	95,496
CapitaLand, Ltd.	99,000	297,543
CapitaMall Trust	87,004	133,097
City Developments, Ltd.	22,983	225,870
ComfortDelgro Corp., Ltd.	71,481	81,737
DBS Group Holdings, Ltd.	105,947	1,137,807
Fraser and Neave, Ltd.	42,000	202,488
Genting Singapore PLC†	155,000	259,870
Jardine Cycle & Carriage, Ltd.	3,025	91,851
Keppel Corp., Ltd.	55,000	424,090
Olam International, Ltd.	17,000	41,111
Oversea-Chinese Banking Corp., Ltd.	157,901	1,099,195
SembCorp Industries, Ltd.	45,370	160,546
SembCorp Marine, Ltd.	38,800	137,897
Singapore Airlines, Ltd.	17,810	217,689
Singapore Airlines, Ltd.- 200	11,000	133,771
Singapore Exchange, Ltd.	25,008	170,030
Singapore Press Holdings, Ltd.	35,952	115,275
Singapore Technologies Engineering, Ltd.	53,000	135,541
Singapore Telecommunications, Ltd.	134,000	318,875
Singapore Telecommunications, Ltd.- 10	177,560	423,905
United Overseas Bank, Ltd.	74,059	1,066,569
Wilmar International, Ltd.	44,000	217,569

		7,187,822

SOUTH KOREA — 0.5%
Amorepacific Corp.	15	13,864
Cheil Industries, Inc.	314	26,342
Daewoo Securities Co., Ltd.	800	17,347
Doosan Heavy Industries and Construction Co., Ltd.	422	33,228
GS Engineering & Construction Corp.	272	23,085
Hana Financial Group, Inc.	840	23,851
Hynix Semiconductor, Inc.†	2,000	41,146
Hyundai Engineering & Construction Co. Ltd.†	330	22,083
Hyundai Heavy Industries Co., Ltd.	185	60,256
Hyundai Mobis	259	64,448
Hyundai Motor Co.	620	93,668
Hyundai Steel Co.	331	32,063
Industrial Bank Of Korea	1,350	19,376
KB Financial Group, Inc.	1,570	69,762
Kia Motors Corp.	930	37,109
Korea Electric Power Corp.†	1,120	29,462
Korea Exchange Bank	2,260	26,913
Korean Air Lines Co., Ltd.†	162	10,308
KT Corp.	930	36,696
KT&G Corp.	489	30,029
LG Chemical Co., Ltd.	194	59,825
LG Corp.	752	53,798
LG Display Co., Ltd.	990	33,873
LG Electronics, Inc.	403	35,492
LG Household & Health Care, Ltd.	40	13,330
Lotte Shopping Co., Ltd.	57	23,327
NCsoft Corp.	68	14,957
NHN Corp†	184	32,622
OCI Co., Ltd.	78	22,944
POSCO	261	107,160
S-Oil Corp.	320	19,736
Samsung Corp.	643	37,714
Samsung Electro-Mechanics Co., Ltd.	255	27,987
Samsung Electronics Co., Ltd.	363	240,333
Samsung Engineering Co., Ltd.	156	24,885
Samsung Fire & Marine Insurance Co. Ltd.	167	28,643
Samsung Heavy Industries Co., Ltd.	990	27,758
Samsung SD Co., Ltd.	159	21,831
Samsung Securities Co. Ltd.	315	18,028

Samsung Techwin Co., Ltd.	172	16,050
Shinhan Financial Group Co., Ltd.	1,740	67,342
Shinsegae Co. Ltd.	70	35,521
SK Energy Co., Ltd.	279	37,440
SK Telecom Co., Ltd.	217	32,880
Woori Finance Holdings Co., Ltd.	1,040	13,078

		1,757,590

SPAIN — 0.8%
Banco Santander SA	167,001	2,145,580
Telefonica SA	12,307	332,300

		2,477,880

SWEDEN — 3.1%
Alfa Laval AB	10,898	188,930
Assa Abloy AB, Class B	9,316	238,770
Atlas Copco AB, Class A	29,059	607,313
Atlas Copco AB, Class B	13,657	260,478
Electrolux AB, Class B	7,900	191,597
Getinge AB, Class B	16,483	349,172
Hennes & Mauritz AB, Class B	40,020	1,410,359
Holmen AB	1,750	55,568
Husqvarna AB, Class B	6,100	42,894
Investor AB, Class B	13,996	287,268
Kinnevik Investment AB	1,057	21,822
Lundin Petroleum AB†	6,728	63,657
Nordea Bank AB	93,935	1,034,324
Ratos AB Series B	426	15,191
Sandvik AB	33,991	512,436
Scania AB, Class B	2,145	45,600
Securitas AB, Class B	2,326	25,438
Skandinaviska Enskilda Banken AB, Class A	11,584	89,746
Skanska AB, Class B	11,197	214,229
SKF AB, Class B	11,933	308,166
SSAB AB, Class A	4,852	68,026
Svenska Cellulosa AB, Class B	23,071	357,826
Svenska Handelsbanken AB, Class A	22,179	725,172
Swedbank AB, Class A†	4,682	65,362
Swedish Match AB	10,138	283,363
Tele2 AB, Class B	5,785	127,311
Telefonaktiebolaget LM Ericsson, Class B	129,932	1,427,771
TeliaSonera AB	59,673	498,046
Volvo AB, Class A†	14,451	191,140
Volvo AB, Class B†	35,787	484,596

		10,191,571

SWITZERLAND — 7.1%
ABB, Ltd.†	85,538	1,771,520
Baloise Holding AG	1,163	107,489
Cie Financiere Richemont SA	25,832	1,288,384
Credit Suisse Group AG	14,830	612,611
GAM Holding, Ltd.†	4,220	66,685
Geberit AG	944	180,828
Givaudan SA	182	187,539
Holcim, Ltd.	8,766	546,511
Julius Baer Group, Ltd.	4,220	178,140
Logitech International SA†	6,025	114,249
Lonza Group AG	861	75,377
Nestle SA	117,140	6,416,184
Nobel Biocare Holding AG	14,921	246,700
Novartis AG	65,873	3,818,967
Pargesa Holding SA	107	8,487
Roche Holding AG	16,931	2,486,184
Schindler Holding AG	2,016	216,135
Straumann Holding AG	1,366	285,957
Swiss Life Holding AG†	583	71,390
Swiss Reinsurance Co., Ltd.	8,349	401,309
Swisscom AG	462	193,007
Syngenta AG	6,743	1,865,194
The Swatch Group AG	1,409	97,938
The Swatch Group AG, Class B	2,242	856,884
UBS AG†	45,475	769,893
Zurich Financial Services AG	2,884	706,017

		23,569,579

THAILAND — 0.0%
Univest Land PCL†(2)	22,500	0

TURKEY — 1.2%
Akbank TAS	82,938	520,404
Anadolu Efes Biracilik ve Malt Sanayii AS	20,205	322,581
BIM Birlesik Magazalar AS GDR	7,006	240,559
Enka Insaat ve Sanayi AS	33,991	155,221
Eregli Demir ve Celik Fabrikalari TAS†	46,661	175,668
Haci Omer Sabanci Holdings AS	31,207	171,880
KOC Holding AS	23,314	111,340
Tupras-Turkiye Petrol Rafinerileri AS	8,715	233,923
Turk Telekomunikasyon AS	48,070	224,540
Turkcell Iletisim Hizmet AS	44,590	323,307
Turkiye Garanti Bankasi AS	96,235	590,419
Turkiye Halk Bankasi AS†	18,082	182,793
Turkiye Is Bankasi, Class C	83,569	375,794
Turkiye Vakiflar Bankasi Tao	38,118	123,309
Yapi Ve Kredi Bankasi AS†	42,788	164,070

		3,915,808

UNITED KINGDOM — 15.7%
3i Group PLC	8,532	40,959
Admiral Group PLC	4,169	108,887
Aggreko PLC	26,559	670,270
AMEC PLC	24,084	419,098
Anglo American PLC	27,383	1,275,948
Antofagasta PLC	96	2,034
Associated British Foods PLC	66	1,107
AstraZeneca PLC	35,759	1,793,156
Aviva PLC	56,884	362,861
BAE Systems PLC	74,674	412,447
Balfour Beatty PLC	11,669	51,737
Barclays PLC	150,846	663,731

BG Group PLC	100,786	1,962,966
BHP Billiton PLC	11,448	406,038
BP PLC	390,157	2,661,967
British Airways PLC†	19,563	84,856
British American Tobacco PLC	53,325	2,033,600
British Land Co. PLC	24,269	198,132
British Sky Broadcasting Group PLC	60,560	685,576
BT Group PLC	203,716	501,714
Bunzl PLC	8,471	100,308
Burberry Group PLC	12,959	211,594
Cable & Wireless Worldwide PLC	533	600
Cairn Energy PLC†	260	1,608
Capital Shopping Centres Group PLC	12,603	77,627
Carnival PLC	4,520	194,827
Centrica PLC	79,672	424,095
Cobham PLC	24,894	92,383
Compass Group PLC	54,484	446,552
Diageo PLC	77,526	1,431,059
FirstGroup PLC	14,827	96,909
G4S PLC	7,546	31,643
GlaxoSmithKline PLC	134,963	2,640,511
Hammerson PLC	19,426	130,454
Home Retail Group PLC	14,476	50,798
HSBC Holdings PLC	530,723	5,519,976
ICAP PLC	2,384	17,427
Imperial Tobacco Group PLC	21,734	696,162
Intercontinental Hotels Group PLC	8,936	172,826
International Power PLC	11,003	73,573
Invensys PLC	17,218	79,512
Investec PLC	2,702	21,570
J Sainsbury PLC	28,176	175,761
Johnson Matthey PLC	5,539	169,876
Kingfisher PLC	20,793	79,229
Land Securities Group PLC	21,369	231,809
Legal & General Group PLC	133,038	214,026
Lloyds Banking Group PLC†	206,139	227,714
London Stock Exchange Group PLC	501	5,892
Lonmin PLC†	35	981
Man Group PLC, Class B	34,811	145,473
Marks & Spencer Group PLC	29,619	202,844
National Grid PLC	94,907	897,239
Next PLC	4,627	169,412
Old Mutual PLC	124,083	258,273
Pearson PLC	24,000	367,067
Prudential PLC	55,721	562,939
Reckitt Benckiser Group PLC	17,732	991,894
Reed Elsevier PLC	32,796	281,146
Rexam PLC	16,605	84,531
Rio Tinto PLC	20,737	1,341,080
Rolls-Royce Group PLC†	43,626	452,629
Rolls-Royce Group PLC C-Shares†	2,453,952	3,932
Royal Bank of Scotland Group PLC†	356,535	254,854
Royal Dutch Shell PLC, Class A	114,979	3,732,636
Royal Dutch Shell PLC, Class B	78,522	2,514,509
RSA Insurance Group PLC	84,434	177,234
SABMiller PLC	35,251	1,142,963
Schroders PLC	1,383	34,991
Scottish & Southern Energy PLC	40,485	747,965
Segro PLC	19,601	93,092
Serco Group PLC	3,023	29,742
Severn Trent PLC	13,543	302,724
Smith & Nephew PLC	71,913	632,612
Smiths Group PLC	10,247	195,718
Standard Chartered PLC	63,526	1,837,836
Standard Life PLC	47,409	172,443
Tesco PLC	158,592	1,084,711
The Capita Group PLC	4,409	54,151
The Sage Group PLC	44,875	193,713
Tullow Oil PLC	132	2,506
Unilever PLC	31,193	899,179
United Utilities Group PLC	6,184	60,544
Vedanta Resources PLC	30	997
Vodafone Group PLC	1,263,573	3,438,932
Whitbread PLC	5,136	139,411
WM Morrison Supermarkets PLC	308	1,450
Wolseley PLC†	1,665	44,367
Xstrata PLC	28,886	559,823

		52,061,948

UNITED STATES — 0.2%
Synthes, Inc.	6,362	759,005

TOTAL COMMON STOCK (cost $254,508,772)		283,285,297

Preferred Stock — 0.9%

BRAZIL — 0.5%
Bradespar SA	2,051	52,557
Centrais Eletricas Brasileiras SA, Class B	9,440	152,624
Cia Energetica de Minas Gerais	6,590	116,041
Gerdau SA	5,591	72,341
Itau Unibanco Holding SA	18,836	459,739
Itausa — Investimentos Itau SA	23,375	185,455
Metalurgica Gerdau SA	2,566	39,525
Petroleo Brasileiro SA	28,609	434,948
Tele Norte Leste Participacoes SA	4,935	75,608
Usinas Siderurgicas de Minas Gerais SA, Class A	5,628	70,271

		1,659,109

GERMANY — 0.4%
Henkel AG & Co. KGaA	3,111	183,501

Porsche Automobil Holding SE	7,036	360,518
RWE AG	1,171	79,322
Volkswagen AG	4,641	697,609

		1,320,950

SOUTH KOREA — 0.0%
Samsung Electronics Co., Ltd.	81	39,807

TOTAL PREFERRED STOCK (cost $2,625,339)		3,019,866

Rights† — 0.0%

AUSTRALIA — 0.0%
Tabcorp Holdings, Ltd.	226	250

POLAND — 0.0%
Asseco Poland SA†	9,021	506

UNITED KINGDOM — 0.0%
Standard Chartered PLC	7,308	61,536

TOTAL RIGHTS (cost $0)		62,292

Warrants† — 0.0%

Fonciere Des Regions Expires 12/31/10 (strike price $65.00EUR)	544	968
Henderson Land Development Co., Ltd. Expires 06/01/11 (strike price $58.00HKD)	9,800	3,793
Mediobanca SpA Expires 03/18/11 (strike price $9.00EUR)	1,780	55
Unione di Banche Italiane SCPA Expires 06/30/11 (strike price $12.30EUR)	7,206	72

TOTAL WARRANTS (cost $0)		4,888

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $257,134,111)		286,372,343

Repurchase Agreement — 7.6%

Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 10/29/10, to be repurchased 11/01/10 in the amount of $25,166,021 and collateralized by $25,295,000 of United States Treasury Notes, bearing interest at 0.50% due 04/30/12 and having approximate value of $25,671,896 (cost $25,166,000)	$25,166,000	25,166,000

TOTAL INVESTMENTS — (cost $282,300,111) (1)	94.2%	311,538,343
Other assets less liabilities	5.8	19,201,401

NET ASSETS —	100.0%	$330,739,744

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

(2)	Fair value security. Securities are classified as Level 3 based on the securities valuation, inputs; see Note 1.
ADR — American Depository Receipt
GDR — Global Depository Receipt
PPS — Price Protected Shares
SDR — Swedish Depository Receipt
Open Futures Contracts

					Value as of	Unrealized
Number of			Expiration	Value at	October 31,	Appreciation
Contracts	Type	Description	Month	Trade Date	2010	(Depreciation)

28	Long	DAX Index Future	December 2010	$6,092,108	$6,440,310	$348,202
210	Long	Dow Jones Euro Stoxx 50 Future	December 2010	8,168,242	8,286,445	118,203
115	Long	Financial Times Stock Exch. 100 Index	December 2010	10,261,790	10,408,428	146,638
90	Long	Hang Seng China Enterprise Index	November 2010	7,959,832	7,614,063	(345,769)
8	Long	Hang Seng Index	November 2010	1,209,478	1,185,352	(24,126)
402	Long	SGX CNX Nifty Index	November 2010	4,949,407	4,856,160	(93,247)
40	Long	Toyko Price Index	December 2010	4,033,076	4,002,479	(30,597)

						$119,304

Open Forward Foreign Currency Contracts

	Contract to		In Exchange		Delivery	Unrealized	Unrealized
Counterparty	Deliver		For		Date	Appreciation	Depreciation

Bank Of America N.A.	USD	242,469	GBP	154,221	11/18/2010	$4,618	$—

Goldman Sachs International	USD	11,087,453	AUD	11,441,098	11/18/2010	98,281	—
	USD	1,220,158	EUR	885,115	11/18/2010	11,514	—

						109,795	—

JPMorgan Chase Bank N.A	USD	2,600,234	EUR	1,886,271	11/18/2010	24,585	—

Mellon Bank NA	CHF	814,061	USD	835,843	11/18/2010	8,480	—
	HKD	87,815,953	USD	11,318,472	11/18/2010	—	(11,984)
	USD	2,754,035	EUR	1,997,950	11/18/2010	26,191	—
	USD	5,005,695	JPY	409,455,821	11/18/2010	83,243	—

						117,914	(11,984)

Northern Trust Company	USD	183,895	EUR	133,396	11/18/2010	1,731	—

State Street Bank And Trust	USD	10,917,550	GBP	6,943,814	11/18/2010	207,580	—

UBS AG	GBP	720,457	USD	1,132,685	11/18/2010	—	(21,606)
	USD	1,499,150	CHF	1,460,008	11/18/2010	—	(15,285)
	USD	10,420,199	EUR	7,559,030	11/18/2010	98,484	—
						—	—

						98,484	(36,891)

Net Unrealized Appreciation/(Depreciation)						$564,707	$(48,875)

Industry Allocation*
Banks-Commercial	8.7%
Repurchase Agreements	7.6
Oil Companies-Integrated	5.9
Medical-Drugs	4.7
Diversified Banking Institutions	4.0
Auto-Cars/Light Trucks	3.4
Diversified Minerals	3.2
Food-Misc.	2.9
Electric-Integrated	2.8
Chemicals-Diversified	2.3
Diversified Manufacturing Operations	1.8
Real Estate Operations & Development	1.9
Telephone-Integrated	1.6
Agricultural Chemicals	1.4
Insurance-Multi-line	1.3
Cellular Telecom	1.3
Food-Retail	1.3
Diversified Operations	1.2
Brewery	1.2
Metal-Diversified	1.1
Telecom Services	1.2
Tobacco	1.0
Gold Mining	1.0
Steel-Producers	1.1
Oil-Field Services	1.0
Electronic Components-Misc.	1.0
Import/Export	0.9
Enterprise Software/Service	0.8
Real Estate Investment Trusts	0.7
Wireless Equipment	0.7
Multimedia	0.8
Machinery-General Industrial	0.6
Retail-Apparel/Shoe	0.7
Retail-Jewelry	0.7
Engineering/R&D Services	0.7
Medical Products	0.7
Oil Companies-Exploration & Production	0.7
Office Automation & Equipment	0.6
Transport-Rail	0.6
Machinery-Construction & Mining	0.6
Insurance-Life/Health	0.6
Audio/Video Products	0.6
Beverages-Wine/Spirits	0.5
Industrial Gases	0.5
Electric Products-Misc.	0.4
Cosmetics & Toiletries	0.5
Oil Refining & Marketing	0.4
Insurance-Property/Casualty	0.5
Building Products-Cement	0.4
Insurance-Reinsurance	0.4
Soap & Cleaning Preparation	0.4
Finance-Other Services	0.3
Transport-Services	0.3
Gas-Distribution	0.3
Building & Construction-Misc.	0.2
Auto/Truck Parts & Equipment-Original	0.3
Paper & Related Products	0.4
Metal Processors & Fabrication	0.5
Retail-Major Department Stores	0.2
Aerospace/Defense	0.2
Real Estate Management/Services	0.3
Electric-Transmission	0.3
Industrial Automated/Robotic	0.3
Oil & Gas Drilling	0.3
Rubber-Tires	0.2
Semiconductor Equipment	0.2
Transport-Marine	0.2
Photo Equipment & Supplies	0.1
Airlines	0.2
Commercial Services	0.2
Retail-Misc./Diversified	0.2
Electronic Components-Semiconductors	0.2
Finance-Investment Banker/Broker	0.2
Power Converter/Supply Equipment	0.2
Cable/Satellite TV	0.2
Building & Construction Products-Misc.	0.2
Toys	0.2
Computers-Integrated Systems	0.1
Water	0.2
Investment Companies	0.1
Mining	0.2
Athletic Footwear	0.2
Building-Heavy Construction	0.2
Hotels/Motels	0.3
Food-Wholesale/Distribution	0.2
Distribution/Wholesale	0.1
Food-Meat Products	0.1
Machine Tools & Related Products	0.2
Machinery-Electrical	0.2
Apparel Manufacturers	0.2
Dialysis Centers	0.2
Publishing-Books	0.2
Electronic Measurement Instruments	0.1
Building-Residential/Commercial	0.2
Metal-Aluminum	0.2
Food-Catering	0.1
Metal-Iron	0.1
Textile-Products	0.1
Machinery-Farming	0.1
Retail-Automobile	0.1
Medical Instruments	0.1
Transport-Truck	0.1
Building Products-Doors & Windows	0.1
Building Products-Air & Heating	0.1
Agricultural Operations	0.1
Chemicals-Specialty	0.1
Containers-Paper/Plastic	0.1
Optical Supplies	0.1
Publishing-Periodicals	0.1
Casino Hotels	0.1
Seismic Data Collection	0.1
Medical-Biomedical/Gene	0.1
Printing-Commercial	0.1
Shipbuilding	0.1
Security Services	0.1
Web Portals/ISP	0.1
Diversified Financial Services	0.2
Cruise Lines	0.1
Applications Software	0.1
Appliances	0.1
Filtration/Separation Products	0.1
Computers-Memory Devices	0.1
Non-Ferrous Metals	0.1
Precious Metals	0.1
Commercial Services-Finance	0.1
Telecommunication Equipment	0.1
Computer Software	0.1
Retail-Consumer Electronics	0.1
Steel Pipe & Tube	0.1
Resorts/Theme Parks	0.1
Bicycle Manufacturing	0.1

94.2%

*	Calculated as a percentage of net assets
The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2010 (see Note 1):

			Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock:
Australia	$20,085,277	$—	$—	$20,085,277
France	21,651,311	—	—	21,651,311
Germany	30,679,003	—	—	30,679,003
Japan	48,756,014	—	—	48,756,014
Switzerland	23,569,579	—	—	23,569,579
United Kingdom	52,061,948	—	—	52,061,948
Other Countries*	86,482,165	—	0	86,482,165
Preferred Stock	3,019,866	—	—	3,019,866
Rights	62,292	—	—	62,292
Warrants	4,888	—	—	4,888
Repurchase Agreement	—	25,166,000	—	25,166,000
Other Financial Instruments:@
Open Futures Contracts — Appreciation	613,043	—	—	613,043
Open Forward Foreign Currency Contracts — Appreciation	—	564,707	—	564,707

Total	$286,985,386	$25,730,707	$0	$312,716,093

Liabilities:
Other Financial Instruments:@
Open Futures Contracts — Depreciation	493,739	—	—	493,739
Open Forward Foreign Currency Contracts — Depreciation	—	48,875	—	48,875

Total	$493,739	$48,875	$—	$542,614

*	Sum of all other countries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by country, please refer to Portfolio of Investments.

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
The following is a reconciliation of Level 3 assets which significant unobservable inputs were used to determine fair value:

Common Stock
Balance as of 1/31/2010	$0
Accrued discounts/premiums	—
Realized gain(loss)	—
Change in unrealized appreciation(depreciation)	—
Net purchases(sales)	—
Transfers in and/or out of Level 3	—

Balance as of 10/31/2010	$0

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
EMERGING MARKETS PORTFOLIO
Portfolio of Investments — October 31, 2010
(unaudited)

	Shares/
Common Stock — 88.3%	Principal	Value
	Amount	(Note 1)

BERMUDA — 1.6%
China Power New Energy Development Co., Ltd.†	22,666,000	$2,251,614
China WindPower Group, Ltd.†	23,570,000	2,432,640

		4,684,254

BRAZIL — 11.7%
Banco Santander Brasil SA ADR	388,354	5,592,298
BM&FBOVESPA SA	640,736	5,369,928
CPFL Energia SA	1	23
JHSF Participacoes SA	1,464,556	2,678,803
PDG Realty SA Empreendimentos e Participacoes	412,291	5,157,578
Petroleo Brasileiro SA ADR	192,413	6,565,132
Rossi Residencial SA	327,992	3,213,754
Vale SA ADR	207,254	6,661,143

		35,238,659

CAYMAN ISLANDS — 3.3%
China High Speed Transmission Equipment Group Co., Ltd.	577,000	1,179,123
China Ming Yang Wind Power Group, Ltd. ADR†	72,679	853,978
China Shanshui Cement Group, Ltd.	3,425,000	2,439,091
E-House China Holdings, Ltd. ADR	105,000	1,754,550
Lonking Holdings, Ltd.	2,636,000	1,418,109
PCD Stores, Ltd.	7,182,000	2,316,401
TPK Holding Co., Ltd.†	7,000	115,442

		10,076,694

CHINA — 13.3%
Bank of Communications Co., Ltd.	4,651,000	5,094,274
BBMG Corp.	817,000	1,176,290
China Construction Bank Corp.	10,334,000	9,852,380
China National Building Material Co., Ltd.	958,000	2,338,379
China National Materials Co., Ltd.	3,134,000	2,793,864
China Shenhua Energy Co., Ltd.	706,000	3,151,440
Dongfeng Motor Group Co., Ltd.	852,000	1,844,420
Industrial & Commercial Bank of China	11,777,000	9,480,855
Ping An Insurance Group Co. of China Ltd.	413,000	4,427,712

		40,159,614

EGYPT — 0.9%
Commercial International Bank Egypt SAE	363,090	2,727,537

HONG KONG — 4.1%
China Mobile, Ltd.	505,500	5,148,747
CNOOC, Ltd.	1,593,000	3,292,354
Sinotruk Hong Kong, Ltd.	3,385,500	3,900,341

		12,341,442

INDIA — 4.2%
Bank of Baroda	94,806	2,172,482
Bharat Heavy Electricals, Ltd.	37,556	2,066,108
ICICI Bank, Ltd.	171,788	4,501,484
Lanco Infratech, Ltd.†	1,413,394	2,029,815
Mahindra & Mahindra, Ltd.	110,465	1,810,209

		12,580,098

INDONESIA — 4.7%
Adaro Energy Tbk PT	11,028,500	2,591,312
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT†	15,074,000	2,934,686
Bank Rakyat Indonesia Persero Tbk PT	1,762,500	2,248,112
Telekomunikasi Indonesia Tbk PT	4,204,500	4,280,946
United Tractors Tbk PT	847,500	2,105,119

		14,160,175

MALAYSIA — 0.6%
Tenaga Nasional Bhd	591,500	1,672,891

MEXICO — 3.9%
America Movil SAB de CV, Series L ADR	62,146	3,558,480
Corp GEO SAB de CV, Series B†	958,000	3,041,270
Fomento Economico Mexicano SAB de CV ADR	22,559	1,238,715
Grupo Comercial Chedraui SA de CV†	483,944	1,565,724
Grupo Financiero Banorte SAB de CV	522,765	2,236,611

		11,640,800

PANAMA — 0.4%
Copa Holdings SA, Class A	25,873	1,312,537

RUSSIA — 11.3%
Gazprom OAO	511,426	2,710,558
Gazprom OAO ADR	100,108	2,187,360
LSR Group OJSC GDR†	371,426	3,157,120
LUKOIL OAO ADR (London International)	53,182	2,967,556
LUKOIL OAO ADR (OTC US)	53,182	2,970,215
M Video OJSC	295,632	2,261,585
Mechel ADR	71,620	1,686,651
Mobile Telesystems OJSC ADR	218,205	4,724,138
Sberbank of Russia	2,924,963	9,693,327
Synergy Co.†	50,232	1,795,794

		34,154,304

SOUTH AFRICA — 4.8%
African Bank Investments, Ltd.	763,919	3,919,379
Anglo Platinum, Ltd.†	21,214	2,098,687
FirstRand, Ltd.	508,793	1,496,963
Imperial Holdings, Ltd.	229,408	3,741,594
JD Group, Ltd.	445,015	3,128,763

		14,385,386

SOUTH KOREA — 12.8%
BHI Co., Ltd.	60,803	1,556,211
Daelim Industrial Co., Ltd.	29,405	2,393,689
Doosan Heavy Industries and Construction Co., Ltd.	37,392	2,944,173
Hyundai Department Store Co., Ltd.	32,149	3,557,032
Hyundai Mobis	11,766	2,927,776
Jusung Engineering Co., Ltd.†	129,560	2,268,236
Kangwon Land, Inc.	128,760	3,026,618
Kia Motors Corp.	99,450	3,968,278
Neowiz Games Corp.†	72,627	3,227,150

Samsung Electronics Co., Ltd.	8,194	5,425,043
Samsung Heavy Industries Co., Ltd.	81,330	2,280,348
SeenTec Co., Ltd.	68,047	876,855
Shinhan Financial Group Co., Ltd.	35,480	1,373,165
Woongjin Energy Co., Ltd.†	143,630	2,750,701

		38,575,275

TAIWAN — 6.9%
Hon Hai Precision Industry Co., Ltd.	1,295,040	4,905,855
Huaku Development Co., Ltd.	1,093,000	3,030,410
Macronix International	3,315,000	2,040,650
Radiant Opto-Electronics Corp.	1,111,900	1,675,757
Taiwan Semiconductor Manufacturing Co., Ltd.	1,482,722	3,040,835
TSRC Corp.	1,541,000	2,798,021
Wistron Corp.	1,555,763	3,195,712

		20,687,240

TURKEY — 3.0%
Ford Otomotiv Sanayi AS	333,341	2,951,463
TAV Havalimanlari Holding AS†	477,203	2,495,222
Tofas Turk Otomobil Fabrikasi AS	431,947	2,394,101
Turkiye Garanti Bankasi AS	174,039	1,067,761

		8,908,547

UNITED STATES — 0.8%
AsiaInfo-Linkage, Inc.†	115,724	2,571,387

TOTAL COMMON STOCK (COST $231,484,875)		265,876,840

Preferred Stock — 8.0%

BRAZIL — 8.0%
Banco Bradesco SA ADR	451,052	9,381,882
Petroleo Brasileiro SA ADR	252,250	7,867,677
Vale SA, Class A ADR	242,000	6,952,660

TOTAL PREFERRED STOCK (COST $19,965,959)		24,202,219

EXCHANGE-TRADED FUNDS — 1.6%
iPath MSCI India Index ETN†	29,500	2,276,220
iShares FTSE/Xinhua A50 China Index ETF	1,417,100	2,508,319

TOTAL EXCHANGE-TRADED FUNDS (COST $4,584,530)		4,784,539

TOTAL LONG-TERM INVESTMENT SECURITIES (COST $256,035,364)		294,863,598

Short-Term Investment Securities — 3.2%

U.S. GOVERNMENT TREASURIES — 3.2%
United States Treasury Bills
0.14% due 11/26/10	$4,600,000	4,599,559
0.14% due 12/02/10	5,000,000	4,999,391

TOTAL SHORT-TERM INVESTMENT SECURITIES (COST $9,598,950)		9,598,950

TOTAL INVESTMENTS — (COST $265,634,314)(1)	101.1%	304,462,548
Liabilities in excess of other assets	(1.1)	(3,318,448)

NET ASSETS —	100.0%	$301,144,100

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

ADR	— American Depository Receipt

GDR	— Global Depository Receipt

Industry Allocation*
Banks-Commercial	22.7%
Oil Companies-Integrated	6.8
Real Estate Operations & Development	5.7
Diversified Minerals	4.5
Cellular Telecom	4.5
Auto-Cars/Light Trucks	3.7
U.S. Government Treasuries	3.2
Oil Companies-Exploration & Production	2.7
Energy-Alternate Sources	2.5
Electronic Components-Misc.	2.2
Machinery-Construction & Mining	2.1
Coal	1.9
Auto-Heavy Duty Trucks	1.9
Electronic Components-Semiconductors	1.8
Building & Construction Products-Misc.	1.8
Finance-Other Services	1.8
Semiconductor Components-Integrated Circuits	1.7
Power Converter/Supply Equipment	1.7
Exchange-Traded Funds	1.6
Insurance-Multi-line	1.5
Telecom Services	1.4
Finance-Consumer Loans	1.3
Diversified Operations	1.3
Building Products-Cement	1.2
Retail-Major Department Stores	1.2
Internet Content-Entertainment	1.1
Computers	1.1
Retail-Home Furnishings	1.0
Casino Hotels	1.0
Machinery-General Industrial	1.0
Auto/Truck Parts & Equipment-Original	1.0
Rubber & Vinyl	0.9
Internet Infrastructure Software	0.8
Airport Development/Maintenance	0.8
Building-Heavy Construction	0.8
Retail-Regional Department Stores	0.7
Shipbuilding	0.8
Semiconductor Equipment	0.7
Retail-Appliances	0.7
Platinum	0.7
Independent Power Producers	0.7
Beverages-Wine/Spirits	0.6
Real Estate Management/Services	0.6
Steel-Producers	0.6
Electric-Integrated	0.6
Retail-Hypermarkets	0.5
Machinery-Thermal Process	0.5
Diversified Financial Services	0.4
Airlines	0.4
Beverages-Non-alcoholic	0.4

101.1%

*	Calculated as a percentage of net assets
The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2010 (see Note 1):

			Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock:
Brazil	$35,238,659	$—	$—	$35,238,659
China	40,159,614	—	—	40,159,614
Russia	34,154,304	—	—	34,154,304
South Korea	38,575,275	—	—	38,575,275
Taiwan	20,687,240	—	—	20,687,240
Other Countries*	97,061,748	—	—	97,061,748
Preferred Stock	24,202,219	—	—	24,202,219
Exchange Traded Funds	4,784,539	—	—	4,784,539
Short-Term Investment Securities:
U.S. Government Treasuries	—	9,598,950	—	9,598,950

Total	$294,863,598	$9,598,950	$—	$304,462,548

*	Sum of all other countries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by country, please refer to Portfolio of Investments.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
FOREIGN VALUE PORTFOLIO
Portfolio of Investments — October 31, 2010
(unaudited)

	Shares/
Common Stock — 95.4%	Principal	Value
	Amount	(Note 1)

AUSTRIA — 0.7%
Telekom Austria AG	228,850	3,503,648

BRAZIL — 0.6%
Empressa Brasileira de Aeronautica SA ADR	109,830	3,168,595

CANADA — 0.5%
Talisman Energy, Inc.	144,900	2,626,925

CHINA — 1.5%
China Telecom Corp., Ltd.	14,762,000	7,655,957

FRANCE — 10.8%
Alstom SA	85,620	4,320,956
AXA SA	249,344	4,539,244
Compagnie Generale des Etablissements Michelin, Class B	83,825	6,667,556
Credit Agricole SA	285,410	4,677,426
France Telecom SA	449,090	10,791,376
GDF Suez	73,437	2,931,372
Sanofi-Aventis SA	123,768	8,644,022
Total SA	150,690	8,188,922
Vivendi SA	106,780	3,045,893

		53,806,767

GERMANY — 12.4%
Bayer AG	29,450	2,197,804
Bayerische Motoren Werke AG	61,760	4,427,675
Celesio AG	232,726	5,548,545
Deutsche Lufthansa AG†	407,210	8,713,857
Deutsche Post AG	246,453	4,596,378
E.ON AG	188,178	5,892,888
Merck KGaA	63,100	5,256,182
Muenchener Rueckversicherungs AG	40,690	6,362,644
Rhoen-Klinikum AG	110,282	2,578,640
SAP AG	134,040	6,990,286
Siemens AG	80,540	9,200,805

		61,765,704

HONG KONG — 2.7%
AIA Group, Ltd.†(4)	436,600	1,301,140
Cheung Kong Holdings, Ltd.	257,000	3,922,348
Hutchison Whampoa, Ltd.	401,000	3,957,620
Swire Pacific, Ltd., Class A	298,500	4,228,389

		13,409,497

IRELAND — 2.1%
CRH PLC (Dublin)	149,155	2,554,443
CRH PLC (London)	114,490	1,960,767
Elan Corp. PLC ADR†	1,097,090	5,979,141

		10,494,351

ISRAEL — 0.9%
Check Point Software Technologies, Ltd.†	100,130	4,280,557

ITALY — 4.2%
ENI SpA	245,607	5,534,322
Intesa Sanpaolo SpA	1,021,016	3,591,704
Telecom Italia SpA RSP	5,159,433	6,319,192
UniCredit SpA	2,174,774	5,669,291

		21,114,509

JAPAN — 7.1%
FUJIFILM Holdings Corp.	138,600	4,624,593
ITOCHU Corp.	592,500	5,198,273
Konica Minolta Holdings, Inc.	573,000	5,554,119
Nintendo Co., Ltd.	16,900	4,378,837
Nissan Motor Co., Ltd.	314,900	2,778,414
NKSJ Holdings, Inc.†	325,000	2,233,441
Sony Corp.	114,300	3,820,890
Toyota Motor Corp.	189,500	6,732,702

		35,321,269

NETHERLANDS — 7.0%
Akzo Nobel NV	120,340	7,145,090
ING Groep NV†	842,210	8,990,682
Koninklijke Philips Electronics NV	149,189	4,512,045
Randstad Holding NV†	64,626	3,076,169
Reed Elsevier NV	279,433	3,641,021
SBM Offshore NV	104,750	2,137,297
Unilever NV	182,807	5,420,648

		34,922,952

NORWAY — 3.1%
Statoil ASA	330,920	7,226,833
Telenor ASA	501,580	8,089,033

		15,315,866

PORTUGAL — 1.1%
Banco Espirito Santo SA	1,119,416	5,562,072

RUSSIA — 1.0%
Gazprom OAO ADR (OTC US)	167,900	3,668,615
Gazprom OAO ADR (London)	68,200	1,494,944

		5,163,559

SINGAPORE — 2.9%
DBS Group Holdings, Ltd.	996,950	10,706,641
Singapore Telecommunications, Ltd.	1,582,000	3,776,852

		14,483,493

SOUTH KOREA — 3.5%
Hyundai Motor Co.	20,135	3,041,946
KB Financial Group, Inc. ADR	122,396	5,495,580
Samsung Electronics Co., Ltd. GDR†*	27,113	9,050,320

		17,587,846

SPAIN — 4.1%
Banco Santander SA	251,618	3,232,714
Iberdrola SA (Barcelona)	807,097	6,807,305
Telefonica SA	379,825	10,255,625

		20,295,644

SWEDEN — 1.3%
Telefonaktiebolaget LM Ericsson, Class B	581,144	6,385,959

SWITZERLAND — 7.2%
Adecco SA	49,870	2,787,308
Lonza Group AG	63,616	5,569,349
Nestle SA	92,860	5,086,280
Novartis AG	171,960	9,969,329
Roche Holding AG	43,730	6,421,406
Swiss Reinsurance Co., Ltd.	101,585	4,882,852
UBS AG†	77,966	1,319,967

		36,036,491

TAIWAN — 2.1%
Compal Electronics, Inc. GDR†*	820,180	5,222,988
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	473,385	5,164,631

		10,387,619

UNITED KINGDOM — 18.6%
Aviva PLC	755,910	4,821,919
BAE Systems PLC	738,961	4,081,506
BP PLC	1,030,322	7,029,692
British Airways PLC†	566,660	2,457,924
G4S PLC	780,400	3,272,492
GlaxoSmithKline PLC	435,897	8,528,196
Hays PLC	2,546,370	4,508,597
HSBC Holdings PLC ADR	115,760	6,032,254
Kingfisher PLC	1,061,470	4,044,615
Marks & Spencer Group PLC	944,330	6,467,195
Premier Foods PLC†	5,517,844	1,556,108
Rentokil Initial PLC†	900,344	1,429,683
Rexam PLC	831,627	4,233,538
Rolls-Royce Group PLC†	282,780	2,933,905
Rolls-Royce Group PLC†, Class C(2)(3)	18,097,920	28,999
Royal Dutch Shell PLC ADR	140,618	9,044,550
Tesco PLC	544,150	3,721,788
The Sage Group PLC	596,770	2,576,097
Vodafone Group PLC	4,207,268	11,450,472
WM Morrison Supermarkets PLC	620,660	2,921,886
Wolseley PLC†	63,564	1,693,796

		92,835,212

TOTAL COMMON STOCK (cost $439,905,860)		476,124,492

PREFERRED STOCK — 2.0%
BRAZIL — 2.0%
Petroleo Brasileiro SA ADR	199,260	6,214,919
Vale SA, Class A ADR	139,750	4,015,018

TOTAL PREFERRED STOCK (cost $6,061,800)		10,229,937

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $445,967,660)		486,354,429

Repurchase Agreement — 2.8%

Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 10/29/10, to be repurchased 11/01/10 in the amount of $13,963,012 and collateralized by $14,035,000 of United States Treasury Notes, bearing interest at 0.50% due 04/30/12 and having approximate value of $14,244,122 (cost $13,963,000)

TOTAL REPURCHASE AGREEMENTS	$13,963,000	13,963,000

TOTAL INVESTMENTS — (cost $459,930,660) (1)	100.2%	500,317,429
Liabilities in excess of other assets	(0.2)	(1,152,844)

NET ASSETS —	100.0%	$499,164,585

†	Non-income producing security

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At October 31, 2010, the aggregate value of these securities was $14,273,308 representing 2.9% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	See Note 4 for cost of investments on a tax basis.

(2)	Illiquid security. At October 31, 2010, the aggregate value of these securities was $28,999 representing 0.4% of net assets.

(3)	Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the “1933 Act”); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 1. Certain restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Portfolio has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of October 31, 2010, the Foreign Value Portfolio held the following restricted securities:

	Acquisition		Acquisition		Value	% of
Name	Date	Shares	Cost	Value	Per Share	Net Assets
Rolls-Royce Group PLC Class C Common Stock	10/27/2010	18,097,920	$28,558	$28,999	$0.00	0.0%

(4)	On October 22, 2010 and October 29, 2010, the Foreign Value Portfolio purchased 558,400 and 427,800 shares, respectively, of AIA Group, Ltd. The Portfolio is prohibited from acquiring shares issued by AIA Group, Ltd, which is an affiliate of SunAmerica Asset Management Corp. On October 27, 2010, 549,600 shares were cancelled resulting in no gain or loss to the Portfolio. On November 9, 2010 the remaining 436,600 shares were sold to correct this error, resulting in a gain of $112,230 to the Portfolio.
ADR — American Depository Receipt
GDR — Global Depository Receipt
OTC — Over the Counter
RSP — Risparmio Savings Shares

Industry Allocation*
Medical-Drugs	9.0%
Oil Companies-Integrated	8.7
Telephone-Integrated	6.3
Banks-Commercial	5.6
Telecom Services	3.9
Diversified Banking Institutions	3.5
Auto-Cars/Light Trucks	3.5
Electric-Integrated	3.2
Repurchase Agreements	2.8
Insurance-Multi-line	2.7
Cellular Telecom	2.3
Insurance-Reinsurance	2.3
Airlines	2.3
Food-Misc.	2.1
Human Resources	2.0
Aerospace/Defense	2.0
Photo Equipment & Supplies	2.0
Chemicals-Diversified	1.9
Diversified Manufacturing Operations	1.8
Electronic Components-Semiconductors	1.8
Diversified Operations	1.6
Oil Companies-Exploration & Production	1.5
Enterprise Software/Service	1.4
Applications Software	1.4
Rubber-Tires	1.3
Food-Retail	1.3
Retail-Major Department Stores	1.3
Wireless Equipment	1.3
Insurance-Life/Health	1.3
Chemicals-Specialty	1.1
Medical-Wholesale Drug Distribution	1.1
Computers	1.1
Import/Export	1.0
Semiconductor Components-Integrated Circuits	1.0
Transport-Services	0.9
Building Products-Cement	0.9
Electronic Components-Misc.	0.9
Toys	0.9
Machinery-General Industrial	0.9
Containers-Metal/Glass	0.9
Retail-Building Products	0.8
Diversified Minerals	0.8
Real Estate Operations & Development	0.8
Audio/Video Products	0.8
Publishing-Books	0.7
Security Services	0.7
Multimedia	0.6
Medical-Hospitals	0.5
Insurance-Property/Casualty	0.4
Oil-Field Services	0.4
Distribution/Wholesale	0.3
Food-Wholesale/Distribution	0.3
Diversified Operations/Commercial Services	0.3

100.2%

*	Calculated as a percentage of net assets
The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2010 (see Note 1):

			Level 3 - Significant
	Level 1 - Unadjusted	Level 2 - Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock:
France	$53,806,767	$—	$—	$53,806,767
Germany	61,765,704	—	—	61,765,704
Japan	35,321,269	—	—	35,321,269
Netherlands	34,922,952	—	—	34,922,952
Switzerland	36,036,491	—	—	36,036,491
United Kingdom	92,835,212	—	—	92,835,212
Other Countries*	161,436,097	—	—	161,436,097
Preferred Stock	10,229,937	—	—	10,229,937
Repurchase Agreement	—	13,963,000	—	13,963,000

Total	$486,354,429	$13,963,000	$—	$500,317,429

*	Sum of all other countries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by country, please refer to Portfolio of Investments.
See Notes to Portfolio of Investments

NOTES TO PORTFOLIO OF INVESTMENTS — October 31, 2010 — (unaudited)
Note 1. Security Valuations: Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges for which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be the normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.
As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Trustees (“the Board”) to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities, the Portfolio uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.
Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.
Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost of the Portfolio if acquired within 60 days of maturity or, if already held by the Portfolio on the 60th day, are amortized to maturity based on the value determined on the 61st day.
Senior Secured Floating Rate Loans (“Loans”) for which an active secondary market exists to a reliable degree, will be valued at the mean of the last available bid and ask prices in the market for such Loans, as provided by a third party pricing service.
Futures contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00 p.m. eastern time forward rate. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market. Swap contracts are marked-to-market daily based upon quotations received from an approved outside pricing service or market makers.
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.
The various inputs that may be used to determine the value of the Portfolios’ investments are summarized into three levels listed below:

Level 1	—	Unadjusted quoted prices in active markets for identical securities

Level 2	—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Trustees, etc.)

Level 3	—	Significant unobservable inputs (includes inputs that reflect the Portfolios’ own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The summary of the inputs used to value the Portfolios’ net assets as of October 31, 2010, are reported on a schedule following the Portfolio of Investments.
Derivative Instruments:
The following tables present the value of derivatives held as of October 31, 2010, by their primary underlying risk exposure. For a detailed presentation of derivatives held as of October 31,2010, please refer to the Portfolio of Investments.

	Corporate Bond Portfolio
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value

Interest rate contracts
Futures contracts (variation margin)(2)(3)	$186,875	$—

(1)	The Portfolio’s derivative contracts held during the period ended October 31, 2010, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2)	The average notional amount outstanding for interest rate futures contracts was $231,111

(3)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $(796,812) as reported in the Portfolio of Investments.

	Global Bond Portfolio
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value

Interest rate contracts
Futures contracts (variation margin)(2)(3)	$100,335	$—
Swap contracts(4)	2,394,058	2,928,245
Foreign exchange contracts(5)	1,763,230	1,368,704

	$4,257,623	$4,296,949

(1)	The Portfolio’s derivative contracts held during the period ended October 31, 2010, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2)	The average notional amount outstanding for interest rate futures contracts was $9,313,389

(3)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $118,705 as reported in the Portfolio of Investments.

(4)	The average notional amount outstanding for interest rate swap contracts was $206,259,623

(5)	The average notional amount outstanding for forward foreign currency contracts was $261,560,594

	Total Return Bond Portfolio
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value

Interest rate contracts
Futures contracts (variation margin)(2)(7)	$57,978	$—
Options written(3)	—	1,064,593
Options purchased(8)(9)	19,786	—
Swap contracts(4)	928,118	10,104

Credit contracts
Swap contracts(5)	45,248	110,733

Foreign exchange contracts(6)	688,994	2,777,704

	$1,740,124	$3,963,134

(1)	The Portfolio’s derivative contracts held during the period ended October 31, 2010, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2)	The average notional amount outstanding for interest rate futures contracts was $1,355,056

(3)	The average notional amount outstanding for interest rate options written was $187,634,333

(4)	The average notional amount outstanding for interest rate swap contracts was $31,755,540

(5)	The average notional amount outstanding for credit default swap contracts was $20,232,283

(6)	The average notional amount outstanding for forward foreign currency contracts was $101,222,419

(7)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of ($250,392) as reported in the Portfolio of Investments.

(8)	The average notional amount outstanding for interest rate options purchased was $1,955,556

(9)	The put options purchased at value is included in total investments as reported in the Portfolio of Investments.

	Balanced Portfolio
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value
Equity contracts
Futures contracts (variation margin)(2)(4)	$—	$(360)

Interest rate contracts
Futures contracts (variation margin)(3)(4)	—	4,945

	$—	$4,585

(1)	The Portfolio’s derivative contracts held during the period ended October 31, 2010, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2)	The average notional amount outstanding for equity futures contracts was $633

(3)	The average notional amount outstanding for interest rate futures contracts was $83,222

(4)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of ($50,662) as reported in the Portfolio of Investments.

	Telecom Utility Portfolio
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value

Foreign exchange contracts(2)	$380	$225,050

(1)	The Portfolio’s derivative contracts held during the period ended October 31, 2010, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2)	The average notional amount outstanding for forward foreign currency contracts was $4,905,126

	Equity Index Portfolio
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value

Equity contracts
Futures contracts (variation margin)(2)(3)	$100	$—

(1)	The Portfolio’s derivative contracts held during the period ended October 31, 2010, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2)	The average notional amount outstanding for equity futures contracts was $444

(3)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $6,854 as reported in the Portfolio of Investments.

	International Growth and Income Portfolio
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value

Foreign exchange contracts(2)	$1,007,587	$931,875

(1)	The Portfolio’s derivative contracts held during the period ended October 31, 2010, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2)	The average notional amount outstanding for forward foreign currency contracts was $168,053,263

	International Diversified Equities Portfolio
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value

Equity contracts
Futures contracts (variation margin)(2)(4)	$—	$175,944

Foreign exchange contracts(3)	564,707	48,875

	$564,707	$224,819

(1)	The Portfolio’s derivative contracts held during the period ended October 31, 2010, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2)	The average notional amount outstanding for equity futures contracts was $440,860

(3)	The average notional amount outstanding for forward foreign currency contracts was $80,273,954

(4)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $119,304 as reported in the Portfolio of Investments.

Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts (“forward contracts”) for various purposes, including to facilitate settlement of foreign currency denominated portfolio transactions, to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. During the nine months ended October 31, 2010, the Global Bond, Total Return Bond, Telecom Utility, International Growth and Income, and International Diversified Equities Portfolios used forward currency contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates. In addition, the Total Return Bond Portfolio also used forward currency contracts to enhance return. Forward contracts are reported on a schedule following the Portfolio of Investments. As of October 31, 2010, the following Portfolios had open forward contracts: Global Bond Portfolio, Total Return Bond Portfolio, Telecom Utility Portfolio, International Growth and Income Portfolio and International Diversified Equities Portfolio.
A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. On the settlement date, the Portfolio records either realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Risks to the Portfolios of entering into forward contracts include credit risk and market risk. Credit risk arises upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Portfolio’s loss will generally consist of the net amount of contractual payments that the Portfolio has not yet received though the Portfolio’s maximum risk due to counterparty credit risk could extend to the notional amount of the contract. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.
Futures Contracts. Certain of the Portfolios may enter into futures contracts for various purposes, including to increase or decrease exposure to equity or bond markets, or to hedge against changes in interest rates, prices of stocks, bonds or other instruments, or currency rates, or to enhance income or total return. During the nine months ended October 31, 2010, the Corporate Bond Portfolio used futures contracts to hedge against changes in interest rates, and prices of bonds or other instruments. The Global Bond Portfolio used futures contracts to increase or decrease exposure to equity and bond markets. The Total Return Bond Portfolio used futures contracts to increase or decrease exposure to bond markets and hedge against changes in interest rates. The Equity Index and International Diversified Equities Portfolios used futures contracts to increase or decrease exposure to equity markets. The Balanced Portfolio used futures contracts to increase or decrease exposure to equity and bond markets and to hedge against changes in interest rates, and prices of bonds. Futures contracts are reported on a schedule following the Portfolio of Investments. As of October 31, 2010, the following Portfolios had open futures contracts: Corporate Bond Portfolio, Global Bond Portfolio, Total Return Bond Portfolio, Balanced Portfolio, Equity Index Portfolio and International Diversified Equities Portfolio.
A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures transaction, a Portfolio will be required to segregate an initial margin payment of cash or other liquid securities with the Futures Commission Merchant (the “broker”). Common futures contracts include interest rate futures, single stock futures, stock index futures and currency futures. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A single stock futures contract is based on a single stock. A stock index futures contract is similar in economic effect to a single stock futures contract, except that rather than being based on a specific security it is based on a specified index of stocks and not the stocks themselves. A currency futures contract is a contract to buy or sell a specific foreign currency at a future time for a fixed price.
A Portfolio’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Portfolios as unrealized appreciation or depreciation. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts may be conducted through regulated exchanges that minimize counter-party credit risks or they may be unlisted, or traded over-the-counter.
The primary risk to the Portfolios of entering into futures contracts is market risk. Market risk is the risk that there will be an unfavorable change in the interest rate, value or currency rate of the underlying security(ies).
Options. Certain Portfolios may enter into option contracts for various purposes, including to facilitate trading, increase or decrease a Portfolio’s market exposure, to seek higher investment returns, to seek protection against a decline in the value of a Portfolio’s securities or an increase in prices of securities that may be purchased, or to generate income. During the nine months ended October 31, 2010, the Total Return Bond Portfolio used option contracts to seek protection against a decline in the value of a Portfolio’s securities or an increase in prices of securities that may be purchased and to generate income. Option contracts are reported on a schedule following the Portfolio of Investments. As of October 31, 2010, the Total Return Bond Portfolio had open option contracts.
An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. When a Portfolio writes a call or a put option, it receives a premium which is equal to the current market value of the option written. If a Portfolio purchases a call or a put option, it pays a premium which reflects the current market value of the option. The option position is marked to market daily and its value fluctuates based upon the value of the underlying financial instrument, time to expiration, cost of borrowing funds, and volatility of the value of the underlying financial instrument. If an option which the Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchased upon exercise of the option. Options may be traded on a national securities exchange or in the over-the-counter (“OTC”) market.
Risks to the Portfolios of entering into option contracts include credit risk, market risk and, with respect to OTC options, illiquidity risk. Credit risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Portfolio’s loss will consist of the net amount of contractual payments that the Portfolio has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. There is also the risk the portfolio may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.
Swap Contracts: Certain Portfolios may enter into credit default, interest rate, equity and/or total return swap contracts. Generally, a swap contract is a privately negotiated agreement between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either marked-to-market daily based upon quotations from market makers or are calculated using standard models and current market data. Any change, in market value is recorded as an unrealized gain or loss. In connection with these contracts, securities or cash may be identified as collateral in accordance with the terms of the respective swap contract to provide assets of value and recourse in the event of default or bankruptcy/insolvency. The Portfolios amortize upfront payments and receipts on the swap contracts on a daily basis. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments made or received by the Portfolios are included as part of realized gain (loss).
Credit Default Swap Agreements: Certain Portfolios may enter into credit default swap agreements (“credit default swaps”) for various purposes, including managing credit risk (i.e., hedging), enhancing returns, a substitute for physical securities or speculation. During the nine months ended October 31, 2010, the Global Bond and Total Return Bond Portfolios used credit default swaps to manage credit risk (i.e., hedging). In additions, the Total Return Bond Portfolio also used credit default swaps as a substitute for physical securities. Credit default swaps are reported on a schedule following the Portfolio of Investments. As of October 31, 2010, the Total Return Bond Portfolio had open credit default swaps.
Credit default swaps are bilateral contracts in which one party makes periodic fixed-rate payments or a one time premium payment (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified payment in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.
If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
As a buyer of protection on credit default swaps, a Portfolio will make periodic payments, similar to an insurance premium, the seller of protection agrees to compensate the Portfolio for future potential losses as a result of a credit event on the reference bond or other asset. The Portfolio effectively transfers the credit event risk of the reference bond or asset from it to the seller of protection.
If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Credit default swaps on corporate issues or sovereign issues of an emerging country are bilateral contracts in which the buyer of protection makes periodic fixed payments or a one time premium payment to the seller of protection in exchange for the right to receive a specified payment in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce credit risk where a Portfolio owns or has exposure to the referenced obligation) or to take a speculative credit position with an active long or short position with respect to the likelihood of a particular issuer’s default.
Credit default swaps on asset-backed securities are bilateral contracts in which the buyer of protection makes periodic fixed-rate payments or a one time premium payment to the seller of protection in exchange for the right to receive a specified payment in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take a speculative credit position with an active long or short position with respect to the likelihood of a particular referenced obligation’s default.
Credit default swaps on credit indices are bilateral contracts in which the buyer of protection makes periodic fixed-rate payments or a one time premium payment to the seller of protection in exchange for the right to receive a specified payment in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds which is less expensive than it would be to enter into many credit default swaps to achieve a similar effect. Credit-default swaps on indices are used for protecting investors owning bonds against default, and also to speculate on changes in credit quality.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swaps on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-based securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swaps outstanding as of October 31, 2010 for which a Portfolio is the seller of protection, if any, are disclosed in the footnotes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swaps entered into by a Portfolio for the same referenced entity or entities.
Equity Swap Agreements: Certain Portfolios may enter into equity swap agreements (“equity swaps”) for various purposes, including to hedge exposure to market risk or to gain exposure to a security or market index. Equity swaps are reported on a schedule following the Portfolio of Investments. As of October 31, 2010, none of the Portfolios had open equity swaps.
Equity swaps, a type of total return swap, are contracts that are typically entered into for the purpose of investing in a security or index without owning or taking physical custody of securities. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty.
The counterparty to an equity swap will typically be a bank, investment banking firm or broker/dealer. Equity swaps may be structured in different ways. The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Portfolio on any equity swap should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).
A Portfolio will generally enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets.
Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Portfolio is contractually obligated to make. If the counterparty to an equity swap defaults, the Portfolio’s risk of loss consists of the net discounted amount of payments that the Portfolio is contractually entitled to receive, if any. In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates.
Interest Rate Swap Agreements: Certain Portfolios may enter into interest rate swap agreements (“interest rate swaps”) for various purposes, including managing exposure to fluctuations in interest rates, a substitute for physical securities or for speculation. During the nine months ended October 31, 2010, the Global Bond and Total Return Bond Portfolios used Interest Rate Swap agreements to manage exposure to fluctuations in interest rates. In addition, the Total Return Bond Portfolio also used interest rate swaps as a substitute for physical securities. Interest rate swaps are reported on a schedule following the Portfolio of Investments. As of October 31, 2010, the Global Bond Portfolio and Total Return Bond Portfolio had open interest rate swaps.
Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Since interest rate swaps are individually negotiated, the Portfolios expect to achieve an acceptable degree of correlation between their respective portfolio investments and their interest rate positions. Portfolios will enter into interest rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio’s risk of loss consists of the net discounted amount of interest payments that the Portfolio is contractually entitled to receive, if any. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.
Risks of Entering into Swap Agreements: Risks to the Portfolios of entering into credit default swaps, equity swaps and interest rate swaps, include credit risk, market risk, counterparty risk, liquidity risk or documentation risk. By entering into swap agreements, the Portfolios may be exposed to risk of potential loss due to unfavorable changes in interest rates, the price of the underlying security or index, or the underlying referenced asset’s perceived or actual credit, that the counterparty may default on its obligation to perform or the possibility that there is no liquid market for these agreements. There is also the risk that the parties may disagree as to the meaning of contractual terms in the swap agreement. In addition, to the extent that the subadviser does not accurately analyze and predict the underlying economic factors influencing the value of the swap, the Portfolio may suffer a loss.
Master Agreements.  Certain Portfolios that hold derivative instruments may be a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative instruments entered into from time to time. The Master Agreement may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Collateral can be in the form of cash or securities as agreed to by the Portfolio and applicable counterparty. Collateral requirements are generally determined based on a Portfolio’s net position with each counterparty. The Master Agreements may contain certain provisions that require a Portfolio to post additional collateral upon the occurrence of certain events, such as when a Portfolio’s net assets fall below a specified level. The Master Agreements also typically specify certain standard termination events, such as failure of a party to pay or deliver, credit support defaults and other events of default. Termination events applicable to a Portfolio may also occur upon a decline in the Portfolio’s net assets below a specified level over a certain period of time. Additional termination events applicable to counterparties may occur upon a decline in a counterparty’s long-term and short-term credit ratings below a specified level, or upon a decline in the ratings of a counterparty’s credit support provider. Upon the occurrence of a termination event, the other party may elect to terminate early and cause settlement of all derivative instruments outstanding pursuant to a particular Master Agreement, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of a Portfolio’s counterparties to elect early termination could cause the Portfolio to accelerate the payment of liabilities, which settlement amounts could be in excess of the amount of assets that are already posted as collateral. As a result, the early termination with respect to derivative instruments subject to Master Agreements that are in a net liability position could be material to the Portfolio’s financial statements.
Structured Securities: Certain of the Portfolios may invest in structured securities for various purposes, including managing exposure to fluctuations in currency exchange rates, interest rates, commodity prices, indices or other financial indicators or for speculation. As of October 31, 2010, the Total Return Bond Portfolio had one open structured security.
Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Portfolio’s entire investment in the structured security. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference (i.e. leveraged structured securities). Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed income investments (i.e. investment grade corporate bonds).
The risks of investing in a particular structured security will depend on the terms of the investment; however, structured securities generally will expose the Portfolio to credit risk, illiquidity risk and market risk. Credit risk arises from the potential inability of counterparties to meet the terms of their contract. Structured securities are typically sold in private placement transactions with no active trading market. Market risk is the risk that there will be an unfavorable change in the Reference. Investments in structured securities may be more volatile than their underlying instruments; however, generally any loss is limited to the amount of the original investment.

Note 2. Repurchase Agreements:
As of October 31, 2010, the following Portfolios held an undivided interest in a joint repurchase agreement with State Street Bank & Trust Co.:

	Percentage	Principal
Portfolio	Interest	Amount
High Yield Bond	2.44%	7,235,000
Equity Index	0.09	268,000
“Dogs” of Wall Street	0.31	915,000
Blue Chip	0.49	1,451,000
As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:
State Street Bank & Trust Co., dated October 29, 2010, bearing interest at a rate of 0.01% per annum, with a principal amount of $296,840,000 a repurchase price of $296,840,247 and a maturity date of November 1, 2010. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Market Value
U.S. Treasury Notes	1.38%	5/15/2013	$283,270,000	$291,399,849
U.S. Treasury Notes	2.50%	4/30/2015	$10,585,000	$11,377,817
Note 3. Transactions with Affiliates: As disclosed in the Portfolio of Investments, certain Portfolios own common stock issued by American International Group, Inc. (“AIG”) or other affiliates of SunAmerica Asset Management Corp. (“Adviser”). During the three months ended October 31, 2010, the following Portfolios recorded realized gains (losses) and income on security transactions of AIG and other affiliates of the Adviser as follows:

			Value				Change in
			at January 31,	Cost of	Proceeds of	Realized	Unrealized	Value
Portfolio	Security	Income	2010	Purchases	Sales	Gain/(Loss)	Gain(Loss)	at October 31, 2010
Equity Index	American International Group, Inc.	$—	$5,718	$—	$1,098	$(36,648)	$40,808	$8,780
Foreign Value	AIA Group, Ltd.	$—	$—	$2,625,585	$1,406,595	$—	$82,150	$1,301,140
Note 4. Federal Income Taxes: The amount of aggregate unrealized gain (loss) and the cost of investment securities for Federal Income tax purposes, including short-term securities and repurchase agreement, were as follows:

	Aggregate	Aggregate	Net
	Unrealized	Unrealized	Unrealized	Cost of
	Gain	Loss	Gain/(Loss)	Investments

Cash Management	$596,248	$(4,919,288)	$(4,323,040)	$384,138,965
Corporate Bond	103,071,385	(14,184,287)	88,887,098	927,296,899
Global Bond	31,532,811	(7,099,068)	24,433,743	261,209,311
High-Yield Bond	17,676,875	(23,093,150)	(5,416,275)	301,681,724
Total Return Bond	23,933,805	(6,821,403)	17,112,402	881,624,486
Balanced	11,513,796	(8,100,198)	3,413,598	140,132,812
MFS Total Return	86,708,893	(24,504,487)	62,204,406	675,278,074
Telecom Utility	6,470,161	(2,446,095)	4,024,066	33,426,495
Equity Index	4,129,457	(5,072,120)	(942,663)	18,537,051
Growth-Income	39,005,042	(5,850,840)	33,154,202	187,765,392
Equity Opportunities	17,956,521	(1,598,088)	16,358,433	83,278,433
Davis Venture Value	403,204,764	(41,955,074)	361,249,690	977,697,128
“Dogs” of Wall Street	5,141,480	(2,716,705)	2,424,775	51,384,982
Alliance Growth	60,875,073	(16,263,870)	44,611,203	383,257,876
Capital Growth	11,214,915	(1,710,090)	9,504,825	58,167,719
MFS Massachusetts Investors Trust	37,951,759	(9,644,579)	28,307,180	223,093,973
Fundamental Growth	25,645,643	(2,170,614)	23,475,029	130,732,105
Blue Chip Growth	6,896,329	(1,311,833)	5,584,496	50,214,370
Real Estate	54,850,112	(6,395,165)	48,454,947	215,308,020
Small Company Value	24,488,731	(11,068,589)	13,420,142	151,211,685
Mid-Cap Growth	31,065,124	(5,626,674)	25,438,450	135,182,389
Aggressive Growth	14,626,057	(5,469,453)	9,156,604	58,038,742
Growth Opportunities	16,704,723	(3,546,850)	13,157,873	123,777,811
Marsico Focused Growth	18,661,125	(2,428,845)	16,232,280	80,036,018
Technology	3,689,561	(2,043,761)	1,645,800	38,818,702
Small & Mid Cap Value	75,177,570	(25,319,546)	49,858,024	419,519,429
International Growth and Income	53,206,340	(15,838,401)	37,367,939	333,570,942
Global Equities	18,976,321	(5,169,961)	13,806,360	98,102,003
International Diversified Equities	51,302,948	(27,075,618)	24,227,330	287,311,013
Emerging Markets	41,477,330	(5,360,681)	36,116,649	268,345,899
Foreign Value	78,929,675	(39,802,777)	39,126,898	461,190,531
ADDITIONAL INFORMATION
Additional information is available in the Trust’s Annual and Semiannual reports which may be obtained without charge from the EDGAR database on the Securities and Exchange Commission’s website at www.sec.gov.

Item 2. Controls and Procedures.
a)	An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Act of 1940 (17 CFR 270.30a-3 (c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))), that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications pursuant of Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Series Trust
By:	/s/ John T. Genoy
John T. Genoy
President
Date: December 30, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy
President
Date: December 30, 2010

By:	/s/ Donna M. Handel
Donna M. Handel
Treasurer
Date: December 30, 2010